As filed with the Securities and Exchange Commission on April 28, 2000

                                                Registration No. 333-53673

                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, DC  20549


                    Post-Effective Amendment No. 3

                                  TO

                               FORM S-6
              FOR REGISTRATION UNDER THE SECURITIES ACT
               OF 1933 OF SECURITIES OF UNIT INVESTMENT
                   TRUSTS REGISTERED ON FORM N-8B-2

               GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                      (Exact Name of Registrant)

               GENERAL AMERICAN LIFE INSURANCE COMPANY
                          700 Market Street
                         St. Louis, MO  63101
    (Name and Address of principal executive office of depositor)


                    Christopher A. Martin, Esquire

               General American Life Insurance Company
                          700 Market Street
                         St. Louis, MO  63101
          (Name and Address of Agent for Service of Process)



It is proposed that this filing will become effective (check appropriate space)

[ ]  immediately upon filing pursuant to paragraph (b), of Rule 485

[X]  on 1 May 2000 pursuant to paragraph (b) of Rule 485

[ ]  60 days after filing pursuant to paragraph (a)(1) of Rule 485
[ ]  on 1 May 1999, pursuant to paragraph (a)(1) of rule 485
[ ]  75 days after filing pursuant to paragraph (a)(2) of rule 485
[ ]  on (date) pursuant to paragraph (a)(2) of Rule 485
[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

              FLEXIBLE PREMIUM JOINT AND LAST SURVIVOR
                   VARIABLE LIFE INSURANCE POLICY
                             ISSUED BY
              GENERAL AMERICAN LIFE INSURANCE COMPANY
                         700 MARKET STREET
                        ST. LOUIS, MO 63101
                           (314) 231-1700

This Prospectus describes a flexible premium joint and last survivor variable life insurance Policy ("the Policy") offered by General American Life Insurance Company ("General American" or "the Company"). The Policy is designed to provide lifetime insurance protection and to provide maximum flexibility to vary premium payments and change the level of death benefits payable under the Policy. This flexibility allows you to provide for changing insurance needs under a single insurance policy. You also have the opportunity to allocate Net Premiums among several investment portfolios with different investment objectives.

The Policy provides:
(1) a Cash Surrender Value that can be obtained by surrendering the Policy;
(2) Policy Loans; and
(3) a death benefit payable at the death of the Last Insured. As long as a Policy remains in force before the younger Insured's Attained Age 100, the death benefit will be at least the current Face Amount of the Policy. A Policy will remain in force as long as its Cash Surrender Value is sufficient to pay the monthly charges.

After the end of the "Right to Examine Policy" period, you may allocate the Net Premiums to one or more of the Divisions of General American Separate Account Eleven ("the Separate Account") or in certain contracts to General American's General Account.

You will find a list of the Funds in the Separate Account, the fund managers, and the investment objectives in the Summary on page 3. Note that investment results in the Separate Account are not guaranteed -- you may either make money or lose money. Depending on investment results, the policy could lapse or the death benefit could change. The Prospectus of each Fund contains a full description of the Fund, including the investment policies, restrictions, risks, and charges.
You should receive a Prospectus for each Fund along with this Prospectus for the Policy.

In most Policies you may also invest all or part of your Cash Value in the General Account, which guarantees at least 4% interest.

It may not be advantageous to purchase a Policy as a replacement for another type of life insurance or as a means to obtain additional insurance protection if the purchaser already owns another flexible premium joint and last survivor variable life insurance policy.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.


Please read this Prospectus carefully and retain it for future reference. The date of this Prospectus is May 1, 2000. The Policies are not available in all states.


This prospectus does not constitute an offering in any jurisdiction in which such offering may not be lawfully made. No dealer, salesman, or other person is authorized to give any information or make any representations in connection with this offering other than those contained in this prospectus, and, if given or made, such other information or representations must not be relied upon.

                        TABLE OF CONTENTS
                                                            Page


Summary                                                        1
Definitions                                                   14
The Company and the Separate Account                          15

   The Company
   The Separate Account
   General American Capital Company
   Russell Insurance Funds
   American Century Variable Portfolios
   J.P. Morgan Series Trust II
   Variable Insurance Products Fund
   Variable Insurance Products Fund II
   Van Eck Worldwide Insurance Trust

   SEI Investments Management Corporation
   Metropolitan Series Fund
   New England Zenith Fund
Addition, Deletion, or Substitution of Investments            22
Policy Benefits                                               23

   Death Benefit
   Cash Value

Policy Rights                                                 26

   Loans
   Surrender, Partial Withdrawals and Pro Rate Surrender
   Transfers
   Portfolio Rebalancing
   Dollar Cost Averaging
   Right to Examine Policy
   Death Benefit at Attained Age 100

Payment and Allocation of Premiums                            31

   Issuance of a Policy
   Premiums
   Allocation of Net Premiums and Cash Value
   Policy Lapse and Reinstatement

Charges and Deductions                                        33

   Premium Expense Charges
   Monthly Deduction
   Contingent Deferred Sales Charge
   Separate Account Charges

Dividends                                                     36
The General Account                                           37
General Matters                                               38
Distribution of the Policies                                  41
Federal Tax Matters                                           41
Unisex Requirements Under Montana Law                         44
Safekeeping of the Separate Account's Assets                  44
Voting Rights                                                 45
State Regulation of the Company                               45
Management of the Company                                     46
Legal Matters                                                 49
Legal Proceedings                                             49
Experts                                                       49
Additional Information                                        49
Financial Statements                                          49
Appendix A - Illustration of Death Benefits and Cash Values   50

                              SUMMARY

THROUGHOUT THIS SUMMARY, THE TERMS "YOU" AND "YOUR" REFER TO THE OWNER OF THE POLICY. THE OWNER MAY OR MAY NOT BE ONE OF THE PERSONS INSURED UNDER THE POLICY. THE TERMS "WE," "US," AND "OUR" REFER TO GENERAL AMERICAN LIFE INSURANCE COMPANY.

THE INFORMATION IN THIS SECTION IS JUST A SUMMARY, WRITTEN IN "LAYMEN'S TERMS" TO HELP YOU UNDERSTAND THE POLICY. HOWEVER, BOTH YOUR POLICY AND THIS PROSPECTUS ARE LEGAL DOCUMENTS. IF YOU HAVE QUESTIONS ABOUT THEM, YOU SHOULD CONTACT YOUR AGENT OR OTHER COMPETENT PROFESSIONAL ADVISERS.

IN PREPARING THIS SUMMARY, WE ASSUME THAT THE POLICY IS IN FORCE, AND THAT YOU HAVE NOT BORROWED ANY OF THE CASH VALUE.

THE POLICY. You are purchasing a life insurance policy. Like many life insurance policies, it has both a death benefit and a cash value. The death benefit is the amount of money that we will pay to the beneficiary if both of the persons insured under the policy die while the policy is in force. The cash value is the amount of money accumulated in your policy as an investment at any time. The cash value consists of the premiums you have paid, reduced by the expenses deducted for operation of the policy, and either increased or decreased by investment results.

You have certain rights, including the right to borrow or withdraw money from the policy's cash value and the right to select the funds in which you will invest your premiums.

You have the right to review the policy and decide whether you want to keep it. If you decide not to keep the policy, you may return it to us or to your agent during the "Right to Examine Policy Period." This period is sometimes referred to as the "Free Look Period." It normally ends on the latter of:
     1. twenty days after you receive the policy or
     2. forty-five days after you signed the application.
In some states the period may be longer. Your agent can tell you if this is the case.

During the "Right to Examine Policy Period" we will hold any premiums you have paid in the money market fund. If you return the policy before the end of the free look period, we will cancel the policy and return any premiums you have paid. (For policies issued in Kansas, the rules are different. Your agent can provide you with the details.) (See Policy Rights - Right to Examine Policy.)

When the "Right to Examine Policy Period" ends, we will deduct any charges due and transfer the rest of the money (your "net premium") into the investment funds that you have selected. We will continue to transfer future net premiums into the investments that you select as soon as we receive the premiums.

The policy is a "flexible premium" policy. This means that you may, within limits described below, make premium payments at any time and in any amount you choose. You do not have to make premium payments according to a fixed schedule, although you may choose to do so.

There are limits on the amount that you may pay into the policy without creating tax consequences. If you make a premium payment that exceeds the limit, we will notify you and offer to refund the excess paid.

We will deduct certain expenses from your cash value. These expenses are described below. In addition, your cash value may increase or decrease, depending on the investment experience of the funds you select. Because it is possible for your cash value to decrease, you may have to pay additional premiums in order to keep the policy in force.

As long as there is enough money in your cash value to pay the monthly charges, your death benefit will always be at least the face amount of your policy, minus any amount that you have borrowed from the policy. The face amount of your policy means the amount of insurance that you have purchased. It is shown on the specifications page of your policy.

We will notify you if your cash value is not enough to pay the monthly charges. If that happens, you will have 62 days to make a premium payment big enough to bring your cash value up to the amount required to pay the charges. If you make the premium payment, the policy will stay in force. If you don't, the policy will lapse, or end with no value. (See Payment and Allocation of Premiums - Policy Lapse and Reinstatement.)

INVESTING YOUR CASH VALUE. You may tell us to invest your cash value in either the general account or the separate account, or you may split your cash value between them.

THE GENERAL ACCOUNT. The general account is an interest-bearing account. Money in the general account is guaranteed to earn at least 4% interest, and it may earn more. General American determines the current interest rate from time to time, and we will notify you in advance of any changes. We have the right to limit the amount of money that you may put into the general account.

THE SEPARATE ACCOUNT. The separate account consists of divisions, which represent different types of investments. Each division may either make money or lose money. Therefore if you invest in a division of the separate account, you may either make money or lose money, depending on the investment experience of that division. There is no guaranteed rate of return in the separate account.


The divisions of the separate account represent investment funds run by various investment companies. The investment companies hire advisers to operate or advise on the day-to-day operation of the funds.

The following list shows the investment companies whose funds are available under the policy, along with the managers or advisers and the divisions that they oversee.

NOTE: THE RUSSELL INSURANCE FUNDS ARE ONLY AVAILABLE ON POLICIES WITH AN ISSUE DATE PRIOR TO JANUARY 1, 2000.

------------------------------------------------------------------------
    INVESTMENT COMPANY                       INVESTMENT
                                           MANAGER/ADVISER
------------------------------------------------------------------------
General American                      Conning Asset
Capital Company                       Management Company
------------------------------------------------------------------------
Russell Insurance Funds               Frank Russell Investment
                                      Management Company
------------------------------------------------------------------------
American Century                      American Century
Variable Portfolios                   Investment Management, Inc.
------------------------------------------------------------------------
J.P. Morgan Series Trust II           J.P. Morgan Investment
                                      Management, Inc.
------------------------------------------------------------------------
Fidelity Investments                  Fidelity Management &
Variable Insurance                    Research Company
Products Fund
------------------------------------------------------------------------
Fidelity Investments                  Fidelity Management &
Variable Insurance                    Research Company
Products Fund II
------------------------------------------------------------------------
Van Eck Worldwide                     Van Eck Associates
Insurance Trust                       Corporation
------------------------------------------------------------------------
SEI Insurance Products                SEI Investments
Trust                                 Management Company
------------------------------------------------------------------------
Metropolitan Series                   Metropolitan Life
Fund, Inc.                            Insurance Company
------------------------------------------------------------------------
New England Zenith                    New England Investment
Fund                                  Management, Inc.
------------------------------------------------------------------------


These investment funds have different investment goals and strategies, which we have summarized in the following table. You should review the prospectus of each fund, or seek professional guidance in determining which fund(s) best meet your objectives.


----------------------------------------------------------------------------------------------------------------------------
        INVESTMENT              FUND                     INVESTMENT
        ----------              ----                     ----------
         MANAGER                NAME                        TYPE                              OBJECTIVE
         -------                ----                        ----                              ---------
----------------------------------------------------------------------------------------------------------------------------
          Conning            S&P 500 Index            Growth & Income      To achieve a rate of return that parallels the
     Asset Management            Fund                                      return of the stock market as a whole, as
         Company                                                           represented by the Standard and Poor's 500 Stock
                                                                           Index.
----------------------------------------------------------------------------------------------------------------------------
          Conning             Money Market              Money Market       To obtain the highest level of current income
     Asset Management            Fund                                      consistent with the preservation of capital and
          Company                                                          maintenance of liquidity.
----------------------------------------------------------------------------------------------------------------------------
          Conning           Bond Index Fund           Corporate Bonds      To provide a rate of return that reflects the
     Asset Management                                                      performance of the bond market as a whole, as
          Company                                                          measured by the Lehman Brothers Government/
                                                                           Corporate Bond Index.
----------------------------------------------------------------------------------------------------------------------------
          Conning          Asset Allocation              Balanced          To obtain a high rate of long-term return,
     Asset Management            Fund                                      composed of capital growth and income.
          Company
----------------------------------------------------------------------------------------------------------------------------

          Conning            Managed Equity               Growth           To obtain long-term capital growth through
     Asset Management            Fund                                      investment in common stocks.
          Company
----------------------------------------------------------------------------------------------------------------------------

                                 2

----------------------------------------------------------------------------------------------------------------------------
        INVESTMENT              FUND                INVESTMENT
        ----------              ----                ----------
         MANAGER                NAME                   TYPE                                   OBJECTIVE
         -------                ----                   ----                                   ---------
----------------------------------------------------------------------------------------------------------------------------
          Conning         International Index             Growth           To obtain investment results that parallel the
     Asset Management            Fund               International Stock    price and yield performance of publicly-traded
          Company                                                          common stocks in the Morgan Stanley Capital
                                                                           International, Europe, Australia, and Far East
                                                                           Index ("EAFE Index").
----------------------------------------------------------------------------------------------------------------------------
          Conning           Mid-Cap Equity                Growth           To obtain long-term capital appreciation through
     Asset Management            Fund                                      investment primarily in common stocks of U.S.-
          Company                                                          based, publicly traded companies with medium
                                                                           market capitalization, defined as within the
                                                                           range of the S&P Mid-Cap 400 at the time of the
                                                                           Fund's investment.
----------------------------------------------------------------------------------------------------------------------------
          Conning          Small-Cap Equity          Aggressive Growth     To provide a high rate of return through
     Asset Management            Fund                                      investment in the common stock of small
          Company                                                          companies, making up, at one time, the smallest
                                                                           20% of of U.S.-based companies on the New York
                                                                           Stock Exchange.
----------------------------------------------------------------------------------------------------------------------------
   Fidelity Management &    Growth Portfolio              Growth           To seek capital appreciation, normally through
     Research Company                                                      purchases of common stocks, although its
                                                                           investments are not restricted to any one type
                                                                           of security.
----------------------------------------------------------------------------------------------------------------------------
   Fidelity Management &      Equity-Income           Growth & Income      To seek reasonable income by investing primarily
     Research Company            Portfolio                                 in income-producing equity securities.
----------------------------------------------------------------------------------------------------------------------------
   Fidelity Management &    Overseas Portfolio            Growth:          To seek long-term growth of capital primarily
     Research Company                               International Stock    through investment in foreign securities.
----------------------------------------------------------------------------------------------------------------------------
   Fidelity Management &      Asset Manager              Balanced          To seek a high total return with reduced risk
     Research Company            Portfolio                                 over the long-term by allocating its assets among
                                                                           domestic and foreign stocks, bonds, and short-
                                                                           term fixed income instruments.
----------------------------------------------------------------------------------------------------------------------------
   Fidelity Management &       High Income            High Yield Bond      To seek a high level of current income by
     Research Company           Portfolio                                  investing primarily in high yielding, lower-
                                                                           rated, fixed income securities, while also
                                                                           considering growth of capital.
----------------------------------------------------------------------------------------------------------------------------
   Fidelity Management &    Mid Cap Portfolio        Long-Term Growth      To seek long-term growth by investing
     Research Company                                   of Capital         primarily in common stocks, with at least
                                                                           65% of total assets in securities of
                                                                           companies with medium market
                                                                           capitalizations, similar to those in the S&P
                                                                           MidCap 400.  The fund may potentially invest
                                                                           in domestic and foreign companies with
                                                                           smaller or larger market capitalizations,
                                                                           investing in "growth" and/or "value" stocks.
                                                                           The fund selects investments by using
                                                                           fundamental analysis of each issuer's
                                                                           financial condition and industry position
                                                                           and market and economic conditions.

                                 3

----------------------------------------------------------------------------------------------------------------------------
        INVESTMENT              FUND                     INVESTMENT
        ----------              ----                     ----------
         MANAGER                NAME                        TYPE                              OBJECTIVE
         -------                ----                        ----                              ---------
----------------------------------------------------------------------------------------------------------------------------
    Van Eck Associates       Worldwide Hard          Aggressive Growth:    To seek long-term capital appreciation by
       Corporation            Assets Fund                Specialty         investing in equity and debt securities of
                                                                           companies engaged in the exploration, develop-
                                                                           ment, production, and distribution of gold and
                                                                           other natural resources such as strategic
                                                                           and other metals, minerals, forest products,
                                                                           oil, natural gas, and coal.
----------------------------------------------------------------------------------------------------------------------------
    Van Eck Associates          Worldwide            Aggressive Growth:    To obtain long-term capital appreciation by
       Corporation          Emerging Markets        International Stock    investing in equity securities in emerging
                                  Fund                                     markets around the world.  The Fund emphasizes
                                                                           primarily investment in countries that, compared
                                                                           to the world's major economies, exhibit
                                                                           relatively low gross national product per capita,
                                                                           as well as the potential for rapid economic
                                                                           growth.
----------------------------------------------------------------------------------------------------------------------------



                                 4


----------------------------------------------------------------------------------------------------------------------------
        INVESTMENT              FUND                     INVESTMENT
        ----------              ----                     ----------
         MANAGER                NAME                        TYPE                              OBJECTIVE
         -------                ----                        ----                              ---------
----------------------------------------------------------------------------------------------------------------------------
      Frank Russell        Multi-Style Equity         Growth & Income      To obtain income and capital growth by investing
  Investment Management           Fund                                     principally in equity securities.
         Company
----------------------------------------------------------------------------------------------------------------------------
       Frank Russell        Aggressive Equity        Aggressive Growth     To provide capital appreciation by assuming a
  Investment Management           Fund                                     higher level of volatility than is ordinarily
         Company                                                           expected from the Multi-Style Equity Fund, by
                                                                           investing in equity securities.
----------------------------------------------------------------------------------------------------------------------------
      Frank Russell           Non-U.S. Fund               Growth:          To achieve favorable total return and additional
  Investment Management                             International Stocks   diversification for United States investors by
         Company                                         and Bonds         investing primarily in equity and debt securities
                                                                           of non-United States companies and non-United
                                                                           States governments.
----------------------------------------------------------------------------------------------------------------------------
      Frank Russell           Core Bond Fund          Growth & Income      To maximize total return through capital
  Investment Management                                                    appreciation income by assuming a level of
       Company                                                             volatility consistent with the broad fixed-income
                                                                           market, by and investing in fixed-income
                                                                           securities.
----------------------------------------------------------------------------------------------------------------------------
  J.P. Morgan Investment      Bond Portfolio          Growth & Income      To provide a high total return consistent with
     Management, Inc.                                                      moderate risk of capital and maintenance of
                                                                           liquidity.
----------------------------------------------------------------------------------------------------------------------------
  J.P. Morgan Investment      Small Company          Aggressive Growth     To provide high total return from a portfolio of
     Management, Inc.           Portfolio                                  equity securities of small companies.  The Fund
                                                                           invests at least 65% of the value of its total
                                                                           assets in the common stock of small U.S.
                                                                           companies primarily with market capitalizations
                                                                           less than $1 billion.
----------------------------------------------------------------------------------------------------------------------------
     American Century        Income & Growth          Growth & Income      To attain long-term growth of capital as well as
        Investment                 Fund                                    current income.  The Fund pursues a total return
     Management, Inc.                                                      and dividend yield that exceeds those of the S&P
                                                                           500 by investing in stocks of companies with
                                                                           strong dividend growth potential.
----------------------------------------------------------------------------------------------------------------------------
     American Century       International Fund       Aggressive Growth:    To obtain capital growth over time by investing
        Investment                                  International Stock    in common stocks of foreign companies considered
     Management, Inc.                                                      to have better-than-average prospects for
                                                                           appreciation. Because this Fund invests in
                                                                           foreign securities, a higher degree of short-term
                                                                           price volatility, or risk, is expected due to
                                                                           factors such as currency fluctuation and
                                                                           political instability.
----------------------------------------------------------------------------------------------------------------------------
     American Century          Value Fund                 Growth           To attain long-term capital growth, with income
        Investment                                                         as a secondary objective.  The Fund invests
      Management, Inc.                                                     primarily in equity securities of well-
                                                                           established companies that are believed by
                                                                           management to be undervalued at the time of
                                                                           purchase.
----------------------------------------------------------------------------------------------------------------------------


                              5




----------------------------------------------------------------------------------------------------------------------------
        INVESTMENT              FUND                     INVESTMENT
        ----------              ----                     ----------
         MANAGER                NAME                        TYPE                              OBJECTIVE
         -------                ----                        ----                              ---------
----------------------------------------------------------------------------------------------------------------------------
   SEI Investments         Large Cap Value            Long Term Growth     Utilizing multiple specialist sub-advisers that
      Management                 Fund                  of Capital and      manage in a value style, the Fund invests in large
     Corporation                                           Income          cap income-producing U.S. common stocks.
----------------------------------------------------------------------------------------------------------------------------
   SEI Investments         Large Cap Growth         Capital Appreciation   Utilizing multiple specialist sub-advisers that
      Management                 Fund                                      manage in a growth style, the Fund invests in
     Corporation                                                           large cap U.S. common stocks.
----------------------------------------------------------------------------------------------------------------------------
   SEI Investments         Small Cap Value          Capital Appreciation   Utilizing multiple specialist sub-advisers that
      Management                 Fund                                      manage in a value style, the Fund invests in
     Corporation                                                           common stocks of smaller U.S. companies.
----------------------------------------------------------------------------------------------------------------------------
   SEI Investments         Small Cap Growth          Long-Term Capital     Utilizing multiple specialist sub-advisers that
      Management                 Fund                   Appreciation       manage in a growth style, the Fund invests in
     Corporation                                                           common stocks of smaller U.S. companies.
----------------------------------------------------------------------------------------------------------------------------
   SEI Investments       International Equity       Capital Appreciation   Utilizing multiple specialist sub-advisers, the
      Management                 Fund                                      Fund invests in equity securities of foreign
     Corporation                                                           companies.
----------------------------------------------------------------------------------------------------------------------------
   SEI Investments         Emerging Markets         Capital Appreciation   Utilizing multiple specialist sub-advisers, the
      Management             Equity Fund                                   Fund invests in equity securities of emerging
     Corporation                                                           markets companies.
----------------------------------------------------------------------------------------------------------------------------
   SEI Investments        Core Fixed Income          Current Income and    Utilizing multiple specialist sub-advisers that
      Management                 Fund                 Preservation of      have fixed income investment expertise, the Fund
     Corporation                                          Capital          invests in investment grade U.S. fixed income
                                                                           securities.
----------------------------------------------------------------------------------------------------------------------------
   SEI Investments         High Yield Bond              Total Return       Utilizing a specialist sub-adviser that has high
      Management                 Fund                                      yield investment expertise, the Fund invests in
     Corporation                                                           high yield, high risk securities.
----------------------------------------------------------------------------------------------------------------------------
   SEI Investments       International Fixed        Capital Appreciation   Utilizing a specialist sub-adviser, the Fund
      Management             Income Fund             and Current Income    invests in investment grade fixed income
     Corporation                                                           securities of foreign government and corporate
                                                                           issuers.
----------------------------------------------------------------------------------------------------------------------------
   SEI Investments         Emerging Markets             Total Return       Utilizing a specialist sub-adviser, the Fund
      Management              Debt Fund                                    invests U.S. dollar denominated debt in securities
     Corporation                                                           of emerging market issuers.
----------------------------------------------------------------------------------------------------------------------------
  Metropolitan Life         Janus Mid-Cap             Long-Term Growth     The Portfolio normally invests at least 65% of its
  Insurance Company           Portfolio                  of Capital        total assets in common stocks of medium
                                                                           capitalization companies selected for their growth
                                                                           potential.  The portfolio manager defines medium
                                                                           capitalization ("mid-cap") companies as those
                                                                           whose market capitalization falls within the range
                                                                           of companies included in the S&P MidCap 400 Index
                                                                           at the time of the purchase.
----------------------------------------------------------------------------------------------------------------------------



                              6

----------------------------------------------------------------------------------------------------------------------------
        INVESTMENT              FUND                     INVESTMENT
        ----------              ----                     ----------
         MANAGER                NAME                        TYPE                              OBJECTIVE
         -------                ----                        ----                              ---------
----------------------------------------------------------------------------------------------------------------------------
  Metropolitan Life         T. Rowe Price             Long-Term Growth     The Portfolio normally invests at least 65% of its
  Insurance Company        Large Cap Growth           of Capital and,      total assets in a diversified group of large
                              Portfolio                 Secondarily,       capitalization growth companies.  The portfolio
                                                      Dividend Income      managers define large capitalization ("large-cap")
                                                                           companies as those whose market capitalization
                                                                           falls within the range of the largest 300
                                                                           companies included in the Russell 3000 Index at
                                                                           the time of the purchase.
----------------------------------------------------------------------------------------------------------------------------
  Metropolitan Life         T. Rowe Price            Long-Term Capital     The Portfolio normally invests at least 65% of its
  Insurance Company        Small Cap Growth                Growth          total assets in a diversified group of small
                              Portfolio                                    capitalization companies.  The portfolio manager
                                                                           defines small capitalization ("small cap")
                                                                           companies as those whose market capitalization
                                                                           falls within the range of companies included in
                                                                           the bottom 10% of the S&P 500 Index at the time of
                                                                           the purchase.
----------------------------------------------------------------------------------------------------------------------------
     New England             Alger Equity                  Growth          Alger invests Equity Growth's assets primarily in
      Investment            Growth Series                                  growth stocks.  Alger will ordinarily invest at
   Management, Inc.                                                        least 65% of Equity Growth's total assets in
                                                                           equity securities of issues with market
                                                                           capitalization of $1 billion or greater.
----------------------------------------------------------------------------------------------------------------------------


You may change the investments that you want to use for your future premiums by notifying our Home Office.

You may transfer your cash value among the various investment funds, and you may withdraw money, but there are certain rules. We don't charge you for the first twelve transfers or withdrawals in a policy year, but we charge a $25 fee for each transfer or withdrawal after the first twelve. (A policy year is measured beginning on the anniversary of the date that the policy was issued, and ending on the day before the next anniversary.)

We have the right to change or eliminate transfers in the future, although we don't currently intend to do so.

CHARGES AND DEDUCTIONS. There are certain costs that we charge you for issuing your policy and keeping it in force. This section describes those charges -- what they are and what they cover.

SALES CHARGE. Each time you pay a premium, we deduct a portion to cover expenses of the policy. Part of this deduction covers sales charges.
We guarantee that this part of the deduction will never exceed the following amounts:
* in the first policy year, 15% of the amount you pay up to the target premium and 5% of the amount you pay above the target premium. (The amount of the target premium varies by age and risk class, and is shown in your policy.)
* in the 2nd through 10th Policy Years, 5% of the actual premium you pay;
* in the 11th Policy Year and later, 2% of the actual premium you pay.

For policies issued in the state of Oregon we deduct an additional 2% of actual premium paid in all policy years.

TAX CHARGE. The Federal government and many states and territories impose taxes or charges on insurance premiums. We deduct from your premium payment the amount required to pay these taxes and charges. We deduct 1.3% of each premium payment to pay the Federal charge. The amount we deduct to pay the state and territory charges varies by state. It ranges from 0% to 4%, with an average of about 2.1%.

If the tax rates change, we may change the amount of the deduction to cover the new charge. (See Charges and Deductions - Premium Expense Charges.)

If we are required by law to pay taxes based on the separate account, we may charge an appropriate share to policies that invest in the separate account. (See Federal Tax Matters.)

SURRENDER CHARGE. If you surrender your policy or let it lapse during the first ten policy years, we will keep part of the cash value to help us recover the costs of selling and issuing the policy. This charge is called a Contingent Deferred Sales Charge (CDSC) or, more simply, a surrender charge.

The surrender charge is 45% of the target premium if you surrender the policy or let it lapse during the first five policy years. After that the amount of the surrender charge goes down each month. After the 10th policy year there is no charge.

There is a table in your policy that shows the amount of the target premium and the percentage of the surrender charge for each month.

If you withdraw money from your policy or if you surrender a portion of your policy, we will charge a pro-rated portion of the surrender charge.

Of course, if you don't surrender all or part of your policy, or let it lapse, or withdraw cash from it, then you will not pay a surrender charge.

If you increase the face amount of your policy, the increase will have its own surrender charge for the first 10 policy years following the increase.

(See Policy Rights - Surrender, Partial Withdrawals, and Pro-Rata
Surrender; Policy Benefits - Death Benefit; and Charges and Deductions
- Contingent Deferred Sales Charge.)

Under certain conditions, applied in a uniform and nondiscriminatory manner, we may reduce the surrender charge. (See Adjustment of Charges.)

ADMINISTRATIVE FEE. We charge a monthly fee to cover your policy's administrative cost. This charge is $25 each month for the first policy year, and $6 each month after the first policy year. We will deduct the charge from your cash value each month.

SELECTION AND ISSUE EXPENSE CHARGE. This charge allows us to recover part of the commissions and other costs of issuing your policy. We determine the amount of the charge based on the size of your policy and on the age, sex, and risk class of the persons insured under the policy.

The charge ranges from about 4 cents per $1,000 of Face Amount to about 65 cents per $1,000. We deduct the charge from your cash value each month for the first ten policy years. If you increase the face amount of your policy, there is a new charge associated with that increase until it has been in effect for ten policy years.

COST OF INSURANCE. Because this is a life insurance policy, it has a death benefit. We charge an insurance cost each month to cover the risk that you will die and we will have to pay the death benefit.

The amount of this charge varies with the age, sex, risk class of the persons insured under the polciy, and the amount of the death benefit at risk -- if the risk of death or the amount of the death benefit is greater, then the cost of insurance is also greater. We deduct the cost of insurance from your cash value each month.

We make another charge to cover mortality and expense risks under the Policy. We calculate this charge based on a percentage of the net assets in each division of the separate account. Rather than deducting the charge from the cash value, we apply the charge by adjusting the net rate of return in the separate account. We guarantee that the charge will not exceed the following amounts, shown on an annual percentage basis:
     Policy years 1-10        .55% of net separate account assets
     Policy years 11-20       .45% of net separate account assets
     Policy years 21+         .35% of net separate account Assets
(See Charges and Deductions - Separate Account Charges.)

We pay the operating expenses of the separate account. The investment funds pay for their own operating expenses and investment fees. For a description of these charges, see Charges and Deductions - Separate Account Charges.


The following chart shows the operating expenses of the funds as reported for the fiscal year ending December 31, 1999:

----------------------------------------------------------------------------------

                       ANNUAL FUND OPERATING EXPENSES <F1>
                      As a Percentage of Average Net Assets

----------------------------------------------------------------------------------
                                        INVESTMENT
              FUND                      ADVISORY /     OTHER EXPENSES    TOTAL
                                        MANAGEMENT
                                           FEE
----------------------------------------------------------------------------------
                        GENERAL AMERICAN CAPITAL COMPANY
----------------------------------------------------------------------------------
S&P 500 Index Fund                        .25%              .05%         .30%
----------------------------------------------------------------------------------
Money Market Fund                         .125%             .08%         .205%
----------------------------------------------------------------------------------
Bond Index Fund                           .25%              .05%         .30%
----------------------------------------------------------------------------------
Managed Equity Fund                       .29%              .10%         .39%
----------------------------------------------------------------------------------
Asset Allocation Fund                     .50%              .10%         .60%
----------------------------------------------------------------------------------
International Index Fund                  .50% <F2>         .30%         .80%
----------------------------------------------------------------------------------
Mid-Cap Equity Fund                       .55% <F3>         .10%         .65%
----------------------------------------------------------------------------------
Small-Cap Equity Fund                     .25%              .05%         .30%
----------------------------------------------------------------------------------
                            RUSSELL INSURANCE FUNDS
----------------------------------------------------------------------------------
Multi-Style Equity Fund                   .74%              .18%         .92% <F4>
----------------------------------------------------------------------------------
Aggressive Equity Fund                    .86%              .39%        1.25% <F5>
----------------------------------------------------------------------------------
Non-U.S. Fund                             .75%              .55%        1.30% <F6>
----------------------------------------------------------------------------------
Core Bond Fund                            .54%              .26%         .80% <F7>
----------------------------------------------------------------------------------
                      AMERICAN CENTURY VARIABLE PORTFOLIOS
----------------------------------------------------------------------------------
Income & Growth Fund                      .70%              .00%         .70%
----------------------------------------------------------------------------------
International Fund                       1.37%              .00%        1.37%
----------------------------------------------------------------------------------
Value Fund                               1.00%              .00%        1.00%
----------------------------------------------------------------------------------
                           J.P. MORGAN SERIES TRUST II
----------------------------------------------------------------------------------
Bond Portfolio                            .30%              .45%         .75%
----------------------------------------------------------------------------------
Small Company Portfolio                   .60%              .55%        1.15%
----------------------------------------------------------------------------------
                      FIDELITY VARIABLE INSURANCE PRODUCTS FUND
----------------------------------------------------------------------------------
Equity-Income Portfolio                   .48%              .08%         .56%
----------------------------------------------------------------------------------
Growth Portfolio                          .58%              .07%         .65%
----------------------------------------------------------------------------------
Overseas Portfolio                        .73%              .14%         .87%
----------------------------------------------------------------------------------
High Income Portfolio                     .58%              .11%         .69%
----------------------------------------------------------------------------------
                     FIDELITY VARIABLE INSURANCE PRODUCTS FUND II
----------------------------------------------------------------------------------
Asset Manager                             .53%              .09%         .62%
----------------------------------------------------------------------------------
                    FIDELITY VARIABLE INSURANCE PRODUCTS FUND III
----------------------------------------------------------------------------------
Mid Cap Portfolio                         .97%              .00%         .97%
----------------------------------------------------------------------------------
                         VAN ECK WORLDWIDE INSURANCE TRUST
----------------------------------------------------------------------------------
Worldwide Hard Assets Fund               1.00%              .34%        1.34%
----------------------------------------------------------------------------------
Worldwide Emerging Markets Fund          1.00%              .26%        1.26%
----------------------------------------------------------------------------------

                          SEI INSURANCE PRODUCTS TRUST
----------------------------------------------------------------------------------
Large Cap Value Fund                      .35%              .50%         .85% <F8>
----------------------------------------------------------------------------------
Large Cap Growth Fund                     .40%              .45%         .85% <F8>
----------------------------------------------------------------------------------
Small Cap Value Fund                      .65%              .45%        1.10% <F8>
----------------------------------------------------------------------------------
Small Cap Growth Fund                     .65%              .45%        1.10% <F8>
----------------------------------------------------------------------------------
International Equity Fund                 .51%              .77%        1.28% <F8>
----------------------------------------------------------------------------------
Emerging Markets Equity Fund             1.05%              .90%        1.95% <F8>
----------------------------------------------------------------------------------
Core Fixed Income Fund                    .28%              .32%         .60% <F8>
----------------------------------------------------------------------------------
High Yield Bond Fund                      .49%              .36%         .85% <F8>
----------------------------------------------------------------------------------
International Fixed Income Fund           .40%              .60%        1.00% <F8>
----------------------------------------------------------------------------------
Emerging Markets Debt Fund                .85%              .50%        1.35% <F8>
----------------------------------------------------------------------------------


                              9


----------------------------------------------------------------------------------
                         METROPOLITAN SERIES FUND, INC.
----------------------------------------------------------------------------------
Janus Mid-Cap Portfolio                   .67%              .04%         .71%
----------------------------------------------------------------------------------
T. Rowe Price Large Cap Growth Portfolio  .69%              .24%         .93%
----------------------------------------------------------------------------------
T. Rowe Price Small Cap Growth Portfolio  .52%              .09%         .61%
----------------------------------------------------------------------------------
                            NEW ENGLAND ZENITH FUND
----------------------------------------------------------------------------------
Alger Equity Growth Series                .80%              .00%         .80%
----------------------------------------------------------------------------------

<F1> The Fund expenses shown above are collected from the underlying
Fund, and are not direct charges against the Separate Account assets or reductions from the Policy's Cash Value. These underlying Fund Expenses are taken into consideration in computing each Fund's net asset value, which is used to calculate the unit values in the Separate Account. The management fees and other expenses are more fully described in the prospectus of each individual Fund. The information relating to the Fund expenses was provided by the Fund and was not independently verified by General American. Except as otherwise specifically noted, the management fees and other expenses are not currently subject to fee waivers or expense reimbursements.

<F2> The fees charged by the International Index Fund are stated as a series of annual percentages of the average daily value of the net assets of the Funds. The percentages decrease with respect to assets of the Fund above certain amounts, as follows: First $10 million, 0.50%; Next $20 million, 0.40%; Balance over $20 million, 0.30%.

<F3> The fees charged by the Mid-Cap Equity Fund are stated as a series of annual percentages of the average daily value of the net assets of the Funds. The percentages decrease with respect to assets of the Fund above certain amounts, as follows: First $10 million, 0.55%; Next $10 million, 0.45%; Balance over $20 million, 0.40%.

<F4> The Manager has voluntarily agreed to waive a portion of its 0.78%
management fee, up to the full amount of that fee, equal to the amount by which the Fund's total operating expenses exceed 0.92% of the Fund's average daily net assets on an annual basis, and to reimburse the Fund for all remaining expenses after fee waivers which exceed 0.92% of average daily net assets on an annual basis. The management fee waivers and reimbursements are intended to be in effect for 2000, but may be revised or eliminated at any time thereafter without notice to shareholders. Absent the waiver, the management fee would have been 0.78%, and total Fund expenses would have been 0.96% of average daily net assets.

<F5> The Manager has voluntarily agreed to waive a portion of its 0.95%
management fee, up to the full amount of that fee, equal to the amount by which the Fund's total operating expenses exceed 1.25% of the Fund's average daily net assets on an annual basis, and to reimburse the Fund for all remaining expenses after fee waivers which exceed 1.25% of average daily net assets on an annual basis. The management fee waivers and reimbursements are intended to be in effect for 2000, but may be revised or eliminated at any time thereafter without notice to shareholders. Absent the waiver, the management fee would have been 0.95%, and total Fund expenses would have been 1.34% of average daily net assets.

<F6> The Manager has voluntarily agreed to waive a portion of its 0.95%
management fee, up to the full amount of that fee, equal to the amount by which the Fund's total operating expenses exceed 1.30% of the Fund's average daily net assets on an annual basis, and to reimburse the Fund for all remaining expenses after fee waivers which exceed 1.30% of average daily net assets on an annual basis. The management fee waivers and reimbursements are intended to be in effect for 2000, but may be revised or eliminated at any time thereafter without notice to shareholders. Absent the waiver, the management fee would have been 0.95%, and total Fund expenses would have been 1.50% of average daily net assets.

<F7> The Manager has voluntarily agreed to waive a portion of its 0.60%
management fee, up to the full amount of that fee, equal to the amount by which the Fund's total operating expenses exceed 0.80% of the Fund's average daily net assets on an annual basis, and to reimburse the Fund for all remaining expenses after fee waivers which exceed 0.80% of average daily net assets on an annual basis. The management fee waivers and reimbursements are intended to be in effect for 2000, but may be revised or eliminated at any time thereafter without notice to shareholders.


Absent the waiver, the management fee would have been 0.60%, and total Fund expenses would have been 0.86% of average daily net assets.

<F8> The SEI VP Funds' total actual annual fund operating expenses for the current fiscal year are expected to be less than the maximum amount allowed because the Adviser will voluntarily waive a portion of its fee in order to keep total operating expenses at a specified level. The Adviser may discontinue all or part of its waiver at any time. With this fee waiver, the Funds' actual total operating expenses are expected to be the amounts shown in the table above. Absent the fee waiver, the Funds' total operating expenses would be: Large Cap Value Fund, 0.95%; Large Cap Growth Fund, 1.00%; Small Cap Value Fund, 1.20%; Small Cap Growth Fund, 1.20%; International Equity Fund, 1.41%; Emerging Markets Equity Fund, 2.34%; Core Fixed Income Fund, 0.70%; High Yield Bond
Fund, 0.99%; International Fixed Income Fund, 1.31%; Emerging Markets Debt Fund, 1.95%.

PREMIUMS. Within limits, you decide how much money you want to put into the policy. There is a minimum premium that you have to pay to put the policy in force. That amount is 1/12 of the "minimum initial annual premium amount" shown on the specifications page of your policy.

After the policy is in force, you may pay any amount you want as long as the cash value is always enough to cover the surrender charge and the current month's expenses. If you continue to pay at least 1/12 of the minimum initial annual premium each month (or to prepay it), and if you don't withdraw or borrow cash from the policy, we guarantee that the policy will not lapse during the first five policy years, even if the cash value is not enough to cover the charges.

If you have borrowed or withdrawn money from your cash value, you can still keep your no-lapse guarantee in force for the first five years. Here is how it works. Each month, we look at the total amount of premium that you have paid into the policy since it was issued. We then subtract the amount of money that you have withdrawn or borrowed. If the amount left is at least equal to 1/12 of the annual minimum premium, multiplied by the number of months the policy has been in force, then your no-lapse guarantee still applies. If not, then we will notify you that you have 62 days to make enough of a premium payment to restore the no-lapse guarantee. If you do not make the payment, your policy could lapse, or end with no value.

If you have converted a General American term insurance policy to this policy, and if the term policy includes conversion credits, you may apply those credits to reduce your first-year minimum premium.

You can set up a schedule of payments, and we will send you reminders, but you are not required to make the payments as long as the cash value covers the surrender charge and the current month's expenses. (See Payment and Allocation of Premiums.)

DEATH BENEFIT. If both of the person insured under the policy die while the policy is in force, we will pay a death benefit to the beneficiary following the second death. You can select one of three death benefits at the time the policy is issued:
* Option A: The death benefit is the greater of the face amount of the policy or an "applicable percentage" of the cash value.
* Option B: The death benefit is the greater of the face amount of the policy plus the cash value, or an "applicable percentage" of the cash value.
* Option C: The death benefit is the greater of the face amount of the policy, or the cash value multiplied by an attained age factor.

As long as the policy remains in force and the younger person insured is less than 100 years old, the minimum death benefit under any death benefit option will be at least the current face amount.

We will increase the death benefit by any dividends earned prior to the death of the second person insured, and by the cost of insurance from the date of the second death to the end of the month, and will reduce it by any outstanding loans and interest. We will pay the death benefit according to the settlement options available at the time of death.
(See Policy Benefits - Death Benefit.)

The minimum face amount at issue is generally $100,000 under our current rules. Subject to certain restrictions, you may change the face amount and the death benefit option. In certain cases we may require evidence that the person insured under the policy is still insurable. (See Change in Death Benefit Option, and Change In Face Amount.)

You may include additional insurance benefits with your policy. These are described under General Matters - Additional Insurance Benefits. If you elect any additional benefits, we will deduct the charges for those benefits from your Cash Value.

CASH VALUE. Your Policy has a cash value that is the total amount credited to you in the separate account, the loan account, and the general account. The cash value increases by the amount of net premium payments, and decreases by partial withdrawals and expense charges for the policy. It may either increase or decrease based on the investment experience of the separate account divisions that you have selected. (See Policy Benefits - Cash Value.)

There is no minimum guaranteed cash value.

POLICY LOANS. You may borrow against the cash value of your policy. The loan value is the maximum amount that you may borrow. The loan value is:
     the cash value on the date we receive the loan request;
     plus interest on the loan balance to the next anniversary date, calculated at the guaranteed general account interest rate; minus interest on the new loan to the next policy anniversary; minus any loans and interest already outstanding;
     minus any surrender charges;

     minus monthly deductions to the next policy anniversary.

When you borrow against the policy, we will take the money from the general account and the divisions of the separate account in proportion to your balances in each account.

Loan interest is due at each policy anniversary If you don't pay the loan interest, we will add it to the amount of the loan.

You may repay all or part of the loan at any time. When you make a loan payment, we will put the money back into the general account or the divisions of the separate account in the same percentages used them to make the loan.

When we pay out the proceeds of your policy, either as a death benefit or as a policy surrender, we will deduct any outstanding loans and interest from the amount we pay. (See Policy Rights - Loans.)

Loans taken from or secured by a policy may have Federal income tax consequences. (See Federal Tax Matters.)

SURRENDER, PARTIAL WITHDRAWALS, AND PRO-RATA SURRENDER. You may surrender the policy at any time while it is in force. We will pay you the cash surrender value, plus dividends (if any) earned prior to the surrender.

After the first year you may request a partial withdrawal of your cash surrender value. Normally, withdrawing a portion of your cash surrender value will reduce your death benefit by the amount of the withdrawal. However, if you have included the Anniversary Partial Withdrawal Rider on your policy, you may withdraw a portion of your cash surrender value without reducing the death benefit. Under this rider, there are limits on how much you can withdraw, and the withdrawal must be at the policy anniversary. You can find more information about the rider under General Matters - Additional Insurance Benefits.

You may also request a pro-rata surrender of the policy, which allows you to surrender part of the policy and keep the rest in force. You can find more information under Policy Rights - Surrender, Partial
Withdrawals, and Pro-Rata Surrender.

A surrender, partial withdrawal, or Pro-Rata Surrender may have Federal income tax consequences. We suggest that you discuss your situation with a competent tax adviser before taking one of these steps. (See Federal Tax Matters.)

ILLUSTRATIONS OF DEATH BENEFITS AND CASH SURRENDER VALUES. The death benefit and cash surrender value of your policy will depend on how well your investments perform. In Appendix A we have illustrated some sample policies. Depending on the rate of return, the values may increase or decrease. In order to help you to understand the cost of the policy, we also show how your premium would grow if you simply invested it at 5% interest, compounded annually.

If you surrender your policy in the first few years, the cash surrender value that you receive may be low compared to what you would have accumulated by investing the premiums at interest. In this case, the insurance protection that you received while the policy was in force will have been expensive.

We will provide you with an illustration showing projected future cash values if you request it in writing. We may charge a fee of up to $25 for preparing the illustration.

TAX CONSEQUENCES OF THE POLICY. If your policy was issued in a standard premium class, then we believe that it qualifies as a life insurance contract for Federal income tax purposes. However, if the policy was issued on a substandard basis, it is not clear whether it will qualify as a life insurance contract for tax purposes. The IRS has provided very limited guidance in this area.

Assuming that the policy does qualify as a life insurance contract for Federal income tax purposes, then we believe that the cash value should be subject to the same tax treatment as the cash value of a conventional fixed-benefit contract. This means that growth in the cash value will not be taxed until you receive a distribution.

There are some actions that may trigger a tax. If you transfer ownership to someone else, or if you surrender the policy or withdraw cash from it, you may have to pay a tax. Similarly, if you let the policy lapse while there is an outstanding loan, or if you exchange the policy for another policy, you may owe a tax. (See Federal Tax
Matters.)

If you pay too much in premium, your policy may become a "modified endowment contract." If that happens, then some pre-death distributions of cash will be taxable income. If there is more cash value in the policy that what you actually paid in premiums, you will taxed on the excess in the year in which you receive a distribution. You may withdraw the amount that you paid into the policy without being taxed, but only after you have received the excess as taxable income. In addition, any taxable distribution that you receive before age 59 1/2 will generally be subject to an additional 10% tax.

On the other hand, if the policy is not a modified endowment contract, then distributions are normally treated first as a return of your "cost basis," or investment in the contract. In this case, you may withdraw up to the amount of the premiums you paid with no tax consequences. After that, any additional distributions are treated as taxable income. In addition, loans from the policy are not treated as distributions, so they are not considered taxable income. Finally, if you policy is not a modified endowment contract, neither distributions or loans are subject to the 10% additional tax (See Federal Tax Matters.)

Please note that General American is neither a law firm nor a tax adviser, so we cannot give you legal or tax advice. If you have specific legal or tax questions, we suggest that you consult a qualified professional in these fields.

DIVIDENDS. We do not expect to pay dividends on this Policy.  (See
Dividends.)

                              * * *

This Prospectus describes only those aspects of the Policy that relate to the Separate Account, except where General Account matters are specifically mentioned. For a brief summary of the aspects of the Policy relating to the General Account, see The General Account.

                            DEFINITIONS

ATTAINED AGE - The Issue Age of an Insured plus the number of completed Policy Years.

BENEFICIARY - The person(s) named in the application or by later designation to receive Policy proceeds in the event of the Last
Insured's death. A Beneficiary may be changed as set forth in the Policy and this Prospectus.

CASH VALUE - The total amount that a Policy provides for investment at any time. It is equal to the total of the amounts credited to the Owner in the Separate Account and the General Account, including the Loan Account.

CASH SURRENDER VALUE - The Cash Value of a Policy on the date of surrender, less any Indebtedness, and less any surrender charges.

DIVISION - A subaccount of the Separate Account. Each Division invests exclusively in the shares of a corresponding Fund of either General American Capital Company, Russell Insurance Funds, American Century Variable Portfolios, J.P. Morgan Series Trust II, Variable Insurance Products Fund, Variable Insurance Products Fund II, or Van Eck Worldwide Insurance Trust.

EFFECTIVE DATE - The date as of which insurance coverage begins under a policy.

FACE AMOUNT - The minimum death benefit under the Policy so long as the Policy remains in force.


FUND - A separate investment portfolio of a registered open-end investment company. Although sometimes referred to elsewhere as "portfolios," they are referred to in this prospectus as "Funds," except where "Portfolio" is part of their name.


GENERAL ACCOUNT -The assets of the Company other than those allocated to the Separate Account or any other separate account. The Loan Account is part of the General Account.

HOME OFFICE - The service office of General American Life Insurance Company, the mailing address of which is P.O. Box 14490, St. Louis, Missouri 63178.

INDEBTEDNESS - The sum of all unpaid Policy Loans and accrued interest on loans.

INSURED - The persons whose lives are insured under the Policy.

INVESTMENT START DATE - The date the initial premium is applied to the General Account and/or the Divisions of the Separate Account. This date is the later of the Issue Date or the date the initial premium is received at General American's Home Office.

ISSUE AGE - The age of each Insured at his or her nearest birthday as of the date the Policy is issued.

ISSUE DATE - The date from which Policy Anniversaries, Policy Years, and Policy Months are measured.

LAST INSURED - The Insured whose death succeeds the death of all other Insureds under the Policy.

LOAN ACCOUNT - The account of the Company to which amounts securing Policy Loans are allocated. The Loan Account is part of General
American's General Account.

LOAN SUBACCOUNT - A Loan Subaccount exists for the General Account and for each Division of the Separate Account. Any Cash Value transferred to the Loan Account will be allocated to the appropriate Loan Subaccount to reflect the origin of the Cash Value. At any point in time, the Loan Account will equal the sum of all the Loan Subaccounts.

MONTHLY ANNIVERSARY - The same date in each succeeding month as the Issue Date except that whenever the Monthly Anniversary falls on a date other than a Valuation Date, the Monthly Anniversary will be deemed the next Valuation Date. If any Monthly Anniversary would be the 29th, 30th, or 31st day of a month that does not have that number of days, then the Monthly Anniversary will be the last day of that month.

NET PREMIUM - The premium less the premium expense charges (consisting of the sales charge and the premium tax charge).

OWNER - The Owner of a Policy, as designated in the application or as subsequently changed.

POLICY - The flexible premium joint and last survivor variable life insurance Policy offered by the Company and described in this Prospectus.

POLICY ANNIVERSARY - The same date each year as the Issue Date.

POLICY MONTH - A month beginning on the Monthly Anniversary.

POLICY YEAR - A period beginning on a Policy Anniversary and ending on the day immediately preceding the next Policy Anniversary.

PORTFOLIO - see Fund.

PRO-RATA SURRENDER - A requested reduction of both the Face Amount and the Cash Value by a given percentage.

SEC - The United States Securities and Exchange Commission.

SEPARATE ACCOUNT - General American Separate Account Eleven, a separate investment account established by the Company to receive and invest the Net Premiums paid under the Policy, and certain other variable life policies, and allocated by the Owner to provide variable benefits.

TARGET PREMIUM - A premium calculated when a Policy is issued, based on the Insureds' joint age, sex (except in unisex policies) and risk class. The target premium is used to calculate the first year's premium expense charge, the contingent deferred sales charge, and agent compensation under the Policy. (See Charges and Deductions.)

VALUATION DATE - Each day that the New York Stock Exchange is open for trading and the Company is open for business. The Company is not open for business the day after Thanksgiving.

VALUATION PERIOD - The period between two successive Valuation Dates, commencing at 4:00 p.m. (Eastern Standard Time) on a Valuation Date and ending 4:00 p.m. on the next succeeding Valuation Date.

                THE COMPANY AND THE SEPARATE ACCOUNT

                            THE COMPANY


General American Life Insurance Company ("General American" or "the Company") was originally incorporated as a stock company in 1933. In 1936, General American initiated a program to convert to a mutual life insurance company. In 1997, General American's policyholders approved a reorganization of the Company into a mutual holding company structure under which General American became a stock company wholly owned by GenAmerica Corporation, an intermediate stock holding company.

On January 6, 2000 The Metropolitan Life Insurance Company of New York ("MetLife") acquired GenAmerica Corporation. As a result of that transaction, General American became an indirect, wholly-owned subsidiary of MetLife.

Headquartered in New York City since 1868, MetLife is a leading provider of insurance and financial services to a broad spectrum of individual and group customers. The company, with approximately $357.7 billion worth of assets under management as of December 31, 1998, provides individual insurance and investment products to approximately 9 million households in the United States. MetLife also serves over 33 million people by providing group insurance and investment products to corporations and other institutions.

General American is principally engaged in writing individual and group life insurance policies and annuity contracts. As of December 31, 1998, it had consolidated assets of approximately $29 billion. It is admitted to do business in 49 states, the District of Columbia, Puerto Rico, and in ten Canadian provinces. The principal offices of General American are located at 700 Market Street, St. Louis, Missouri 63101. The mailing address of General American's service center ("the Home Office") is P.O. Box 14490, St. Louis, Missouri 63178.


                        THE SEPARATE ACCOUNT

General American Life Insurance Company Separate Account Eleven ("the Separate Account") was established by General American as a separate investment account on January 24, 1985 under Missouri law. The Separate Account will receive and invest the Net Premiums paid under this Policy and allocated to it. In addition, the Separate Account currently receives and invests Net Premiums for other classes of flexible premium variable life insurance policies and might do so for additional classes in the future.

The Separate Account has been registered with the SEC as a unit investment trust under the Investment Company Act of 1940 ("the 1940 Act") and meets the definition of a "separate account" under Federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Separate Account or General American by the SEC.


The Separate Account is divided into Divisions. Divisions invest in corresponding Funds from various open-end, diversified management investment companies. Income and both realized and unrealized gains or losses from the assets of each Division of the Separate Account are credited to or charged against that Division without regard to income, gains, or losses from any other Division of the Separate
                              15

Account or arising out of any other business General American may conduct.


Although the assets of the Separate Account are the property of General American, the assets in the Separate Account equal to the reserves and other liabilities of the Separate Account are not chargeable with liabilities arising out of any other business which General American may conduct. The assets of the Separate Account are available to cover the general liabilities of General American only to the extent that the Separate Account's assets exceed its liabilities arising under the Policies. From time to time, the Company may transfer to its General Account any assets of the Separate Account that exceed the reserves and the Policy liabilities of the Separate Account (which will always be at least equal to the aggregate Policy value allocated to the Separate Account under the Policies). Before making any such transfers, General American will consider any possible adverse impact the transfer may have on the Separate Account.

                  GENERAL AMERICAN CAPITAL COMPANY

General American Capital Company (" the Capital Company") is an open-end, diversified management investment company which was incorporated in Maryland on November 15, 1985, and commenced operations on October 1, 1987. Only the Funds described in this section of the Prospectus are currently available as investment choices for this Policy even though additional Funds may be described in the prospectus for the Capital Company. Shares of Capital Company are currently offered to separate accounts established by General American Life Insurance Company and affiliates. The Capital Company's investment adviser is Conning Asset Management Company ("the Advisor"), an indirect, majority-owned subsidiary of General American. The adviser selects investments for the Funds.

The investment objectives and policies of each Fund are summarized below:

     S&P 500 INDEX FUND: The investment objective of this Fund is to provide investment results that parallel the price and yield performance of publicly-traded common stocks in the aggregate. The Fund uses the Standard & Poor's Composite Index of 500 Stocks ("the S&P Index") as its standard for performance comparison.
     The Fund attempts to duplicate the performance of the S&P Index and includes dividend income as a component of the Fund's total return. The Fund is not managed by Standard & Poor's.

     THE MONEY MARKET FUND: The investment objective of the Money Market Fund is to obtain the highest level of current income which is consistent with the preservation of capital and maintenance of liquidity. The Fund invests primarily in high-quality, short-term money market instruments. An investment in the Money Market Fund is neither insured nor guaranteed by the U.S. Government.

     BOND INDEX FUND: The investment objective of this Fund is to provide a rate of return that reflects the performance of the publicly-traded bond market as a whole. The Fund uses the Lehman Brothers Government/Corporate Bond Index as its standard for performance comparison.

     MANAGED EQUITY FUND: The investment objective of this Fund is long-term growth of capital, obtained by investing primarily in common stocks. Securing moderate current income is a secondary objective.

     ASSET ALLOCATION FUND: The investment objective of this Fund is a high rate of long-term total return composed of capital growth and income payments. Preservation of capital is the secondary objective and chief limit on investment risk. The Fund will invest only in those types of securities that the other Capital Company Funds may invest in. The Asset Allocation Fund invests in a combination of common stocks, bonds, or money market instruments in accordance with guidelines established from time to time by Capital Company's Board of Directors.

     INTERNATIONAL INDEX FUND: The investment objective of this Fund is to obtain investment results that parallel the price and yield performance of publicly-traded common stocks in the Morgan Stanley Capital International ("MSCI") Europe, Australia and Far East Index ("EAFE").

     MID-CAP EQUITY FUND: The investment objective of this Fund is capital appreciation. It pursues this objective by investing primarily in common stocks of United States-based, publicly traded companies with medium market capitalizations falling within the capitalization range of the S&P Mid-Cap 400 at the time of the Fund's investment.

     SMALL-CAP EQUITY FUND: The investment objective of this Fund is to provide a rate of return that corresponds to the performance of the common stock of small companies, while incurring a level of risk that is generally equal to the risks associated with small company common stock. The Fund attempts to duplicate the performance of the smallest 20% of companies, based on capitalization size, that are based in the United States and listed on the New York Stock Exchange ("NYSE").

                      RUSSELL INSURANCE FUNDS

Russell Insurance Funds ("RIF") is organized as a Massachusetts business trust under a Master Trust Agreement dated July 11, 1996. RIF is authorized to issue an unlimited number of shares evidencing beneficial interests in different investment Funds, which interests may be offered in one or more classes. RIF is a diversified open end management investment company, commonly known as a "mutual fund." Frank Russell Company, which is a consultant to RIF, has been primarily engaged since 1969 in providing asset management consulting services to large corporate employee benefit funds. Major components of its consulting services are: (i) quantitative and qualitative research and evaluation aimed at identifying the most appropriate investment management firms to invest large pools of assets in accord with specific investment objectives and styles; and (ii) the development of strategies for investing assets using "multi-style, multi-manager diversification." This is a method for investing large pools of assets by dividing the assets into segments to be invested using different investment styles, and selecting money managers for each segment based upon their expertise in that style of investment. General management of RIF is provided by Frank Russell Investment Management Company, a wholly-owned subsidiary of Frank Russell Company, which furnishes officers and staff required to manage and administer RIF on a day-to-day basis.

The investment objectives and policies of each Fund are summarized below:

     MULTI-STYLE EQUITY FUND: The investment objective of this Fund is to provide income and capital growth by investing principally in equity securities.

     AGGRESSIVE EQUITY FUND: This Fund seeks to provide capital appreciation by assuming a higher level of volatility than is ordinarily expected from the Multi-Style Equity Fund while still investing in equity securities.

     NON-U.S. FUND: This Fund's objective is to provide favorable total return and additional diversification for U.S. investors by investing primarily in equity and fixed-income securities of non-U.S. companies, and securities issued by non-U.S. governments.

     CORE BOND FUND: This Fund's objective is to maximize total return, through capital appreciation and income, by assuming a level of volatility consistent with the broad fixed-income market. The Fund invests in fixed-income securities.

                AMERICAN CENTURY VARIABLE PORTFOLIOS

American Century Variable Portfolios, Inc., a part of American Century Investments, was organized as a Maryland corporation on June 4, 1987. It is a diversified, open-end management investment company. Its business and affairs are managed by its officers under the Direction of its Board of Directors. American Century Investment Management, Inc. serves as the investment manager of the fund.

The investment objective and policies of the Funds are summarized below:

     INCOME & GROWTH FUND: The investment objective of this Fund is to attain long-term growth of capital as well as current income. The Fund pursues a total return and dividend yield that exceed those of the S&P 500 by investing in stocks of companies with strong dividend growth potential. Dividends are paid monthly.

     INTERNATIONAL FUND: This Fund seeks capital growth over time by investing in common stocks of foreign companies considered to have better-than-average prospects for appreciation. Because the Fund invests in foreign securities, a higher degree of short-term price volatility, or risk, is expected due to factors such as currency fluctuation and political instability.

     VALUE FUND: This Fund is a core equity fund that seeks long-term capital growth. Income is a secondary objective. To pursue its objectives, the fund invests primarily in equity securities of well-established companies that are believed by management to be undervalued at the time of purchase. Please note that this is an equity investment and, by nature, may fluctuate in value.

                    J.P. MORGAN SERIES TRUST II

J.P. Morgan Series Trust II is an open-end diversified management investment company organized as a Delaware Business Trust. The Trust's investment adviser is J.P. Morgan Investment Management, Inc., a registered investment adviser and a wholly owned subsidiary of J.P. Morgan & Co., Incorporated, a bank holding company organized under the laws of Delaware.

The investment objective and policies of the Funds are summarized below:

     BOND PORTFOLIO: This Fund seeks to provide a high total return consistent with moderate risk of capital and maintenance of liquidity. The Fund is designed for investors who seek a total return over time that is higher than that generally available from a portfolio of short-term obligations while acknowledging the greater price fluctuation of longer-term instruments.

     SMALL COMPANY PORTFOLIO: The investment objective of this Fund is to provide high total return from a portfolio of equity securities of small companies. The Fund invests at least 65% of the value of its total assets in the common stock of small U.S. Companies primarily with market capitalizations less than $1 billion. The Fund is designed for investors who are willing to assume the somewhat higher risk of investing in small companies in order to seek a higher return over time than might be expected from a portfolio of stocks of large companies.


                FIDELITY VARIABLE INSURANCE PRODUCTS FUND

Fidelity Variable Insurance Products Fund ("VIP") is an open-end, diversified management investment company organized as a Massachusetts business trust on November 13, 1981. Only the Funds described in this section of the Prospectus are currently available as investment choices for this Policy even though additional Funds may be described in the prospectus for VIP. VIP shares are purchased by insurance companies to fund benefits under variable insurance and annuity policies. Fidelity
Management & Research Company ("FMR") of Boston, Massachusetts is the
Funds' Manager.


The investment objectives and policies of each Fund are summarized below:

     EQUITY-INCOME PORTFOLIO: The investment objective of this Fund is income, obtained by investing primarily in income-producing equity securities. In choosing these securities, FMR will also consider the potential for capital appreciation. The Fund's goal is to achieve a yield which exceeds the composite yield on the securities comprising the Standard & Poor's Composite Index of 500 Stocks.

     GROWTH PORTFOLIO: The investment objective of this Fund is capital appreciation. The Fund normally purchases common stocks, although its investments are not restricted to any one type of security. Capital appreciation may also be obtained from other types of securities, including bonds and preferred stocks.

     OVERSEAS PORTFOLIO: The investment objective of this Fund is long-term growth of capital. The Fund invests primarily in foreign securities. The Overseas Portfolio provides a means for investors to diversify their own portfolios by participation in companies and economies outside of the United States.

     HIGH INCOME PORTFOLIO: The investment objective of this Fund is a high level of current income. The Fund seeks to fulfill the objective by investing primarily in high-yielding, lower-rated, fixed-income securities, while also considering growth of capital. Lower-rated securities, commonly referred to as "junk bonds," involve greater risk of default or price change than securities assigned a higher quality rating.


           FIDELITY VARIABLE INSURANCE PRODUCTS FUND II

Fidelity Variable Insurance Products Fund II ("VIP II") is an open-end, diversified management investment company organized as a Massachusetts business trust on March 21, 1988. Only the Fund described in this section of the Prospectus is currently available as an investment choice for this Policy even though additional Funds may be described in the prospectus for VIP II. VIP II shares are purchased by insurance companies to fund benefits under variable insurance and annuity policies. FMR is the Fund's manager.


The investment objective and policies of the Funds are summarized below:

     ASSET MANAGER: The investment objective of this Fund is to seek a high total return with reduced risk over the long-term by allocating its assets among domestic and foreign stocks, bonds, and short-term fixed income instruments.


           FIDELITY VARIABLE INSURANCE PRODUCTS FUND III

Fidelity Variable Insurance Products Fund III ("VIP III") is an open-
end, diversified management investment company organized as a Massachusetts business trust. Only the Fund described in this section of the Prospectus is currently available as an investment choice for this Policy even though additional Funds may be described in the prospectus
                              18
for VIP III. VIP III shares are purchased by insurance companies to fund benefits under variable insurance and annuity policies. FMR is the Fund's manager.

The investment objective and policies of the Fund are summarized below:

     MID CAP EQUITY FUND: This Fund seeks long-term capital growth by investing primarily in common stocks, with at least 65% of total assets in securities of companies with medium market capitalizations, similar to those in the S&P MidCap 400. The fund may potentially invest in domestic and foreign companies with smaller or larger market capitalizations, investing in either "growth" or "value" stocks or both. The fund selects investments by using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions.


                      VAN ECK WORLDWIDE INSURANCE TRUST

Van Eck Worldwide Insurance Trust ("Van Eck") is an open-end management investment company organized as a Massachusetts business trust on January 7, 1987. Only the Funds described in this section of the Prospectus is currently available as an investment choice for this Policy even though additional
Funds may be described in the prospectus for Van Eck. Shares of Van Eck are offered only to separate accounts of various insurance companies to support benefits of variable insurance and annuity policies. The assets of Van Eck are managed by Van Eck Associates Corporation of New York,
New York.

The investment objectives and policies of the Fund are summarized below:

     WORLDWIDE HARD ASSETS FUND: The investment objective of the Fund is to seek long-term capital appreciation by investing in equity and debt securities of companies engaged in the exploration, development, production, and distribution of one or more of the following: (i) precious metals, (ii) ferrous and non-ferrous metals, (iii) oil and gas, (iv) forest products, (v) real estate, and (vi) other basic non-agricultural commodities (together, "Hard Assets"). Current income is not an objective.

     WORLDWIDE EMERGING MARKETS FUND: The investment objective of this Fund is to obtain long-term capital appreciation by investing in equity securities in emerging markets around the world. The Fund emphasizes primarily investment in countries that, compared to the world's major economies, exhibit relatively low gross national product per capita, as well as the potential for rapid economic growth.


                  SEI INSURANCE PRODUCTS TRUST

SEI Investments is a publicly-traded, diversified financial services firm dedicated to helping investors more effectively manage their financial assets. SEI Investments was incorporated in Pennsylvania in 1968 under the original name of Simulated Environments, Inc. SEI Investments Management Corporation (SIMC), SEI Investments Distribution Company (SIDCO), and SEI Trust Company are the principal wholly-owned subsidiaries of SEI Investments. SIMC is an investment advisor registered with the Securities and Exchange Commission (SEC) under the Investment Advisers Act of 1940. SIDCO is a broker-dealer registered with the SEC under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc.

SEI Insurance Products Trust is a mutual fund family that offers shares in separate investment portfolios (Funds). The Funds have individual investment goals and strategies and are designed exclusively as funding vehicles for variable life insurance and variable annuity contracts. SEI Investments Management Corporation is the Investment Adviser to SEI Insurance Products Trust.

The investment objectives and policies of the Funds are summarized below.

     LARGE CAP VALUE FUND: This Fund invests primarily in common stocks of U.S. Companies with market capitalizations of more than $1 billion. The Fund uses a multi-manager approach, relying on Sub-Advisers to manage the Fund's portfolio under the general supervision of SIMC. Each Sub-Adviser, in managing its portions of the Funds' assets, selects stocks it believes are undervalued in light of such fundamental characteristics as earnings, book value or return on equity. The Fund's portfolio is diversified as to issuers and industries.

     LARGE CAP GROWTH FUND: This Fund invests primarily in common stocks of U.S. companies with market capitalizations of more than $1 billion. The Fund uses a multi-manager approach, relying on Sub-Advisers to manage the Fund's portfolio under the general supervision of SIMC. Each Sub-Adviser, in managing its portion of the Fund's assets, selects stocks it believes have significant growth potential in light of such characteristics as revenue and earnings growth and positive earnings surprises. The Fund's portfolio is diversified as to issuers and industries.

     SMALL CAP VALUE FUND: This Fund invests primarily in common stocks of U.S. Companies with market capitalizations of less than $2 billion. The Fund uses a multi-manager approach, relying on Sub-Advisers to manage the Fund's portfolio under the general supervision of SIMC. Each Sub-Adviser, in managing its portions of the Funds' assets, selects stocks it believes are undervalued in light of such fundamental characteristics as earnings, book value or return on equity. The Fund's portfolio is diversified as to issuers and industries.

     SMALL CAP GROWTH FUND: This Fund invests primarily in common stocks of U.S. companies with market capitalizations of less than $2 billion. The Fund uses a multi-manager approach, relying on Sub-Advisers to manage the Fund's portfolio under the general supervision of SIMC. Each Sub-Adviser, in managing its portion of the Fund's assets, selects stocks it believes have significant growth potential in light of such characteristics as revenue and earnings growth and positive earnings surprises. The Fund's portfolio is diversified as to issuers and industries.

     INTERNATIONAL EQUITY FUND: This Fund invests primarily in common stocks and other equity securities of foreign companies. The Fund uses a multi-manager approach, relying on Sub-Advisers to manage the Fund's portfolio under the general supervision of SIMC. The Fund's portfolio is diversified as to issuers, markets capitalization, industry and country. The Fund primarily invests in companies located in developed countries, but may also invest in companies located in emerging markets.

     EMERGING MARKETS EQUITY FUND: This Fund invests primarily in common stocks and other equity securities of foreign companies located in emerging markets countries. The fund uses a multi-manager approach, relying on Sub-Advisers to manage the Fund's portfolio under the general supervision of SIMC. The Fund is diversified as to issuers, market capitalization, industry and country.

     CORE FIXED INCOME FUND: This Fund invests primarily in investment grade U.S. corporate and government fixed income securities, including mortgage-backed securities. The Fund uses a multi-manager approach, relying on Sub-Advisers to manage the Fund's portfolio under the general supervision of SIMC. Sub-Advisers are selected for their expertise in managing various kinds of fixed income securities, and each Sub-Adviser makes investment decisions based on an analysis of yield trends, credit ratings and other factors in accordance with its particular discipline. While each Sub-Adviser chooses securities of different types and maturities, the Fund in the aggregate generally will have a dollar-weighted average duration that is consistent with that of the broad U.S. fixed income market.

     HIGH YIELD BOND FUND: This Fund invests primarily in fixed income securities rated below investment grade ("junk bonds"), including corporate bonds and debentures, convertible and preferred securities, and zero coupon obligations. The Sub-Adviser chooses securities that offer a high current yield as well as total return potential. The Fund's securities are diversified as to issuers and industries. The Fund's average weighted maturity may vary, and will generally not exceed ten years. There is no limit on the maturity or on the credit quality of any security.

     INTERNATIONAL FIXED INCOME FUND: This Fund invests primarily in foreign government, corporate, and mortgage-backed securities. In selecting investments for the Fund, the Sub-Adviser chooses investment grade securities issued by corporations and governments located in various developed foreign countries, looking for opportunities for capital appreciation and gain, as well as current income. There are no restrictions on the Fund's average portfolio maturity or on the maturity of any specific security.

     EMERGING MARKETS DEBT FUND: This Fund invests primarily in U.S. dollar denominated debt securities of government, government-related and corporate issuers in emerging markets countries, as well as entities organized to restructure the outstanding debt of such issuers. The Sub-Advisor will spread the Fund's holdings across a number of countries and industries to limit its exposure to a single emerging market economy. There are no restrictions on the Fund's average portfolio maturity, or on the maturity of any specific security. There is no minimum rating standard for the Fund's securities, and the Fund's securities will generally be in the lower or lowest rating categories.

                     METROPOLITAN SERIES FUND

The Metropolitan Series Fund, Inc. is a "series" type of mutual fund, which is registered as an open-end management investment company under the 1940 Act. The fund is divided into Portfolios, each of which represents a different class of stock in which a corresponding investment division of Separate Account UL invests. Separate Account UL was established under New York law on December 13, 1988. It is registered as a unit investment trust under the Investment Company Act of 1940.

The investment objectives and policies of the Funds available under your Policy are summarized below:

     JANUS MID CAP PORTFOLIO: The Portfolio seeks long-term growth of capital. It normally invests at least 65% of its total assets in common stocks of medium capitalization companies selected for their growth potential. The portfolio manager defines medium capitalization ("mid-cap") companies as those whose market capitalization falls within the range of companies included in the S&P MidCap 400 Index at the time of the purchase. The Portfolio is non-diversified, so that it can own larger positions in a smaller number of issuers. This means that appreciation or depreciation of a single investment can have a greater impact on the Portfolio's share price. The portfolio manager generally takes a "bottom up" approach to building the Portfolio by identifying the companies with earnings growth potential that may not be recognized by the market at large, without regard to any industry sector or other similar selection procedure.

     T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO: This Portfolio seeks long-term growth of capital, with dividend income as a secondary goal. It normally invests at least 65% of its total assets in a diversified group of large capitalization growth companies. The portfolio managers define large capitalization ("large-cap") companies as those whose market capitalization falls within the range of the largest 300 companies included in the Russell 3000 Index at the time of the purchase. The Portfolio generally looks for companies with above-average growth in earnings and cash flow; the ability to sustain earnings momentum even during economic slowdowns by operating in industries or service sectors where earnings and dividends can outpace inflation and the overall economy; or that have a lucrative niche in the economy where profit margins widen due to economic factors (rather than one-time events such as lower taxes). The Portfolio expects to invest in common stocks of companies that normally (but not always) pay dividends that are generally expected to rise in future years as earnings rise.

     T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO: The investment objective of this Portfolio is long-term capital growth. The Portfolio normally invests at least 65% of its total assets in a diversified group of small capitalization companies. The portfolio manager defines small capitalization ("small cap") companies as those whose market capitalization falls within the range of companies included in the bottom 10% of the S&P 500 Index at the time of the purchase. The Portfolio expects to invest primarily in common stocks and convertible securities of companies in the development stage of their corporate life cycle with potential to achieve long-term earnings growth faster than the overall market.

                      NEW ENGLAND ZENITH FUND

New England Zenith Fund is an open-end diversified management investment company, more commonly known as a mutual fund, consisting of multiple investment portfolios, known as the Series. New England Investment Management, Inc. (NEIM) was organized in 1994 by New England Financial to serve as the investment adviser to the Series.

The investment objectives and policies of the Fund available under your Policy are summarized below:

     ALGER EQUITY GROWTH SERIES: Alger invests Equity Growth's assets primarily in growth stocks. Alger will ordinarily invest at least 65% of Equity Growth's total assets in equity securities of issues with market capitalization of $1 billion or greater. Alger seeks out and invests primarily in companies that are traded on domestic stock exchanges or in the domestic over-the-counter market. The companies Alger chooses for the portfolio of the Series may still be in the development stage. They may be older companies that appear to be entering a new stage of growth progress due to factors like management changes or development of new technologies, products or markets, or may be companies providing products or services with a high unit volume growth rate. Alger focuses on fundamental characteristics of individual companies and does not allocate assets based on specific industry sectors.

THERE IS NO ASSURANCE THAT ANY OF THE FUNDS WILL ACHIEVE ITS STATED
OBJECTIVE. It is conceivable that in the future it may be disadvantageous for Funds to offer shares to separate accounts of various insurance companies to serve as the investment medium for their variable products or for both variable life and annuity separate accounts to invest simultaneously in a Fund. The Boards of Trustees, the Boards of Directors, the respective Advisors of each Fund, and the Company and any other insurance companies participating in the Funds are required to monitor events to identify any material irreconcilable conflicts that may possibly arise, and to determine what action, if any, should be taken in response to those events or conflicts. A more detailed description of the Funds, their investment policies, restrictions, risks, and charges is in the prospectuses for each Fund, which must accompany or precede this Prospectus and which should be read carefully.


         ADDITION, DELETION, OR SUBSTITUTION OF INVESTMENTS


The Company reserves the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares that are held by the Separate Account or that the Separate
Account may purchase. The Company reserves the right to eliminate the shares of any of the Funds and to substitute shares of another Fund if the shares of a Fund are no longer available for investment or if in its judgment further investment in any Fund becomes inappropriate in view of the purposes of the Separate Account. The Company will not substitute any shares attributable to an Owner's interest in a Division of the Separate Account without notice to the Owner and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law. Nothing contained in this Prospectus shall prevent the Separate Account from purchasing other securities for other series or classes of policies, or from permitting a conversion between series or classes of policies on the basis of requests made by Owners.


The Company also reserves the right to establish additional Divisions of the Separate Account, each of which would invest in a new Fund with a specified investment objective. New Divisions may be established when, in the sole discretion of the Company, marketing needs or investment conditions warrant. Any new Division will be made available to existing Owners on a basis to be determined by the Company. To the extent approved by the SEC, the Company may also eliminate or combine one or more Divisions, substitute one Division for another Division, or transfer assets between Divisions if, in its sole discretion, marketing, tax, or investment conditions warrant.

In the event of a substitution or change, the Company may, if it considers it necessary, make such changes in the Policy by appropriate endorsement and offer conversion options required by law, if any. The Company will notify all Owners of any such changes.

If deemed by the Company to be in the best interests of persons having voting rights under the Policy, and to the extent any necessary SEC approvals or Owner votes are obtained, the Separate Account may be: (a) operated as a management company under the 1940 Act; (b) de-registered under that Act in the event such registration is no longer required; or
(c) combined with other separate accounts of the Company. To the extent permitted by applicable law, the Company may also transfer the assets of the Separate Account associated with the Policy to another separate account.

                          POLICY BENEFITS

                           DEATH BENEFIT

As long as the Policy remains in force (See Payment and Allocation of Premiums - Policy Lapse and Reinstatement), the Company will, upon receipt at its Home Office of proof of the Last Insured's death, pay the death benefit in a lump sum. The amount of the death benefit payable will be determined at the end of the Valuation Period during which the Last Insured's death occurred. The death benefit will be paid to the surviving Beneficiary or Beneficiaries specified in the application or as subsequently changed.

The Policy provides three death benefit options: "Death Benefit Option A," "Death Benefit Option B," and "Death Benefit Option C." The death benefit under all options will never be less than the current Face Amount of the Policy (less Indebtedness) as long as the Policy remains in force. (See Payment and Allocation of Premiums - Policy Lapse and Reinstatement.) The current minimum Face Amount is generally $100,000.

DEATH BENEFIT OPTION A. Under Death Benefit Option A, the death benefit until the younger Insured reaches Attained Age 100 is the current Face Amount of the Policy or, if greater, the applicable percentage of Cash Value on the date of death. At the younger Insured's Attained Age 100 and above, the death benefit is 101% of the Cash Value. The applicable percentage is 250% for a younger Insured reaching Attained Age 40 or below on the Policy Anniversary prior to the date of death. For younger Insureds with an a Attained Age over 40 on that Policy Anniversary, the percentage is lower and declines with age as shown in the Applicable Percentage of Cash Value Table shown below. Accordingly, under Death Benefit Option A the death benefit will remain level at the Face Amount unless the applicable percentage of Cash Value exceeds the current Face

Amount, in which case the amount of the death benefit will vary as the Cash Value varies. (See Illustrations of Death Benefits and Cash
Values, Appendix A.)

DEATH BENEFIT OPTION B. Under Death Benefit Option B, the death benefit until the younger Insured reaches Attained Age 100 is equal to the current Face Amount plus the Cash Value of the Policy on the date of death or, if greater, the applicable percentage of the Cash Value on the date of death. At the younger Insured's Attained Age 100 and above, the death benefit is 101% of the Cash Value. The applicable percentage is the same as under Death Benefit Option A: 250% for a younger Insured Attained Age 40 or below on the Policy Anniversary prior to the date of death, and for younger Insureds with an Attained Age over 40 on that Policy Anniversary the percentage declines as shown in the Applicable Percentage of Cash Value Table shown below. Accordingly, under Death Benefit Option B the amount of the death benefit will always vary as the Cash Value varies (but will never be less than the Face Amount). (See Illustrations of Death Benefits and Cash Values, Appendix A.)

------------------------------------------------------------------------
               APPLICABLE PERCENTAGE OF CASH VALUE TABLE
               FOR YOUNGER INSUREDS LESS THAN AGE 100<F*>

------------------------------------------------------------------------
               Younger Insured     Policy Account Multiple
                 Person's Age             Percentage
------------------------------------------------------------------------
                  40 or under                250%
------------------------------------------------------------------------
                      45                     215%
------------------------------------------------------------------------
                      50                     185%
------------------------------------------------------------------------
                      55                     150%
------------------------------------------------------------------------
                      60                     130%
------------------------------------------------------------------------
                      65                     120%
------------------------------------------------------------------------
                      70                     115%
------------------------------------------------------------------------
                   78 to 90                  105%
------------------------------------------------------------------------
                   95 to 99                  101%
------------------------------------------------------------------------

[FN]
<F*>For ages that are not shown on this table, the applicable percentage multiples will decrease by a ratable portion for each full year.

DEATH BENEFIT OPTION C. Under Death Benefit Option C, the death benefit is equal to the current Face Amount of the Policy or, if greater, the Cash Value on the date of death multiplied by the "Attained Age factor" for the younger Insured (a list of sample Attained Age factors is shown in the Sample Attained Age Factor Table below). At the younger Insured's Attained Age 100 and above, the death benefit is 101% of the Cash Value. Accordingly, under Death Benefit Option C the death benefit will remain level at the Face Amount unless the Cash Value multiplied by the younger Insured's Attained Age factor exceeds the current Face Amount, in which case the amount of the death benefit will vary as the Cash Value varies. (See Illustrations of Death Benefits and Cash Values, Appendix A.)

------------------------------------------------------------------------
                        DEATH BENEFIT OPTION C
                   SAMPLE ATTAINED AGE FACTOR TABLE

                   BASED ON MALE AND FEMALE INSUREDS
               BOTH AGE 35 AT ISSUE, STANDARD SMOKER RATES

------------------------------------------------------------------------
                ATTAINED AGE            LIVES FACTOR
------------------------------------------------------------------------
                     35                   5.641840
------------------------------------------------------------------------
                     40                   4.640444
------------------------------------------------------------------------
                     45                   3.825569
------------------------------------------------------------------------
                     50                   3.166936
------------------------------------------------------------------------
                     55                   2.638797
------------------------------------------------------------------------
                     60                   2.220327
------------------------------------------------------------------------
                     65                   1.891312
------------------------------------------------------------------------
                     70                   1.640024
------------------------------------------------------------------------
                     75                   1.449651
------------------------------------------------------------------------
                     80                   1.314918
------------------------------------------------------------------------
                     85                   1.219345
------------------------------------------------------------------------
                     90                   1.152999
------------------------------------------------------------------------
                     95                   1.090450
------------------------------------------------------------------------
                    100+                  1.010000
------------------------------------------------------------------------

CHANGES IN DEATH BENEFIT OPTION. If the Policy was issued with either Death Benefit Option A or Death Benefit Option B, the death benefit option may be changed. A request for change must be made to the Company in writing. The effective date of such a change will be the Monthly Anniversary on or following the date the Company receives the change request. A change in death benefit option may have Federal income tax consequences. (See Federal Tax Matters.)

A Death Benefit Option A Policy may be changed to have Death Benefit Option B. The Face Amount will be decreased to equal the death benefit less the Cash Value on the effective date of change. A Death Benefit Option B Policy may be changed to have Death Benefit Option A. The Face Amount will be increased to equal the death benefit on the effective date of change. A Policy issued under Death Benefit Option C may not change to either Death Benefit Option A or Death Benefit Option B for the entire lifetime of the Contract. Similarly, a Policy issued under either Death Benefit Option A or B may not change to Death Benefit Option C for the lifetime of the Policy.

Satisfactory evidence of insurability must be submitted to the Company in connection with a request for a change from Death Benefit Option A to Death Benefit Option B. A change may not be made if it would result in a Face Amount of less than the minimum Face Amount.

A change in death benefit option will not in itself result in an immediate change in the amount of a Policy's death benefit or Cash Value. (See Monthly Deduction - Cost of Insurance.)

REDUCTION IN FACE AMOUNT. Subject to certain limitations set forth below, an Owner may decrease (but not increase) the Face Amount of a Policy once each Policy Year, but not before the first Policy Anniversary. A written request is required for a reduction in the Face Amount. A reduction in Face Amount may affect the cost of insurance rate and the net amount at risk, both of which affect an Owner's cost of insurance charge. (See Monthly Deduction - Cost of Insurance.) A reduction in the Face Amount of a Policy may have Federal income tax consequences. (See Federal Tax Matters.)

Any decrease in the Face Amount will become effective on the Monthly Anniversary on or following receipt of the written request by the Company. The amount of the requested decrease must be at least $5,000 ($2,000 for policies issued in qualified pension plans) and the Face Amount remaining in force after any requested decrease may not be less than minimum Face Amount. If following a decrease in Face Amount, the Policy would not comply with the maximum premium limitations required by Federal tax law (see Payment and Allocation of Premiums), the decrease may be limited or Cash Value may be returned to the Owner (at the Owner's election), to the extent necessary to meet these requirements. (See Monthly Deduction - Cost of Insurance; and Charges and Deductions - Contingent Deferred Sales Charge.)

PAYMENT OF THE DEATH BENEFIT. The death benefit under the Policy will ordinarily be paid in a lump sum within seven days after the Company receives all documentation required for such a payment. Payment may, however, be postponed in certain circumstances. (See General Matters - Postponement of Payment from the Separate Account.) The death benefit will be increased by any unpaid dividends determined prior to the Last Insured's death, and by the amount of the monthly cost of insurance for the portion of the month from the date of death to the end of the month, and reduced by any outstanding Indebtedness. (See General Matters - Additional Insurance Benefits, Dividends, and Charges and Deductions.) The Company will pay interest on the death benefit from the date of the Last Insured's death to the date of payment. Interest will be at an annual rate determined by the Company, but will never be less than the guaranteed rate of 4%. Provisions for settlement of proceeds other than a lump sum payment may only be made upon written agreement with the Company.

                             CASH VALUE

The Cash Value of the Policy is equal to the total of the amounts credited to the Owner in the Separate Account, the Loan Account (securing Policy Loans), and, in certain contracts, the General Account. The Policy's Cash Value in the Separate Account will reflect the investment performance of the chosen Divisions of the Separate Account as measured by each Division's Net Investment Factor (defined below), the frequency and amount of Net Premiums paid, transfers, partial withdrawals, loans and the charges assessed in connection with the Policy. An Owner may at any time surrender the Policy and receive the Policy's Cash Surrender Value. (See Policy Rights - Surrender, Partial Withdrawals, and Pro-Rata Surrender.) The Policy's Cash Value in the Separate Account equals the sum of the Policy's Cash Values in each Division. There is no guaranteed minimum Cash Value.

DETERMINATION OF CASH VALUE. For each Division of the Separate Account, the Cash Value is determined on each Valuation Date. On the Investment Start Date, the Cash Value in a Division will equal the portion of any Net Premium allocated to the Division, reduced by the portion allocated to that Division of the monthly deduction(s) due from the Issue Date through the Investment Start Date. (See Payment and Allocation of Premiums.) Thereafter, on each Valuation Date, the Cash Value in a Division of the Separate Account will equal:

     (1) The Cash Value in the Division on the preceding Valuation Date, multiplied by the Division's Net Investment Factor (defined below) for the current Valuation Period; plus

     (2)  Any Net Premium payments received during the current
     Valuation Period which are allocated to the Division; plus

     (3) Any loan repayments allocated to the Division during the current Valuation Period; plus

     (4) Any amounts transferred to the Division from the General Account or from another Division during the current Valuation Period; plus

     (5) That portion of the interest credited on outstanding loans which is allocated to the

     Division during the current Valuation Period; minus

     (6) Any amounts transferred from the Division to the General Account, Loan Account, or to another Division during the current Valuation Period (including any transfer charges); minus

     (7) Any partial withdrawals from the Division during the current Valuation Period; minus

     (8) Any withdrawal due to a Pro-Rata Surrender from the Division during the current Valuation Period; minus

     (9) Any withdrawal or surrender charges incurred during the current Valuation Period attributed to the Division in connection with a partial withdrawal or Pro-Rata Surrender; minus

     (10) If a Monthly Anniversary occurs during the current Valuation Period, the portion of the monthly deduction allocated to the Division during the current Valuation Period to cover the Policy Month which starts during that Valuation Period (See Charges and Deductions.); plus

     (11) If a Policy Anniversary occurs during the current Valuation Period, the portion of the dividend paid, if any, allocated to the Division.

NET INVESTMENT FACTOR: The Net Investment Factor measures the investment performance of a Division during a Valuation Period. The Net Investment Factor for each Division for a Valuation period is calculated as follows:

     (1)  The value of the assets at the end of the preceding
     Valuation Period; plus

     (2) The investment income and capital gains, realized or unrealized, credited to the assets in the Valuation Period for which the Net Investment Factor is being determined; minus

     (3) The capital losses, realized or unrealized, charged against those assets during the Valuation Period; minus

     (4) Any amount charged against each Division for taxes, including any tax or other economic burden resulting from the application of the tax laws determined by the Company to be properly attributable to the Divisions of the Separate Account, or any amount set aside during the Valuation Period as a reserve for taxes attributable to the operation or maintenance of each Division; minus

     (5) A charge equal to a percentage of the average net assets for each day in the Valuation Period. This charge, for mortality and expense risks, is determined by the length of time the policy has been in force. It will not exceed the amounts shown in the following table:
          Policy        Percentage of       Effective
          Years        Avg. Net Assets     Annual Rate
          1-10            0.0015027           0.55%
          11-20           0.0012301           0.45%
          21+             0.0009572           0.35%;
          divided by


     (6)  The value of the assets at the end of the preceding
     Valuation Period.

                           POLICY RIGHTS

                               LOANS

LOAN PRIVILEGES. The Owner may, by written request to General American, borrow an amount up to the Loan Value of the Policy, with the Policy serving as sole security for such loan. A loan taken from, or secured by, a Policy may have Federal income tax consequences. (See Federal Tax Matters.)

The Loan Value is the Cash Value of the Policy on the date the loan request is received, less interest to the next loan interest due date, less anticipated monthly deductions to the next loan interest due date, less any existing loan, less any surrender charge, plus interest expected to be earned on the loan balance to the next loan interest due date. Policy Loan interest is payable on each Policy Anniversary.

The minimum amount that may be borrowed is $500. The loan may be completely or partially repaid at any time while the Insured is living. Any amount due to an Owner under a Policy Loan ordinarily will be paid within seven days after General American receives the loan request at its Home Office, although payments may be postponed under certain circumstances. (See General Matters-Postponement of Payments from the Separate Account.)

When a Policy Loan is made, Cash Value equal to the amount of the loan plus interest due will be transferred to the Loan Account as security for the loan. A Loan Subaccount exists within the Loan Account for the General Account and each Division of the Separate Account. Amounts transferred to the Loan Account to secure Indebtedness are allocated to the appropriate Loan Subaccount to reflect its origin. Unless the Owner requests a different allocation, amounts will be transferred from the Divisions of the Separate Account and the General Account in the same proportion that the Policy's Cash Value in each Division and the General Account, if any, bears to the Policy's total Cash Value, less the Cash
Value in the Loan Account, at the end of the Valuation Period during which the request for a Policy Loan is received. This will reduce the Policy's Cash Value in the General Account and Separate Account. These transactions will not be considered transfers for purposes of the limitations on transfers between Divisions or to or from the General
Account.

Cash Value in the Loan Account is expected to earn interest at a rate ("the earnings rate") which is lower than the rate charged on the Policy Loan ("the borrowing rate"). Cash Value in the Loan Account will accrue interest daily at an annual earnings rate of 4%.

Interest credited on the Cash Value held in the Loan Account will be allocated on Policy Anniversaries to the General Account and the Divisions of the Separate Account in the same proportion that the Cash Value in each Loan Subaccount bears to the Cash Value in the Loan Account. The interest credited will also be transferred: (1) when a new loan is made; (2) when a loan is partially or fully repaid; and (3) when an amount is needed to meet a monthly deduction.

INTEREST CHARGED. The borrowing rate we charge for Policy Loan interest will be based on the following schedule:
                  FOR LOANS             ANNUAL
             OUTSTANDING DURING      INTEREST RATE
             Policy Years  1-10          4.50%
             Policy Years 11-20          4.25%
             Policy Years   21+          4.15%

General American will inform the Owner of the current borrowing rate when a Policy Loan is requested.

Policy Loan interest is due and payable annually on each Policy Anniversary. If the Owner does not pay the interest when it is due, the unpaid loan interest will be added to the outstanding Indebtedness as of the due date and will be charged interest at the same rate as the rest of the Indebtedness. (See Effect of Policy Loans below.) The amount of Policy Loan interest which is transferred to the Loan Account will be deducted from the Divisions of the Separate Account and from the General Account in the same proportion that the portion of the Cash Value in each Division and in the General Account, respectively, bears to the total Cash Value of the Policy minus the Cash Value in the Loan Account.

EFFECT OF POLICY LOANS. Whether or not a Policy Loan is repaid, it will permanently affect the Cash Value of a Policy, and may permanently affect the amount of the death benefit. The collateral for the loan
(the amount held in the Loan Account) does not participate in the performance of the Separate Account while the loan is outstanding. If the Loan Account earnings rate is less than the investment performance of the selected Division(s), the Cash Value of the Policy will be lower as a result of the Policy Loan. Conversely, if the Loan Account earnings rate is higher than the investment performance of the Division(s), the Cash
Value may be higher.

In addition, if the Indebtedness (See Definitions) exceeds the Cash Value minus the surrender charge on any Monthly Anniversary, the Policy will lapse, subject to a grace period. (See Payment and Allocation of Premiums - Policy Lapse and Reinstatement.) A sufficient payment must be made within the later of the grace period of 62 days from the Monthly Anniversary immediately before the date Indebtedness exceeds the Cash Value less any surrender charges, or 31 days after notice that a Policy will terminate unless a sufficient payment has been mailed, or the Policy will lapse and terminate without value. A lapsed Policy, however, may later be reinstated subject to certain limitations. (See Payment and Allocation of Premiums - Policy Lapse and Reinstatement.)

Any outstanding Indebtedness will be deducted from the proceeds payable upon the death of the Last Insured or the surrender of the Policy. Upon a complete surrender or lapse of any Policy, if the amount received plus the amount of outstanding Indebtedness exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax. (See Federal Tax Matters.)

REPAYMENT OF INDEBTEDNESS. A Policy Loan may be repaid in whole or in part at any time prior to the death of the Last Insured and as long as a Policy is in force. When a loan repayment is made, an amount securing the Indebtedness in the Loan Account equal to the loan repayment will be transferred to the Divisions of the Separate Account and the General Account in the same proportion that the Cash Value in each Loan Subaccount bears to Cash Value in the Loan Account. Amounts paid while a Policy Loan is outstanding will be treated as premiums unless the Owner requests in writing that they be treated as repayment of Indebtedness.

       SURRENDER, PARTIAL WITHDRAWALS AND PRO-RATA SURRENDER

At any time during the lifetime of the Last Insured and while a Policy is in force, the Owner may surrender the Policy by sending a written request to the Company. After the first Policy Year, an Owner may make a partial withdrawal by sending a written request to the Company. The amount available for surrender is the Cash Surrender Value at the end of the Valuation Period during which the surrender request is received at the Company's Home Office. Amounts payable from the Separate Account upon surrender, partial withdrawal, or a Pro-Rata Surrender will ordinarily be paid within seven days of receipt of the written request. (See General Matters - Postponement of Payments from the Separate Account.)

SURRENDERS. To effect a surrender, either the Policy itself must be returned to the Company along with the request, or the request must be accompanied by a completed affidavit of loss, which is available from the Company. Upon surrender, the Company will pay the Cash Surrender Value plus any unpaid dividends determined prior to surrender (See Dividends) to the Owner in a single sum. The Cash Surrender Value equals the Cash Value on the date of surrender, less any Indebtedness, and less any surrender charge. (See Charges and Deductions - Contingent Deferred Sales Charge.) The Company will determine the Cash Surrender Value as of the date that an Owner's written request is received at the Company's Home Office. If the request is received on a Monthly Anniversary, the monthly deduction otherwise deductible will be included in the amount paid. Coverage under a Policy will terminate as of the date of surrender. The Last Insured must be living at the time of a surrender. A surrender may have Federal income tax consequences. (See Federal Tax Matters.)

PARTIAL WITHDRAWALS. After the first Policy Year, an Owner may make partial withdrawals from the Policy's Cash Surrender Value. There is no transaction charge for the first twelve partial withdrawals or requested transfers in a Policy Year. General American will impose a charge of $25 for each partial withdrawal or requested transfer in excess of twelve in a Policy Year. A partial withdrawal may have Federal income tax consequences. (See Federal Tax Matters.)

The minimum amount of a partial withdrawal request, net of any applicable surrender charges, is the lesser of a) $500 from a Division of the Separate Account, or b) the Policy's Cash Value in a Division.
(See Charges and Deductions - Contingent Deferred Sales Charge.) Partial withdrawals made during a Policy Year may not exceed the following limits. The maximum amount that may be withdrawn from a Division of the Separate Account is the Policy's Cash Value net of any applicable surrender charges in that Division. The total partial withdrawals and transfers from the General Account over the Policy Year may not exceed a maximum amount equal to the greatest of the following: (1) 25% of the Cash Surrender Value in the General Account at the beginning of the Policy Year, multiplied by the withdrawal percentage limit shown in the policy, or (2) the previous Policy Year's maximum amount.

The Owner may allocate the amount withdrawn plus any applicable surrender charge, subject to the above conditions, among the Divisions of the Separate Account and the General Account. If no allocation is specified, then the partial withdrawal will be allocated among the Divisions of the Separate Account and the General Account in the same proportion that the Policy's Cash Value in each Division and the General Account bears to the total Cash Value of the Policy, less the Cash Value in the Loan Account, on the date the request for the partial withdrawal is received. If the limitations on withdrawals from the General Account will not permit this proportionate allocation, the Owner will be requested to provide an alternate allocation. (See The General Account.)

No amount may be withdrawn that would result in there being insufficient Cash Value to meet any surrender charge that would be payable immediately following the withdrawal upon the surrender of the remaining Cash Value.

The death benefit will be affected by a partial withdrawal, unless Death Benefit Option A or Option C is in effect and the withdrawal is made under the terms of an anniversary partial withdrawal rider. (See General Matters - Additional Insurance Benefits.) If Death Benefit Option A or Death Benefit Option C is in effect and the death benefit equals the Face Amount, then a partial withdrawal will decrease the Face Amount by an amount equal to the partial withdrawal plus the applicable surrender charge resulting from that partial withdrawal. If the death benefit is based on a percentage of the Cash Value, then a partial withdrawal will decrease the Face Amount by an amount by which the partial withdrawal plus the applicable surrender charge exceeds the difference between the death benefit and the Face Amount. If Death Option B is in effect, the Face Amount will not change.

The Face Amount remaining in force after a partial withdrawal may not be less than the minimum Face

Amount. Any request for a partial withdrawal that would reduce the Face Amount below this amount will not be implemented.

Partial withdrawals may affect the way in which the cost of insurance charge is calculated and the amount of pure insurance protection afforded under a Policy. (See Monthly Deduction - Cost of Insurance.) The Company may change the minimum amount required for a partial withdrawal or the number of times partial withdrawals may be made.

PRO-RATA SURRENDER. After the first Policy Year, an Owner can make a Pro-Rata Surrender of the Policy. The Pro-Rata Surrender will reduce the Face Amount and the Cash Value by a percentage chosen by the Owner. This percentage must be any whole number. A Pro-Rata Surrender may have Federal income tax consequences. (See Federal Tax Matters.) The percentage will be applied to the Face Amount and the Cash Value on the Monthly Anniversary on or following our receipt of the request.

The Owner may allocate the amount of decrease in Cash Value plus any applicable surrender charge among the Divisions of the Separate Account and the General Account. (See Charges and Deductions - Contingent Deferred Sales Charge.) If no allocation is specified, then the decrease in Cash Value and any applicable surrender charge will be allocated among the Divisions of the Separate Account and the General Account in the same proportion that the Policy's Cash Value in each Division and the General Account bears to the total Cash Value of the Policy, less the Cash Value in the Loan Account, on the date the request for Pro-Rata Surrender is received.

A Pro-Rata Surrender can not be processed if it will reduce the Face Amount below the minimum Face Amount of the Policy. No Pro-Rata
Surrender will be processed for more Cash Surrender Value than is available on the date of the Pro-Rata Surrender. A cash payment will be made to the Owner for the amount of Cash Value reduction less any applicable surrender charges.

Pro-Rata Surrenders may affect the way in which the cost of insurance charge is calculated and the amount of the pure insurance protection afforded under the Policy. (See Monthly Deduction - Cost of
Insurance.) Pro-Rata Surrender

CHARGES ON SURRENDER, PARTIAL WITHDRAWALS AND PRO-RATA SURRENDER. If a Policy is surrendered within the first ten Policy Years, the Contingent Deferred Sales Charge will apply. (See Contingent Deferred Sales
Charge.)

A partial withdrawal or Pro-Rata Surrender may also result in a Contingent Deferred Sales Charge. The amount of the charge assessed is a portion of the Contingent Deferred Sales Charge that would be deducted upon surrender or lapse. Charges are described in more detail under Charges and Deductions - Contingent Deferred Sales Charge.

While partial withdrawals and Pro-Rata Surrenders are each methods of reducing a Policy's Cash Value, a Pro-Rata Surrender differs from a partial withdrawal in that a partial withdrawal does not typically have a proportionate effect on a Policy's death benefit by reducing the Policy's Face Amount, while a Pro-Rata Surrender does. Assuming that a Policy's death benefit is not a percentage of the Policy's Cash Value, a Pro-Rata Surrender will reduce the Policy's death benefit in the same proportion that the Policy's Cash Value is reduced, while a partial withdrawal will reduce the death benefit by one dollar for each dollar of Cash Value withdrawn. Partial Withdrawals and Pro-Rata Surrenders will also result in there being different cost of insurance charges subsequently deducted. (See Monthly Deduction - Cost of Insurance; Surrender, Partial Withdrawals and Pro-Rata Surrender - Partial Withdrawals; and Surrenders, Partial Withdrawals, and Pro-Rata Surrenders-Pro-Rata Surrender.)

                             TRANSFERS

Under General American's current practices, a Policy's Cash Value, except amounts credited to the Loan Account, may be transferred among the Divisions of the Separate Account and for certain contracts, between the General Account and the Divisions. Transfers to and from the General Account are subject to restrictions (See The General Account). Requests for transfers from or among Divisions of the Separate Account may be made in writing or by telephone. Transfers from or among the Divisions of the Separate Account must be in amounts of at least $500 or, if smaller, the Policy's Cash Value in a Division. The first twelve requested transfers or partial withdrawals per policy year will be allowed free of charge. Thereafter, the Company will impose a charge of $25 for each requested transfer or partial withdrawal. General American ordinarily will make transfers and determine all values in connection with transfers as of the end of the Valuation Period during which the transfer request is received.

All requests received on the same Valuation Date will be considered a single transfer request. Each transfer must meet the minimum requirement of $500 or the entire Cash Value in a Division, whichever is smaller. Where a single transfer request calls for more than one transfer, and not all of the transfers would meet the minimum requirements, General American will make those transfers that do meet the requirements. Transfers resulting from Policy Loans will not be counted for purposes of the limitations on the amount or frequency of transfers allowed in each Policy Month or Policy Year.

Although General American currently intends to continue to permit transfers for the foreseeable future, the Policy provides that General American may at any time revoke, modify, or limit the transfer privilege, including the minimum amount transferable, the maximum
General Account allocation percent, and the frequency of such transfers.

                       PORTFOLIO REBALANCING

Over time, the funds in the General Account and the Divisions of the Separate Account will accumulate at different rates as a result of different investment returns. The Owner may direct that from time to time we automatically restore the balance of the Cash Value in the General Account and in the Divisions of the Separate Account to the percentages determined in advance. There are two methods of rebalancing available - periodic and variance.

PERIODIC REBALANCING. Under this option the Owner elects a frequency (monthly, quarterly, semiannually or annually), measured from the Policy Anniversary. On each date elected, we will rebalance the funds by generating transfers to reallocate the funds according to the investment percentages elected.


VARIANCE REBALANCING. Under this option the Owner elects a specific allocation percentage for the General Account and each Division of the Separate Account. For each such account, the allocation percentage (if not zero) must be a whole percentage and must not be less than one percent (1%). The Owner also elects a maximum variance percentage (5%, 10%, 15%, or 20% only), and can exclude specific funds from being rebalanced. On each Monthly Anniversary we will review the current fund balances to determine whether any fund balance is outside of the variance range (either above or below) as a percentage of the specified allocation percentage for that fund. If any fund is outside of the variance range, we will generate transfers to rebalance all of the specified funds back to the predetermined percentages.


Owners should consider that portfolio rebalancing entails the transfer of Cash Value from better performing portfolios to lesser performing portfolios.

Transfers resulting from portfolio rebalancing will not be counted against the total number of transfers allowed in a Policy Year before a charge is applied.

The Owner may elect either form of portfolio rebalancing by specifying it on the policy application, or may elect it later for an in-force Policy, or may cancel it, by submitting a change form acceptable to General American under its administrative rules.

Only one form of portfolio rebalancing may be elected at any one time, and portfolio rebalancing may not be used in conjunction with dollar cost averaging (see below).

General American reserves the right to suspend portfolio rebalancing at any time on any class of Policies on a nondiscriminatory basis, or to charge an administrative fee for election changes in excess of a specified number in a Policy Year in accordance with its administrative rules.

                     DOLLAR COST AVERAGING

The Owner may direct the Company to transfer amounts on a monthly basis from the Money Market Fund to any other Division of the Separate Account. This service is intended to allow the Owner to utilize "dollar cost averaging" ("DCA"), a long-term investment technique which provides for regular, level investments over time. The Company makes no guarantee that DCA will result in a profit or protect against loss.

The following rules and restrictions apply to DCA transfers:

     (1)  The minimum DCA transfer amount is $100.

     (2) A written election of the DCA service, on a form provided by the Company, must be completed by the Owner and on file with the Company in order to begin DCA transfers.

     (3) In the written election of the DCA service, the Owner indicates how DCA transfers are to be allocated among the Divisions of the Separate Account. For any Division chosen to receive DCA transfers, the minimum percentage that may be allocated to a Division is 5% of the DCA transfer amount, and fractional percentages may not be used.

     (4) DCA transfers can only be made from the Money Market Fund, and DCA transfers will not be allowed to the General Account.

     (5) The DCA transfers will not count against the Policy's normal transfer restrictions. (See Policy Rights - Transfers.)

     (6) The DCA transfer percentages may differ from the allocation percentages the Owner specifies for the allocation of Net
     Premiums. (See Payment and Allocation of Premiums - Allocation of Net Premiums and Cash Values.)

     (7) Once elected, DCA transfers from the Money Market Fund will be processed monthly until either the value in the Money Market Fund is completely depleted or the Owner instructs the Company in writing to cancel the DCA service.

     (8) Transfers as a result of a Policy Loan or repayment, or in exercise of the conversion privilege, are not subject to the DCA rules and restrictions. The DCA service terminates at the time the conversion privilege is exercised, when any outstanding amount in any Division of the Separate Account is immediately transferred to the General Account. (See Policy Rights - Loans, and Policy Rights - Conversion Privilege.)

     (9) DCA transfers will not be made until the Right to Examine Policy period has expired (See Policy Rights - Right to Examine Policy).

The Company reserves the right to assess a processing fee for the DCA service. The Company reserves the right to discontinue offering DCA upon 30 days' written notice to Owners. However, any such discontinuation will not affect DCA services already commenced. The Company reserves the right to impose a minimum total Cash Value, less outstanding Indebtedness, in order to qualify for DCA service. Also, the Company reserves the right to change the minimum necessary Cash Value and the minimum required DCA transfer amount.

Transfers made under Dollar Cost Averaging do not count against the total of twelve requested transfers or partial withdrawals allowed without charge in a Policy Year.

                      RIGHT TO EXAMINE POLICY

The Owner may cancel a Policy within 20 days after receiving it (30 days if the Owner is a resident of California and is age 60 or older) or within 45 days after the application was signed, whichever is later. If a Policy is canceled within this time period, a refund will be paid. Where required by state law, the refund will equal all premiums paid under the Policy. Where required by state law, General American will refund an amount equal to the greater of premiums paid or (1) plus (2) where (1) is the difference between the premiums paid, including any policy fees or other charges, and the amounts allocated to the Separate Account under the Policy and (2) is the value of the amounts allocated to the Separate Account under the Policy on the date the returned Policy is received by General American or its agent.

To cancel the Policy, the Owner should mail or deliver the Policy to either General American or the agent who sold it. A refund of premiums paid by check may be delayed until the Owner's check has cleared the bank upon which it was drawn. (See General Matters - Postponement of Payments from the Separate Account.)

                 DEATH BENEFIT AT ATTAINED AGE 100

If the Last Insured is living and the Policy is in force when the younger Insured reaches Attained Age 100, the death benefit will be equal to 101% of the Cash Value of the Policy unless the Lifetime Coverage Rider is in effect. (See Additional Insurance Benefits.) At that point, no further premium payments will be required or accepted, and no further monthly deductions will be taken to cover the cost of insurance.

                 PAYMENT AND ALLOCATION OF PREMIUMS

                        ISSUANCE OF A POLICY

Individuals wishing to purchase a Policy must complete an application and submit it to an authorized registered agent of General American or to General American's Home Office. A Policy will generally be issued to Insureds of Issue Ages 0 through 90 for regularly underwritten contracts, and to Insureds of Issue Ages 20 through 70 for Policies issued in qualified pension plans. (Issue age requirements vary for policies issued in Texas.) General American may, in its sole discretion, issue Policies to individuals falling outside of those Issue Ages. Acceptance of an application is subject to General American's underwriting rules and General American reserves the right to reject an application for any reason.

The Issue Date is determined by General American in accordance with its standard underwriting procedures for variable life insurance policies.
The Issue Date is used to determine Policy Anniversaries, Policy Years, and Policy Months. Insurance coverages under a Policy will not take effect until the Policy has been delivered and the initial premium has been paid during the lifetimes of both Insureds and prior to any change in health as shown in the application.

                              PREMIUMS

The initial premium is due on the Issue Date, and may be paid to an authorized registered agent of General American or to General American at its Home Office. General American currently requires that the initial premium for a Policy be at least equal to one-twelfth (1/12) of the Minimum Premium for the Policy. The Minimum Premium is the amount specified for each Policy based on the requested initial Face Amount and the charges under the Policy which vary according to the Issue Age, sex, underwriting risk class, and smoker status of the Insured. (See Charges and Deductions.) For policies issued as a result of a term conversion from certain General American term policies, the Company requires the Owner to pay an initial premium, which combined with conversion credits given, if any, will equal one full "Minimum Premium" for the Policy.

Following the initial premium, subject to the limitations described below, premiums may be paid in any amount and at any interval. Premiums after the first premium payment must be paid to General American at its Home Office. An Owner may establish a schedule of planned premiums which will be billed by the Company at regular intervals. Failure to pay planned premiums, however, will not itself cause the Policy to lapse. (See Policy Lapse and Reinstatement.) Premium receipts will be furnished upon request.

An Owner may make unscheduled premium payments at any time in any amount, or skip planned premium payments, subject to the minimum and maximum premium limitations described below.

If a Policy is in the intended Owner's possession but the initial premium has not been paid, the Policy is not in force. The intended Owner is deemed to have the Policy for inspection only.

PREMIUM LIMITATIONS. Every premium payment must be at least $10. In no event may the total of all premiums paid in any Policy Year exceed the current maximum premium limitations for that Policy Year. Maximum premium limits for the Policy Year will be shown in an Owner's annual report.

In general, for policies issued with Death Benefit Option A or Death Benefit Option B, the maximum premium limit for a Policy Year is the largest amount of premium that can be paid in that Policy Year such that the sum of the premiums paid under the Policy will not at any time exceed the guideline premium limitations needed to comply with the tax definition of life insurance. For policies issued with Death Benefit Option C, the company reserves the right to impose other restrictions upon the amount of premium that may be paid into the Policy. If at any time a premium is paid which would result in total premiums exceeding the current maximum premium limitations, the Company will only accept that portion of the premium which will make total premiums equal the maximum. Any part of the premium in excess of that amount will be returned or applied as otherwise agreed, and no further premiums will be accepted until allowed under the current maximum premium limitations.

In addition to the foregoing tax definitional limits on premiums, for purposes of determining whether distributions (including loans) are a return of income first, the Company monitors the Policy to detect whether the "seven pay limit" has been exceeded. If the seven pay limit is exceeded, the Policy becomes a "Modified Endowment". The Company has adopted administrative steps designed to notify an Owner when it is believed that a premium payment will cause a Policy to become a modified endowment contract. The Owner will be given a limited amount of time to request that the premium be reversed in order to avoid the Policy's being classified as a modified endowment contract. (See Federal Tax Matters.)

If the Company receives a premium payment which would cause the death benefit to increase by an amount that exceeds the Net Premium portion of the payment, then the Company reserves the right to (1) refuse that premium payment, or (2) require additional evidence of insurability before it accepts the premium.

             ALLOCATION OF NET PREMIUMS AND CASH VALUE

ALLOCATION OF NET PREMIUMS. In the application for a Policy, the Owner indicates how Net Premiums are to be allocated among the Divisions of the Separate Account, to the General Account (if available), or both. For each Division chosen, the minimum percentage that may be allocated to a Division is 1% of the Net Premium, and fractional percentages may not be used. Certain other restrictions apply to allocations made to the General Account (see General Account). For policies issued with an allowable percentage to the General Account of more than 1%, the minimum percentage is 1%, and fractional percentages may not be used.

The allocation for future Net Premiums may be changed without charge at any time by providing notice to the Company. Any change in allocation will take effect immediately upon receipt by the Company of written notice. No charge is imposed for changing the allocations of future premiums. The initial allocation will be shown on the application which is attached to the Policy. The Company may at any time modify the maximum percentage of future Net Premiums that may be allocated to the General Account.

During the period from the Issue Date to the end of the Right to Examine Policy Period (See Policy Rights - Right to Examine Policy), Net Premiums will automatically be allocated to the Division that invests in the Money Market Fund of Capital Company. When this period expires, the Policy's Cash Value in that Division will be transferred to the Divisions of the Separate Account and to the General Account (if available) in accordance with the allocation requested in the application for the Policy, or any allocation instructions received subsequent to receipt of the application. Net Premiums received after the Right to Examine Policy Period will be allocated according to the allocation instructions most recently received by the Company unless otherwise instructed for that particular premium receipt.

The Policy's Cash Value may also be transferred between Divisions of the Separate Account, and, if the General Account is available under the Policy, between those Divisions and the General Account. (See Policy Rights - Transfers.)

The value of amounts allocated to Divisions of the Separate Account will vary with the investment performance of the chosen Divisions and the Owner bears the entire investment risk. This will affect the Policy's Cash Value, and may affect the death benefit as well. Owners should periodically review their allocations of Net Premiums and the Policy's Cash Value in light of market conditions and their overall financial planning requirements.

                   POLICY LAPSE AND REINSTATEMENT

LAPSE. Unlike conventional whole life insurance policies, the failure to make a premium payment following the initial premium will not itself cause a Policy to lapse. If, during the first five Policy Years, the sum of all premiums paid on the Policy, reduced by any partial withdrawals and any outstanding loan balance, is greater than or equal to the sum of the No Lapse Monthly Premiums for the elapsed months since the Issue Date, the Policy will not lapse as a result of the Cash Value less any loans, loan interest due, and any surrender charge being insufficient to pay the monthly deduction. Lapse will occur (except as described above) when the Cash Surrender Value is insufficient to cover the monthly deduction, and a grace period expires without a sufficient payment being made.

The grace period, which is 62 days, begins on the Monthly Anniversary on which the Cash Surrender Value becomes insufficient to meet the next monthly deduction. The Company will notify the Owner at the beginning of the grace period by mail addressed to the last known address on file with the Company. The notice to the Owner will indicate the amount of additional premium that must be paid. The amount of the premium required to keep the Policy in force will be the amount to cover the outstanding monthly deductions and premium expense charges. (See Charges and Deductions - Monthly Deduction.) If the Company does not receive the required amount within the grace period, the Policy will lapse and terminate without Cash Value.

If the Last Insured dies during the grace period, any overdue monthly deductions will be deducted from the death benefit otherwise payable.

REINSTATEMENT. The Owner may reinstate a lapsed Policy by written application any time within five years after the date of lapse and before the younger Insured's Attained Age 100. Reinstatement is subject to the following conditions:

     1. Evidence of the insurability of the Insureds (or if one of the Insureds was deceased when the Policy lapsed, evidence of the insurability of the surviving Insured) satisfactory to the Company (including evidence of insurability of any person covered by a rider to reinstate the rider).

     2. Payment of a premium that, after the deduction of premium expense charges, is large enough to cover: (a) the monthly deductions due at the time of lapse, and (b) two times the monthly deduction due at the time of reinstatement.

     3. Payment or reinstatement of any Indebtedness. Any Indebtedness reinstated will cause Cash Value of an equal amount also to be reinstated. Any loan interest due and unpaid on the Policy Anniversary prior to reinstatement must be repaid at the time of reinstatement. Any loan paid at the time of reinstatement will cause an increase in Cash Value equal to the amount to be reinstated.

The Policy cannot be reinstated if it has been surrendered.

The amount of Cash Value on the date of reinstatement will be equal to the amount of any

Policy Loan reinstated, increased by the Net Premiums paid at reinstatement, any Policy Loan paid at the time of reinstatement, and the amount of any surrender charge paid at the time of lapse.

If both Insureds were alive on the date the Policy lapsed, then both Insureds must be alive on the date the Company approves the application for reinstatement. If only one Insured was alive on the date the Policy lapsed, then that Insured must be alive on the date the Company approves the request for reinstatement. If any Insured who was alive on the date the Policy lapsed is not then alive when the Company approves the request for reinstatement, such approval is void and of no effect.

The effective date of reinstatement will be the date the Company approves the application for reinstatement. There will be a full monthly deduction for the Policy Month which includes that date. (See Charges and Deductions-Monthly Deduction.)

The surrender charge in effect at the time of reinstatement will equal the surrender charge in effect at the time of lapse.

                      CHARGES AND DEDUCTIONS

Charges will be deducted in connection with the Policy to compensate the Company for providing the insurance benefits set forth in the Policy and any additional benefits added by rider, administering the Policies, incurring expenses in distributing the Policies, and assuming certain risks in connection with the Policy.

                     PREMIUM EXPENSE CHARGES

Prior to allocation of Net Premiums, premium payments will be reduced by premium expense charges consisting of a sales charge and a charge for premium taxes. The premium payment less the premium expense charge equals the Net Premium.

SALES CHARGE. A sales charge will be deducted from each premium payment to partially compensate the Company for expenses incurred in distributing the Policy and any additional benefits provided by riders. The Company currently intends to deduct a sales charge determined according to the following schedule:
     Policy Year 1        15% of premium up to Target
                           5% of premium above Target
     Policy Years 2-10     5% of all premium paid
     Policy Years  11+     2% of all premium paid
For policies issued in the state of Oregon, the amounts shown above are increased by 2%. Consistent with the requirements of the Texas non-forfeiture laws, the guaranteed sales charge varies for policies issued in Texas. As of the date of this prospectus, the current sales charge for Texas policies is the same as shown above.

The expenses covered by the sales charge include agent sales commissions, the cost of printing Prospectuses and sales literature, and any advertising costs. Where Policies are issued to Insureds with higher mortality risks or to Insureds who have selected additional insurance benefits, a portion of the amount deducted for sales charge is used to pay distribution expenses and other costs associated with these additional coverages. No increase in this sales charge will occur that would result in an increase in the sales charge percentage deducted in any previous Policy year.

A Contingent Deferred Sales Charge is also imposed under certain circumstances for expenses incurred in distributing the Policies. That charge is discussed below.

To the extent that sales expenses are not recovered from the sales charge and the surrender charge, those expenses may be recovered from other sources, including the mortality and expense risk charge described below.

PREMIUM TAXES. Various states or other governing jurisdictions and their subdivisions impose a tax on premiums received by insurance companies. Premium taxes vary by jurisdiction. A deduction equal to the amount of the actual premium tax (if any) is taken from each premium payment for these taxes. The deduction allows the Company to pass through the amount of the taxes imposed on the policy by the state or other governing jurisdiction and any subdivisions thereof. State premium taxes currently range from 0% to 3.5% (4% in Puerto Rico), with an average of approximately 2.1%.

FEDERAL TAX CHARGE. This charge is designed to pass through the equivalent of the federal tax consequences applicable to the policy. The charge is currently 1.3% of premium paid, and is guaranteed not to increase except to the extent of any increases in the federal tax.

                        MONTHLY DEDUCTION

Charges will be deducted monthly from the Cash Value of each Policy ("the monthly deduction") to compensate the Company for (a) certain administrative costs; (b) the cost of insurance; and (c) the cost of optional benefits added by rider. The monthly deduction will be taken on the Investment Start Date and on each Monthly Anniversary. It will be allocated among the General Account and each Division of the Separate Account in the same proportion that a Policy's Cash Value in the General Account and the Policy's Cash Value in each Division bear to the total Cash Value of the Policy, less the Cash Value in the Loan Account, on the date the deduction is taken. Because portions of the monthly deduction, such as the cost of insurance, can vary from month to month, the monthly deduction itself can vary in amount from month to month.

SELECTION AND ISSUE EXPENSE CHARGE. During the first ten Policy Years, the Company generally assesses a monthly charge to cover the costs associated with the underwriting and issue of the policy. The monthly charge per $1,000 of face amount ranges from approximately 4 cents to one dollar, and varies by Issue Age, risk class, and (except on unisex Policies) sex of the Insureds. For policies issued in Texas, the guaranteed selection and issue expenses are level for the life of the policy to ensure compliance with the Texas non-forfeiture laws. On a current basis, as of the date of this prospectus, the charges stop after ten Policy Years.

MONTHLY ADMINISTRATIVE CHARGE. The Company has responsibility for the administration of the Policies and the Separate Account. Administrative expenses include premium billing and collection, record keeping, processing death benefit claims, cash surrenders, partial withdrawals, Policy changes, and reporting and overhead costs, processing applications, and establishing Policy records. As reimbursement for administrative expenses related to the maintenance of each Policy and the Separate Account, the Company assesses a monthly administration charge from each Policy. This charge is generally $25 per month in the first Policy Year, and $6 per month for all Policy Years thereafter, and is guaranteed not to increase while the Policy is in force.

The Company may administer the Policy itself, or may purchase administrative services from such sources (including affiliates) as may be available. Such services will be acquired on a basis which, in the Company's sole discretion, affords the best services at the lowest cost. The Company reserves the right to select a company to provide services which the Company deems, in its sole discretion, is the best able to perform such services in a satisfactory manner even though the costs for such services may be higher than would prevail elsewhere.

COST OF INSURANCE. The cost of insurance is deducted on each Monthly Anniversary for the following Policy Month. The cost of insurance is determined in a manner that reflects the anticipated mortality of both Insureds and the fact that the death benefit is not payable until the death of the Last Insured. Because the cost of insurance depends upon a number of variables, the cost will vary for each Policy Month. The Company will determine the cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk (defined below) for each Policy Month.

The cost of insurance rates are determined at the beginning of each Policy Year. The rates will be based on the Attained Age, duration, rate class, and (except for unisex Policies) sex of the Insureds at issue. (See Unisex Requirements Under Montana Law.) The cost of insurance rates generally increase as the Insureds' Attained Age increases.

The rate class of an Insured also will affect the cost of insurance rate. For the initial Face Amount, the Company will use the rate class on the Issue Date. If the death benefit equals a percentage of Cash Value, an increase in Cash Value will cause an automatic increase in the death benefit. The rate class for such increase will be the same as that used for the initial Face Amount.

The Company currently places Insureds into a preferred rate class, a standard rate class, or into rate classes involving a higher mortality risk.

Actual cost of insurance rates may change, and the actual monthly cost of insurance rates will be determined by the Company based on its expectations as to future mortality experience. However, the actual cost of insurance rates will not be greater than the guaranteed cost of insurance rates set forth in the Policy. For Policies which are not in a substandard risk class, the guaranteed cost of insurance rates are equal to 100% of the rates set forth in the male/female smoker/non-smoker 1980 CSO Mortality Tables (1980 CSO Tables NA and SA and 1980 CSO Tables NG and SG for sex distinct Policies and Policies issued in qualified pension plans; and 1980 CSO Tables NA and SA for unisex policies issued in compliance with Montana law. All Policies are based on the age nearest birthday. Higher rates apply if either Insured is determined to be in a substandard risk class.

In two otherwise identical Policies, an Insured in the preferred rate class will have a lower cost of insurance than an Insured in a rate class involving higher mortality risk. Each rate class is also divided into two categories: smokers and nonsmokers. Nonsmoker Insureds will generally incur a lower cost of insurance than similarly situated Insureds who smoke. (Insureds under Attained Age 20 are automatically assigned to the non-smoker rate class.)

The net amount at risk for a Policy Month is (a) the death benefit at the beginning of the Policy Month divided by 1.0032737 (which reduces the net amount at risk, solely for purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4%), less (b) the Cash Value at the beginning of the Policy Month. In calculating the cost of insurance charges, the cost of insurance rate for a Face Amount is applied to the net amount at risk for that Face Amount.

ADDITIONAL INSURANCE BENEFITS. The monthly deduction will include charges for any additional benefits provided by rider. (See General Matters - Additional Insurance Benefits.)

            CONTINGENT DEFERRED SALES CHARGE ("CDSC")

For a period of up to ten years after the Issue Date, the Company will impose a CDSC upon surrender or lapse of the Policy, upon a partial withdrawal, or upon a Pro-Rata Surrender. The amount of the charge assessed will depend upon a number of factors, including the type of event (a full surrender, lapse, or partial withdrawal), the amount of any premium payments made under the Policy prior to the event, and the number of Policy Years having elapsed since the Policy was issued.

The Contingent Deferred Sales Charge compensates the Company for expenses relating to the distribution of the Policy, including agents' commissions, advertising, and the printing of the Prospectus and sales literature.

Calculation of Charge. If a Policy is surrendered, the charge will not exceed the Contingent Deferred Sales Charge Percentage multiplied by the annual Target Premium attributable to the base policy.

The Contingent Deferred Sales Charge Percentage is shown in the following table.

                 CONTINGENT DEFERRED SALES CHARGE
                         PERCENTAGE TABLE

        IF SURRENDER OR LAPSE         THE PERCENTAGE OF THE
       OCCURS IN THE LAST MONTH           ANNUAL TARGET
           OF POLICY YEAR:             PREMIUM PAYABLE IS:
             1 through 5                       45%
                  6                            40%
                  7                            30%
                  8                            20%
                  9                            10%
            10 and later                        0%

In addition, the percentages are reduced equally for each Policy Month during the years shown. For example, during the seventh year, the percentage is reduced equally each month from 40% at the end of the sixth Year to 30% at the end of the seventh Year. This table may be modified if required by law or regulation of the governing jurisdiction.

CHARGE ASSESSED UPON PARTIAL WITHDRAWALS OR PRO-RATA SURRENDER. The amount of the Contingent

Deferred Sales Charge deducted upon a partial withdrawal or Pro-Rata Surrender will equal a fraction of the charge that would be deducted if the Policy were surrendered at that time. The fraction will be determined by dividing the amount of the withdrawal of cash by the Cash Value before the withdrawal and multiplying the result by the charge. Immediately after a withdrawal, the Policy's remaining surrender charge will equal the amount of the surrender charge immediately before the withdrawal less the amount deducted in connection with the withdrawal.

TRANSACTION CHARGES. There are no transaction charges for processing the first twelve transfers or partial withdrawals in a policy year. There is a charge of $25 for each transfer or partial withdrawal in excess of twelve.

ADJUSTMENT OF CHARGES. The Policy is available for purchase by individuals, corporations, and other institutions. For certain individuals and certain corporate or other group or sponsored arrangements purchasing one or more Policies, General American may waive or adjust the amount of the Sales Charge, Contingent Deferred Sales Charge, monthly administrative charge, or other charges where the expenses associated with the sale of the Policy or Policies or the underwriting or other administrative costs associated with the Policy or Policies warrant an adjustment.

Sales, underwriting, or other administrative expenses may be reduced for reasons such as expected economies resulting from a corporate purchase or a group or sponsored arrangement; from the amount of the initial premium payment or payments; or from the amount of projected premium payments. General American will determine in its discretion if, and in what amount, an adjustment is appropriate. The Company may modify its criteria for qualification for adjustment of charges as experience is gained, subject to the limitation that such adjustments will not be unfairly discriminatory against the interests of any Owner.

                     SEPARATE ACCOUNT CHARGES

MORTALITY AND EXPENSE RISK CHARGE. General American will deduct a daily charge from the
                               35

Separate Account. The amount of the deduction is determined as a percentage of the average net assets of each Division of the Separate Account. The daily deduction percentages, and the equivalent effective annual rate, are:


   POLICY YEARS            DAILY CHARGE               ANNUAL
                              FACTOR                EQUIVALENT
       1-10                 .0015027%                 0.55%
      11-20                 .0012301%                 0.45%
       21+                  .0009572%                 0.35%

This deduction is guaranteed not to increase while the Policy is in force. General American may realize a profit from this charge.

The mortality risk assumed by General American is that Insureds may die sooner than anticipated and that therefore General American will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the Policy will exceed the amounts realized from the administrative charges assessed against the Policy.


FUND EXPENSES. The value of the net assets of the Separate Account will reflect the investment advisory fee and other expenses incurred by the underlying investment companies. A summary of the annual Fund operating expenses in provided on page 9 of this prospectus. See the prospectuses for the respective Funds for a description of investment advisory fees and other expenses.


TAXES. No charges are currently made to the Separate Account for Federal, state, or local taxes that the Company incurs which may be attributable to such Separate Account or to the Policy. The Company may make such a charge for any such taxes or economic burden resulting from the application of the tax laws that it determines to be properly attributable to the Separate Account or to the Policy. (See Federal Tax Matters.)

                            DIVIDENDS

The Policy is issued both as a participating Policy, which provides the Owner an ownership interest in General American Mutual Holding Company, the parent company of General American Life Insurance Company and as a non-participating Policy, which provides no ownership interest in General American Mutual Holding Company or General American Life Insurance Company. However, we do not anticipate that the Policy will share in the divisible surplus of the Company in the form of a dividend.

                       THE GENERAL ACCOUNT

Because of exemptive and exclusionary provisions, interests in the General Account have not been registered under the Securities Act of 1933 and the General Account has not been registered as an investment company under the 1940 Act. Accordingly, neither the General Account nor any interests therein are subject to the provisions of these Acts and, as a result, the staff of the SEC has not reviewed the disclosure in this Prospectus relating to the General Account. The disclosure regarding the General Account may, however, be subject to certain generally applicable provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

                       GENERAL DESCRIPTION

The General Account consists of all assets owned by General American other than those in the Separate Account and other separate accounts. Subject to applicable law, General American has sole discretion over the investment of the assets of the General Account.

At issue, General American will determine the maximum percentage of the non-borrowed Cash Value that may be allocated, either initially or by transfer, to the General Account. The ability to allocate Net Premiums or to transfer Cash Value to the General Account may not be made available, in the Company's discretion, under certain Policies.
Further, the option may be limited with respect to some Policies. The Company may, from time to time, adjust the extent to which premiums or Cash Value may be allocated to the General Account (the "maximum allocation percentage"). Such adjustments may not be uniform as to all Policies. General American may at any time modify the General Account maximum allocation percent. Subject to this maximum, an Owner may elect to allocate Net Premiums to the General Account, the Separate Account, or both. Subject to this maximum, the Owner may also transfer Cash Value from the Divisions of the Separate Account to the General Account, or from the General Account to the Divisions of the Separate Account. The allocation of Net Premiums or the transfer of Cash Value to the General Account does not entitle an Owner to share in the investment experience of the General Account. Instead, General American guarantees that Cash Value allocated to the General Account will accrue interest at a rate of at least 4%, compounded annually, independent of the actual investment experience of the General Account.

The Loan Account is part of the General Account.

                            THE POLICY

This Prospectus describes a flexible premium joint and last survivor variable life insurance policy. This Prospectus is generally intended to serve as a disclosure document only for the aspects of the Policy relating to the Separate Account. For complete details regarding the General Account, see the Policy itself.

                     GENERAL ACCOUNT BENEFITS

If the Owner allocates all Net Premiums only to the General Account and makes no transfers, partial withdrawals, Pro-Rata Surrenders, or Policy Loans, the entire investment risk will be borne by General American, and General American guarantees that it will pay at least a minimum specified death benefit. The Owner may select Death Benefit Option A, B or C under the Policy and may change the Policy's Face Amount subject to satisfactory evidence of insurability.

                    GENERAL ACCOUNT CASH VALUE

Net Premiums allocated to the General Account are credited to the Cash Value. General American bears the full investment risk for these amounts and guarantees that interest will be credited to each Owner's Cash Value in the General Account at a rate of no less than 4% per year, compounded annually. General American may, AT ITS SOLE DISCRETION, credit a higher rate of interest, although it is not obligated to credit interest in excess of 4% per year, and might not do so. ANY INTEREST CREDITED ON THE POLICY'S CASH VALUE IN THE GENERAL ACCOUNT IN EXCESS OF THE GUARANTEED MINIMUM RATE OF 4% PER YEAR WILL BE DETERMINED IN THE SOLE DISCRETION OF GENERAL AMERICAN. THE POLICY OWNER ASSUMES THE RISK THAT INTEREST CREDITED MAY NOT EXCEED THE GUARANTEED MINIMUM RATE OF 4% PER YEAR. If excess interest is credited, a different rate of interest may be applied to the Cash Value in the Loan Account. The Cash Value in the General Account will be calculated on each Monthly Anniversary of the Policy.

General American guarantees that, on each Valuation Date, the Cash Value in the General Account will be the amount of the Net Premiums allocated or Cash Value transferred to the General Account, plus interest at the rate of 4% per year, plus any excess interest which General American credits and any amounts transferred into the General Account, less the sum of all Policy charges allocable to the General Account and any amounts deducted from the General Account in connection with partial withdrawals, Pro-Rata Surrenders, surrender charges or transfers to the Separate Account.

    TRANSFERS, SURRENDERS, PARTIAL WITHDRAWALS AND POLICY LOANS

After the first Policy Year, a portion of Cash Value may be withdrawn from the General Account or transferred from the General Account to the Separate Account. A partial withdrawal, net of any applicable surrender charges, and any transfer must be at least $500 or, the Policy's entire Cash Value in the General Account if less than $500. No amount may be withdrawn from the General Account that would result in there being insufficient Cash Value to meet any surrender charges that would be payable immediately following the withdrawal upon the surrender of the remaining Cash Value of the Policy. The total amount of transfers and withdrawals in a Policy Year may not exceed a Maximum Amount equal to the greater of (a) 25% of a Policy's Cash Surrender Value in the General Account at the beginning of the Policy Year, or (b) the previous Policy Year's Maximum Amount (not to exceed the total Cash Surrender Value of the Policy).

Transfers to the General Account are limited by the maximum allocation percentage (described below) in effect for a Policy at the time a transfer request is made.

Policy Loans may also be made from the Policy's Cash Value in the General Account.

Loans and withdrawals from the General Account may have Federal income tax consequences. (See Federal Tax Matters.)

There is no transaction charge for the first twelve partial withdrawals or requested transfers in a Policy Year. General American will impose a charge of $25 for each partial withdrawal or requested transfer in excess of twelve in a Policy Year. General American may revoke or modify the privilege of transferring amounts to or from the General Account at any time. Partial withdrawals and Pro-Rata Surrenders will result in the imposition of the applicable surrender charge.

Transfers, surrenders, partial withdrawals and Pro-Rata Surrenders payable from the General Account and the payment of Policy Loans allocated to the General Account may, subject to certain limitations, be delayed for up to six months. However, if payment is deferred for 30 days or more, General

American will pay interest at the rate of 2.5% per year for the period of the deferment. Amounts from the General Account used to pay premiums on policies with General American will not be delayed.

                         GENERAL MATTERS

        POSTPONEMENT OF PAYMENTS FROM THE SEPARATE ACCOUNT

The Company usually pays amounts payable on partial withdrawal, Pro-Rata Surrender, surrender, or Policy Loan allocated to the Separate Account Divisions within seven days after written notice is received. Payment of any amount payable from the Divisions of the Separate Account upon surrender, partial withdrawals, Pro-Rata Surrender, death of the Last Insured, or payments of a Policy Loan and transfers, may be postponed whenever: (1) the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC; (2) the SEC by order permits postponement for the protection of Owners; or (3) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets. The Company may defer payment of the portion of any Policy Loan from the General Account for not more than six months.

Payments under the Policy of any amounts derived from premiums paid by check may be delayed until the Owner's check has cleared the bank upon which it was drawn.

                           THE CONTRACT

The Policy, the attached application, any riders, endorsements, and any application for reinstatement constitute the entire contract. All statements made by the Insureds in the application and any supplemental applications can be used to contest a claim or the validity of the Policy. Any change to the Policy must be in writing and approved by the President, a Vice President, or the Secretary of the Company. No agent has the authority to alter or modify any of the terms, conditions, or agreements of the Policy or to waive any of its provisions.

                        CONTROL OF POLICY

The Insureds jointly are the Owner of the Policy unless another person or entity is shown as the Owner in the application. Ownership may be changed, however, as described below. The Owner is entitled to all rights provided by the Policy. Any person whose rights of ownership depend upon some future event does not possess any present rights of ownership. If there is more than one Owner at a given time, all Owners must exercise the rights of ownership by joint action. If the Owner dies, and the Owner is not one or both of the Insureds, the Owner's interest in the Policy becomes the property of his or her estate unless otherwise provided. Unless otherwise provided, the Policy is jointly owned by all Owners named in the Policy or by the survivors of those joint Owners.
Unless otherwise stated in the Policy, the final Owner is the estate of the last joint Owner to die. The Company may rely on the written request of any trustee of a trust which is the Owner of the Policy, and the Company is not responsible for the proper administration of any such trust.

                           BENEFICIARY

The Beneficiary(ies) is (are) the person(s) specified in the application or by later designation. Unless otherwise stated in the Policy, the Beneficiary has no rights in a Policy before the death of the Last Insured. If there is more than one Beneficiary at the death of the Last Insured, each Beneficiary will receive equal payments unless otherwise provided by the Owner. If no Beneficiary is living at the death of the Last Insured, the proceeds will be payable to the Owner or, if the Owner is not living, to the Owner's estate.

The Company permits the designation of various types of trusts as Beneficiary(ies), including trusts for minor beneficiaries, trusts under a will, and trusts under a separate written agreement. An Owner is also permitted to designate several types of beneficiaries, including business beneficiaries.

                  CHANGE OF OWNER OR BENEFICIARY

The Owner may change the ownership and/or Beneficiary designation by written request in a form acceptable to the Company at any time during the Last Insured's lifetime subject to any restrictions stated in the Policy and this Prospectus. The Company may require that the Policy be returned for endorsement of any change. If acceptable to us, the change will take effect as of the date the request is signed, whether or not the Last Insured is living when the request is received at the Company's Home Office. The Company is not liable for any payment made or action taken before the Company received the written request for change. If the Owner is also a Beneficiary of the Policy at the time of the Last Insured's death, the Owner may, within sixty days of the Last Insured's death, designate another person to receive the Policy proceeds. Any change will be subject to any assignment of the Policy or any other legal restrictions.

                          POLICY CHANGES

The Company reserves the right to limit the number of changes to a Policy to one per Policy Year and to restrict changes in the first Policy Year. Currently, only one change is permitted during any Policy Year and no change may be made during the first Policy Year. For this purpose, changes include decreases in Face Amount and changes in the death benefit option. No change will be permitted, if as a result, the Policy would fail to satisfy the definition of life insurance in Section 7702 of the Internal Revenue Code or any applicable successor provision.

                     CONFORMITY WITH STATUTES

If any provision in a Policy is in conflict with the laws of the state governing the Policy, the provision will be deemed to be amended to conform to such laws. In addition, the Company reserves the right to change the Policy if it determines that a change is necessary to cause this Policy to comply with, or give the Owner the benefit of any Federal or state statute, rule, or regulation, including, but not limited to, requirements of the Internal Revenue Code, or its regulations or published rulings.

                       CLAIMS OF CREDITORS

To the extent permitted by law, neither the Policy nor any payment under it will be subject to the claims of creditors or to any legal process.

                         INCONTESTABILITY

The Policy is incontestable after it has been in force for two years from the Issue Date during the lifetime of either Insured. An addition of a rider after the Issue Date is incontestable after such addition has been in force for two years from its effective date during the lifetime of either Insured. Any reinstatement of a Policy is incontestable only after it has been in force during the lifetime of either Insured for two years after the effective date of the reinstatement.

                            ASSIGNMENT

The Company will be bound by an assignment of a Policy only if: (a) the assignment is in writing; (b) the original assignment instrument or a certified copy thereof is filed with the Company at its Home Office; and
(c) the Company returns an acknowledged copy of the assignment instrument to the Owner. The Company is not responsible for determining the validity of any assignment. Payment of Policy proceeds is subject to the rights of any assignee of record. If a claim is based on an assignment, the Company may require proof of the interest of the claimant. A valid assignment will take precedence over the claim of any Beneficiary.

                             SUICIDE

Suicide within two years of the Issue Date is not covered by the Policy. If either Insured dies by suicide, while sane or insane, within two years from the Issue Date (or within the maximum period permitted by the laws of the state in which the Policy was delivered, if less than two years), the amount payable will be limited to premiums paid, less any partial withdrawals and outstanding Indebtedness subject to certain limitations.

If the either Insured is a Missouri citizen when the Policy is issued, this provision does not apply on the Issue Date of the Policy, unless that Insured intended suicide when the Policy was applied for.

            MISSTATEMENT OF AGE OR SEX AND CORRECTIONS

If the age or sex (except in unisex Policies, see Unisex Requirements Under Montana Law) of the Insureds has been misstated in the application, the amount of the death benefit will be that which the most recent cost of insurance charge would have purchased for the correct age and sex.

Any payment or Policy changes made by the Company in good faith, relying on its records or evidence supplied with respect to such payment, will fully discharge the Company's duty. The Company reserves the right to correct any errors in the Policy.

                 ADDITIONAL INSURANCE BENEFITS

Subject to certain requirements, one or more of the following additional insurance benefits may be added to a Policy by rider. The descriptions below are intended to be general; the terms of the Policy riders providing the additional benefits may vary from state to state, and the Policy should be consulted. The cost of any additional insurance benefits which require additional charges will be deducted as part of the monthly deduction from the Policy's Cash Value. (See Charges and Deductions - Monthly Deduction.) Certain restrictions may apply and are described in the applicable rider. An insurance agent authorized to sell the Policy can describe these extra benefits further. Samples of the provisions are available from General American upon written request.

WAIVER OF SPECIFIED PREMIUM RIDER. Provides for crediting the Policy's Cash Value with a specified monthly premium while the covered Insured is totally disabled. The monthly premium selected at issue is not guaranteed to keep the Policy in force. The covered Insured must have become disabled after age 5 and before age 65.

ADJUSTABLE BENEFIT TERM RIDER. This rider allows an employer who is the Owner to provide adjustable term insurance to comply with the terms of an associated employee benefit plan. The increase in coverage occurs on each Policy Anniversary.

ANNIVERSARY PARTIAL WITHDRAWAL RIDER. This rider allows the owner to withdraw up to 15% of the Policy's Cash Surrender Value on any Policy Anniversary without reducing the Face Amount. A Contingent Deferred Sales Charge will still apply.

JOINT SUPPLEMENTAL COVERAGE TERM RIDER. This rider provides level term insurance on the lives of the Insureds under the base policy. It can be added only at issue. It cannot be increased or added to an existing Policy.

SECONDARY GUARANTEE RIDER. This rider guarantees that if, during the secondary guarantee period, the sum of all premiums paid on the Policy, reduced by any partial withdrawals and any outstanding loan balance, is greater than or equal to the sum of the secondary guarantee premiums required since the Issue Date, the Policy will not lapse as a result of a Cash Value less any loans, loans interest due, and any surrender charge being insufficient to pay the monthly deduction.

The secondary guarantee period is the number of Policy Years until the younger Insured reaches Attained Age 100.

LIFETIME COVERAGE RIDER. This rider provides the continuation of the Policy's face amount beyond the younger Insured's Attained Age 100, provided the policy remains in force to that date with a positive cash surrender value. If the Policy is in force after the younger Insured's Attained Age 100, the death benefit will be the greater of the face amount or 101% of the Cash Value.

DIVORCE SPLIT RIDER. This rider allows the Policy to be split into two separate policies in the event of the divorce of a married couple who are the Insureds under the Policy.

ESTATE PRESERVATION TERM RIDER. This rider provides joint level term insurance, payable at the death of the Last Insured, for a period of four years from the date of the rider.

                    RECORDS AND REPORTS

The Company will maintain all records relating to the Separate Account and will mail to the Owner once each Policy Year, at the last known address of record, a report which shows the current Policy values, premiums paid, deductions made since the last report, and any outstanding Policy Loans. The Owner will also be sent a periodic report for each Fund. Receipt of premium payments, transfers, partial withdrawals, Pro-Rata Surrenders, Policy Loans, loan repayments, changes in death benefit options, decreases in Face Amount, surrenders and reinstatements will be confirmed promptly following each transaction.

An Owner may request in writing a projection of illustrated future Cash Surrender Values and death benefits. This projection will be furnished by the Company for a nominal fee which will not exceed $25.

                   DISTRIBUTION OF THE POLICIES

The Policy will be sold by individuals who, in addition to being licensed as life insurance agents for the Company, are also registered representatives of Walnut Street Securities, Inc. ("Walnut Street"), the principal underwriter of the Policy, or of broker-dealers who have entered into written sales agreements with Walnut Street. Walnut Street was incorporated under the laws of Missouri in 1984 and is a wholly-owned subsidiary of General American Holding Company, which is, in turn, a wholly-owned subsidiary of the Company. Walnut Street is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. No director or officer of Walnut Street owns any units in the Separate Account.


Writing agents will receive commissions based on a commission schedule and rules. Currently, agent first-year commissions equal 50% of target premiums and 2.25% of excess premium paid in Policy Year 1. In renewal years, the agent commissions vary from 1.0% to 2.0% of premiums paid in Policy Years 2 and later, depending on the agent's contract type. An additional service fee, determined as a percentage of the Policy's unloaned Cash Value, is also paid. The percentage varies by Policy Year from 0% to 0.20% of average monthly unloaned assets. In addition, the Company, general agent, and writing agent may enter into agreements that compensate the writing agent for basic expenses, renewal overrides, and incentive bonuses. Reductions may be possible under the circumstances outlined in the section entitled Adjustment of Charges. General Agents receive compensation which may be in part based on the level of agent commissions in their agencies.


As principal underwriter for the Policies, Walnut Street receives commission income. Walnut Street receives an administrative fee of 2% of premium from sales of the Policies.

The general agent commission schedules and rules differ for different types of agency contracts.

General American may use other distribution channels to sell the non-participating version of the Policy.

                       FEDERAL TAX MATTERS

                           INTRODUCTION

The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Counsel or other competent tax Advisors should be consulted for more complete information. This discussion is based upon General American's understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service. No representation is made as to the likelihood of continuation of the present Federal income tax laws or of the current interpretations by the Internal Revenue Service.

                     TAX STATUS OF THE POLICY

Section 7702 of the Internal Revenue Code of 1986, as amended (the "Code") includes a definition of a life insurance contract for Federal tax purposes. The Secretary of the Treasury (the "Treasury") issued proposed regulations which specify what will be considered reasonable mortality charges under Section 7702. Guidance as to how Section 7702 is to be applied is, however, limited. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such Policy would not provide most of the tax advantages normally provided by a life insurance policy.

With respect to a Policy issued on a basis of a standard premium class or on a guaranteed or simplified issue basis, while there is some uncertainty due to the limited guidance under Section 7702, the Company believes that such a Policy should meet the Section 7702 definition of a life insurance contract. However, with respect to a Policy issued on a substandard basis (i.e., a premium class involving higher than standard mortality risk), it is not clear whether such a Policy would satisfy
Section 7702, particularly if the Owner pays the full amount of premiums permitted under the Policy.

If it is subsequently determined that a Policy does not satisfy Section 7702, the Company will take whatever steps are appropriate and necessary to attempt to cause such a Policy to comply with Section 7702, including possibly refunding any premiums paid that exceed the limitations allowable under Section 7702 (together with interest or other earnings on any such premiums refunded as required by law). For these reasons, the Company reserves the right to modify the Policy as necessary to attempt to qualify it as a life insurance contract under Section 7702.

Section 817(h) of the Code authorizes the Treasury to set standards by regulation or otherwise for the investments of the Separate Account to be "adequately diversified" in order for the Policy to be treated as a life insurance contract for Federal tax purposes. The Separate Account, intends to comply with the diversification requirements prescribed by the Treasury in Regulation Section 1.817-5, which affect how assets may be invested. Although General American does not control the Funds, it has entered into agreements, which require these investment companies to be operated in compliance with the requirements prescribed by the Treasury.

The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets, for federal income tax purposes, if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. If that were to be determined to be the case, income and gains from the separate account assets would be includible in the variable contract owner's gross income. The Treasury Department has also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Owner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts without being treated as owners of the underlying assets."

The ownership rights under the Policy are different in certain respects from those described by the IRS in rulings in which it was determined that policy owners were not owners of separate account assets. For example, the Owner has additional flexibility in allocating Premium payments and Policy Values. These differences could result in an Owner being treated as the owner of a pro rata portion of the assets of the Separate Account. In addition, the Company does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. The Company therefore reserves the right to modify the Policy as necessary to attempt to prevent an Owner from being considered the owner of a pro rata share of the assets of the Separate Account.

The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

l. TAX TREATMENT OF POLICY BENEFITS. In general, the Company believes that the proceeds and Cash Value increases of a Policy should be treated in a manner consistent with a fixed-benefit life insurance policy for Federal income tax purposes. Thus, the death benefit under the Policy should be excludable from the gross income of the Beneficiary under Section 101(a)(1) of the Code, unless a transfer for value (generally a sale of the policy) has occurred.

Many changes or transactions involving a Policy may have tax consequences, depending on the circumstances. Such changes include, but are not limited to, the exchange of the Policy, a change of the Policy's Face Amount, a Policy Loan, an additional premium payment, a Policy lapse with an outstanding Policy Loan, a partial withdrawal, or a surrender of the Policy. In addition, Federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of Policy proceeds depend upon the circumstances of each Owner or Beneficiary. A competent tax adviser should be consulted for further information.

A Policy may also be used in various arrangements, including non-qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of a Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a qualified tax adviser regarding the tax attributes of the particular arrangement.

Generally, the Owner will not be deemed to be in constructive receipt of the Policy's Cash Value, including increments thereof, under the Policy until there is a distribution. The tax consequences of distributions from, and Policy Loans taken from or secured by, a Policy depend upon whether the Policy is classified as a "modified endowment contract". However, upon a complete surrender or lapse of any Policy, if the amount received plus the amount of outstanding Indebtedness exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax.

2. MODIFIED ENDOWMENT CONTRACTS. A policy may be treated as a modified endowment contract depending upon the amount of premiums paid in relation to the death benefit provided under such Policy. The premium limitation rules for determining whether a Policy is a modified endowment contract are extremely complex. In general, however, a Policy will be a modified endowment contract if the accumulated premiums paid at any time during the first seven Policy Years exceed the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits (based on the lowest level of benefits in effect for the Policy) after the payment of seven level annual premiums.

In addition, if a Policy is "materially changed" it may cause such Policy to be treated as a modified endowment contract. The material change rules for determining whether a Policy is a modified endowment contract are also extremely complex. In general, however, the determination of whether a Policy will be a modified endowment contract after a material change generally depends upon the relationship among the death benefit at the time of such change, the Cash Value at the time of the change and the additional premiums paid in the seven Policy Years starting with the date on which the material change occurs.

Moreover, a life insurance contract received in exchange for a life insurance contract classified as a modified endowment contract will also be treated as a modified endowment contract. A reduction in a Policy's benefits may also cause such Policy to become a modified endowment contract.

Due to the Policy's flexibility, classification of a Policy as a modified endowment contract will depend upon the circumstances of each Policy. The Company has, however, adopted administrative steps designed to protect an Owner against the possibility that the Policy might become a modified endowment contract. The Company believes the safeguards are adequate for most situations, but it cannot provide complete assurance that a Policy will not be classified as a modified endowment contract. At the time a premium is credited which would cause the Policy to become a modified endowment contract, the

Company will notify the Owner that unless a refund of the excess premium is requested by the Owner, the Policy will become a modified endowment contract. The Owner will have 30 days after receiving such notification to request the refund. The excess premium paid will be returned to the Owner upon receipt by the Company of the refund request. The amount to be refunded will be deducted from the Policy Cash Value in the Divisions of the Separate Account and in the General Account in the same proportion as the premium payment was allocated to such Divisions.

Accordingly, a prospective Owner should contact a competent tax adviser before purchasing a Policy to determine the circumstances under which the Policy would be a modified endowment contract. In addition, an Owner should contact a competent tax adviser before paying any additional premiums or making any other change to, including an exchange of, a Policy to determine whether such premium or change would cause the Policy (or the new Policy in the case of an exchange) to be treated as a modified endowment contract.

3. DISTRIBUTIONS FROM POLICIES CLASSIFIED AS MODIFIED ENDOWMENT CONTRACT. Policies classified as modified endowment contracts will be subject to the following tax rules: First, all distributions, including distributions upon surrender and benefits paid at maturity, from such a Policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the Cash Value immediately before the distribution over the investment in the Policy (described below) at such time. Second, Policy Loans taken from, or secured by, such a Policy, as well as due but unpaid interest thereon, are treated as distributions from such a Policy and taxed accordingly. Third, a 10 percent additional income tax is imposed on the portion of any distribution from, or Policy Loan taken from or secured by, such a Policy that (a) is included in income, except where the distribution or Policy Loan is made on or after the Owner attains age 59 1/2, (b) is attributable to the Owner's becoming disabled, or (c) is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's Beneficiary.

4. DISTRIBUTIONS FROM POLICIES NOT CLASSIFIED AS MODIFIED ENDOWMENT CONTRACT. Distributions from Policies not classified as a modified endowment contracts are generally treated as first recovering the investment in the Policy (described below) and then, only after the return of all such investment in the Policy, as distributing taxable income. An exception to this general rule occurs in the case of a decrease in the Policy's death benefit (possibly including a partial withdrawal) or any other change that reduces benefits under the Policy in the first 15 years after the Policy is issued and that results in cash distribution to the Owner in order for the Policy to continue complying with the Section 7702 definitional limits. Such a cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in Section 7702.

Policy Loans from, or secured by, a Policy that is not a modified endowment contract are not treated as distributions. Instead, such loans are treated as indebtedness of the Owner.

Upon a complete surrender or lapse of a Policy that is not a modified endowment contract, if the amount received plus the amount of indebtedness exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax.

Neither distributions (including distributions upon surrender or lapse) nor Policy Loans from, or secured by, a Policy that is not a modified endowment contract are subject to the 10 percent additional income tax.

If a Policy which is not a modified endowment contract subsequently becomes a modified endowment contract, then any distribution made from the Policy within two years prior to the date of such change in status may become taxable.

5. POLICY LOAN INTEREST. Generally, interest paid on any loan under a life insurance Policy owned by an individual is not deductible. In addition, interest on any loan under a life insurance Policy owned by a business taxpayer on the life of any individual who is an officer of or is financially interested in the business carried on by that taxpayer is deductible only under certain very limited circumstances. AN OWNER SHOULD CONSULT A COMPETENT TAX ADVISER BEFORE DEDUCTING ANY LOAN INTEREST.

6. INTEREST EXPENSE ON UNRELATED INDEBTEDNESS. Under provisions added to the Code in 1997 for policies issued after June 8, 1997, if a business taxpayer owns or is the beneficiary of a Policy on the life of any individual who is not an officer, director, employee, or 20 percent owner of the business, and the taxpayer also has debt unrelated to the Policy, a portion of the taxpayer's unrelated interest expense deductions may be lost. No business taxpayer should purchase or exchange a Policy on the life of any individual who is not an officer, director, employee, or 20 percent owner of the business without first consulting a competent tax Advisor.

7. INVESTMENT IN THE POLICY. Investment in the Policy means (i) the aggregate amount of any premiums or other consideration paid for a Policy, minus (ii) the aggregate amount received under the Policy which is excluded from gross income of the Owner (except that the amount of any Policy Loan from, or secured by, a Policy that is a modified endowment contract, to the extent such amount is excluded from gross income, will be disregarded), plus (iii) the amount of any Policy Loan from, or secured by, a Policy that is a modified endowment contract to the extent that such amount is included in the gross income of the Owner.

8. MULTIPLE POLICIES. All modified endowment contracts that are issued by the Company (or its affiliates) to the same Owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includible in gross income under
Section 72(e) of the Code.

9. POSSIBLE CHARGE FOR TAXES. At the present time, the Company makes no charge to the Separate Account for any Federal, state, or local taxes (as opposed to Premium Tax Charges which are deducted from premium payments) that it incurs which may be attributable to such Separate Account or to the Policies. The Company, however, reserves the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that it determines to be properly attributable to the Separate Account or to the Policies.

              UNISEX REQUIREMENTS UNDER MONTANA LAW

The State of Montana generally prohibits the use of actuarial tables that distinguish between men and women in determining premiums and Policy benefits for policies issued on the lives of their residents. Therefore, all Policies offered by this Prospectus to insure residents of Montana will have premiums and benefits which are based on actuarial tables that do not differentiate on the basis of sex.

           SAFEKEEPING OF THE SEPARATE ACCOUNT'S ASSETS

General American holds the assets of the Separate Account in a custodial account in its name at the Bank of New York. The Company maintains records of all purchases and redemptions of applicable Fund shares by each of the Divisions. Additional protection for the assets of the Separate Account is afforded by a blanket fidelity bond issued by Lloyd's Underwriters in the amount of five million dollars, covering all officers and employees of the Company who have access to the assets of the Separate Account.

                          VOTING RIGHTS

Based on its understanding of current applicable legal requirements, the Company will vote the shares of the Funds held in the Separate Account at regular and special shareholder meetings of the mutual funds in accordance with the instructions received from persons having voting interests in the corresponding Divisions of the Separate Account. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result the Company determines that it is permitted to vote shares of the Fund in its own right, it may elect to do so. No voting privileges apply to the Policies with respect to Cash Value removed from the Separate Account as a result of a Policy Loan.

The number of votes which an Owner has the right to instruct will be calculated separately for each Division. Voting rights reflect the dollar value of the total number of units of each Division of the Separate Account credited to the Owner at the record date, rather than the number of units alone. Fractional shares will be counted. The number of votes of the Fund which the Owner has the right to instruct will be determined as of the date coincident with the date established by that Fund for determining shareholders eligible. Voting instructions will be solicited by written communications prior to such meeting in accordance with procedures established by the mutual funds.

The company will vote shares of a Fund for which no timely instructions are received in proportion to the voting instructions which are received with respect to that Fund. The Company will also vote any shares of the Funds which are not attributable to Policies in the same proportion.

Each person having a voting interest in a Division will receive any proxy material, reports, and other materials relating to the appropriate Fund.

DISREGARD OF VOTING INSTRUCTIONS. The Company may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the subclassification or investment objective of the Fund or to approve or disapprove an investment Advisory contract for a Fund. In addition, the Company itself may disregard voting instructions in favor of changes initiated by an Owner in the investment policy or the investment adviser or sub-adviser of a Fund if the Company reasonably disapproves of such changes. A proposed change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities, or the Company determined that the change would have an adverse effect on its General Account in that the proposed investment policy for a Fund may result in overly speculative or unsound investments. If the Company disregards voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Owners.

                 STATE REGULATION OF THE COMPANY

The Company, a stock life insurance company organized under the laws of Missouri, and the Separate Account are subject to regulation by the Missouri Department of Insurance. An annual statement is filed with the Director of Insurance on or before March 1st of each year covering the operations and reporting on the financial condition of the Company as of December 31 of the preceding year. Periodically, the Director of Insurance examines the liabilities and reserves of the Company and the Separate Account and certifies their adequacy, and a full examination of the Company's operations is conducted by the National Association of Insurance Commissioners at least once every three years.

In addition, the Company is subject to the insurance laws and regulations of other states within which it is licensed or may become licensed to operate. Generally, the insurance departments of other states apply the laws of the state of domicile in determining permissible investments.

                               MANAGEMENT OF THE COMPANY

                                                    PRINCIPAL OCCUPATION (S)
           NAME                                    DURING PAST FIVE YEARS<F*>
           ----                                    --------------------------

PRINCIPAL OFFICERS<F**>
-----------------------

Richard A. Liddy                       Chairman and CEO, 2/2000-present; Formerly Chairman,
                                       President and CEO, 1/95-2/2000; Chairman of the Executive
                                       Committee, 5/92-present. Formerly President and CEO, 5/92-1/95.

Robert J. Banstetter, Sr.              Vice President, General Counsel and Secretary, 2/91-
                                       present.

John W. Barber                         Vice President, 12/84-present. Formerly Controller, 12/84-2/2000.

Barry C. Cooper                        Vice President and Controller, 2/2000-Present

Kevin C. Eichner                       President, 2/2000-present. Formerly Executive Vice President of
                                       General American, President and Chairman of GenMark, Chairman of
                                       Walnut Street Securities, 10/97-2/2000.  President and CEO,
                                       Collaborative Strategies, 1983-Present.

E. Thomas Hughes                       Corporate Actuary and Treasurer, 10/94-present.  Formerly
                                       Executive Vice President-Group Pensions, 3/90-10/94

Warren J. Winer                        Executive Vice President-Group Life and Health, 8/95-
                                       present.  Formerly Managing Director, William M. Mercer,
                                       Inc., 7/93-8/95; President and Chief Operating Officer,
                                       W. F. Corroon, 1986-7/93.

Bernard H. Wolzenski                   Executive Vice President-Individual Insurance, 10/91-
                                       present.

A. Greig Woodring                      President and Chief Executive Officer, Reinsurance Group
                                       of America, 12/92-present.

<F*>  All positions listed are with General American unless otherwise indicated.
<F**> The principal business address of Messrs. Banstetter, Hughes, and Liddy is General
      American Life Insurance Company, 700 Market Street, St. Louis, Missouri 63101.  The
      principal business address for Messrs. Barber, Winer and Wolzenski is 13045 Tesson Ferry
      Road, St. Louis, Missouri 63128.  The principal business address for Mr. Woodring is 1370
      Timberlake Manor Parkway, Chesterfield, MO 63017.  The principal business address for
      Mr. Eichner is 670 Mason Ridge Center Drive, Suite 100, St. Louis, Missouri 63141.

                               46



                                                  PRINCIPAL OCCUPATION (S)
              NAME                                DURING PAST FIVE YEARS<F*>
              ----                                --------------------------
DIRECTORS
---------

August A. Busch III                    Chairman of the Board and President, Anheuser-Busch
Anheuser-Busch Companies, Inc.         Companies, Inc. (beer business).
One Busch Place
St. Louis, Missouri 63118

William E. Cornelius                   Retired Chairman and Chief Executive Officer, Union
Union Electric Company                 Electric Company (electric utility business).
P.O. Box 149
St. Louis, Missouri 63166

John C. Danforth                       Partner, Bryan Cave (law firm).  Formerly, U. S. Senator,
Bryan Cave                             State of Missouri.
One Metropolitan Square, Suite 3600
St. Louis, Missouri 63102

Bernard A. Edison                      Past President, Edison Brothers Stores, Inc. (retail
Edison Brothers Stores, Inc.           specialty stores).
P.O. Box 14020
St. Louis, Missouri 63178

Richard A. Liddy                       Chairman and CEO, General American
General American Life Insurance Co.
700 Market Street
St. Louis, MO 63101

William E. Maritz                      Chairman and Chief Executive Officer, Maritz, Inc.
Maritz, Inc.                           (motivation, travel, communications, training and
1375 North Highway Drive               marketing research business).
Fenton, Missouri 63099

Craig D. Schnuck                       Chairman and Chief Executive Officer, Schnuck Markets,
Schnuck Markets, Inc.                  Inc. (retail supermarket chain).
11420 Lackland Road
P.O. Box 46928
St. Louis, Missouri 63146

William P. Stiritz                     Chairman, Chief Executive Officer and President,
Agribrands International, Inc.         Agribrands International, Inc.  Formerly Chairman, Chief
9811 So. Forty Drive                   Executive Officer and President, Ralston Purina Company
St. Louis, Missouri 63124              (pet food, batteries, and bread business); Chairman,
                                       Ralcorp Holdings, Inc. (ready-to-eat cereal, baby food,
                                       ski resorts).

Andrew C. Taylor                       Chief Executive Officer and President, Enterprise Rent-A-
Enterprise Rent-A-Car                  Car (car rental).
600 Corporate Park Drive
St. Louis, Missouri 63105


                               47



                                                  PRINCIPAL OCCUPATION (S)
              NAME                                DURING PAST FIVE YEARS<F*>
              ----                                --------------------------

DIRECTORS (CONTINUED)
---------------------

Robert L. Virgil                       Principal, Edward Jones (investments).
Edward Jones
12555 Manchester
St. Louis, Missouri  63131-3729

Virginia V. Weldon, M.D.               Director, Center for the Study of American Business,
Monsanto Company                       Washington University.  Retired Senior Vice President,
800 North Lindbergh                    Public Policy, Monsanto Company (chemicals diversified
St. Louis, Missouri 63167              industry, pharmaceuticals, life science products, and
                                       food ingredients business).

Ted C. Wetterau                        President, Wetterau Associates, L.L.C.  Retired Chairman
Wetterau Associates, L.L.C.            and Chief Executive Officer, Wetterau Incorporated
7700 Bonhomme, Suite 750               (retail and wholesale grocery, manufacturing business).
St. Louis, Missouri 63105


<F*> All positions listed are with General American unless otherwise indicated.

                          LEGAL MATTERS

All matters of Missouri law pertaining to the Policy, including the validity of the Policy and General American's right to issue the Policy under Missouri insurance law, have been passed upon by Matthew P. McCauley, Vice President and Associate General Counsel of General American.

                        LEGAL PROCEEDINGS

There are no legal proceedings to which the Separate Account is a party or to which the assets of the Separate Account are subject. General American is not involved in any litigation that is of material importance in relation to its total assets or that relates to the Separate Account.

                             EXPERTS

The audited financial statements of General American and the Separate Account have been included in this Prospectus in reliance on the reports of KPMG LLP, independent certified public accountants, and on the authority of said firm as experts in accounting and auditing.

Actuarial matters included in this Prospectus have been examined by Susan Benjamin, FSA, MAAA, Senior Product Actuary of General American, as stated in the opinion filed as an exhibit to the registration statement.

                      ADDITIONAL INFORMATION

A registration statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, with respect to the Policy offered hereby. This Prospectus does not contain all the information set forth in the registration statement and the amendments and exhibits to the registration statement, to all of which reference is made for further information concerning the Separate Account, General American and the Policy offered hereby. Statements contained in this Prospectus as to the contents of the Policy and other legal instruments are summaries. For a complete statement of the terms thereof reference is made to such instruments as filed.

Like all financial services providers, General American utilizes systems that may be affected by the Year 2000 transition issues, and it relies on services providers, including the Funds, that may also be affected. The Company has developed, and is in the process of implementing, a Year 2000 transition plan, and is confirming that its services providers are also so engaged. The resources that are being devoted to this effort are substantial. It is difficult to predict with precision whether the amount of resources ultimately devoted, or the outcome of these efforts, will have any negative impact on the Company. However, as of the date of this prospectus, we do not anticipate that Policy Owners will experience negative effects on their investment, or on the services provided in connection therewith, as a result of Year 2000 transition implementation. General American currently anticipates that its systems will be Year 2000 compliant, but there can be no assurance that the Company will be successful, or that interaction with other service providers will not impair the Company's services at that time.

                       FINANCIAL STATEMENTS

The financial statements of General American which are included in this Prospectus should be distinguished from the financial statements of the Separate Account, and should be considered only as bearing on the ability of General American to meet its obligations under the Policy. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

                            APPENDIX A
         ILLUSTRATIONS OF DEATH BENEFITS AND CASH VALUES

The following tables illustrate how the Cash Value, Cash Surrender Value, and death benefit of a Policy change with the investment experience of a Division of the Separate Account. The tables show how the Cash Value, Cash Surrender Value, and death benefit of a Policy issued to Insureds of a given age and at a given premium would vary over time if the investment return on the assets held in each Division of the Separate Account were a uniform, gross, after-tax annual rate of 0%, 6%, or 12%. The tables illustrate a Policy issued in Missouri (using a 2% premium tax rate and a 1.3% federal tax charge) to a male and a female Insured, for both ages 35 and 50, in a preferred nonsmoker rate class. If either Insured falls into a smoker rate class, the Cash Values, Cash Surrender Values, and death benefits would be lower than those shown in the tables. In addition, the Cash Values, Cash Surrender Values, and death benefits would be different from those shown if the gross annual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above and below those averages for individual Policy Years.

The Cash Value column under the "Guaranteed" heading shows the accumulated value of the Net Premiums paid at the stated interest rate, reflecting deduction of all policy charges described in this prospectus at the guaranteed maximum rate. The Cash Surrender Value column under the "Guaranteed" heading shows the projected Cash Surrender Value of the Policy, which is calculated by taking the Cash Value under the "Guaranteed" heading and deducting any appropriate Contingent Deferred Sales Charge. The Cash value column under the "Current" heading shows the accumulated value of the Net Premiums paid at the stated interest rate, reflecting deduction of all policy charges as described in this prospectus at the current rate. The Cash Surrender Value column under the "Current" heading shows the projected Cash Surrender Value of the Policy, which is calculated by taking the Cash Value under the "Current" heading and deducting any appropriate Contingent Deferred Sales Charge. The illustrations of death benefits reflect the above assumptions. The death benefits also vary between tables depending upon whether Death Benefit Options A or C (Level Type) or Death Benefit Option B (Increasing Type) are illustrated.

The amounts deducted from the Cash Value in the illustrations include the sales charge, premium tax, federal tax charge, selection and issue expense charge, monthly administrative charge, and cost of insurance. These charges are described in the prospectus under Charges and Deductions.

The amounts shown for Cash Value, Cash Surrender Value, and death benefit reflect charges that produce an investment rate of return that is lower than the gross after-tax return on the assets held in a Division of the Separate Account. The charges include a charge for mortality and expense risk (equivalent to .55% for Policy Years 1-10,
 .45% for Policy Years 11-20, and .35% thereafter), and an assumed .78% charge for the investment Advisory fee and Fund administrative expenses combined, based on the average Fund expense for all available investment Funds. The actual investment advisory fee applicable to each Division is shown in the respective Prospectuses of each Fund. After deduction for these amounts, the illustrated gross annual investment rates of return of 0%, 6%, and 12% correspond to approximate initial net annual rates of -1.33%, 4.67%, and 10.67%, respectively. The Prospectuses for each Fund should be consulted for details about the nature and extent of their expenses.

The hypothetical values shown in the tables do not reflect any charges for Federal income taxes against the Separate Account (as opposed to Premium Charges which are deducted from premium payments), since General American is not currently making any such charges. However, such charges may be made in the future and, in that event, the gross annual investment rate of return of the Divisions of the Separate Account would have to exceed 0%, 6%, and 12% by an amount sufficient to cover the tax charges in order to produce the death benefit and Cash Value illustration. (See Federal Tax Matters.)

The tables illustrate the Policy values that would result based upon the investment rates of return if premiums are paid as indicated, if all Net Premiums are allocated to the Separate Account, if no Policy Loans have been made. The tables are also based on the assumptions that the Owner has not requested a decrease in the Face Amount, that no partial withdrawals have been made, that no transfer charges were incurred, and that no optional riders have been requested.

Upon request, General American will provide a comparable illustration based upon the proposed Insureds' age, sex, and rate class, the Face Amount or premium requested, the proposed frequency of premium payments, and any available riders requested.

                                  GENERAL AMERICAN LIFE INSURANCE COMPANY
                                  FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE


POLICY FACE AMOUNT: $250,000                                                 MALE PREFERRED NONSMOKER AGE 35
DEATH BENEFIT LEVEL (OPTION A)                                             FEMALE PREFERRED NONSMOKER AGE 35
                                                                                     ANNUAL PREMIUM = $2,000

FOR SEPARATE ACCOUNT ELEVEN A HYPOTHETICAL GROSS ANNUAL RATE OF RETURN OF 0.00% (NET RATE OF -1.33%)

                                              ASSUMING CURRENT CHARGES          ASSUMING GUARANTEED CHARGES
                                              ------------------------          ---------------------------
 END                              PREMIUM     CASH                              CASH
 OF                      ANNUAL    ACCUM    SURRENDER    CASH      DEATH      SURRENDER      CASH      DEATH
YEAR     AGE       AGE   PAYMENT    @ 5%      VALUE      VALUE    BENEFIT       VALUE        VALUE    BENEFIT
-------------------------------------------------------------------------------------------------------------
  1      35        35     2,000     2,100       952      1,245    250,000          952       1,245    250,000
  2      36        36     2,000     4,305     2,468      2,761    250,000        2,468       2,761    250,000
  3      37        37     2,000     6,620     3,964      4,257    250,000        3,964       4,257    250,000
  4      38        38     2,000     9,051     5,438      5,731    250,000        5,438       5,731    250,000
  5      39        39     2,000    11,604     6,890      7,182    250,000        6,890       7,182    250,000
  6      40        40     2,000    14,284     8,353      8,613    250,000        8,353       8,613    250,000
  7      41        41     2,000    17,098     9,824     10,019    250,000        9,824      10,019    250,000
  8      42        42     2,000    20,053    11,274     11,404    250,000       11,274      11,404    250,000
  9      43        43     2,000    23,156    12,705     12,770    250,000       12,702      12,767    250,000
 10      44        44     2,000    26,414    14,115     14,115    250,000       14,104      14,104    250,000
 11      45        45     2,000    29,834    15,718     15,718    250,000       15,695      15,695    250,000
 12      46        46     2,000    33,426    17,301     17,301    250,000       17,261      17,261    250,000
 13      47        47     2,000    37,197    18,866     18,866    250,000       18,798      18,798    250,000
 14      48        48     2,000    41,157    20,407     20,407    250,000       20,307      20,307    250,000
 15      49        49     2,000    45,315    21,929     21,929    250,000       21,787      21,787    250,000
 16      50        50     2,000    49,681    23,430     23,430    250,000       23,235      23,235    250,000
 17      51        51     2,000    54,265    24,909     24,909    250,000       24,651      24,651    250,000
 18      52        52     2,000    59,078    26,366     26,366    250,000       26,030      26,030    250,000
 19      53        53     2,000    64,132    27,802     27,802    250,000       27,371      27,371    250,000
 20      54        54     2,000    69,439    29,218     29,218    250,000       28,669      28,669    250,000
 21      55        55     2,000    75,010    30,641     30,641    250,000       29,951      29,951    250,000
 22      56        56     2,000    80,861    32,041     32,041    250,000       31,185      31,185    250,000
 23      57        57     2,000    87,004    33,420     33,420    250,000       32,363      32,363    250,000
 24      58        58     2,000    93,454    34,774     34,774    250,000       33,481      33,481    250,000
 25      59        59     2,000   100,227    36,099     36,099    250,000       34,536      34,536    250,000
 26      60        60     2,000   107,338    37,397     37,397    250,000       35,515      35,515    250,000
 27      61        61     2,000   114,805    38,662     38,662    250,000       36,409      36,409    250,000
 28      62        62     2,000   122,645    39,895     39,895    250,000       37,202      37,202    250,000
 29      63        63     2,000   130,878    41,088     41,088    250,000       37,875      37,875    250,000
 30      64        64     2,000   139,522    42,241     42,241    250,000       38,403      38,403    250,000

CURRENT VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF
INSURANCE RATES FOR THE EXACT COMBINATION OF PREMIUMS AND BENEFITS
SHOWN.

GUARANTEED VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES.

THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE IS ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICY OWNER AND THE INVESTMENT RESULTS OF THE FUNDS SELECTED. THE CASH VALUE, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, WALNUT STREET SECURITIES, THE FUNDS, OR ANY REPRESENTATIVE THEREOF, THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATED VALUES SHOWN ABOVE ARE AS OF THE END OF THE POLICY YEARS INDICATED AND ASSUME ANY ADDITIONAL PREMIUMS SHOWN ARE RECEIVED ON THE POLICY ANNIVERSARIES. ILLUSTRATED VALUES ASSUME ALL PREMIUM TAXES ARE PAID BY THE COMPANY.

                                  GENERAL AMERICAN LIFE INSURANCE COMPANY
                                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE


POLICY FACE AMOUNT: $250,000                                                MALE PREFERRED NONSMOKER AGE 35
DEATH BENEFIT LEVEL (OPTION A)                                            FEMALE PREFERRED NONSMOKER AGE 35
                                                                                    ANNUAL PREMIUM = $2,000


FOR SEPARATE ACCOUNT ELEVEN A HYPOTHETICAL GROSS ANNUAL RATE OF RETURN OF 6.00% (NET RATE OF 4.67%)

                                              ASSUMING CURRENT CHARGES          ASSUMING GUARANTEED CHARGES
                                              ------------------------          ---------------------------
 END                              PREMIUM     CASH                              CASH
 OF                      ANNUAL    ACCUM    SURRENDER    CASH      DEATH      SURRENDER      CASH      DEATH
YEAR     AGE       AGE   PAYMENT    @ 5%      VALUE      VALUE    BENEFIT       VALUE        VALUE    BENEFIT
-------------------------------------------------------------------------------------------------------------
  1      35        35     2,000     2,100     1,042      1,334    250,000        1,042       1,334    250,000
  2      36        36     2,000     4,305     2,738      3,030    250,000        2,738       3,030    250,000
  3      37        37     2,000     6,620     4,513      4,806    250,000        4,513       4,806    250,000
  4      38        38     2,000     9,051     6,369      6,661    250,000        6,369       6,661    250,000
  5      39        39     2,000    11,604     8,309      8,601    250,000        8,309       8,601    250,000
  6      40        40     2,000    14,284    10,369     10,629    250,000       10,369      10,629    250,000
  7      41        41     2,000    17,098    12,552     12,747    250,000       12,552      12,747    250,000
  8      42        42     2,000    20,053    14,832     14,962    250,000       14,832      14,962    250,000
  9      43        43     2,000    23,156    17,214     17,279    250,000       17,211      17,276    250,000
 10      44        44     2,000    26,414    19,702     19,702    250,000       19,690      19,690    250,000
 11      45        45     2,000    29,834    22,529     22,529    250,000       22,506      22,506    250,000
 12      46        46     2,000    33,426    25,492     25,492    250,000       25,449      25,449    250,000
 13      47        47     2,000    37,197    28,596     28,596    250,000       28,523      28,523    250,000
 14      48        48     2,000    41,157    31,845     31,845    250,000       31,736      31,736    250,000
 15      49        49     2,000    45,315    35,249     35,249    250,000       35,092      35,092    250,000
 16      50        50     2,000    49,681    38,813     38,813    250,000       38,597      38,597    250,000
 17      51        51     2,000    54,265    42,544     42,544    250,000       42,255      42,255    250,000
 18      52        52     2,000    59,078    46,450     46,450    250,000       46,070      46,070    250,000
 19      53        53     2,000    64,132    50,540     50,540    250,000       50,048      50,048    250,000
 20      54        54     2,000    69,439    54,823     54,823    250,000       54,195      54,195    250,000
 21      55        55     2,000    75,010    59,361     59,361    250,000       58,570      58,570    250,000
 22      56        56     2,000    80,861    64,116     64,116    250,000       63,130      63,130    250,000
 23      57        57     2,000    87,004    69,098     69,098    250,000       67,881      67,881    250,000
 24      58        58     2,000    93,454    74,315     74,315    250,000       72,828      72,828    250,000
 25      59        59     2,000   100,227    79,778     79,778    250,000       77,980      77,980    250,000
 26      60        60     2,000   107,338    85,498     85,498    250,000       83,338      83,338    250,000
 27      61        61     2,000   114,805    91,484     91,484    250,000       88,909      88,909    250,000
 28      62        62     2,000   122,645    97,751     97,751    250,000       94,695      94,695    250,000
 29      63        63     2,000   130,878   104,309    104,309    250,000      100,695     100,695    250,000
 30      64        64     2,000   139,522   111,171    111,171    250,000      106,910     106,910    250,000


CURRENT VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF
INSURANCE RATES FOR THE EXACT COMBINATION OF PREMIUMS AND BENEFITS
SHOWN.

GUARANTEED VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES.

THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE IS ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICY OWNER AND THE INVESTMENT RESULTS OF THE FUNDS SELECTED. THE CASH VALUE, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, WALNUT STREET SECURITIES, THE FUNDS, OR ANY REPRESENTATIVE THEREOF, THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATED VALUES SHOWN ABOVE ARE AS OF THE END OF THE POLICY YEARS INDICATED AND ASSUME ANY ADDITIONAL PREMIUMS SHOWN ARE RECEIVED ON THE POLICY ANNIVERSARIES. ILLUSTRATED VALUES ASSUME ALL PREMIUM TAXES ARE PAID BY THE COMPANY.

                                 GENERAL AMERICAN LIFE INSURANCE COMPANY
                                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE


POLICY FACE AMOUNT: $250,000                                                  MALE PREFERRED NONSMOKER AGE 35
DEATH BENEFIT LEVEL (OPTION A)                                              FEMALE PREFERRED NONSMOKER AGE 35
                                                                                      ANNUAL PREMIUM = $2,000


FOR SEPARATE ACCOUNT ELEVEN A HYPOTHETICAL GROSS ANNUAL RATE OF RETURN OF 12.00% (NET RATE OF 10.67%)

                                              ASSUMING CURRENT CHARGES          ASSUMING GUARANTEED CHARGES
                                              ------------------------          ---------------------------
 END                              PREMIUM     CASH                              CASH
 OF                      ANNUAL    ACCUM    SURRENDER    CASH      DEATH      SURRENDER      CASH      DEATH
YEAR     AGE       AGE   PAYMENT    @ 5%      VALUE      VALUE    BENEFIT       VALUE        VALUE    BENEFIT
-------------------------------------------------------------------------------------------------------------
  1      35        35     2,000     2,100     1,132      1,424    250,000        1,132       1,424    250,000
  2      36        36     2,000     4,305     3,019      3,311    250,000        3,019       3,311    250,000
  3      37        37     2,000     6,620     5,107      5,399    250,000        5,107       5,399    250,000
  4      38        38     2,000     9,051     7,415      7,708    250,000        7,415       7,708    250,000
  5      39        39     2,000    11,604     9,968     10,260    250,000        9,968      10,260    250,000
  6      40        40     2,000    14,284    12,822     13,082    250,000       12,822      13,082    250,000
  7      41        41     2,000    17,098    16,006     16,201    250,000       16,006      16,201    250,000
  8      42        42     2,000    20,053    19,520     19,650    250,000       19,520      19,650    250,000
  9      43        43     2,000    23,156    23,401     23,466    250,000       23,397      23,462    250,000
 10      44        44     2,000    26,414    27,686     27,686    250,000       27,675      27,675    250,000
 11      45        45     2,000    29,834    32,667     32,667    250,000       32,643      32,643    250,000
 12      46        46     2,000    33,426    38,185     38,185    250,000       38,140      38,140    250,000
 13      47        47     2,000    37,197    44,297     44,297    250,000       44,221      44,221    250,000
 14      48        48     2,000    41,157    51,065     51,065    250,000       50,950      50,950    250,000
 15      49        49     2,000    45,315    58,563     58,563    250,000       58,395      58,395    250,000
 16      50        50     2,000    49,681    66,866     66,866    250,000       66,633      66,633    250,000
 17      51        51     2,000    54,265    76,062     76,062    250,000       75,749      75,749    250,000
 18      52        52     2,000    59,078    86,247     86,247    250,000       85,834      85,834    250,000
 19      53        53     2,000    64,132    97,528     97,528    250,000       96,995      96,995    250,000
 20      54        54     2,000    69,439   110,023    110,023    250,000      109,347     109,347    250,000
 21      55        55     2,000    75,010   123,975    123,975    250,000      123,130     123,130    250,000
 22      56        56     2,000    80,861   139,442    139,442    250,000      138,404     138,404    250,000
 23      57        57     2,000    87,004   156,591    156,591    250,000      155,335     155,335    250,000
 24      58        58     2,000    93,454   175,607    175,607    250,000      174,110     174,110    250,000
 25      59        59     2,000   100,227   196,690    196,690    250,000      194,935     194,935    261,213
 26      60        60     2,000   107,338   220,062    220,062    250,000      218,014     218,014    283,418
 27      61        61     2,000   114,805   245,968    245,968    250,000      243,570     243,570    311,770
 28      62        62     2,000   122,645   274,681    274,681    250,000      271,868     271,868    342,553
 29      63        63     2,000   130,878   306,505    306,505    250,000      303,196     303,196    375,963
 30      64        64     2,000   139,522   341,777    341,777    250,000      337,874     337,874    412,207


CURRENT VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF
INSURANCE RATES FOR THE EXACT COMBINATION OF PREMIUMS AND BENEFITS
SHOWN.

GUARANTEED VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES.

THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE IS ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICY OWNER AND THE INVESTMENT RESULTS OF THE FUNDS SELECTED. THE CASH VALUE, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, WALNUT STREET SECURITIES, THE FUNDS, OR ANY REPRESENTATIVE THEREOF, THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATED VALUES SHOWN ABOVE ARE AS OF THE END OF THE POLICY YEARS INDICATED AND ASSUME ANY ADDITIONAL PREMIUMS SHOWN ARE RECEIVED ON THE POLICY ANNIVERSARIES. ILLUSTRATED VALUES ASSUME ALL PREMIUM TAXES ARE PAID BY THE COMPANY.

                                  GENERAL AMERICAN LIFE INSURANCE COMPANY
                                  FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE


POLICY FACE AMOUNT: $250,000                                                  MALE PREFERRED NONSMOKER AGE 35
DEATH BENEFIT LEVEL (OPTION B)                                              FEMALE PREFERRED NONSMOKER AGE 35
                                                                                      ANNUAL PREMIUM = $2,000


FOR SEPARATE ACCOUNT ELEVEN A HYPOTHETICAL GROSS ANNUAL RATE OF RETURN OF 0.00% (NET RATE OF -1.33%)

                                              ASSUMING CURRENT CHARGES          ASSUMING GUARANTEED CHARGES
                                              ------------------------          ---------------------------
 END                              PREMIUM     CASH                              CASH
 OF                      ANNUAL    ACCUM    SURRENDER    CASH      DEATH      SURRENDER      CASH      DEATH
YEAR     AGE       AGE   PAYMENT    @ 5%      VALUE      VALUE    BENEFIT       VALUE        VALUE    BENEFIT
-------------------------------------------------------------------------------------------------------------
  1      35        35     2,000     2,100       952      1,245    251,245          952       1,245    251,245
  2      36        36     2,000     4,305     2,468      2,761    252,761        2,468       2,761    252,761
  3      37        37     2,000     6,620     3,964      4,257    254,257        3,964       4,257    254,257
  4      38        38     2,000     9,051     5,438      5,731    255,731        5,438       5,731    255,731
  5      39        39     2,000    11,604     6,890      7,182    257,182        6,890       7,182    257,182
  6      40        40     2,000    14,284     8,352      8,612    258,612        8,352       8,612    258,612
  7      41        41     2,000    17,098     9,823     10,018    260,018        9,823      10,018    260,018
  8      42        42     2,000    20,053    11,272     11,402    261,402       11,272      11,402    261,402
  9      43        43     2,000    23,156    12,702     12,767    262,767       12,698      12,763    262,763
 10      44        44     2,000    26,414    14,111     14,111    264,111       14,099      14,099    264,099
 11      45        45     2,000    29,834    15,712     15,712    265,712       15,688      15,688    265,688
 12      46        46     2,000    33,426    17,294     17,294    267,294       17,251      17,251    267,251
 13      47        47     2,000    37,197    18,757     18,757    268,857       18,784      18,784    268,784
 14      48        48     2,000    41,157    20,396     20,396    270,396       20,288      20,288    270,288
 15      49        49     2,000    45,315    21,916     21,916    271,916       21,762      21,762    271,762
 16      50        50     2,000    49,681    23,414     23,414    273,414       23,202      23,202    273,202
 17      51        51     2,000    54,265    24,890     24,890    274,890       24,608      24,608    274,608
 18      52        52     2,000    59,078    26,344     26,344    276,344       25,974      25,974    275,974
 19      53        53     2,000    64,132    27,776     27,776    277,776       27,298      27,298    277,298
 20      54        54     2,000    69,439    29,187     29,187    279,187       28,577      28,577    278,577
 21      55        55     2,000    75,010    30,603     30,603    280,603       29,833      29,833    279,833
 22      56        56     2,000    80,861    31,996     31,996    281,996       31,035      31,035    281,035
 23      57        57     2,000    87,004    33,366     33,366    283,366       32,174      32,174    282,174
 24      58        58     2,000    93,454    34,710     34,710    284,710       33,246      33,246    283,246
 25      59        59     2,000   100,227    36,022     36,022    286,022       34,243      34,243    284,243
 26      60        60     2,000   107,338    37,305     37,305    287,305       35,153      35,153    285,153
 27      61        61     2,000   114,805    38,550     38,550    288,550       35,963      35,963    285,963
 28      62        62     2,000   122,645    39,759     39,759    289,759       36,656      36,656    286,656
 29      63        63     2,000   130,878    40,923     40,923    290,923       37,206      37,206    287,206
 30      64        64     2,000   139,522    42,040     42,040    292,040       37,585      37,585    287,585


CURRENT VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF
INSURANCE RATES FOR THE EXACT COMBINATION OF PREMIUMS AND BENEFITS
SHOWN.

GUARANTEED VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES.

THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE IS ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICY OWNER AND THE INVESTMENT RESULTS OF THE FUNDS SELECTED. THE CASH VALUE, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, WALNUT STREET SECURITIES, THE FUNDS, OR ANY REPRESENTATIVE THEREOF, THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATED VALUES SHOWN ABOVE ARE AS OF THE END OF THE POLICY YEARS INDICATED AND ASSUME ANY ADDITIONAL PREMIUMS SHOWN ARE RECEIVED ON THE POLICY ANNIVERSARIES. ILLUSTRATED VALUES ASSUME ALL PREMIUM TAXES ARE PAID BY THE COMPANY.

                                   GENERAL AMERICAN LIFE INSURANCE COMPANY
                                  FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE


POLICY FACE AMOUNT: $250,000                                                 MALE PREFERRED NONSMOKER AGE 35
DEATH BENEFIT LEVEL (OPTION B)                                              EMALE PREFERRED NONSMOKER AGE 35
                                                                                     ANNUAL PREMIUM = $2,000


FOR SEPARATE ACCOUNT ELEVEN A HYPOTHETICAL GROSS ANNUAL RATE OF RETURN OF 6.00% (NET RATE OF 4.67%)

                                              ASSUMING CURRENT CHARGES          ASSUMING GUARANTEED CHARGES
                                              ------------------------          ---------------------------
 END                              PREMIUM     CASH                              CASH
 OF                      ANNUAL    ACCUM    SURRENDER    CASH      DEATH      SURRENDER      CASH      DEATH
YEAR     AGE       AGE   PAYMENT    @ 5%      VALUE      VALUE    BENEFIT       VALUE        VALUE    BENEFIT
-------------------------------------------------------------------------------------------------------------

  1      35        35     2,000     2,100     1,042      1,334    251,334        1,042       1,334    251,334
  2      36        36     2,000     4,305     2,738      3,030    253,030        2,738       3,030    253,030
  3      37        37     2,000     6,620     4,513      4,806    254,806        4,513       4,806    254,806
  4      38        38     2,000     9,051     6,369      6,661    256,661        6,369       6,661    256,661
  5      39        39     2,000    11,604     8,308      8,601    258,601        8,308       8,601    258,601
  6      40        40     2,000    14,284    10,369     10,629    260,629       10,369      10,629    260,629
  7      41        41     2,000    17,098    12,551     12,746    262,746       12,551      12,746    262,746
  8      42        42     2,000    20,053    14,829     14,959    264,959       14,829      14,959    264,959
  9      43        43     2,000    23,156    17,210     17,275    267,275       17,206      17,271    267,271
 10      44        44     2,000    26,414    19,696     19,696    269,696       19,683      19,683    269,683
 11      45        45     2,000    29,834    22,521     22,521    272,521       22,495      22,495    272,495
 12      46        46     2,000    33,426    25,481     25,481    275,481       25,433      25,433    275,433
 13      47        47     2,000    37,197    28,582     28,582    278,582       28,501      28,501    278,501
 14      48        48     2,000    41,157    31,827     31,827    281,827       31,705      31,705    281,705
 15      49        49     2,000    45,315    35,226     35,226    285,226       35,050      35,050    285,050
 16      50        50     2,000    49,681    38,785     38,785    288,785       38,538      38,538    288,538
 17      51        51     2,000    54,265    42,509     42,509    292,509       42,175      42,175    292,175
 18      52        52     2,000    59,078    46,406     46,406    296,406       45,962      45,962    295,962
 19      53        53     2,000    64,132    50,486     50,486    300,486       49,905      49,905    299,905
 20      54        54     2,000    69,439    54,756     54,756    304,756       54,005      54,005    304,005
 21      55        55     2,000    75,010    59,278     59,278    309,278       58,318      58,318    308,318
 22      56        56     2,000    80,861    64,013     64,013    314,013       62,800      62,800    312,800
 23      57        57     2,000    87,004    68,972     68,972    318,972       67,450      67,450    317,450
 24      58        58     2,000    93,454    74,159     74,159    324,159       72,269      72,269    322,269
 25      59        59     2,000   100,227    79,584     79,584    329,584       77,260      77,260    327,260
 26      60        60     2,000   107,338    85,257     85,257    335,257       82,414      82,414    332,414
 27      61        61     2,000   114,805    91,183     91,183    341,183       87,728      87,728    337,728
 28      62        62     2,000   122,645    97,374     97,374    347,374       93,188      93,188    343,188
 29      63        63     2,000   130,878   103,835    103,835    353,835       98,776      98,776    348,776
 30      64        64     2,000   139,522   110,576    110,576    360,576      104,465     104,465    354,465

CURRENT VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF
INSURANCE RATES FOR THE EXACT COMBINATION OF PREMIUMS AND BENEFITS
SHOWN.

GUARANTEED VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES.

THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE IS ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICY OWNER AND THE INVESTMENT RESULTS OF THE FUNDS SELECTED. THE CASH VALUE, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, WALNUT STREET SECURITIES, THE FUNDS, OR ANY REPRESENTATIVE THEREOF, THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATED VALUES SHOWN ABOVE ARE AS OF THE END OF THE POLICY YEARS INDICATED AND ASSUME ANY ADDITIONAL PREMIUMS SHOWN ARE RECEIVED ON THE POLICY ANNIVERSARIES. ILLUSTRATED VALUES ASSUME ALL PREMIUM TAXES ARE PAID BY THE COMPANY.

                                  GENERAL AMERICAN LIFE INSURANCE COMPANY
                                  FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE


POLICY FACE AMOUNT: $250,000                                                  MALE PREFERRED NONSMOKER AGE 35
DEATH BENEFIT LEVEL (OPTION B)                                              FEMALE PREFERRED NONSMOKER AGE 35
                                                                                      ANNUAL PREMIUM = $2,000


FOR SEPARATE ACCOUNT ELEVEN A HYPOTHETICAL GROSS ANNUAL RATE OF RETURN OF 12.00% (NET RATE OF 10.67%)

                                              ASSUMING CURRENT CHARGES          ASSUMING GUARANTEED CHARGES
                                              ------------------------          ---------------------------
 END                              PREMIUM     CASH                              CASH
 OF                      ANNUAL    ACCUM    SURRENDER    CASH      DEATH      SURRENDER      CASH      DEATH
YEAR     AGE       AGE   PAYMENT    @ 5%      VALUE      VALUE    BENEFIT       VALUE        VALUE    BENEFIT
-------------------------------------------------------------------------------------------------------------
  1      35        35     2,000     2,100     1,132      1,424    251,424        1,132       1,424    251,424
  2      36        36     2,000     4,305     3,019      3,311    253,311        3,019       3,311    253,311
  3      37        37     2,000     6,620     5,107      5,399    255,399        5,107       5,399    255,399
  4      38        38     2,000     9,051     7,415      7,708    257,708        7,415       7,708    257,708
  5      39        39     2,000    11,604     9,967     10,260    260,260        9,967      10,260    260,260
  6      40        40     2,000    14,284    12,821     13,081    263,081       12,821      13,081    263,081
  7      41        41     2,000    17,098    16,004     16,199    266,199       16,004      16,199    266,199
  8      42        42     2,000    20,053    19,516     19,646    269,646       19,516      19,646    269,646
  9      43        43     2,000    23,156    23,395     23,460    273,460       23,391      23,456    273,456
 10      44        44     2,000    26,414    27,677     27,677    277,677       27,664      27,664    277,664
 11      45        45     2,000    29,834    32,654     32,654    282,654       32,627      32,627    282,627
 12      46        46     2,000    33,426    38,168     38,168    288,168       38,116      38,116    288,116
 13      47        47     2,000    37,197    44,275     44,275    294,275       44,185      44,185    294,185
 14      48        48     2,000    41,157    51,035     51,035    301,035       50,898      50,898    300,898
 15      49        49     2,000    45,315    58,523     58,523    308,523       58,320      58,320    308,320
 16      50        50     2,000    49,681    66,814     66,814    316,814       66,526      66,526    316,526
 17      51        51     2,000    54,265    75,994     75,994    325,994       75,597      75,597    325,597
 18      52        52     2,000    59,078    86,158     86,158    336,158       85,622      85,622    335,622
 19      53        53     2,000    64,132    97,413     97,413    347,413       96,700      96,700    346,700
 20      54        54     2,000    69,439   109,876    109,876    359,876      108,940     108,940    358,940
 21      55        55     2,000    75,010   123,786    123,786    373,786      122,569     122,569    372,569
 22      56        56     2,000    80,861   139,198    139,198    389,198      137,637     137,637    387,637
 23      57        57     2,000    87,004   156,279    156,279    406,279      154,291     154,291    404,291
 24      58        58     2,000    93,454   175,204    175,204    425,204      172,698     172,698    422,698
 25      59        59     2,000   100,227   196,170    196,170    446,170      193,039     193,039    443,039
 26      60        60     2,000   107,338   219,399    219,399    469,399      215,511     215,511    465,511
 27      61        61     2,000   114,805   245,129    245,129    495,129      240,330     240,330    490,330
 28      62        62     2,000   122,645   273,632    273,632    523,632      267,732     267,732    517,732
 29      63        63     2,000   130,878   305,201    305,201    555,201      297,971     297,971    547,971
 30      64        64     2,000   139,522   340,165    340,165    590,165      331,321     331,321    581,321


CURRENT VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF
INSURANCE RATES FOR THE EXACT COMBINATION OF PREMIUMS AND BENEFITS
SHOWN.

GUARANTEED VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES.

THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE IS ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICY OWNER AND THE INVESTMENT RESULTS OF THE FUNDS SELECTED. THE CASH VALUE, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, WALNUT STREET SECURITIES, THE FUNDS, OR ANY REPRESENTATIVE THEREOF, THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATED VALUES SHOWN ABOVE ARE AS OF THE END OF THE POLICY YEARS INDICATED AND ASSUME ANY ADDITIONAL PREMIUMS SHOWN ARE RECEIVED ON THE POLICY ANNIVERSARIES. ILLUSTRATED VALUES ASSUME ALL PREMIUM TAXES ARE PAID BY THE COMPANY.

                                   GENERAL AMERICAN LIFE INSURANCE COMPANY
                                  FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE


POLICY FACE AMOUNT: $250,000                                                  MALE PREFERRED NONSMOKER AGE 35
DEATH BENEFIT LEVEL (OPTION C)                                              FEMALE PREFERRED NONSMOKER AGE 35
                                                                                      ANNUAL PREMIUM = $2,000


FOR SEPARATE ACCOUNT ELEVEN A HYPOTHETICAL GROSS ANNUAL RATE OF RETURN OF 0.00% (NET RATE OF -1.33%)

                                              ASSUMING CURRENT CHARGES          ASSUMING GUARANTEED CHARGES
                                              ------------------------          ---------------------------
 END                              PREMIUM     CASH                              CASH
 OF                      ANNUAL    ACCUM    SURRENDER    CASH      DEATH      SURRENDER      CASH      DEATH
YEAR     AGE       AGE   PAYMENT    @ 5%      VALUE      VALUE    BENEFIT       VALUE        VALUE    BENEFIT
-------------------------------------------------------------------------------------------------------------
  1      35        35     2,000     2,100       952      1,245    250,000          952       1,245    250,000
  2      36        36     2,000     4,305     2,468      2,761    250,000        2,468       2,761    250,000
  3      37        37     2,000     6,620     3,964      4,257    250,000        3,964       4,257    250,000
  4      38        38     2,000     9,051     5,438      5,731    250,000        5,438       5,731    250,000
  5      39        39     2,000    11,604     6,890      7,182    250,000        6,890       7,182    250,000
  6      40        40     2,000    14,284     8,353      8,613    250,000        8,353       8,613    250,000
  7      41        41     2,000    17,098     9,824     10,019    250,000        9,824      10,019    250,000
  8      42        42     2,000    20,053    11,274     11,404    250,000       11,274      11,404    250,000
  9      43        43     2,000    23,156    12,705     12,770    250,000       12,702      12,767    250,000
 10      44        44     2,000    26,414    14,115     14,115    250,000       14,104      14,104    250,000
 11      45        45     2,000    29,834    15,718     15,718    250,000       15,695      15,695    250,000
 12      46        46     2,000    33,426    17,301     17,301    250,000       17,261      17,261    250,000
 13      47        47     2,000    37,197    18,866     18,866    250,000       18,798      18,798    250,000
 14      48        48     2,000    41,157    20,407     20,407    250,000       20,307      20,307    250,000
 15      49        49     2,000    45,315    21,929     21,929    250,000       21,787      21,787    250,000
 16      50        50     2,000    49,681    23,430     23,430    250,000       23,235      23,235    250,000
 17      51        51     2,000    54,265    24,909     24,909    250,000       24,651      24,651    250,000
 18      52        52     2,000    59,078    26,366     26,366    250,000       26,030      26,030    250,000
 19      53        53     2,000    64,132    27,802     27,802    250,000       27,371      27,371    250,000
 20      54        54     2,000    69,439    29,218     29,218    250,000       28,669      28,669    250,000
 21      55        55     2,000    75,010    30,641     30,641    250,000       29,951      29,951    250,000
 22      56        56     2,000    80,861    32,041     32,041    250,000       31,185      31,185    250,000
 23      57        57     2,000    87,004    33,420     33,420    250,000       32,363      32,363    250,000
 24      58        58     2,000    93,454    34,774     34,774    250,000       33,481      33,481    250,000
 25      59        59     2,000   100,227    36,099     36,099    250,000       34,536      34,536    250,000
 26      60        60     2,000   107,338    37,397     37,397    250,000       35,515      35,515    250,000
 27      61        61     2,000   114,805    38,662     38,662    250,000       36,409      36,409    250,000
 28      62        62     2,000   122,645    39,895     39,895    250,000       37,202      37,202    250,000
 29      63        63     2,000   130,878    41,088     41,088    250,000       37,875      37,875    250,000
 30      64        64     2,000   139,522    42,241     42,241    250,000       38,403      38,403    250,000


CURRENT VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF
INSURANCE RATES FOR THE EXACT COMBINATION OF PREMIUMS AND BENEFITS
SHOWN.

GUARANTEED VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES.

THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE IS ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICY OWNER AND THE INVESTMENT RESULTS OF THE FUNDS SELECTED. THE CASH VALUE, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, WALNUT STREET SECURITIES, THE FUNDS, OR ANY REPRESENTATIVE THEREOF, THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATED VALUES SHOWN ABOVE ARE AS OF THE END OF THE POLICY YEARS INDICATED AND ASSUME ANY ADDITIONAL PREMIUMS SHOWN ARE RECEIVED ON THE POLICY ANNIVERSARIES. ILLUSTRATED VALUES ASSUME ALL PREMIUM TAXES ARE PAID BY THE COMPANY.

                                   GENERAL AMERICAN LIFE INSURANCE COMPANY
                                  FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE


POLICY FACE AMOUNT: $250,000                                                  MALE PREFERRED NONSMOKER AGE 35
DEATH BENEFIT LEVEL (OPTION C)                                              FEMALE PREFERRED NONSMOKER AGE 35
                                                                                      ANNUAL PREMIUM = $2,000


FOR SEPARATE ACCOUNT ELEVEN A HYPOTHETICAL GROSS ANNUAL RATE OF RETURN OF 6.00% (NET RATE OF 4.67%)

                                              ASSUMING CURRENT CHARGES          ASSUMING GUARANTEED CHARGES
                                              ------------------------          ---------------------------
 END                              PREMIUM     CASH                              CASH
 OF                      ANNUAL    ACCUM    SURRENDER    CASH      DEATH      SURRENDER      CASH      DEATH
YEAR     AGE       AGE   PAYMENT    @ 5%      VALUE      VALUE    BENEFIT       VALUE        VALUE    BENEFIT
-------------------------------------------------------------------------------------------------------------
  1      35        35     2,000     2,100     1,042      1,334    250,000        1,042       1,334    250,000
  2      36        36     2,000     4,305     2,738      3,030    250,000        2,738       3,030    250,000
  3      37        37     2,000     6,620     4,513      4,806    250,000        4,513       4,806    250,000
  4      38        38     2,000     9,051     6,369      6,661    250,000        6,369       6,661    250,000
  5      39        39     2,000    11,604     8,309      8,601    250,000        8,309       8,601    250,000
  6      40        40     2,000    14,284    10,369     10,629    250,000       10,369      10,629    250,000
  7      41        41     2,000    17,098    12,552     12,747    250,000       12,552      12,747    250,000
  8      42        42     2,000    20,053    14,832     14,962    250,000       14,832      14,962    250,000
  9      43        43     2,000    23,156    17,279     17,279    250,000       17,211      17,276    250,000
 10      44        44     2,000    26,414    19,702     19,702    250,000       19,690      19,690    250,000
 11      45        45     2,000    29,834    22,529     22,529    250,000       22,506      22,506    250,000
 12      46        46     2,000    33,426    25,492     25,492    250,000       25,449      25,449    250,000
 13      47        47     2,000    37,197    28,596     28,596    250,000       28,523      28,523    250,000
 14      48        48     2,000    41,157    31,845     31,845    250,000       31,736      31,736    250,000
 15      49        49     2,000    45,315    35,249     35,249    250,000       35,092      35,092    250,000
 16      50        50     2,000    49,681    38,813     38,813    250,000       38,597      38,597    250,000
 17      51        51     2,000    54,265    42,544     42,544    250,000       42,255      42,255    250,000
 18      52        52     2,000    59,078    46,450     46,450    250,000       46,070      46,070    250,000
 19      53        53     2,000    64,132    50,540     50,540    250,000       50,048      50,048    250,000
 20      54        54     2,000    69,439    54,823     54,823    250,000       54,195      54,195    250,000
 21      55        55     2,000    75,010    59,361     59,361    250,000       58,570      58,570    250,000
 22      56        56     2,000    80,861    64,116     64,116    250,000       63,130      63,130    250,000
 23      57        57     2,000    87,004    69,098     69,098    250,000       67,881      67,881    250,000
 24      58        58     2,000    93,454    74,315     74,315    250,000       72,828      72,828    250,000
 25      59        59     2,000   100,227    79,778     79,778    250,000       77,980      77,980    250,000
 26      60        60     2,000   107,338    85,498     85,498    250,000       83,338      83,338    250,000
 27      61        61     2,000   114,805    91,484     91,484    250,000       88,909      88,909    250,000
 28      62        62     2,000   122,645    97,751     97,751    250,000       94,695      94,695    250,000
 29      63        63     2,000   130,878   104,309    104,309    250,000      100,695     100,695    250,000
 30      64        64     2,000   139,522   111,171    111,171    250,000      106,910     106,910    250,000


CURRENT VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF
INSURANCE RATES FOR THE EXACT COMBINATION OF PREMIUMS AND BENEFITS
SHOWN.

GUARANTEED VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES.

THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE IS ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICY OWNER AND THE INVESTMENT RESULTS OF THE FUNDS SELECTED. THE CASH VALUE, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, WALNUT STREET SECURITIES, THE FUNDS, OR ANY REPRESENTATIVE THEREOF, THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATED VALUES SHOWN ABOVE ARE AS OF THE END OF THE POLICY YEARS INDICATED AND ASSUME ANY ADDITIONAL PREMIUMS SHOWN ARE RECEIVED ON THE POLICY ANNIVERSARIES. ILLUSTRATED VALUES ASSUME ALL PREMIUM TAXES ARE PAID BY THE COMPANY.

                                   GENERAL AMERICAN LIFE INSURANCE COMPANY
                                  FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE


POLICY FACE AMOUNT: $250,000                                                  MALE PREFERRED NONSMOKER AGE 35
DEATH BENEFIT LEVEL (OPTION C)                                              FEMALE PREFERRED NONSMOKER AGE 35
                                                                                      ANNUAL PREMIUM = $2,000


FOR SEPARATE ACCOUNT ELEVEN A HYPOTHETICAL GROSS ANNUAL RATE OF RETURN OF 12.00% (NET RATE OF 10.67%)

                                              ASSUMING CURRENT CHARGES          ASSUMING GUARANTEED CHARGES
                                              ------------------------          ---------------------------
 END                              PREMIUM     CASH                              CASH
 OF                      ANNUAL    ACCUM    SURRENDER    CASH      DEATH      SURRENDER      CASH      DEATH
YEAR     AGE       AGE   PAYMENT    @ 5%      VALUE      VALUE    BENEFIT       VALUE        VALUE    BENEFIT
-------------------------------------------------------------------------------------------------------------
  1      35        35     2,000     2,100     1,132      1,424    250,000        1,132       1,424    250,000
  2      36        36     2,000     4,305     3,019      3,311    250,000        3,019       3,311    250,000
  3      37        37     2,000     6,620     5,107      5,399    250,000        5,107       5,399    250,000
  4      38        38     2,000     9,051     7,415      7,708    250,000        7,415       7,708    250,000
  5      39        39     2,000    11,604     9,968     10,260    250,000        9,968      10,260    250,000
  6      40        40     2,000    14,284    12,822     13,082    250,000       12,822      13,082    250,000
  7      41        41     2,000    17,098    16,006     16,201    250,000       16,006      16,201    250,000
  8      42        42     2,000    20,053    19,520     19,650    250,000       19,520      19,650    250,000
  9      43        43     2,000    23,156    23,401     23,466    250,000       23,397      23,462    250,000
 10      44        44     2,000    26,414    27,686     27,686    250,000       27,675      27,675    250,000
 11      45        45     2,000    29,834    32,667     32,667    250,000       32,643      32,643    250,000
 12      46        46     2,000    33,426    38,185     38,185    250,000       38,140      38,140    250,000
 13      47        47     2,000    37,197    44,297     44,297    250,000       44,221      44,221    250,000
 14      48        48     2,000    41,157    51,065     51,065    250,000       50,950      50,950    250,000
 15      49        49     2,000    45,315    58,563     58,563    250,000       58,395      58,395    250,000
 16      50        50     2,000    49,681    66,866     66,866    250,000       66,633      66,633    250,000
 17      51        51     2,000    54,265    76,062     76,062    265,455       75,747      75,747    264,357
 18      52        52     2,000    59,078    86,242     86,242    289,714       85,819      85,819    288,293
 19      53        53     2,000    64,132    97,514     97,514    315,350       96,947      96,947    313,518
 20      54        54     2,000    69,439   109,993    109,993    342,486      109,237     109,237    340,132
 21      55        55     2,000    75,010   123,919    123,919    371,570      122,914     122,914    368,558
 22      56        56     2,000    80,861   139,346    139,346    402,445      138,023     138,023    398,623
 23      57        57     2,000    87,004   156,438    156,438    435,274      154,702     154,702    430,443
 24      58        58     2,000    93,454   175,371    175,371    470,204      173,111     173,111    464,146
 25      59        59     2,000   100,227   196,336    196,336    507,372      193,422     193,422    499,841
 26      60        60     2,000   107,338   219,555    219,555    546,999      215,814     215,814    537,680
 27      61        61     2,000   114,805   245,258    245,258    589,258      240,487     240,487    577,795
 28      62        62     2,000   122,645   273,714    273,714    634,386      267,650     267,650    620,332
 29      63        63     2,000   130,878   305,205    305,205    682,622      297,522     297,522    665,438
 30      64        64     2,000   139,522   340,053    340,053    734,243      330,334     330,334    713,256


CURRENT VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF
INSURANCE RATES FOR THE EXACT COMBINATION OF PREMIUMS AND BENEFITS
SHOWN.

GUARANTEED VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES.

THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE IS ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICY OWNER AND THE INVESTMENT RESULTS OF THE FUNDS SELECTED. THE CASH VALUE, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, WALNUT STREET SECURITIES, THE FUNDS, OR ANY REPRESENTATIVE THEREOF, THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATED VALUES SHOWN ABOVE ARE AS OF THE END OF THE POLICY YEARS INDICATED AND ASSUME ANY ADDITIONAL PREMIUMS SHOWN ARE RECEIVED ON THE POLICY ANNIVERSARIES. ILLUSTRATED VALUES ASSUME ALL PREMIUM TAXES ARE PAID BY THE COMPANY.

                                  GENERAL AMERICAN LIFE INSURANCE COMPANY
                      FLEXIBLE PREMIUM JOINT AND LAST SURVIVOR VARIABLE LIFE INSURANCE


POLICY FACE AMOUNT: $250,000                                                  MALE PREFERRED NONSMOKER AGE 50
DEATH BENEFIT LEVEL (OPTION A)                                              FEMALE PREFERRED NONSMOKER AGE 50
                                                                                      ANNUAL PREMIUM = $4,000


FOR SEPARATE ACCOUNT ELEVEN A HYPOTHETICAL GROSS ANNUAL RATE OF RETURN OF 0.00% (NET RATE OF -1.33%)


                                              ASSUMING CURRENT CHARGES          ASSUMING GUARANTEED CHARGES
                                              ------------------------          ---------------------------
 END                              PREMIUM     CASH                              CASH
 OF                      ANNUAL    ACCUM    SURRENDER    CASH      DEATH      SURRENDER      CASH      DEATH
YEAR     AGE       AGE   PAYMENT    @ 5%      VALUE      VALUE    BENEFIT       VALUE        VALUE    BENEFIT
-------------------------------------------------------------------------------------------------------------
  1      50        50     4,000     4,200     2,147      2,822    250,000        2,147       2,822    250,000
  2      51        51     4,000     8,610     5,294      5,969    250,000        5,294       5,969    250,000
  3      52        52     4,000    13,241     8,398      9,073    250,000        8,385       9,060    250,000
  4      53        53     4,000    18,103    11,458     12,133    250,000       11,419      12,094    250,000
  5      54        54     4,000    23,208    14,477     15,152    250,000       14,393      15,068    250,000
  6      55        55     4,000    28,568    17,528     18,128    250,000       17,377      17,977    250,000
  7      56        56     4,000    34,196    20,614     21,064    250,000       20,367      20,817    250,000
  8      57        57     4,000    40,106    23,656     23,956    250,000       23,285      23,585    250,000
  9      58        58     4,000    46,312    26,655     26,805    250,000       26,126      26,276    250,000
 10      59        59     4,000    52,827    29,610     29,610    250,000       28,886      28,886    250,000
 11      60        60     4,000    59,669    32,866     32,866    250,000       31,899      31,899    250,000
 12      61        61     4,000    66,852    36,071     36,071    250,000       34,812      34,812    250,000
 13      62        62     4,000    74,395    39,227     39,227    250,000       37,609      37,609    250,000
 14      63        63     4,000    82,314    42,326     42,326    250,000       40,277      40,277    250,000
 15      64        64     4,000    90,630    45,370     45,370    250,000       42,794      42,794    250,000
 16      65        65     4,000    99,361    48,335     48,335    250,000       45,138      45,138    250,000
 17      66        66     4,000   108,530    51,233     51,233    250,000       47,290      47,290    250,000
 18      67        67     4,000   118,156    54,056     54,056    250,000       49,228      49,228    250,000
 19      68        68     4,000   128,264    56,798     56,798    250,000       50,928      50,928    250,000
 20      69        69     4,000   138,877    59,449     59,449    250,000       52,361      52,361    250,000
 21      70        70     4,000   150,021    62,065     62,065    250,000       53,539      53,539    250,000
 22      71        71     4,000   161,722    64,572     64,572    250,000       54,334      54,334    250,000
 23      72        72     4,000   174,008    66,955     66,955    250,000       54,701      54,701    250,000
 24      73        73     4,000   186,908    69,196     69,196    250,000       54,525      54,525    250,000
 25      74        74     4,000   200,454    71,273     71,273    250,000       53,687      53,687    250,000
 26      75        75     4,000   214,677    73,159     73,159    250,000       52,062      52,062    250,000
 27      76        76     4,000   229,610    74,819     74,819    250,000       49,511      49,511    250,000
 28      77        77     4,000   245,291    76,213     76,213    250,000       45,877      45,877    250,000
 29      78        78     4,000   261,755    77,289     77,289    250,000       40,978      40,978    250,000
 30      79        79     4,000   279,043    77,990     77,990    250,000       34,581      34,581    250,000


CURRENT VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF
INSURANCE RATES FOR THE EXACT COMBINATION OF PREMIUMS AND BENEFITS
SHOWN.

GUARANTEED VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES.

THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE IS ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICY OWNER AND THE INVESTMENT RESULTS OF THE FUNDS SELECTED. THE CASH VALUE, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, WALNUT STREET SECURITIES, THE FUNDS, OR ANY REPRESENTATIVE THEREOF, THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATED VALUES SHOWN ABOVE ARE AS OF THE END OF THE POLICY YEARS INDICATED AND ASSUME ANY ADDITIONAL PREMIUMS SHOWN ARE RECEIVED ON THE POLICY ANNIVERSARIES. ILLUSTRATED VALUES ASSUME ALL PREMIUM TAXES ARE PAID BY THE COMPANY.

                                   GENERAL AMERICAN LIFE INSURANCE COMPANY
                      FLEXIBLE PREMIUM JOINT AND LAST SURVIVOR VARIABLE LIFE INSURANCE


POLICY FACE AMOUNT: $250,000                                                  MALE PREFERRED NONSMOKER AGE 50
DEATH BENEFIT LEVEL (OPTION A)                                              FEMALE PREFERRED NONSMOKER AGE 50
                                                                                      ANNUAL PREMIUM = $4,000


FOR SEPARATE ACCOUNT ELEVEN A HYPOTHETICAL GROSS ANNUAL RATE OF RETURN OF 6.00% (NET RATE OF 4.67%)


                                              ASSUMING CURRENT CHARGES          ASSUMING GUARANTEED CHARGES
                                              ------------------------          ---------------------------
 END                              PREMIUM     CASH                              CASH
 OF                      ANNUAL    ACCUM    SURRENDER    CASH      DEATH      SURRENDER      CASH      DEATH
YEAR     AGE       AGE   PAYMENT    @ 5%      VALUE      VALUE    BENEFIT       VALUE        VALUE    BENEFIT
-------------------------------------------------------------------------------------------------------------
  1      50        50     4,000     4,200     2,337      3,012    250,000        2,337       3,012    250,000
  2      51        51     4,000     8,610     5,868      6,543    250,000        5,868       6,543    250,000
  3      52        52     4,000    13,241     9,563     10,238    250,000        9,550      10,225    250,000
  4      53        53     4,000    18,103    13,427     14,102    250,000       13,387      14,062    250,000
  5      54        54     4,000    23,208    17,473     18,148    250,000       17,382      18,057    250,000
  6      55        55     4,000    28,568    21,778     22,378    250,000       21,615      22,215    250,000
  7      56        56     4,000    34,196    26,357     26,807    250,000       26,087      26,537    250,000
  8      57        57     4,000    40,106    31,136     31,436    250,000       30,727      31,027    250,000
  9      58        58     4,000    46,312    36,129     36,279    250,000       35,538      35,688    250,000
 10      59        59     4,000    52,827    41,342     41,342    250,000       40,524      40,524    250,000
 11      60        60     4,000    59,669    47,160     47,160    250,000       46,059      46,059    250,000
 12      61        61     4,000    66,852    53,245     53,245    250,000       51,801      51,801    250,000
 13      62        62     4,000    74,395    59,614     59,614    250,000       57,748      57,748    250,000
 14      63        63     4,000    82,314    66,270     66,270    250,000       63,897      63,897    250,000
 15      64        64     4,000    90,630    73,231     73,231    250,000       70,244      70,244    250,000
 16      65        65     4,000    99,361    80,489     80,489    250,000       76,783      76,783    250,000
 17      66        66     4,000   108,530    88,071     88,071    250,000       83,512      83,512    250,000
 18      67        67     4,000   118,156    95,987     95,987    250,000       90,432      90,432    250,000
 19      68        68     4,000   128,264   104,251    104,251    250,000       97,542      97,542    250,000
 20      69        69     4,000   138,877   112,875    112,875    250,000      104,845     104,845    250,000
 21      70        70     4,000   150,021   121,991    121,991    250,000      112,444     112,444    250,000
 22      71        71     4,000   161,722   131,513    131,513    250,000      120,223     120,223    250,000
 23      72        72     4,000   174,008   141,460    141,460    250,000      128,196     128,196    250,000
 24      73        73     4,000   186,908   151,852    151,852    250,000      136,338     136,338    250,000
 25      74        74     4,000   200,454   162,715    162,715    250,000      144,644     144,644    250,000
 26      75        75     4,000   214,677   174,076    174,076    250,000      153,123     153,123    250,000
 27      76        76     4,000   229,610   185,971    185,971    250,000      161,805     161,805    250,000
 28      77        77     4,000   245,291   198,445    198,445    250,000      170,739     170,739    250,000
 29      78        78     4,000   261,755   211,554    211,554    250,000      179,999     179,999    250,000
 30      79        79     4,000   279,043   225,377    225,377    250,000      189,682     189,682    250,000


CURRENT VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF
INSURANCE RATES FOR THE EXACT COMBINATION OF PREMIUMS AND BENEFITS
SHOWN.

GUARANTEED VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES.

THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE IS ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICY OWNER AND THE INVESTMENT RESULTS OF THE FUNDS SELECTED. THE CASH VALUE, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, WALNUT STREET SECURITIES, THE FUNDS, OR ANY REPRESENTATIVE THEREOF, THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATED VALUES SHOWN ABOVE ARE AS OF THE END OF THE POLICY YEARS INDICATED AND ASSUME ANY ADDITIONAL PREMIUMS SHOWN ARE RECEIVED ON THE POLICY ANNIVERSARIES. ILLUSTRATED VALUES ASSUME ALL PREMIUM TAXES ARE PAID BY THE COMPANY.

                                   GENERAL AMERICAN LIFE INSURANCE COMPANY
                      FLEXIBLE PREMIUM JOINT AND LAST SURVIVOR VARIABLE LIFE INSURANCE


POLICY FACE AMOUNT: $250,000                                                  MALE PREFERRED NONSMOKER AGE 50
DEATH BENEFIT LEVEL (OPTION A)                                              FEMALE PREFERRED NONSMOKER AGE 50
                                                                                      ANNUAL PREMIUM = $4,000


FOR SEPARATE ACCOUNT ELEVEN A HYPOTHETICAL GROSS ANNUAL RATE OF RETURN OF 12.00% (NET RATE OF 10.67%)


                                              ASSUMING CURRENT CHARGES          ASSUMING GUARANTEED CHARGES
                                              ------------------------          ---------------------------
 END                              PREMIUM     CASH                              CASH
 OF                      ANNUAL    ACCUM    SURRENDER    CASH      DEATH      SURRENDER      CASH      DEATH
YEAR     AGE       AGE   PAYMENT    @ 5%      VALUE      VALUE    BENEFIT       VALUE        VALUE    BENEFIT
-------------------------------------------------------------------------------------------------------------
  1      50        50     4,000     4,200     2,527      3,202    250,000        2,527       3,202    250,000
  2      51        51     4,000     8,610     6,465      7,140    250,000        6,465       7,140    250,000
  3      52        52     4,000    13,241    10,823     11,498    250,000       10,809      11,484    250,000
  4      53        53     4,000    18,103    15,642     16,317    250,000       15,599      16,274    250,000
  5      54        54     4,000    23,208    20,976     21,651    250,000       20,880      21,555    250,000
  6      55        55     4,000    28,568    26,950     27,550    250,000       26,775      27,375    250,000
  7      56        56     4,000    34,196    33,630     34,080    250,000       33,336      33,786    250,000
  8      57        57     4,000    40,106    41,000     41,300    250,000       40,550      40,850    250,000
  9      58        58     4,000    46,312    49,139     49,289    250,000       48,482      48,632    250,000
 10      59        59     4,000    52,827    58,125     58,125    250,000       57,207      57,207    250,000
 11      60        60     4,000    59,669    68,459     68,459    250,000       67,213      67,213    250,000
 12      61        61     4,000    66,852    79,897     79,897    250,000       78,253      78,253    250,000
 13      62        62     4,000    74,395    92,563     92,563    250,000       90,433      90,433    250,000
 14      63        63     4,000    82,314   106,583    106,583    250,000      103,875     103,875    250,000
 15      64        64     4,000    90,630   122,107    122,107    250,000      118,715     118,715    250,000
 16      65        65     4,000    99,361   139,284    139,284    250,000      135,112     135,112    250,000
 17      66        66     4,000   108,530   158,307    158,307    250,000      153,251     153,251    250,000
 18      67        67     4,000   118,156   179,380    179,380    250,000      173,350     173,350    250,000
 19      68        68     4,000   128,264   202,732    202,732    250,000      195,666     195,666    250,000
 20      69        69     4,000   138,877   228,616    228,616    265,194      220,496     220,496    255,775
 21      70        70     4,000   150,021   257,506    257,506    296,131      248,216     248,216    285,449
 22      71        71     4,000   161,722   289,521    289,521    327,158      278,888     278,888    315,143
 23      72        72     4,000   174,008   325,000    325,000    360,750      312,838     312,838    347,250
 24      73        73     4,000   186,908   364,323    364,323    397,112      350,430     350,430    381,969
 25      74        74     4,000   200,454   407,913    407,913    436,467      392,084     392,084    419,530
 26      75        75     4,000   214,677   456,244    456,244    479,056      438,290     438,290    460,205
 27      76        76     4,000   229,610   509,781    509,781    535,270      489,344     489,344    513,811
 28      77        77     4,000   245,291   569,075    569,075    597,529      545,725     545,725    573,011
 29      78        78     4,000   261,755   634,728    634,728    666,464      607,953     607,953    638,351
 30      79        79     4,000   279,043   707,402    707,402    742,772      676,592     676,592    710,421


CURRENT VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF
INSURANCE RATES FOR THE EXACT COMBINATION OF PREMIUMS AND BENEFITS
SHOWN.

GUARANTEED VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES.

THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE IS ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICY OWNER AND THE INVESTMENT RESULTS OF THE FUNDS SELECTED. THE CASH VALUE, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, WALNUT STREET SECURITIES, THE FUNDS, OR ANY REPRESENTATIVE THEREOF, THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATED VALUES SHOWN ABOVE ARE AS OF THE END OF THE POLICY YEARS INDICATED AND ASSUME ANY ADDITIONAL PREMIUMS SHOWN ARE RECEIVED ON THE POLICY ANNIVERSARIES. ILLUSTRATED VALUES ASSUME ALL PREMIUM TAXES ARE PAID BY THE COMPANY.

                                   GENERAL AMERICAN LIFE INSURANCE COMPANY
                      FLEXIBLE PREMIUM JOINT AND LAST SURVIVOR VARIABLE LIFE INSURANCE


POLICY FACE AMOUNT: $250,000                                                 MALE PREFERRED NONSMOKER AGE 50
DEATH BENEFIT LEVEL (OPTION B)                                             FEMALE PREFERRED NONSMOKER AGE 50
                                                                                     ANNUAL PREMIUM = $4,000


FOR SEPARATE ACCOUNT ELEVEN A HYPOTHETICAL GROSS ANNUAL RATE OF RETURN OF 0.00% (NET RATE OF -1.33%)

                                              ASSUMING CURRENT CHARGES          ASSUMING GUARANTEED CHARGES
                                              ------------------------          ---------------------------
 END                              PREMIUM     CASH                              CASH
 OF                      ANNUAL    ACCUM    SURRENDER    CASH      DEATH      SURRENDER      CASH      DEATH
YEAR     AGE       AGE   PAYMENT    @ 5%      VALUE      VALUE    BENEFIT       VALUE        VALUE    BENEFIT
-------------------------------------------------------------------------------------------------------------
  1      50        50     4,000     4,200     2,147      2,822    252,822        2,147       2,822    252,822
  2      51        51     4,000     8,610     5,294      5,969    255,969        5,294       5,969    255,969
  3      52        52     4,000    13,241     8,397      9,072    259,072        8,383       9,058    259,058
  4      53        53     4,000    18,103    11,456     12,131    262,131       11,415      12,090    262,090
  5      54        54     4,000    23,208    14,474     15,149    265,149       14,384      15,059    265,059
  6      55        55     4,000    28,568    17,523     18,123    268,123       17,361      17,961    267,961
  7      56        56     4,000    34,196    20,607     21,057    271,057       20,340      20,790    270,790
  8      57        57     4,000    40,106    23,645     23,945    273,945       23,242      23,542    273,542
  9      58        58     4,000    46,312    26,640     26,790    276,790       26,060      26,210    276,210
 10      59        59     4,000    52,827    29,590     29,590    279,590       28,788      28,788    278,788
 11      60        60     4,000    59,669    32,840     32,840    282,840       31,759      31,759    281,759
 12      61        61     4,000    66,852    36,035     36,035    286,035       34,614      34,614    284,614
 13      62        62     4,000    74,395    39,179     39,179    289,179       37,334      37,334    287,334
 14      63        63     4,000    82,314    42,261     42,261    292,261       39,900      39,900    289,900
 15      64        64     4,000    90,630    45,283     45,283    295,283       42,284      42,284    292,284
 16      65        65     4,000    99,361    48,215     48,215    298,215       44,455      44,455    294,455
 17      66        66     4,000   108,530    51,068     51,068    301,068       46,387      46,387    296,387
 18      67        67     4,000   118,156    53,834     53,834    303,834       48,048      48,048    298,048
 19      68        68     4,000   128,264    56,502     56,502    306,502       49,404      49,404    299,404
 20      69        69     4,000   138,877    59,057     59,057    309,057       50,417      50,417    300,417
 21      70        70     4,000   150,021    61,549     61,549    311,549       51,082      51,082    301,082
 22      71        71     4,000   161,722    63,899     63,899    313,899       51,249      51,249    301,249
 23      72        72     4,000   174,008    66,083     66,083    316,083       50,865      50,865    300,865
 24      73        73     4,000   186,908    68,071     68,071    318,071       49,785      49,785    299,785
 25      74        74     4,000   200,454    69,832     69,832    319,832       47,870      47,870    297,870
 26      75        75     4,000   214,677    71,320     71,320    321,320       44,987      44,987    294,987
 27      76        76     4,000   229,610    72,485     72,485    322,485       41,001      41,001    291,001
 28      77        77     4,000   245,291    73,262     73,262    323,262       35,779      35,779    285,779
 29      78        78     4,000   261,755    73,572     73,572    323,572       29,192      29,192    279,192
 30      79        79     4,000   279,043    73,333     73,333    323,333       21,090      21,090    271,090



CURRENT VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF
INSURANCE RATES FOR THE EXACT COMBINATION OF PREMIUMS AND BENEFITS
SHOWN.

GUARANTEED VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES.

THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE IS ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICY OWNER AND THE INVESTMENT RESULTS OF THE FUNDS SELECTED. THE CASH VALUE, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, WALNUT STREET SECURITIES, THE FUNDS, OR ANY REPRESENTATIVE THEREOF, THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATED VALUES SHOWN ABOVE ARE AS OF THE END OF THE POLICY YEARS INDICATED AND ASSUME ANY ADDITIONAL PREMIUMS SHOWN ARE RECEIVED ON THE POLICY ANNIVERSARIES. ILLUSTRATED VALUES ASSUME ALL PREMIUM TAXES ARE PAID BY THE COMPANY.

                                   GENERAL AMERICAN LIFE INSURANCE COMPANY
                      FLEXIBLE PREMIUM JOINT AND LAST SURVIVOR VARIABLE LIFE INSURANCE


POLICY FACE AMOUNT: $250,000                                                  MALE PREFERRED NONSMOKER AGE 50
DEATH BENEFIT LEVEL (OPTION B)                                              FEMALE PREFERRED NONSMOKER AGE 50
                                                                                      ANNUAL PREMIUM = $4,000


FOR SEPARATE ACCOUNT ELEVEN A HYPOTHETICAL GROSS ANNUAL RATE OF RETURN OF 6.00% (NET RATE OF 4.67%)


                                              ASSUMING CURRENT CHARGES          ASSUMING GUARANTEED CHARGES
                                              ------------------------          ---------------------------
 END                              PREMIUM     CASH                              CASH
 OF                      ANNUAL    ACCUM    SURRENDER    CASH      DEATH      SURRENDER      CASH      DEATH
YEAR     AGE       AGE   PAYMENT    @ 5%      VALUE      VALUE    BENEFIT       VALUE        VALUE    BENEFIT
-------------------------------------------------------------------------------------------------------------

  1      50        50     4,000     4,200     2,337      3,012    253,012        2,337       3,012    253,012
  2      51        51     4,000     8,610     5,867      6,542    256,542        5,867       6,542    256,542
  3      52        52     4,000    13,241     9,562     10,237    260,237        9,548      10,223    260,223
  4      53        53     4,000    18,103    13,425     14,100    264,100       13,382      14,057    264,057
  5      54        54     4,000    23,208    17,468     18,143    268,143       17,372      18,047    268,047
  6      55        55     4,000    28,568    21,771     22,371    272,371       21,595      22,195    272,195
  7      56        56     4,000    34,196    26,347     26,797    276,797       26,051      26,501    276,501
  8      57        57     4,000    40,106    31,121     31,421    281,421       30,668      30,968    280,968
  9      58        58     4,000    46,312    36,108     36,258    286,258       35,445      35,595    285,595
 10      59        59     4,000    52,827    41,312     41,312    291,312       40,381      40,381    290,381
 11      60        60     4,000    59,669    47,119     47,119    297,119       45,846      45,846    295,846
 12      61        61     4,000    66,852    53,188     53,188    303,188       51,489      51,489    301,489
 13      62        62     4,000    74,395    59,535     59,535    309,535       57,300      57,300    307,300
 14      63        63     4,000    82,314    66,160     66,160    316,160       63,262      63,262    313,262
 15      64        64     4,000    90,630    73,079     73,079    323,079       69,354      69,354    319,354
 16      65        65     4,000    99,361    80,272     80,272    330,272       75,547      75,547    325,547
 17      66        66     4,000   108,530    87,766     87,766    337,766       81,815      81,815    331,815
 18      67        67     4,000   118,156    95,562     95,562    345,562       88,128      88,128    338,128
 19      68        68     4,000   128,264   103,664    103,664    353,664       94,449      94,449    344,449
 20      69        69     4,000   138,877   112,071    112,071    362,071      100,734     100,734    350,734
 21      70        70     4,000   150,021   120,896    120,896    370,896      107,021     107,021    357,021
 22      71        71     4,000   161,722   130,035    130,035    380,035      113,110     113,110    363,110
 23      72        72     4,000   174,008   139,473    139,473    389,473      118,928     118,928    368,928
 24      73        73     4,000   186,908   149,196    149,196    399,196      124,308     124,308    374,308
 25      74        74     4,000   200,454   159,181    159,181    409,181      129,076     129,076    379,076
 26      75        75     4,000   214,677   169,392    169,392    419,392      133,057     133,057    383,057
 27      76        76     4,000   229,610   179,784    179,784    429,784      136,059     136,059    386,059
 28      77        77     4,000   245,291   190,295    190,295    440,295      137,889     137,889    387,889
 29      78        78     4,000   261,755   200,848    200,848    450,848      138,340     138,340    388,340
 30      79        79     4,000   279,043   211,352    211,352    461,352      137,175     137,175    387,175


CURRENT VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF
INSURANCE RATES FOR THE EXACT COMBINATION OF PREMIUMS AND BENEFITS
SHOWN.

GUARANTEED VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES.

THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE IS ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICY OWNER AND THE INVESTMENT RESULTS OF THE FUNDS SELECTED. THE CASH VALUE, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, WALNUT STREET SECURITIES, THE FUNDS, OR ANY REPRESENTATIVE THEREOF, THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATED VALUES SHOWN ABOVE ARE AS OF THE END OF THE POLICY YEARS INDICATED AND ASSUME ANY ADDITIONAL PREMIUMS SHOWN ARE RECEIVED ON THE POLICY ANNIVERSARIES. ILLUSTRATED VALUES ASSUME ALL PREMIUM TAXES ARE PAID BY THE COMPANY.

                                   GENERAL AMERICAN LIFE INSURANCE COMPANY
                      FLEXIBLE PREMIUM JOINT AND LAST SURVIVOR VARIABLE LIFE INSURANCE


POLICY FACE AMOUNT: $250,000                                                  MALE PREFERRED NONSMOKER AGE 50
DEATH BENEFIT LEVEL (OPTION B)                                              FEMALE PREFERRED NONSMOKER AGE 50
                                                                                      ANNUAL PREMIUM = $4,000


FOR SEPARATE ACCOUNT ELEVEN A HYPOTHETICAL GROSS ANNUAL RATE OF RETURN OF 12.00% (NET RATE OF 10.67%)

                                              ASSUMING CURRENT CHARGES          ASSUMING GUARANTEED CHARGES
                                              ------------------------          ---------------------------
 END                              PREMIUM     CASH                              CASH
 OF                      ANNUAL    ACCUM    SURRENDER    CASH      DEATH      SURRENDER      CASH      DEATH
YEAR     AGE       AGE   PAYMENT    @ 5%      VALUE      VALUE    BENEFIT       VALUE        VALUE    BENEFIT
-------------------------------------------------------------------------------------------------------------
  1      50        50     4,000     4,200     2,527      3,202    253,202        2,527       3,202    253,202
  2      51        51     4,000     8,610     6,465      7,140    257,140        6,465       7,140    257,140
  3      52        52     4,000    13,241    10,821     11,496    261,496       10,807      11,482    261,482
  4      53        53     4,000    18,103    15,639     16,314    266,314       15,593      16,268    266,268
  5      54        54     4,000    23,208    20,970     21,645    271,645       20,867      21,542    271,542
  6      55        55     4,000    28,568    26,941     27,541    277,541       26,750      27,350    277,350
  7      56        56     4,000    34,196    33,616     34,066    284,066       33,290      33,740    283,740
  8      57        57     4,000    40,106    40,980     41,280    291,280       40,470      40,770    290,770
  9      58        58     4,000    46,312    49,109     49,259    299,259       48,351      48,501    298,501
 10      59        59     4,000    52,827    58,081     58,081    308,081       56,998      56,998    306,998
 11      60        60     4,000    59,669    68,396     68,396    318,396       66,889      66,889    316,889
 12      61        61     4,000    66,852    79,806     79,806    329,806       77,760      77,760    327,760
 13      62        62     4,000    74,395    92,433     92,433    342,433       89,698      89,698    339,698
 14      63        63     4,000    82,314   106,395    106,395    356,395      102,792     102,792    352,792
 15      64        64     4,000    90,630   121,837    121,837    371,837      117,137     117,137    367,137
 16      65        65     4,000    99,361   138,886    138,886    388,886      132,831     132,831    382,831
 17      66        66     4,000   108,530   157,726    157,726    407,726      149,990     149,990    399,990
 18      67        67     4,000   118,156   178,540    178,540    428,540      168,734     168,734    418,734
 19      68        68     4,000   128,264   201,526    201,526    451,526      189,195     189,195    439,195
 20      69        69     4,000   138,877   226,904    226,904    476,904      211,514     211,514    461,514
 21      70        70     4,000   150,021   255,146    255,146    505,146      236,038     236,038    486,038
 22      71        71     4,000   161,722   286,337    286,337    536,337      262,709     262,709    512,709
 23      72        72     4,000   174,008   320,770    320,770    570,770      291,697     291,697    541,697
 24      73        73     4,000   186,908   358,766    358,766    608,766      323,094     323,094    573,094
 25      74        74     4,000   200,454   400,675    400,675    650,675      357,008     357,008    607,008
 26      75        75     4,000   214,677   446,872    446,872    696,872      393,563     393,563    643,563
 27      76        76     4,000   229,610   497,767    497,767    747,767      432,890     432,890    682,890
 28      77        77     4,000   245,291   553,799    553,799    803,799      475,141     475,141    725,141
 29      78        78     4,000   261,755   615,439    615,439    865,439      520,485     520,485    770,485
 30      79        79     4,000   279,043   683,206    683,206    933,206      569,083     569,083    819,083


CURRENT VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF
INSURANCE RATES FOR THE EXACT COMBINATION OF PREMIUMS AND BENEFITS
SHOWN.

GUARANTEED VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES.

THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE IS ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICY OWNER AND THE INVESTMENT RESULTS OF THE FUNDS SELECTED. THE CASH VALUE, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, WALNUT STREET SECURITIES, THE FUNDS, OR ANY REPRESENTATIVE THEREOF, THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATED VALUES SHOWN ABOVE ARE AS OF THE END OF THE POLICY YEARS INDICATED AND ASSUME ANY ADDITIONAL PREMIUMS SHOWN ARE RECEIVED ON THE POLICY ANNIVERSARIES. ILLUSTRATED VALUES ASSUME ALL PREMIUM TAXES ARE PAID BY THE COMPANY.

                                   GENERAL AMERICAN LIFE INSURANCE COMPANY
                      FLEXIBLE PREMIUM JOINT AND LAST SURVIVOR VARIABLE LIFE INSURANCE


POLICY FACE AMOUNT: $250,000                                                  MALE PREFERRED NONSMOKER AGE 50
DEATH BENEFIT LEVEL (OPTION C)                                              FEMALE PREFERRED NONSMOKER AGE 50
                                                                                      ANNUAL PREMIUM = $4,000


FOR SEPARATE ACCOUNT ELEVEN A HYPOTHETICAL GROSS ANNUAL RATE OF RETURN OF 0.00% (NET RATE OF -1.33%)

                                              ASSUMING CURRENT CHARGES          ASSUMING GUARANTEED CHARGES
                                              ------------------------          ---------------------------
 END                              PREMIUM     CASH                              CASH
 OF                      ANNUAL    ACCUM    SURRENDER    CASH      DEATH      SURRENDER      CASH      DEATH
YEAR     AGE       AGE   PAYMENT    @ 5%      VALUE      VALUE    BENEFIT       VALUE        VALUE    BENEFIT
-------------------------------------------------------------------------------------------------------------
  1      50        50     4,000     4,200     2,147      2,822    250,000        2,147       2,822    250,000
  2      51        51     4,000     8,610     5,294      5,969    250,000        5,294       5,969    250,000
  3      52        52     4,000    13,241     8,398      9,073    250,000        8,385       9,060    250,000
  4      53        53     4,000    18,103    11,458     12,133    250,000       11,419      12,094    250,000
  5      54        54     4,000    23,208    14,477     15,152    250,000       14,393      15,068    250,000
  6      55        55     4,000    28,568    17,528     18,128    250,000       17,377      17,977    250,000
  7      56        56     4,000    34,196    20,614     21,064    250,000       20,367      20,817    250,000
  8      57        57     4,000    40,106    23,656     23,956    250,000       23,285      23,585    250,000
  9      58        58     4,000    46,312    26,655     26,805    250,000       26,126      26,276    250,000
 10      59        59     4,000    52,827    29,610     29,610    250,000       28,886      28,886    250,000
 11      60        60     4,000    59,669    32,866     32,866    250,000       31,899      31,899    250,000
 12      61        61     4,000    66,852    36,071     36,071    250,000       34,812      34,812    250,000
 13      62        62     4,000    74,395    39,227     39,227    250,000       37,609      37,609    250,000
 14      63        63     4,000    82,314    42,326     42,326    250,000       40,277      40,277    250,000
 15      64        64     4,000    90,630    45,370     45,370    250,000       42,794      42,794    250,000
 16      65        65     4,000    99,361    48,335     48,335    250,000       45,138      45,138    250,000
 17      66        66     4,000   108,530    51,233     51,233    250,000       47,290      47,290    250,000
 18      67        67     4,000   118,156    54,056     54,056    250,000       49,228      49,228    250,000
 19      68        68     4,000   128,264    56,798     56,798    250,000       50,928      50,928    250,000
 20      69        69     4,000   138,877    59,449     59,449    250,000       52,361      52,361    250,000
 21      70        70     4,000   150,021    62,065     62,065    250,000       53,539      53,539    250,000
 22      71        71     4,000   161,722    64,572     64,572    250,000       54,334      54,334    250,000
 23      72        72     4,000   174,008    66,955     66,955    250,000       54,701      54,701    250,000
 24      73        73     4,000   186,908    69,196     69,196    250,000       54,525      54,525    250,000
 25      74        74     4,000   200,454    71,273     71,273    250,000       53,687      53,687    250,000
 26      75        75     4,000   214,677    73,159     73,159    250,000       52,062      52,062    250,000
 27      76        76     4,000   229,610    74,819     74,819    250,000       49,511      49,511    250,000
 28      77        77     4,000   245,291    76,213     76,213    250,000       45,877      45,877    250,000
 29      78        78     4,000   261,755    77,289     77,289    250,000       40,987      40,987    250,000
 30      79        79     4,000   279,043    77,990     77,990    250,000       34,581      34,581    250,000



CURRENT VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF
INSURANCE RATES FOR THE EXACT COMBINATION OF PREMIUMS AND BENEFITS
SHOWN.

GUARANTEED VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES.

THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE IS ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICY OWNER AND THE INVESTMENT RESULTS OF THE FUNDS SELECTED. THE CASH VALUE, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, WALNUT STREET SECURITIES, THE FUNDS, OR ANY REPRESENTATIVE THEREOF, THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATED VALUES SHOWN ABOVE ARE AS OF THE END OF THE POLICY YEARS INDICATED AND ASSUME ANY ADDITIONAL PREMIUMS SHOWN ARE RECEIVED ON THE POLICY ANNIVERSARIES. ILLUSTRATED VALUES ASSUME ALL PREMIUM TAXES ARE PAID BY THE COMPANY.

                                   GENERAL AMERICAN LIFE INSURANCE COMPANY
                      FLEXIBLE PREMIUM JOINT AND LAST SURVIVOR VARIABLE LIFE INSURANCE


POLICY FACE AMOUNT: $250,000                                                  MALE PREFERRED NONSMOKER AGE 50
DEATH BENEFIT LEVEL (OPTION C)                                              FEMALE PREFERRED NONSMOKER AGE 50
                                                                                      ANNUAL PREMIUM = $4,000


FOR SEPARATE ACCOUNT ELEVEN A HYPOTHETICAL GROSS ANNUAL RATE OF RETURN OF 6.00% (NET RATE OF 4.67%)

                                              ASSUMING CURRENT CHARGES          ASSUMING GUARANTEED CHARGES
                                              ------------------------          ---------------------------
 END                              PREMIUM     CASH                              CASH
 OF                      ANNUAL    ACCUM    SURRENDER    CASH      DEATH      SURRENDER      CASH      DEATH
YEAR     AGE       AGE   PAYMENT    @ 5%      VALUE      VALUE    BENEFIT       VALUE        VALUE    BENEFIT
-------------------------------------------------------------------------------------------------------------
  1      50        50     4,000     4,200     2,337      3,012    250,000        2,337       3,012    250,000
  2      51        51     4,000     8,610     5,868      6,543    250,000        5,868       6,543    250,000
  3      52        52     4,000    13,241     9,563     10,238    250,000        9,550      10,225    250,000
  4      53        53     4,000    18,103    13,427     14,102    250,000       13,387      14,062    250,000
  5      54        54     4,000    23,208    17,473     18,148    250,000       17,382      18,057    250,000
  6      55        55     4,000    28,568    21,778     22,378    250,000       21,615      22,215    250,000
  7      56        56     4,000    34,196    26,357     26,807    250,000       26,087      26,537    250,000
  8      57        57     4,000    40,106    31,136     31,436    250,000       30,727      31,027    250,000
  9      58        58     4,000    46,312    36,129     36,279    250,000       35,538      35,688    250,000
 10      59        59     4,000    52,827    41,342     41,342    250,000       40,524      40,524    250,000
 11      60        60     4,000    59,669    47,160     47,160    250,000       46,059      46,059    250,000
 12      61        61     4,000    66,852    53,245     53,245    250,000       51,801      51,801    250,000
 13      62        62     4,000    74,395    59,614     59,614    250,000       57,748      57,748    250,000
 14      63        63     4,000    82,314    66,270     66,270    250,000       63,897      63,897    250,000
 15      64        64     4,000    90,630    73,231     73,231    250,000       70,244      70,244    250,000
 16      65        65     4,000    99,361    80,489     80,489    250,000       76,783      76,783    250,000
 17      66        66     4,000   108,530    88,071     88,071    250,000       83,512      83,512    250,000
 18      67        67     4,000   118,156    95,987     95,987    250,000       90,432      90,432    250,000
 19      68        68     4,000   128,264   104,251    104,251    250,000       97,542      97,542    250,000
 20      69        69     4,000   138,877   112,875    112,875    250,000      104,845     104,845    250,000
 21      70        70     4,000   150,021   121,991    121,991    250,000      112,444     112,444    250,000
 22      71        71     4,000   161,722   131,513    131,513    250,000      120,223     120,223    250,000
 23      72        72     4,000   174,008   141,460    141,460    250,000      128,196     128,196    250,000
 24      73        73     4,000   186,908   151,852    151,852    250,000      136,338     136,338    250,000
 25      74        74     4,000   200,454   162,706    162,706    256,376      144,644     144,644    250,000
 26      75        75     4,000   214,677   174,002    174,002    266,606      153,123     153,123    250,000
 27      76        76     4,000   229,610   185,742    185,742    277,034      161,805     161,805    250,000
 28      77        77     4,000   245,291   197,928    197,928    287,747      170,739     170,739    250,000
 29      78        78     4,000   261,755   210,557    210,557    298,696      179,913     179,913    255,224
 30      79        79     4,000   279,043   223,630    223,630    309,928      189,162     189,162    262,159


CURRENT VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF
INSURANCE RATES FOR THE EXACT COMBINATION OF PREMIUMS AND BENEFITS
SHOWN.

GUARANTEED VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES.

THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE IS ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICY OWNER AND THE INVESTMENT RESULTS OF THE FUNDS SELECTED. THE CASH VALUE, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, WALNUT STREET SECURITIES, THE FUNDS, OR ANY REPRESENTATIVE THEREOF, THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATED VALUES SHOWN ABOVE ARE AS OF THE END OF THE POLICY YEARS INDICATED AND ASSUME ANY ADDITIONAL PREMIUMS SHOWN ARE RECEIVED ON THE POLICY ANNIVERSARIES. ILLUSTRATED VALUES ASSUME ALL PREMIUM TAXES ARE PAID BY THE COMPANY.

                                   GENERAL AMERICAN LIFE INSURANCE COMPANY
                      FLEXIBLE PREMIUM JOINT AND LAST SURVIVOR VARIABLE LIFE INSURANCE


POLICY FACE AMOUNT: $250,000                                                  MALE PREFERRED NONSMOKER AGE 50
DEATH BENEFIT LEVEL (OPTION C)                                              FEMALE PREFERRED NONSMOKER AGE 50
                                                                                      ANNUAL PREMIUM = $4,000


FOR SEPARATE ACCOUNT ELEVEN A HYPOTHETICAL GROSS ANNUAL RATE OF RETURN OF 12.00% (NET RATE OF 10.67%)


                                              ASSUMING CURRENT CHARGES          ASSUMING GUARANTEED CHARGES
                                              ------------------------          ---------------------------
 END                              PREMIUM     CASH                              CASH
 OF                      ANNUAL    ACCUM    SURRENDER    CASH      DEATH      SURRENDER      CASH      DEATH
YEAR     AGE       AGE   PAYMENT    @ 5%      VALUE      VALUE    BENEFIT       VALUE        VALUE    BENEFIT
-------------------------------------------------------------------------------------------------------------
  1      50        50     4,000     4,200     2,527      3,202    250,000        2,527       3,202    250,000
  2      51        51     4,000     8,610     6,465      7,140    250,000        6,465       7,140    250,000
  3      52        52     4,000    13,241    10,823     11,498    250,000       10,809      11,484    250,000
  4      53        53     4,000    18,103    15,642     16,317    250,000       15,599      16,274    250,000
  5      54        54     4,000    23,208    20,976     21,651    250,000       20,880      21,555    250,000
  6      55        55     4,000    28,568    26,950     27,550    250,000       26,775      27,375    250,000
  7      56        56     4,000    34,196    33,630     34,080    250,000       33,336      33,786    250,000
  8      57        57     4,000    40,106    41,000     41,300    250,000       40,550      40,850    250,000
  9      58        58     4,000    46,312    49,139     49,289    250,000       48,482      48,632    250,000
 10      59        59     4,000    52,827    58,125     58,125    250,000       57,207      57,207    250,000
 11      60        60     4,000    59,669    68,459     68,459    250,000       67,213      67,213    250,000
 12      61        61     4,000    66,852    79,897     79,897    250,000       78,253      78,253    250,000
 13      62        62     4,000    74,395    92,563     92,563    250,000       90,433      90,433    250,000
 14      63        63     4,000    82,314   106,583    106,583    250,000      103,875     103,875    250,000
 15      64        64     4,000    90,630   122,104    122,104    266,761      118,710     118,710    259,346
 16      65        65     4,000    99,361   139,259    139,259    293,614      135,019     135,019    284,675
 17      66        66     4,000   108,530   158,228    158,228    322,120      152,914     152,914    311,302
 18      67        67     4,000   118,156   179,194    179,194    352,456      172,527     172,527    339,344
 19      68        68     4,000   128,264   202,360    202,360    384,787      194,004     194,004    368,899
 20      69        69     4,000   138,877   227,947    227,947    419,286      217,498     217,498    400,066
 21      70        70     4,000   150,021   256,431    256,431    456,575      243,382     243,382    433,341
 22      71        71     4,000   161,722   287,898    287,898    496,537      271,619     271,619    468,461
 23      72        72     4,000   174,008   322,641    322,641    539,487      302,394     302,394    505,634
 24      73        73     4,000   186,908   360,981    360,981    585,655      335,837     335,837    544,862
 25      74        74     4,000   200,454   403,268    403,268    635,430      372,088     372,088    586,298
 26      75        75     4,000   214,677   449,873    449,873    689,295      411,298     411,298    630,191
 27      76        76     4,000   229,610   501,198    501,198    747,537      453,636     453,636    676,598
 28      77        77     4,000   245,291   557,672    557,672    810,743      499,285     499,285    725,861
 29      78        78     4,000   261,755   619,749    619,749    879,176      548,456     548,456    778,040
 30      79        79     4,000   279,043   687,925    687,925    953,395      601,362     601,362    833,427



CURRENT VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF
INSURANCE RATES FOR THE EXACT COMBINATION OF PREMIUMS AND BENEFITS
SHOWN.

GUARANTEED VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES.

THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE IS ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICY OWNER AND THE INVESTMENT RESULTS OF THE FUNDS SELECTED. THE CASH VALUE, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, WALNUT STREET SECURITIES, THE FUNDS, OR ANY REPRESENTATIVE THEREOF, THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATED VALUES SHOWN ABOVE ARE AS OF THE END OF THE POLICY YEARS INDICATED AND ASSUME ANY ADDITIONAL PREMIUMS SHOWN ARE RECEIVED ON THE POLICY ANNIVERSARIES. ILLUSTRATED VALUES ASSUME ALL PREMIUM TAXES ARE PAID BY THE COMPANY.

                    INDEPENDENT AUDITORS' REPORT


The Board of Directors
General American Life Insurance Company
and Policyholders of General American
Separate Account Eleven:

We have audited the statements of assets and liabilities, including the schedule of investments, of the S & P 500 Index, Money Market, Bond Index, Managed Equity, Asset Allocation, International Index, Mid-Cap Equity, Small-Cap Equity, Equity Income, Growth, Overseas, Asset Manager, High Income, Worldwide Hard Assets, Worldwide Emerging Markets, Multi-Style Equity, Core Bond, Aggressive Equity, Non-US, Income & Growth, International, Value, Bond Portfolio, and Small Company Portfolio Fund Divisions of General American Separate Account Eleven as of December 31, 1999, and the related statements of operations and changes in net assets for each of the years in the three-year period then ended. These financial statements are the responsibility of the management of General American Separate Account Eleven. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investments owned as of December 31, 1999 were verified by audit of the statements of assets and liabilities of the underlying portfolios of General American Capital Company and confirmation by correspondence with respect to the Variable Insurance Products Fund and the Variable Insurance Products Fund II sponsored by Fidelity Investments, the Van Eck World Wide Insurance Trust sponsored by Van Eck Associates Corporation, the Russell Insurance Funds sponsored by Frank Russell Investment Company, the American Century Variable Portfolios, Inc. sponsored by American Century Investments, and the J.P. Morgan Series Trust II sponsored by J.P. Morgan Investment Management, Inc. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the S & P 500 Index, Money Market, Bond Index, Managed Equity, Asset Allocation, International Index, Mid-Cap Equity, Small-Cap Equity, Equity Income, Growth, Overseas, Asset Manager, High Income, Worldwide Hard Assets, Worldwide Emerging Markets, Multi-Style Equity, Core Bond, Aggressive Equity, Non-US, Income & Growth, International, Value, Bond Portfolio, and Small Company Portfolio Fund Divisions of General American Separate Account Eleven as of December 31, 1999, the results of their operations and changes in their net assets for each of the years in the three-year period then ended, in conformity with generally accepted accounting principles.



                                      /s/ KPMG LLP

St. Louis, Missouri
February 25, 2000

                                             GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                               STATEMENTS OF ASSETS AND LIABILITIES
                                                         DECEMBER 31, 1999
                                                           S & P 500        MONEY           BOND         MANAGED         ASSET
                                                             INDEX          MARKET         INDEX         EQUITY       ALLOCATION
                                                         FUND DIVISION  FUND DIVISION  FUND DIVISION  FUND DIVISION  FUND DIVISION
                                                         -------------  -------------  -------------  -------------  -------------
Assets:
  Investments in General American
    Capital Company at market value
    (see Schedule of Investments):                        $60,824,360    $ 9,910,022     $6,136,371     $6,380,710    $18,584,088
  Receivable from General American Life
    Insurance Company                                               0          2,220            371          3,358              0
                                                          -----------    -----------     ----------     ----------    -----------

      Total assets                                         60,824,360      9,912,242      6,136,742      6,384,068     18,584,088
                                                          -----------    -----------     ----------     ----------    -----------

Liabilities:
  Payable to General American Life
    Insurance Company                                          71,634              0              0              0         10,917
                                                          -----------    -----------     ----------     ----------    -----------

        Total net assets                                  $60,752,726    $ 9,912,242     $6,136,742     $6,384,068    $18,573,171
                                                          ===========    ===========     ==========     ==========    ===========

Total net assets represented by:
  Individual Variable Universal Life cash
    value invested in Separate Account                    $12,703,649    $ 1,246,838     $2,527,749     $3,074,531    $12,262,707
  Individual Variable General Select Plus
    cash value invested in Separate Account                19,187,903      4,130,527      1,146,565      1,061,809      2,069,787
  Individual Variable Universal Life-100
    cash value invested in Separate Account                21,524,430      1,380,971      1,980,671      1,945,998      2,977,444
  Individual Variable Universal Life-98
    cash value invested in Separate Account                 6,350,278      2,778,076        417,810        264,532      1,116,362
  Joint and Survivor Variable Universal Life-98
    cash value invested in Separate Account                   986,466        375,830         63,947         37,198        146,871
                                                          -----------    -----------     ----------     ----------    -----------

        Total net assets                                  $60,752,726    $ 9,912,242     $6,136,742     $6,384,068    $18,573,171
                                                          ===========    ===========     ==========     ==========    ===========


Total units held - VUL-95                                     233,474         68,091        114,933         93,519        293,369
Total units held - VGSP                                       544,284        309,197         84,706         46,308         83,114
Total units held - VUL-100                                    651,714        109,972        146,452         86,947        120,924
Total units held - VUL-98                                     446,086        261,895         42,413         21,648         76,984
Total units held - JSVUL-98                                    69,296         35,430          6,492          3,044         10,128


VUL-95 Net unit value                                     $     54.41    $     18.31     $    21.99     $    32.88    $     41.80
VGSP Net unit value                                       $     35.25    $     13.36     $    13.54     $    22.93    $     24.90
VUL-100 Net unit value                                    $     33.03    $     12.56     $    13.52     $    22.38    $     24.62
VUL-98 Net unit value                                     $     14.24    $     10.61     $     9.85     $    12.22    $     14.50
JSVUL-98 Net unit value                                   $     14.24    $     10.61     $     9.85     $    12.22    $     14.50

Cost of investments                                       $48,750,561    $10,202,347     $6,585,233     $6,269,958    $13,925,762

See accompanying notes to the financial statements.                                                                 (continued)





                                              GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                                STATEMENTS OF ASSETS AND LIABILITIES
                                                           DECEMBER 31, 1999
                                                  INTERNATIONAL          MID-CAP          SMALL-CAP       EQUITY
                                                      INDEX              EQUITY            EQUITY         INCOME        GROWTH
                                                 FUND DIVISION<F*> FUND DIVISION<F**>  FUND DIVISION  FUND DIVISION  FUND DIVISION
                                                 ----------------- ------------------  -------------  -------------  -------------
Assets:
  Investments in General American
    Capital Company at market value
    (see Schedule of Investments):                  $13,006,687       $8,364,930         $2,918,058    $         0    $         0
  Investments in Variable Insurance
    Products Fund, at market value
    (see Schedule of Investments):                            0                0                  0     24,166,662     55,713,063
  Receivable from General American
    Life Insurance Company                                    0                0                  0              0              0
                                                    -----------       ----------         ----------    -----------    -----------

      Total assets                                   13,006,687        8,364,930          2,918,058     24,166,662     55,713,063
                                                    -----------       ----------         ----------    -----------    -----------

Liabilities:
  Payable to General American Life
    Insurance Company                                    13,075           10,949                514         12,225            338
                                                    -----------       ----------         ----------    -----------    -----------

        Total net assets                            $12,993,612       $8,353,981         $2,917,544    $24,154,437    $55,712,725
                                                    ===========       ==========         ==========    ===========    ===========

Total net assets represented by:
  Individual Variable Universal Life cash
    value invested in Separate Account              $ 4,025,567       $3,729,884         $  558,241    $ 7,440,063    $15,655,055
  Individual Variable General Select Plus
    cash value invested in Separate Account           1,686,926        2,288,366          1,040,052      8,176,358     17,355,764
  Individual Variable Universal Life-100
    cash value invested in Separate Account           2,100,227        1,946,132            974,170      7,073,312     18,399,393
  Individual Variable Universal Life-98
    cash value invested in Separate Account             271,117          341,179            281,822      1,279,572      3,896,211
  Joint and Survivor Variable Universal Life-98
    cash value invested in Separate Account              65,926           48,420             63,259        185,132        406,302
  General American Life Insurance
    Company seed money                                4,843,849                0                  0              0              0

                                                    -----------       ----------         ----------    -----------    -----------

        Total net assets                            $12,993,612       $8,353,981         $2,917,544    $24,154,437    $55,712,725
                                                    ===========       ==========         ==========    ===========    ===========


Total units held - VUL-95                               168,206          162,788             50,288        286,243        385,323
Total units held - VGSP                                  81,255           99,514             93,318        312,888        450,926
Total units held - VUL-100                              119,341           93,049             87,872        314,896        522,933
Total units held - VUL-98                                18,571           25,584             26,642        107,162        232,411
Total units held - JSVUL-98                               4,516            3,631              5,980         15,505         24,236
Total units held - Seed Money                           200,000                0                  0              0              0

VUL-95 Net unit value                               $     23.93       $    22.91         $    11.10    $     25.99    $     40.63
VGSP Net unit value                                 $     20.76       $    23.00         $    11.15    $     26.13    $     38.49
VUL-100 Net unit value                              $     17.60       $    20.92         $    11.09    $     22.46    $     35.19
VUL-98 Net unit value                               $     14.60       $    13.34         $    10.58    $     11.94    $     16.76
JSVUL-98 Net unit value                             $     14.60       $    13.34         $    10.58    $     11.94    $     16.76


Cost of investments                                 $ 9,240,024       $7,224,432         $3,357,966    $21,605,411    $37,093,325

<F*>This fund was formerly known as the International Equity Fund.
<F**>This fund was formerly known as the Special Equity Fund.

See accompanying notes to the financial statements.                                                                    (continued)





                                              GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                                STATEMENTS OF ASSETS AND LIABILITIES
                                                          DECEMBER 31, 1999
                                                                                                 WORLDWIDE            WORLDWIDE
                                                  OVERSEAS    ASSET MANAGER    HIGH INCOME      HARD ASSETS        EMERGING MARKETS
                                               FUND DIVISION  FUND DIVISION   FUND DIVISION   FUND DIVISION<F*>   FUND DIVISION<F**>
                                               -------------  -------------   -------------   -----------------   ------------------
Assets:
  Investments in Variable Insurance
    Products Fund, at market value
    (see Schedule of Investments):              $15,052,006    $        0      $4,375,944         $      0            $      0
  Investments in Variable Insurance
    Products Fund II, at market value
    (see Schedule of Investments):                        0     2,419,380               0                0                   0
  Investments in Van Eck Worldwide
    Insurance Trust at market value
    (see Schedule of Investments):                        0             0               0          317,077             260,096
  Receivable from General American
    Life Insurance Company                                0             0               0                0               8,698
                                                -----------    ----------      ----------         --------            --------

      Total assets                               15,052,006     2,419,380       4,375,944          317,077             268,794
                                                -----------    ----------      ----------         --------            --------

Liabilities:
  Payable to General American Life
    Insurance Company                                   655         1,459           3,325              735                   0
                                                -----------    ----------      ----------         --------            --------

        Total net assets                        $15,051,351    $2,417,921      $4,372,619         $316,342            $268,794
                                                ===========    ==========      ==========         ========            ========

Total net assets represented by:
  Individual Variable Universal Life
    cash value invested in Separate Account     $ 6,592,733    $  195,708      $  205,386         $ 88,804            $ 42,630
  Individual Variable General Select Plus
    cash value invested in Separate Account       5,056,946       444,493         897,255           65,379             151,366
  Individual Variable Universal Life-100
    cash value invested in Separate Account       2,786,964     1,159,079       2,732,153          151,848              25,825
  Individual Variable Universal Life-98
    cash value invested in Separate Account         568,261       617,041         470,891           10,311              41,241
  Joint and Survivor Variable Universal Life-98
    cash value invested in Separate Account          46,447         1,600          66,934                0               7,732

                                                -----------    ----------      ----------         --------            --------



        Total net assets                        $15,051,351    $2,417,921      $4,372,619         $316,342            $268,794
                                                ===========    ==========      ==========         ========            ========

Total units held - VUL-95                           240,894        10,752          14,177            9,525               2,679
Total units held - VGSP                             205,835        24,259          61,511            6,967               9,503
Total units held - VUL-100                          130,771        63,821         189,022           16,322               1,623
Total units held - VUL-98                            36,151        49,859          41,713              837               1,689
Total units held - JSVUL-98                           2,955           129           5,929                0                 317



VUL-95 Net unit value                           $     27.37    $    18.20      $    14.49         $   9.32            $  15.91
VGSP Net unit value                             $     24.57    $    18.32      $    14.59         $   9.38            $  15.93
VUL-100 Net unit value                          $     21.31    $    18.16      $    14.45         $   9.30            $  15.91
VUL-98 Net unit value                           $     15.72    $    12.38      $    11.29         $  12.32            $  24.42
JSVUL-98 Net unit value                         $     15.72    $    12.38      $    11.29         $  12.32            $  24.42


Cost of investments                             $10,501,533    $2,240,585      $4,403,352         $345,171            $216,086

<F*>This fund was formerly known as the Gold & Natural Resources Fund.
<F**>This fund began operations on September 15, 1998.

See accompanying notes to the financial statements.                                                             (continued)





                                           GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                             STATEMENTS OF ASSETS AND LIABILITIES
                                                       DECEMBER 31, 1999
                                                          MULTI-STYLE                          AGGRESSIVE
                                                            EQUITY           CORE BOND           EQUITY            NON-US
                                                         FUND DIVISION     FUND DIVISION     FUND DIVISION      FUND DIVISION
                                                         -------------     -------------     -------------      -------------
Assets:
  Investments in Russell Insurance
    Fund at market value
    (see Schedule of Investments):                        $17,038,971       $ 9,823,042        $4,871,881        $5,011,427
  Receivable from General American Life
    Insurance Company                                               0                 0                 0                 0
                                                          -----------       -----------        ----------        ----------

      Total assets                                         17,038,971         9,823,042         4,871,881         5,011,427
                                                          -----------       -----------        ----------        ----------

Liabilities:
  Payable to General American Life
    Insurance Company                                          46,404            13,372             3,883            12,824
                                                          -----------       -----------        ----------        ----------

        Total net assets                                  $16,992,567       $ 9,809,670        $4,867,998        $4,998,603
                                                          ===========       ===========        ==========        ==========

Total net assets represented by:
  Individual Variable Universal Life cash
    value invested in Separate Account                    $   486,907       $    65,234        $  181,480        $  200,109
  Individual Variable General Select Plus
    cash value invested in Separate Account                10,828,931         7,499,806         2,498,284         2,989,925
  Individual Variable Universal Life-100
    cash value invested in Separate Account                   526,082            81,451           145,500           129,020
  Russell Variable Universal Life
    cash value invested in Separate Account                 4,285,907         1,828,353         1,590,579         1,450,251
  Individual Variable Universal Life-98
    cash value invested in Separate Account                   765,958           272,395           419,622           192,687
  Joint and Survivor Variable Universal Life-98
    cash value invested in Separate Account                    98,782            62,431            32,533            36,611

                                                          -----------       -----------        ----------        ----------

        Total net assets                                  $16,992,567       $ 9,809,670        $4,867,998        $4,998,603
                                                          ===========       ===========        ==========        ==========


Total units held - VUL-95                                      38,212             6,322            19,010            15,191
Total units held - VGSP                                       567,887           647,045           176,979           195,624
Total units held - VUL-100                                     41,321             7,901            15,254             9,803
Total units held - Russell VUL                                224,387           158,452           111,536            97,420
Total units held - VUL-98                                      55,512            27,180            34,927            12,805
Total units held - JSVUL-98                                     7,159             6,230             2,708             2,433



VUL-95 Net unit value                                     $     12.74       $     10.32        $     9.55        $    13.17
VGSP Net unit value                                       $     19.07       $     11.59        $    14.12        $    15.28
VUL-100 Net unit value                                    $     12.73       $     10.31        $     9.54        $    13.16
Russell VUL Net unit value                                $     19.10       $     11.54        $    14.26        $    14.89
VUL-98 Net unit value                                     $     13.80       $     10.02        $    12.01        $    15.05
JSVUL-98 Net unit value                                   $     13.80       $     10.02        $    12.01        $    15.05


Cost of investments                                       $14,920,743       $10,474,158        $4,552,906        $3,878,857

See accompanying notes to the financial statements.                                                             (continued)





                                             GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                               STATEMENTS OF ASSETS AND LIABILITIES
                                                         DECEMBER 31, 1999
                                             INCOME &                                               BOND           SMALL COMPANY
                                              GROWTH         INTERNATIONAL        VALUE           PORTFOLIO         PORTFOLIO
                                         FUND DIVISION<F*> FUND DIVISION<F*> FUND DIVISION<F*> FUND DIVISION<F*> FUND DIVISION<F*>
                                         ----------------- ----------------- ----------------- ----------------- -----------------
Assets:
  Investments in American Century
    Variable Portfolios, at market value
    (see Schedule of Investments):            $736,269         $604,334           $96,178          $      0          $      0
  Investments in J.P. Morgan Series
    Trust II, at market value                        0                0                 0           141,513           596,119
    (see Schedule of Investments):
  Receivable from General American
    Life Insurance Company                           0                0               700                 0             1,318
                                              --------         --------           -------          --------          --------

      Total assets                             736,269          604,334            96,878           141,513           597,437
                                              --------         --------           -------          --------          --------

Liabilities:
  Payable to General American Life
    Insurance Company                              953              140                 0                53                 0
                                              --------         --------           -------          --------          --------

        Total net assets                      $735,316         $604,194           $96,878          $141,460          $597,437
                                              ========         ========           =======          ========          ========

Total net assets represented by:
  Individual Variable Universal
    Life cash value invested in
    Separate Account                          $ 31,112         $ 15,398           $     0          $  3,470          $ 36,948
  Individual Variable General
    Select Plus cash value invested
    in Separate Account                         20,209           69,946             7,257             9,120           144,671
  Individual Variable Universal
    Life-100 cash value invested
    in Separate Account                         27,018          109,478                 0             3,258            51,290
  Individual Variable Universal
    Life-98 cash value invested
    in Separate Account                        616,396          390,766            87,054           121,401           319,153
  Joint and Survivor Variable
    Universal Life-98 cash value
    invested in Separate Account                40,581           18,606             2,567             4,211            45,375

                                              --------         --------           -------          --------          --------


        Total net assets                      $735,316         $604,194           $96,878          $141,460          $597,437
                                              ========         ========           =======          ========          ========


Total units held - VUL-95                        2,800              998                 0               353             2,580
Total units held - VGSP                          1,817            4,531               795               926            10,091
Total units held - VUL-100                       2,432            7,101                 0               331             3,582
Total units held - VUL-98                       43,920           22,549             8,130            12,134            19,051
Total units held - JVUL-98                       2,892            1,074               240               421             2,709


VUL-95 Net unit value                         $  11.11         $  15.42           $  9.12          $   9.84          $  14.32
VGSP Net unit value                           $  11.12         $  15.44           $  9.13          $   9.85          $  14.34
VUL-100 Net unit value                        $  11.11         $  15.42           $  9.11          $   9.84          $  14.32
VUL-98 Net unit value                         $  14.03         $  17.33           $ 10.71          $  10.00          $  16.75
JSVUL-98 Net unit value                       $  14.03         $  17.33           $ 10.71          $  10.00          $  16.75


Cost of investments                           $692,594         $483,662           $94,343          $143,528          $499,509

See accompanying notes to the financial statements.

                                             GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                                     STATEMENTS OF OPERATIONS
                                          YEARS ENDED DECEMBER 31, 1999, 1998, AND 1997

                                                          S & P 500 INDEX                                MONEY MARKET
                                                           FUND DIVISION                                FUND DIVISION
                                            -----------------------------------------      --------------------------------------
                                                1999           1998           1997           1999           1998           1997
                                            -----------     ----------     ----------      ---------      ---------     ---------
Investment income<F*>                       $        --     $       --     $       --      $      --      $      --     $      --

Expenses:
  Mortality and expense charges - VUL-95       (101,368)       (81,198)       (59,320)        (7,041)        (6,050)       (7,951)
  Mortality and expense charges - VGSP         (127,636)       (75,004)       (29,674)       (24,057)       (23,497)      (12,872)
  Mortality and expense charges - VUL-100      (161,227)       (89,773)       (36,234)       (13,766)       (15,324)      (13,566)
  Mortality and expense charges -
    Russell VUL                                       0              0              0              0           (183)       (1,626)
  Mortality and expense charges - VUL-98        (12,586)           (50)             0        (13,814)          (465)            0
  Mortality and expense charges - JSVUL-98       (1,944)             0              0         (1,371)           (85)            0
                                            -----------     ----------     ----------      ---------      ---------     ---------
    Total expenses                             (404,761)      (246,025)      (125,228)       (60,049)       (45,604)      (36,015)
                                            -----------     ----------     ----------      ---------      ---------     ---------

Net investment expense                         (404,761)      (246,025)      (125,228)       (60,049)       (45,604)      (36,015)
                                            -----------     ----------     ----------      ---------      ---------     ---------

Net realized gain on investments:
  Realized gain from distributions            3,826,572      2,339,803        913,559        501,472        263,305       121,801
  Realized gain (loss) on sales               2,194,234        802,928      1,570,537         46,905        172,314       (48,325)
                                            -----------     ----------     ----------      ---------      ---------     ---------

     Net realized gain on investments:        6,020,806      3,142,731      2,484,096        548,377        435,619        73,476
                                            -----------     ----------     ----------      ---------      ---------     ---------

Net unrealized gain (loss) on investments:
  Unrealized gain (loss) on investments,
    beginning of period                       8,332,257      3,509,114      1,982,215       (183,578)       (72,985)     (256,852)
  Unrealized gain (loss) on investments,
    end of period                            12,073,799      8,332,257      3,509,114       (292,325)      (183,578)      (72,985)
                                            -----------     ----------     ----------      ---------      ---------     ---------

      Net unrealized gain (loss) on
        investments                           3,741,542      4,823,143      1,526,899       (108,747)      (110,593)      183,867
                                            -----------     ----------     ----------      ---------      ---------     ---------

        Net gain on investments               9,762,348      7,965,874      4,010,995        439,630        325,026       257,343
                                            -----------     ----------     ----------      ---------      ---------     ---------

Net increase in net assets
  resulting from operations                 $ 9,357,587     $7,719,849     $3,885,767      $ 379,581      $ 279,422     $ 221,328
                                            ===========     ==========     ==========      =========      =========     =========

<F*>See Note 2C

See accompanying notes to the financial statements.                                                                (continued)





                                             GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                                     STATEMENTS OF OPERATIONS
                                           YEARS ENDED DECEMBER 31, 1999, 1998, AND 1997
                                                             BOND INDEX                                MANAGED EQUITY
                                                           FUND DIVISION                                FUND DIVISION
                                              ---------------------------------------       --------------------------------------
                                                 1999          1998           1997            1999            1998          1997
                                              ---------      --------       ---------       ---------       --------      --------
Investment income<F*>                         $      --      $     --       $      --       $      --       $     --      $     --

Expenses:
  Mortality and expense charges - VUL-95        (21,090)      (19,385)        (14,601)        (26,939)       (23,907)      (20,327)
  Mortality and expense charges - VGSP           (7,750)       (5,292)         (3,943)         (6,933)       (10,512)       (4,370)
  Mortality and expense charges - VUL-100       (17,629)       (8,452)         (4,363)        (16,278)        (5,764)       (4,815)
  Mortality and expense charges - VUL-98         (2,506)           (1)              0            (485)            (4)            0
  Mortality and expense charges - JSVUL-98         (112)            0               0             (39)             0             0
                                              ---------      --------       ---------       ---------       --------      --------
    Total expenses                              (49,087)      (33,130)        (22,907)        (50,674)       (40,187)      (29,512)
                                              ---------      --------       ---------       ---------       --------      --------

Net investment expense                          (49,087)      (33,130)        (22,907)        (50,674)       (40,187)      (29,512)
                                              ---------      --------       ---------       ---------       --------      --------

Net realized gain (loss) on investments:
  Realized gain from distributions              370,745       251,095         165,804         302,748        629,297       251,405
  Realized gain (loss) on sales                 (13,113)       20,497        (176,276)        169,830         71,424        95,532
                                              ---------      --------       ---------       ---------       --------      --------

     Net realized gain (loss) on investments:   357,632       271,592         (10,472)        472,578        700,721       346,937
                                              ---------      --------       ---------       ---------       --------      --------

Net unrealized gain (loss) on investments:
  Unrealized gain (loss) on investments,
    beginning of period                          79,646        15,812        (234,659)        436,496        485,000       116,769
  Unrealized gain (loss) on investments,
    end of period                              (448,862)       79,646          15,812         110,752        436,496       485,000
                                              ---------      --------       ---------       ---------       --------      --------

      Net unrealized gain (loss) on
        investments                            (528,508)       63,834         250,471        (325,744)       (48,504)      368,231
                                              ---------      --------       ---------       ---------       --------      --------

        Net gain (loss) on investments         (170,876)      335,426         239,999         146,834        652,217       715,168
                                              ---------      --------       ---------       ---------       --------      --------

Net increase (decrease) in net assets
  resulting from operations                   $(219,963)     $302,296       $ 217,092       $  96,160       $612,030      $685,656
                                              =========      ========       =========       =========       ========      ========

<F*>See Note 2C

See accompanying notes to the financial statements.                                                                  (continued)





                                            GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                                    STATEMENTS OF OPERATIONS
                                          YEARS ENDED DECEMBER 31, 1999, 1998, AND 1997
                                                        ASSET ALLOCATION                            INTERNATIONAL INDEX
                                                          FUND DIVISION                              FUND DIVISION<F*>
                                            ----------------------------------------     ---------------------------------------
                                               1999           1998           1997           1999           1998          1997
                                            ----------     ----------     ----------     ----------     ----------     ---------
Investment income<F**>                      $       --     $       --     $       --     $       --     $       --     $      --

Expenses:
  Mortality and expense charges - VUL-95       (93,831)       (75,604)       (67,466)       (29,351)       (25,562)      (23,446)
  Mortality and expense charges - VGSP         (14,195)        (9,318)        (7,499)        (9,868)        (8,370)       (5,564)
  Mortality and expense charges - VUL-100      (20,890)       (12,005)        (5,279)       (16,070)       (11,491)       (6,468)
  Mortality and expense charges - VUL-98        (1,724)            (2)             0           (531)            (3)            0
  Mortality and expense charges - JSVUL-98        (167)             0              0            (83)             0             0
  Mortality and expense charges -
    Seed Money                                       0              0              0        (34,396)       (29,672)      (27,476)
                                            ----------     ----------     ----------     ----------     ----------     ---------
      Total expenses                          (130,807)       (96,929)       (80,244)       (90,299)       (75,098)      (62,954)
                                            ----------     ----------     ----------     ----------     ----------     ---------

Net investment expense                        (130,807)       (96,929)       (80,244)       (90,299)       (75,098)      (62,954)
                                            ----------     ----------     ----------     ----------     ----------     ---------

Net realized gain on investments:
  Realized gain from distributions             287,031      1,145,796        311,438        164,897        120,664       220,590
  Realized gain on sales                       804,253        230,635        195,821        295,829        220,991       136,741
                                            ----------     ----------     ----------     ----------     ----------     ---------

     Net realized gain on investments:       1,091,284      1,376,431        507,259        460,726        341,655       357,331
                                            ----------     ----------     ----------     ----------     ----------     ---------

Net unrealized gain on investments:
  Unrealized gain on investments,
    beginning of period                      2,336,704      1,762,536        657,734      1,297,560         69,016       268,331
  Unrealized gain on investments,
    end of period                            4,658,326      2,336,704      1,762,536      3,766,663      1,297,560        69,016
                                            ----------     ----------     ----------     ----------     ----------     ---------

      Net unrealized gain (loss) on
        investments                          2,321,622        574,168      1,104,802      2,469,103      1,228,544      (199,315)
                                            ----------     ----------     ----------     ----------     ----------     ---------

        Net gain on investments              3,412,906      1,950,599      1,612,061      2,929,829      1,570,199       158,016
                                            ----------     ----------     ----------     ----------     ----------     ---------

Net increase in net assets
  resulting from operations                 $3,282,099     $1,853,670     $1,531,817     $2,839,530     $1,495,101     $  95,062
                                            ==========     ==========     ==========     ==========     ==========     =========

<F*>This fund was formerly known as the International Equity Fund.
<F**>See Note 2C

See accompanying notes to the financial statements.                                                               (continued)






                                            GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                                    STATEMENTS OF OPERATIONS
                                          YEARS ENDED DECEMBER 31, 1999, 1998, AND 1997
                                                         MID-CAP EQUITY                                 SMALL-CAP EQUITY
                                                        FUND DIVISION<F*>                                FUND DIVISION
                                            ----------------------------------------     ----------------------------------------
                                               1999           1998           1997           1999           1998        1997<F***>
                                            ----------      ---------     ----------      ---------      ---------     ----------
Investment income<F**>                      $       --      $      --     $       --      $      --      $      --     $      --

Expenses:
  Mortality and expense charges - VUL-95       (28,421)       (29,781)       (26,828)        (4,815)        (4,514)         (787)
  Mortality and expense charges - VGSP         (13,677)       (13,465)        (7,567)        (6,607)        (4,623)         (869)
  Mortality and expense charges - VUL-100      (14,697)       (11,694)        (6,142)        (8,869)        (5,535)         (627)
  Mortality and expense charges - VUL-98          (524)            (2)             0           (674)            (2)            0
  Mortality and expense charges - JSVUL-98        (108)            (2)             0           (173)            (2)            0
                                            ----------      ---------     ----------      ---------      ---------     ---------
    Total expenses                             (57,427)       (54,944)       (40,537)       (21,138)       (14,676)       (2,283)
                                            ----------      ---------     ----------      ---------      ---------     ---------

Net investment expense                         (57,427)       (54,944)       (40,537)       (21,138)       (14,676)       (2,283)
                                            ----------      ---------     ----------      ---------      ---------     ---------

Net realized gain (loss) on investments:
  Realized gain from distributions              16,722        208,897        262,603        116,957        112,685       149,353
  Realized gain (loss) on sales                239,296        192,934        188,905       (200,146)       (67,010)        1,064
                                            ----------      ---------     ----------      ---------      ---------     ---------

     Net realized gain (loss) on
        investments:                           256,018        401,831        451,508        (83,189)        45,675       150,417
                                            ----------      ---------     ----------      ---------      ---------     ---------

Net unrealized gain (loss) on investments:
  Unrealized gain (loss) on investments,
    beginning of period                        389,305        969,578         24,121       (414,321)      (133,375)            0
  Unrealized gain (loss) on investments,
    end of period                            1,140,498        389,305        969,578       (439,908)      (414,321)     (133,375)
                                            ----------      ---------     ----------      ---------      ---------     ---------

      Net unrealized gain (loss) on
        investments                            751,193       (580,273)       945,457        (25,587)      (280,946)     (133,375)
                                            ----------      ---------     ----------      ---------      ---------     ---------

        Net gain (loss) on investments       1,007,211       (178,442)     1,396,965       (108,776)      (235,271)       17,042
                                            ----------      ---------     ----------      ---------      ---------     ---------

Net increase (decrease) in net assets
  resulting from operations                 $  949,784      $(233,386)    $1,356,428      $(129,914)     $(249,947)    $  14,759
                                            ==========      =========     ==========      =========      =========     =========

<F*>This fund was formerly known as the Special Equity Fund.
<F**>See Note 2C
<F***>The Small-Cap Equity Fund began operations on May 1, 1997.

See accompanying notes to the financial statements.                                                               (continued)






                                             GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                                     STATEMENTS OF OPERATIONS
                                          YEARS ENDED DECEMBER 31, 1999, 1998, AND 1997
                                                         EQUITY INCOME                                     GROWTH
                                                         FUND DIVISION                                 FUND DIVISION
                                            ----------------------------------------    ----------------------------------------
                                               1999           1998           1997           1999           1998           1997
                                            ----------     ----------     ----------    -----------    -----------    ----------
Investment income:
  Dividend income                           $  314,148     $  247,254     $  186,680    $    64,208    $   116,859    $   94,061

Expenses:
  Mortality and expense charges - VUL-95       (66,672)       (59,688)       (49,108)      (114,678)       (86,045)      (65,287)
  Mortality and expense charges - VGSP         (54,738)       (42,329)       (27,082)       (93,832)       (56,854)      (37,459)
  Mortality and expense charges - VUL-100      (63,116)       (63,128)       (34,605)      (132,573)       (84,948)      (42,613)
  Mortality and expense charges - VUL-98        (3,380)            (9)             0         (6,291)           (12)            0
  Mortality and expense charges - JSVUL-98        (250)            (2)             0           (559)             0             0
                                            ----------     ----------     ----------    -----------    -----------    ----------
    Total expenses                            (188,156)      (165,156)      (110,795)      (347,933)      (227,859)     (145,359)
                                            ----------     ----------     ----------    -----------    -----------    ----------

Net investment income (expense)                125,992         82,098         75,885       (283,725)      (111,000)      (51,298)
                                            ----------     ----------     ----------    -----------    -----------    ----------

Net realized gain on investments:
  Realized gain from distributions             694,432        879,933        938,582      4,037,056      3,056,780       421,033
  Realized gain on sales                       803,421      1,352,865        310,747      1,981,320      1,016,065       381,175
                                            ----------     ----------     ----------    -----------    -----------    ----------

     Net realized gain on investments:       1,497,853      2,232,798      1,249,329      6,018,376      4,072,845       802,208
                                            ----------     ----------     ----------    -----------    -----------    ----------

Net unrealized gain on investments:
  Unrealized gain on investments,
    beginning of period                      3,031,759      3,330,524      1,528,943     10,185,551      4,728,383     2,039,425
  Unrealized gain on investments,
    end of period                            2,561,251      3,031,759      3,330,524     18,619,738     10,185,551     4,728,383
                                            ----------     ----------     ----------    -----------    -----------    ----------

      Net unrealized gain (loss) on
        investments                           (470,508)      (298,765)     1,801,581      8,434,187      5,457,168     2,688,958
                                            ----------     ----------     ----------    -----------    -----------    ----------

        Net gain on investments              1,027,345      1,934,033      3,050,910     14,452,563      9,530,013     3,491,166
                                            ----------     ----------     ----------    -----------    -----------    ----------

Net increase in net assets
  resulting from operations                 $1,153,337     $2,016,131     $3,126,795    $14,168,838    $ 9,419,013    $3,439,868
                                            ==========     ==========     ==========    ===========    ===========    ==========

See accompanying notes to the financial statements.                                                               (continued)





                                            GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                                    STATEMENTS OF OPERATIONS
                                          YEARS ENDED DECEMBER 31, 1999, 1998, AND 1997
                                                             OVERSEAS                                   ASSET MANAGER
                                                          FUND DIVISION                                 FUND DIVISION
                                            ----------------------------------------       -------------------------------------
                                               1999            1998           1997           1999           1998          1997
                                            ----------       --------       --------       --------       --------       -------
Investment income:
  Dividend income                           $  155,887       $163,318       $ 98,942       $ 41,846       $ 21,154       $ 9,219

Expenses:
  Mortality and expense charges - VUL-95       (44,402)       (38,993)       (32,823)        (1,503)          (806)         (219)
  Mortality and expense charges - VGSP         (25,313)       (20,879)       (15,095)        (2,528)        (1,194)         (597)
  Mortality and expense charges - VUL-100      (19,996)       (15,142)        (9,246)        (9,469)        (5,819)       (2,776)
  Mortality and expense charges - VUL-98        (1,027)            (1)             0         (1,934)            (4)            0
  Mortality and expense charges - JSVUL-98        (102)            (2)             0             (4)             0             0
                                            ----------       --------       --------       --------       --------       -------
    Total expenses                             (90,840)       (75,017)       (57,164)       (15,438)        (7,823)       (3,592)
                                            ----------       --------       --------       --------       --------       -------

Net investment income                           65,047         88,301         41,778         26,408         13,331         5,627
                                            ----------       --------       --------       --------       --------       -------

Net realized gain on investments:
  Realized gain from distributions             251,431        481,359        392,769         53,005         63,464        23,126
  Realized gain on sales                       344,512        205,251         73,551         31,755         11,108        10,620
                                            ----------       --------       --------       --------       --------       -------

     Net realized gain on investments:         595,943        686,610        466,320         84,760         74,572        33,746
                                            ----------       --------       --------       --------       --------       -------

Net unrealized gain on investments:
  Unrealized gain on investments,
    beginning of period                        898,037        701,980        639,437         93,508         54,259        19,793
  Unrealized gain on investments,
    end of period                            4,550,473        898,037        701,980        178,795         93,508        54,259
                                            ----------       --------       --------       --------       --------       -------

      Net unrealized gain on investments     3,652,436        196,057         62,543         85,287         39,249        34,466
                                            ----------       --------       --------       --------       --------       -------

        Net gain on investments              4,248,379        882,667        528,863        170,047        113,821        68,212
                                            ----------       --------       --------       --------       --------       -------

Net increase in net assets
  resulting from operations                 $4,313,426       $970,968       $570,641       $196,455       $127,152       $73,839
                                            ==========       ========       ========       ========       ========       =======

See accompanying notes to the financial statements.                                                               (continued)





                                           GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                                   STATEMENTS OF OPERATIONS
                                         YEARS ENDED DECEMBER 31, 1999, 1998, AND 1997
                                                           HIGH INCOME                            WORLDWIDE HARD ASSETS
                                                          FUND DIVISION                             FUND DIVISION<F*>
                                              --------------------------------------     --------------------------------------
                                                 1999         1998            1997         1999          1998            1997
                                              ---------     ---------       --------     ---------     ---------       --------
Investment income:
  Dividend income                             $ 282,249     $ 162,896       $ 91,441     $   3,217     $   1,564       $  3,388

Expenses:
  Mortality and expense charges - VUL-95         (2,058)       (2,432)        (2,255)         (722)         (759)          (754)
  Mortality and expense charges - VGSP           (6,873)       (7,426)        (4,993)         (316)         (180)          (186)
  Mortality and expense charges - VUL-100       (19,402)      (10,806)        (6,583)       (1,242)       (1,123)          (917)
  Mortality and expense charges - VUL-98           (938)           (3)             0           (23)            0              0
  Mortality and expense charges - JSVUL-98         (284)           (2)             0             0             0              0
                                              ---------     ---------       --------     ---------     ---------       --------
    Total expenses                              (29,555)      (20,669)       (13,831)       (2,303)       (2,062)        (1,857)
                                              ---------     ---------       --------     ---------     ---------       --------

Net investment income (expense)                 252,694       142,227         77,610           914          (498)         1,531
                                              ---------     ---------       --------     ---------     ---------       --------

Net realized gain (loss) on investments:
  Realized gain from distributions               10,551       103,507         11,302             0        38,415          4,590
  Realized gain (loss) on sales                (195,235)       17,158         17,736       (40,905)      (23,214)        (1,380)
                                              ---------     ---------       --------     ---------     ---------       --------

     Net realized gain (loss) on investments:  (184,684)      120,665         29,038       (40,905)       15,201          3,210
                                              ---------     ---------       --------     ---------     ---------       --------

Net unrealized gain (loss) on investments:
  Unrealized gain (loss) on investments,
    beginning of period                        (198,858)      220,773         57,062      (115,608)      (10,760)         3,346
  Unrealized gain (loss) on investments,
    end of period                               (27,408)     (198,858)       220,773       (28,094)     (115,608)       (10,760)
                                              ---------     ---------       --------     ---------     ---------       --------

      Net unrealized gain (loss) on
        investments                             171,450      (419,631)       163,711        87,514      (104,848)       (14,106)
                                              ---------     ---------       --------     ---------     ---------       --------

        Net gain (loss) on investments          (13,234)     (298,966)       192,749        46,609       (89,647)       (10,896)
                                              ---------     ---------       --------     ---------     ---------       --------

Net increase (decrease) in net assets
  resulting from operations                   $ 239,460     $(156,739)      $270,359     $  47,523     $ (90,145)      $ (9,365)
                                              =========     =========       ========     =========     =========       ========

<F*>This fund was formerly known as the Gold & Natural Resources Fund.

See accompanying notes to the financial statements.                                                              (continued)


                                                GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                                        STATEMENTS OF OPERATIONS
                                        PERIOD AND YEARS ENDED DECEMBER 31, 1999, 1998, AND 1997

                                                                   WORLDWIDE
                                                               EMERGING MARKETS                    MULTI-STYLE EQUITY
                                                                 FUND DIVISION                     FUND DIVISION<F**>
                                                              -------------------        -------------------------------------

                                                                1999     1998<F*>           1999           1998          1997
                                                              --------   --------        ----------     ----------     -------
Investment income                                             $     0      $   0         $  104,649     $   34,444     $   599

Expenses:
  Mortality and expense charges - VUL-95                          (32)         0             (3,542)          (344)          0
  Mortality and expense charges - VGSP                            (88)         0            (65,628)       (27,236)       (996)
  Mortality and expense charges - VUL-100                        (340)         0             (3,741)          (164)          0
  Mortality and expense charges - Russell VUL                       0          0            (19,658)       (12,992)     (1,582)
  Mortality and expense charges - VUL-98                         (115)        (2)            (1,847)           (20)          0
  Mortality and expense charges - JSVUL-98                         (8)         0               (282)            (4)          0
                                                              -------      -----         ----------     ----------     -------
    Total expenses                                               (583)        (2)           (94,698)       (40,760)     (2,578)
                                                              -------      -----         ----------     ----------     -------

Net investment income (expense)                                  (583)        (2)             9,951         (6,316)     (1,979)
                                                              -------      -----         ----------     ----------     -------

Net realized gain on investments:
  Realized gain from distributions                                  0          0          1,357,954         72,664           0
  Realized gain (loss) on sales                                29,159          0            281,283         66,462       5,224
                                                              -------      -----         ----------     ----------     -------

     Net realized gain on investments:                         29,159          0          1,639,237        139,126       5,224
                                                              -------      -----         ----------     ----------     -------

Net unrealized gain (loss) on investments:
  Unrealized gain on investments,
    beginning of period                                           143          0          1,504,566          1,553           0
  Unrealized gain (loss) on investments,
    end of period                                              44,010        143          2,118,228      1,504,566       1,553
                                                              -------      -----         ----------     ----------     -------

      Net unrealized gain (loss) on investments                43,867        143            613,662      1,503,013       1,553
                                                              -------      -----         ----------     ----------     -------

        Net gain (loss) on investments                         73,026        143          2,252,899      1,642,139       6,777
                                                              -------      -----         ----------     ----------     -------

Net increase (decrease) in net assets
  resulting from operations                                   $72,443      $ 141         $2,262,850     $1,635,823     $ 4,798
                                                              =======      =====         ==========     ==========     =======


<F*>The Worldwide Emerging Markets Fund began operations on September 15, 1998.
<F**>The Multi-Style Equity Fund and the Core Bond Fund began operations on January 2, 1997.                      (continued)


See accompanying notes to the financial statements.

                                                                           CORE BOND
                                                                       FUND DIVISION<F**>
                                                              ----------------------------------

                                                                 1999         1998        1997
                                                              ---------     --------     -------
Investment income                                             $ 476,170     $157,233     $ 2,483

Expenses:
  Mortality and expense charges - VUL-95                           (500)         (84)          0
  Mortality and expense charges - VGSP                          (36,113)     (17,465)       (408)
  Mortality and expense charges - VUL-100                        (1,424)         (20)          0
  Mortality and expense charges - Russell VUL                    (8,800)      (6,579)     (1,146)
  Mortality and expense charges - VUL-98                         (1,426)          (2)          0
  Mortality and expense charges - JSVUL-98                         (118)          (2)          0
                                                              ---------     --------     -------
    Total expenses                                              (48,381)     (24,152)     (1,554)
                                                              ---------     --------     -------

Net investment income (expense)                                 427,789      133,081         929
                                                              ---------     --------     -------

Net realized gain on investments:
  Realized gain from distributions                              292,845        8,034           0
  Realized gain (loss) on sales                                 (62,678)      27,645         705
                                                              ---------     --------     -------

     Net realized gain on investments:                          230,167       35,679         705
                                                              ---------     --------     -------

Net unrealized gain (loss) on investments:
  Unrealized gain on investments,
    beginning of period                                          99,544       27,482           0
  Unrealized gain (loss) on investments,
    end of period                                              (651,116)      99,544      27,482
                                                              ---------     --------     -------

      Net unrealized gain (loss) on investments                (750,660)      72,062      27,482
                                                              ---------     --------     -------

        Net gain (loss) on investments                         (520,493)     107,741      28,187
                                                              ---------     --------     -------

Net increase (decrease) in net assets
  resulting from operations                                   $ (92,704)    $240,822     $29,116
                                                              =========     ========     =======


<F**>The Multi-Style Equity Fund and the Core Bond Fund began operations on January 2, 1997.                      (continued)


See accompanying notes to the financial statements.





                                                 GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                                         STATEMENTS OF OPERATIONS
                                               YEARS ENDED DECEMBER 31, 1999, 1998, AND 1997

                                                        AGGRESSIVE EQUITY                                   NON-US
                                                        FUND DIVISION<F*>                              FUND DIVISION<F*>
                                              -----------------------------------          --------------------------------------

                                                1999          1998          1997              1999           1998          1997
                                              --------      --------      -------          ----------      --------      --------
Investment income:
  Dividend income                             $ 13,632      $  3,204      $    23          $   75,751      $ 18,758      $      0

Expenses:
  Mortality and expense charges - VUL-95        (1,191)         (233)           0              (1,218)         (207)            0
  Mortality and expense charges - VGSP         (15,730)       (9,648)        (505)            (16,258)       (9,418)         (496)
  Mortality and expense charges - VUL-100         (891)          (47)           0              (1,045)          (21)            0
  Mortality and expense charges -
    Russell VUL                                 (6,519)       (5,729)        (682)             (5,664)       (3,734)         (649)
  Mortality and expense charges - VUL-98        (1,111)          (18)           0                (458)           (3)            0
  Mortality and expense charges - JSVUL-98         (84)            0            0                 (98)           (2)            0
                                              --------      --------      -------          ----------      --------      --------
    Total expenses                             (25,526)      (15,675)      (1,187)            (24,741)      (13,385)       (1,145)
                                              --------      --------      -------          ----------      --------      --------

Net investment income (expense)                (11,894)      (12,471)      (1,164)             51,010         5,373        (1,145)
                                              --------      --------      -------          ----------      --------      --------

Net realized gain (loss) on investments:
  Realized gain from distributions              21,933       103,600            0             104,370         5,331             0
  Realized gain (loss) on sales                (47,751)      (61,039)       2,158             109,735       (18,787)           78
                                              --------      --------      -------          ----------      --------      --------

     Net realized gain (loss) on
       investments:                            (25,818)       42,561        2,158             214,105       (13,456)           78
                                              --------      --------      -------          ----------      --------      --------

Net unrealized gain (loss) on investments:
  Unrealized gain (loss) on investments,
    beginning of period                        (22,415)       23,627            0             160,666       (57,317)            0
  Unrealized gain (loss) on investments,
    end of period                              318,975       (22,415)      23,627           1,132,570       160,666       (57,317)
                                              --------      --------      -------          ----------      --------      --------

      Net unrealized gain (loss) on
        investments                            341,390       (46,042)      23,627             971,904       217,983       (57,317)
                                              --------      --------      -------          ----------      --------      --------

        Net gain (loss) on investments         315,572        (3,481)      25,785           1,186,009       204,527       (57,239)
                                              --------      --------      -------          ----------      --------      --------

Net increase (decrease) in net assets
  resulting from operations                   $303,678      $(15,952)     $24,621          $1,237,019      $209,900      $(58,384)
                                              ========      ========      =======          ==========      ========      ========

<F*>The Aggressive Equity Fund and the Non-US Fund began operations on January 2, 1997.



See accompanying notes to the financial statements.                                                                   (continued)





                                                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                                          STATEMENTS OF OPERATIONS
                                                  YEARS ENDED DECEMBER 31, 1999, AND 1998

                                                   INCOME & GROWTH               INTERNATIONAL                     VALUE
                                                    FUND DIVISION                FUND DIVISION                 FUND DIVISION
                                                ---------------------        ----------------------       ----------------------

                                                  1999       1998<F*>          1999        1998<F*>         1999        1998<F*>
                                                -------      --------        --------      --------       --------      --------
Investment income:
  Dividend income                               $     8       $  35          $      0       $   0         $     48       $   0

Expenses:
  Mortality and expense charges - VUL-95            (39)          0               (12)          0                0           0
  Mortality and expense charges - VGSP              (31)          0               (92)          0              (22)          0
  Mortality and expense charges - VUL-100          (680)          0              (389)          0             (305)          0
  Mortality and expense charges - VUL-98         (1,556)         (3)             (475)          0             (208)         (1)
  Mortality and expense charges - JSVUL-98          (58)          0               (21)          0               (6)          0
                                                -------       -----          --------       -----         --------       -----
    Total expenses                               (2,364)         (3)             (989)          0             (541)         (1)
                                                -------       -----          --------       -----         --------       -----

Net investment income (expense)                  (2,356)         32              (989)          0             (493)         (1)
                                                -------       -----          --------       -----         --------       -----

Net realized gain on investments:
  Realized gain from distributions                    0           0                 0           0              450           0
  Realized gain (loss) on sales                  34,901          12            49,932           5          (14,864)          0
                                                -------       -----          --------       -----         --------       -----

     Net realized gain (loss) on investments:    34,901          12            49,932           5          (14,414)          0
                                                -------       -----          --------       -----         --------       -----

Net unrealized gain on investments:
  Unrealized gain on investments,
    beginning of period                             471           0                45           0               85           0
  Unrealized gain on investments,
    end of period                                43,675         471           120,672          45            1,835          85
                                                -------       -----          --------       -----         --------       -----

      Net unrealized gain on investments         43,204         471           120,627          45            1,750          85
                                                -------       -----          --------       -----         --------       -----

        Net gain (loss) on investments           78,105         483           170,559          50          (12,664)         85
                                                -------       -----          --------       -----         --------       -----

Net increase (decrease) in net assets
  resulting from operations                     $75,749       $ 515          $169,570       $  50         $(13,157)      $  84
                                                =======       =====          ========       =====         ========       =====

<F*>The Income & Growth Fund, International Fund, and Value Fund began operations on September 15, 1998.           (continued)

See accompanying notes to the financial statements.





                                                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                                           STATEMENTS OF OPERATIONS
                                                  YEARS ENDED DECEMBER 31, 1999, AND 1998

                                                        BOND PORTFOLIO               SMALL COMPANY
                                                        FUND DIVISION                FUND DIVISION
                                                    ---------------------       ----------------------

                                                      1999       1998<F*>         1999        1998<F*>
                                                    --------     --------       --------      --------
Investment income:
  Dividend income                                   $ 2,328       $   0         $    104       $   4

Expenses:
  Mortality and expense charges - VUL-95                (15)          0              (36)          0
  Mortality and expense charges - VGSP                  (20)          0              (91)          0
  Mortality and expense charges - VUL-100                (8)          0              (32)          0
  Mortality and expense charges - VUL-98               (171)         (1)            (519)         (4)
  Mortality and expense charges - JSVUL-98               (7)          0              (53)          0
                                                    -------       -----         --------       -----
    Total expenses                                     (221)         (1)            (731)         (4)
                                                    -------       -----         --------       -----

Net investment income (expense)                       2,107          (1)            (627)          0
                                                    -------       -----         --------       -----

Net realized gain (loss) on investments:
  Realized gain from distributions                       40           0           11,337          71
  Realized gain (loss) on sales                        (262)          0            4,540           9
                                                    -------       -----         --------       -----

     Net realized gain (loss) on investments:          (222)          0           15,877          80
                                                    -------       -----         --------       -----

Net unrealized gain (loss) on investments:
  Unrealized gain on investments,
    beginning of period                                   3           0              187           0
  Unrealized gain (loss) on investments,
    end of period                                    (2,015)          3           96,610         187
                                                    -------       -----         --------       -----

      Net unrealized gain (loss) on investments      (2,018)          3           96,423         187
                                                    -------       -----         --------       -----

        Net gain (loss) on investments               (2,240)          3          112,300         267
                                                    -------       -----         --------       -----

Net increase (decrease) in net assets
  resulting from operations                         $  (133)      $   2         $111,673       $ 267
                                                    =======       =====         ========       =====

<F*>The Bond Portfolio Fund and Small Company Portfolio Fund began operations on September 15, 1998.



See accompanying notes to the financial statements.


                                                 GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                                    STATEMENTS OF CHANGES IN NET ASSETS
                                              YEARS ENDED DECEMBER 31, 1999, 1998, AND 1997



                                                         S & P 500 INDEX                                 MONEY MARKET
                                                          FUND DIVISION                                 FUND DIVISION
                                           -----------------------------------------      --------------------------------------

                                               1999           1998           1997            1999          1998          1997
                                           -----------    -----------    -----------      ----------    ----------    ----------
Operations:
  Net investment expense                   $  (404,761)   $  (246,025)   $  (125,228)     $  (60,049)   $  (45,604)   $  (36,015)
  Net realized gain on investments           6,020,806      3,142,731      2,484,096         548,377       435,619        73,476
  Net unrealized gain (loss) on
    investments                              3,741,542      4,823,143      1,526,899        (108,747)     (110,593)      183,867
                                           -----------    -----------    -----------      ----------    ----------    ----------

    Net increase in net assets
      resulting from operations              9,357,587      7,719,849      3,885,767         379,581       279,422       221,328

  Net deposits into (deductions from)
      Separate Account                       8,977,500     14,119,467      2,209,424       2,797,074    (2,860,090)      932,501
                                           -----------    -----------    -----------      ----------    ----------    ----------

    Increase (decrease) in net assets       18,335,087     21,839,316      6,095,191       3,176,655    (2,580,668)    1,153,829
  Net assets, beginning of period           42,417,639     20,578,323     14,483,132       6,735,587     9,316,255     8,162,426
                                           -----------    -----------    -----------      ----------    ----------    ----------

  Net assets, end of period                $60,752,726    $42,417,639    $20,578,323      $9,912,242    $6,735,587    $9,316,255
                                           ===========    ===========    ===========      ==========    ==========    ==========






See accompanying notes to the financial statements.                                                                 (continued)




                                                 GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                                   STATEMENTS OF CHANGES IN NET ASSETS
                                              YEARS ENDED DECEMBER 31, 1999, 1998, AND 1997



                                                          BOND INDEX                                 MANAGED EQUITY
                                                         FUND DIVISION                               FUND DIVISION
                                           ---------------------------------------      --------------------------------------

                                              1999          1998           1997            1999          1998          1997
                                           ----------    ----------    -----------      ----------    ----------    ----------
Operations:
  Net investment expense                   $  (49,087)   $  (33,130)   $   (22,907)     $  (50,674)   $  (40,187)   $  (29,512)
  Net realized gain (loss) on investments     357,632       271,592        (10,472)        472,578       700,721       346,937
  Net unrealized gain (loss) on
    investments                              (528,508)       63,834        250,471        (325,744)      (48,504)      368,231
                                           ----------    ----------    -----------      ----------    ----------    ----------

    Net increase in net assets
      resulting from operations              (219,963)      302,296        217,092          96,160       612,030       685,656

  Net deposits into (deductions from)
      Separate Account                      1,249,584     1,356,281     (3,532,130)        761,498       679,065       779,803
                                           ----------    ----------    -----------      ----------    ----------    ----------

    Increase (decrease)  in net assets      1,029,621     1,658,577     (3,315,038)        857,658     1,291,095     1,465,459
  Net assets, beginning of period           5,107,121     3,448,544      6,763,582       5,526,410     4,235,315     2,769,856
                                           ----------    ----------    -----------      ----------    ----------    ----------

  Net assets, end of period                $6,136,742    $5,107,121    $ 3,448,544      $6,384,068    $5,526,410    $4,235,315
                                           ==========    ==========    ===========      ==========    ==========    ==========






See accompanying notes to the financial statements.                                                                (continued)





                                               GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                                  STATEMENTS OF CHANGES IN NET ASSETS
                                              YEARS ENDED DECEMBER 31, 1999, 1998, AND 1997



                                                        ASSET ALLOCATION                             INTERNATIONAL INDEX
                                                          FUND DIVISION                               FUND DIVISION<F*>
                                           -----------------------------------------      ---------------------------------------

                                               1999           1998          1997             1999           1998          1997
                                           -----------    -----------    -----------      -----------    ----------    ----------
Operations:
  Net investment expense                   $  (130,807)   $   (96,929)   $   (80,244)     $   (90,299)   $  (75,098)   $  (62,954)
  Net realized gain on investments           1,091,284      1,376,431        507,259          460,726       341,655       357,331
  Net unrealized gain (loss) on
    investments                              2,321,622        574,168      1,104,802        2,469,103     1,228,544      (199,315)
                                           -----------    -----------    -----------      -----------    ----------    ----------

    Net increase in net assets
      resulting from operations              3,282,099      1,853,670      1,531,817        2,839,530     1,495,101        95,062

  Net deposits into
      Separate Account                       1,858,100      1,102,997        909,812          237,255       557,433       979,833
                                           -----------    -----------    -----------      -----------    ----------    ----------

    Increase in net assets                   5,140,199      2,956,667      2,441,629        3,076,785     2,052,534     1,074,895
  Net assets, beginning of period           13,432,972     10,476,305      8,034,676        9,916,827     7,864,293     6,789,398
                                           -----------    -----------    -----------      -----------    ----------    ----------

  Net assets, end of period                $18,573,171    $13,432,972    $10,476,305      $12,993,612    $9,916,827    $7,864,293
                                           ===========    ===========    ===========      ===========    ==========    ==========



<F*>This fund was formerly known as the International Equity Fund.

See accompanying notes to the financial statements.                                                                  (continued)





                                                 GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                                   STATEMENTS OF CHANGES IN NET ASSETS
                                              YEARS ENDED DECEMBER 31, 1999, 1998, AND 1997



                                                        MID-CAP EQUITY                            SMALL-CAP EQUITY
                                                       FUND DIVISION<F*>                            FUND DIVISION
                                           --------------------------------------      --------------------------------------

                                              1999          1998          1997            1999          1998        1997<F**>
                                           ----------    ----------    ----------      ----------    ----------    ----------
Operations:
  Net investment expense                   $  (57,427)   $  (54,944)   $  (40,537)     $  (21,138)   $  (14,676)   $   (2,283)
  Net realized gain (loss) on investments     256,018       401,831       451,508         (83,189)       45,675       150,417
  Net unrealized gain (loss) on
    investments                               751,193      (580,273)      945,457         (25,587)     (280,946)     (133,375)
                                           ----------    ----------    ----------      ----------    ----------    ----------

    Net increase (decrease) in net assets
      resulting from operations               949,784      (233,386)    1,356,428        (129,914)     (249,947)       14,759

  Net deposits into (deductions from)
      Separate Account                         26,099     1,376,768       793,111         672,746     1,480,805     1,129,095
                                           ----------    ----------    ----------      ----------    ----------    ----------

    Increase in net assets                    975,883     1,143,382     2,149,539         542,832     1,230,858     1,143,854
  Net assets, beginning of period           7,378,098     6,234,716     4,085,177       2,374,712     1,143,854             0
                                           ----------    ----------    ----------      ----------    ----------    ----------

  Net assets, end of period                $8,353,981    $7,378,098    $6,234,716      $2,917,544    $2,374,712    $1,143,854
                                           ==========    ==========    ==========      ==========    ==========    ==========


<F*>This fund was formerly known as the Special Equity Fund.
<F**>The Small-Cap Equity Fund began operations on May 1, 1997.

See accompanying notes to the financial statements.                                                              (continued)





                                                 GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                                   STATEMENTS OF CHANGES IN NET ASSETS
                                              YEARS ENDED DECEMBER 31, 1999, 1998, AND 1997



                                                          EQUITY INCOME                                    GROWTH
                                                          FUND DIVISION                                FUND DIVISION
                                           -----------------------------------------     -----------------------------------------

                                               1999          1998           1997            1999           1998           1997
                                           -----------    -----------    -----------     -----------    -----------    -----------
Operations:
  Net investment income (expense)          $   125,992    $    82,098    $    75,885     $  (283,725)   $  (111,000)   $   (51,298)
  Net realized gain on investments           1,497,853      2,232,798      1,249,329       6,018,376      4,072,845        802,208
  Net unrealized gain (loss) on
    investments                               (470,508)      (298,765)     1,801,581       8,434,187      5,457,168      2,688,958
                                           -----------    -----------    -----------     -----------    -----------    -----------

    Net increase in net assets
      resulting from operations              1,153,337      2,016,131      3,126,795      14,168,838      9,419,013      3,439,868

  Net deposits into
      Separate Account                       2,171,008      1,818,144      3,516,214       6,264,467      3,631,816      5,418,111
                                           -----------    -----------    -----------     -----------    -----------    -----------

    Increase in net assets                   3,324,345      3,834,275      6,643,009      20,433,305     13,050,829      8,857,979
  Net assets, beginning of period           20,830,092     16,995,817     10,352,808      35,279,420     22,228,591     13,370,612
                                           -----------    -----------    -----------     -----------    -----------    -----------

  Net assets, end of period                $24,154,437    $20,830,092    $16,995,817     $55,712,725    $35,279,420    $22,228,591
                                           ===========    ===========    ===========     ===========    ===========    ===========






See accompanying notes to the financial statements.                                                                   (continued)



                                                GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                                   STATEMENTS OF CHANGES IN NET ASSETS
                                              YEARS ENDED DECEMBER 31, 1999, 1998, AND 1997



                                                            OVERSEAS                                 ASSET MANAGER
                                                         FUND DIVISION                               FUND DIVISION
                                           ---------------------------------------       ------------------------------------

                                               1999          1998          1997             1999          1998         1997
                                           -----------    ----------    ----------       ----------    ----------    --------
Operations:
  Net investment income                    $    65,047    $   88,301    $   41,778       $   26,408    $   13,331    $  5,627
  Net realized gain on investments             595,943       686,610       466,320           84,760        74,572      33,746
  Net unrealized gain on investments         3,652,436       196,057        62,543           85,287        39,249      34,466
                                           -----------    ----------    ----------       ----------    ----------    --------

    Net increase in net assets
      resulting from operations              4,313,426       970,968       570,641          196,455       127,152      73,839

  Net deposits into
      Separate Account                         765,467       830,006     2,154,913          984,955       531,902     227,154
                                           -----------    ----------    ----------       ----------    ----------    --------

    Increase in net assets                   5,078,893     1,800,974     2,725,554        1,181,410       659,054     300,993
  Net assets, beginning of period            9,972,458     8,171,484     5,445,930        1,236,511       577,457     276,464
                                           -----------    ----------    ----------       ----------    ----------    --------

  Net assets, end of period                $15,051,351    $9,972,458    $8,171,484       $2,417,921    $1,236,511    $577,457
                                           ===========    ==========    ==========       ==========    ==========    ========






See accompanying notes to the financial statements.                                                              (continued)





                                                 GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                                   STATEMENTS OF CHANGES IN NET ASSETS
                                              YEARS ENDED DECEMBER 31, 1999, 1998, AND 1997



                                                          HIGH INCOME                          WORLDWIDE HARD ASSETS
                                                         FUND DIVISION                           FUND DIVISION<F*>
                                            --------------------------------------       --------------------------------

                                               1999          1998          1997            1999        1998        1997
                                            ----------    ----------    ----------       --------    --------    --------
Operations:
  Net investment income (expense)           $  252,694    $  142,227    $   77,610       $    914    $   (498)   $  1,531
  Net realized gain (loss) on investments     (184,684)      120,665        29,038        (40,905)     15,201       3,210
  Net unrealized gain (loss) on
    investments                                171,450      (419,631)      163,711         87,514    (104,848)    (14,106)
                                            ----------    ----------    ----------       --------    --------    --------

    Net increase (decrease) in net assets
      resulting from operations                239,460      (156,739)      270,359         47,523     (90,145)     (9,365)

  Net deposits into
      Separate Account                       1,146,113       970,866       711,529         47,731      41,428      92,851
                                            ----------    ----------    ----------       --------    --------    --------

    Increase (decrease) in net assets        1,385,573       814,127       981,888         95,254     (48,717)     83,486
  Net assets, beginning of period            2,987,046     2,172,919     1,191,031        221,088     269,805     186,319
                                            ----------    ----------    ----------       --------    --------    --------

  Net assets, end of period                 $4,372,619    $2,987,046    $2,172,919       $316,342    $221,088    $269,805
                                            ==========    ==========    ==========       ========    ========    ========


<F*>This fund was formerly known as the Gold & Natural Rescources Fund.


See accompanying notes to the financial statements.                                                          (continued)





                                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                    STATEMENTS OF CHANGES IN NET ASSETS
                                YEARS ENDED DECEMBER 31, 1999, 1998, AND 1997


                                                                     WORLDWIDE
                                                                 EMERGING MARKETS                    MULTI-STYLE EQUITY
                                                                   FUND DIVISION                     FUND DIVISION<F**>
                                                              ---------------------     ------------------------------------------

                                                                1999       1998<F*>         1999           1998            1997
                                                              --------     --------      -----------    -----------     ----------
Operations:
  Net investment income (expense)                             $   (583)     $   (2)      $     9,951    $    (6,316)    $   (1,979)
  Net realized gain on investments                              29,159           0         1,639,237        139,126          5,224
  Net unrealized gain (loss) on investments                     43,867         143           613,662      1,503,013          1,553
                                                              --------      ------       -----------    -----------     ----------

    Net increase (decrease) in net assets
      resulting from operations                                 72,443         141         2,262,850      1,635,823          4,798

  Net deposits into
      Separate Account                                         194,510       1,700         3,014,155      7,540,459      2,534,482
                                                              --------      ------       -----------    -----------     ----------

    Increase in net assets                                     266,953       1,841         5,277,005      9,176,282      2,539,280
  Net assets, beginning of period                                1,841           0        11,715,562      2,539,280              0
                                                              --------      ------       -----------    -----------     ----------

  Net assets, end of period                                   $268,794      $1,841       $16,992,567    $11,715,562     $2,539,280
                                                              ========      ======       ===========    ===========     ==========


                                                                             CORE BOND
                                                                         FUND DIVISION<F**>
                                                              --------------------------------------

                                                                 1999          1998          1997
                                                              ----------    ----------    ----------
Operations:
  Net investment income (expense)                             $  427,789    $  133,081    $      929
  Net realized gain on investments                               230,167        35,679           705
  Net unrealized gain (loss) on investments                     (750,660)       72,062        27,482
                                                              ----------    ----------    ----------

    Net increase (decrease) in net assets
      resulting from operations                                  (92,704)      240,822        29,116

  Net deposits into
      Separate Account                                         3,244,804     5,262,341     1,125,291
                                                              ----------    ----------    ----------

    Increase in net assets                                     3,152,100     5,503,163     1,154,407
  Net assets, beginning of period                              6,657,570     1,154,407             0
                                                              ----------    ----------    ----------

  Net assets, end of period                                   $9,809,670    $6,657,570    $1,154,407
                                                              ==========    ==========    ==========

<F*>The Worldwide Emerging Markets Fund Fund began operations on September 15,1998.
<F**>The Multi-Style Equity Fund, and Core Bond Fund began operations on January 2, 1997.

See accompanying notes to the financial statements.                                                                    (continued)





                                                GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                                  STATEMENTS OF CHANGES IN NET ASSETS
                                              YEARS ENDED DECEMBER 31, 1999, 1998, AND 1997



                                                           AGGRESSIVE EQUITY                               NON-US
                                                           FUND DIVISION<F*>                          FUND DIVISION<F*>
                                               --------------------------------------       ------------------------------------


                                                   1999          1998         1997             1999          1998         1997
                                               ----------    ----------    ----------       ----------    ----------    --------
Operations:
   Net investment income (expense)             $  (11,894)   $  (12,471)   $   (1,164)      $   51,010    $    5,373    $ (1,145)
   Net realized gain (loss) on investments        (25,818)       42,561         2,158          214,105       (13,456)         78
   Net unrealized gain (loss) on investments      341,390       (46,042)       23,627          971,904       217,983     (57,317)
                                               ----------    ----------    ----------       ----------    ----------    --------

     Net increase (decrease) in net assets
       resulting from operations                  303,678       (15,952)       24,621        1,237,019       209,900     (58,384)

   Net deposits into
     Separate Account                             607,124     2,627,723     1,320,804          349,703     2,418,138     842,227
                                               ----------    ----------    ----------       ----------    ----------    --------

     Increase in net assets                       910,802     2,611,771     1,345,425        1,586,722     2,628,038     783,843
   Net assets, beginning of period              3,957,196     1,345,425             0        3,411,881       783,843           0
                                               ----------    ----------    ----------       ----------    ----------    --------

   Net assets, end of period                   $4,867,998    $3,957,196    $1,345,425       $4,998,603    $3,411,881    $783,843
                                               ==========    ==========    ==========       ==========    ==========    ========


<F*>The Aggressive Equity Fund and Non-U.S. Fund began operations on January 2, 1997.


See accompanying notes to the financial statements.                                                               (continued)




                                              GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                                STATEMENTS OF CHANGES IN NET ASSETS
                                              YEARS ENDED DECEMBER 31, 1999, AND 1998



                                               INCOME & GROWTH              INTERNATIONAL                 VALUE
                                                FUND DIVISION               FUND DIVISION             FUND DIVISION
                                            ---------------------       ---------------------     ---------------------

                                              1999       1998<F*>         1999       1998<F*>       1999       1998<F*>
                                            --------     --------       --------     --------     --------     --------
Operations:
  Net investment income (expense)           $ (2,356)     $   32        $   (989)     $  0        $   (493)     $   (1)
  Net realized gain (loss) on investments     34,901          12          49,932         5         (14,414)          0
  Net unrealized gain on investments          43,204         471         120,627        45           1,750          85
                                            --------      ------        --------      ----        --------      ------

    Net increase (decrease) in net assets
      resulting from operations               75,749         515         169,570        50         (13,157)         84

  Net deposits into
      Separate Account                       652,207       6,845         433,721       853         106,165       3,786
                                            --------      ------        --------      ----        --------      ------

    Increase in net assets                   727,956       7,360         603,291       903          93,008       3,870
  Net assets, beginning of period              7,360           0             903         0           3,870           0
                                            --------      ------        --------      ----        --------      ------

  Net assets, end of period                 $735,316      $7,360        $604,194      $903        $ 96,878      $3,870
                                            ========      ======        ========      ====        ========      ======


<F*>The Income & Growth Fund, International Fund, and Value Fund began operations on September 15, 1998.


See accompanying notes to the financial statements.                                                        (continued)




                            GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                              STATEMENTS OF CHANGES IN NET ASSETS
                            YEARS ENDED DECEMBER 31, 1999, AND 1998



                                                        BOND PORTFOLIO              SMALL COMPANY
                                                        FUND DIVISION               FUND DIVISION
                                                    --------------------        ---------------------

                                                      1999      1998<F*>          1999       1998<F*>
                                                    --------    --------        --------     --------
Operations:
  Net investment income (expense)                   $  2,107     $   (1)        $   (627)     $    0
  Net realized gain (loss) on investments               (222)         0           15,877          80
  Net unrealized gain (loss) on investments           (2,018)         3           96,423         187
                                                    --------     ------         --------      ------

    Net increase (decrease) in net assets
      resulting from operations                         (133)         2          111,673         267

  Net deposits into
      Separate Account                               138,293      3,299          482,575       2,922
                                                    --------     ------         --------      ------

    Increase in net assets                           138,160      3,301          594,248       3,189
  Net assets, beginning of period                      3,301          0            3,189           0
                                                    --------     ------         --------      ------

  Net assets, end of period                         $141,461     $3,301         $597,437      $3,189
                                                    ========     ======         ========      ======


<F*>The Bond Portfolio Fund and Small Company Fund began operations on September 15, 1998.


See accompanying notes to the financial statements.

             GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                  NOTES TO FINANCIAL STATEMENTS
                        DECEMBER 31, 1999

NOTE 1 - ORGANIZATION

General American Separate Account Eleven (the Separate Account) commenced operations on September 15, 1987 and is registered under the Investment Company Act of 1940 (1940 Act) as a unit investment trust.
The Separate Account offers six products: Variable Universal Life (VUL-95), Variable General Select Plus (VGSP), Variable Universal Life (VUL-100), Russell Variable Universal Life (Russell VUL) Variable Universal Life (VUL-98), and Joint and Survivor Universal Life (JSVUL-98) that receive and invest net premiums for flexible premium variable life insurance policies that are issued by General American Life
Insurance Company (General American). The Separate Account is divided into twenty-four Divisions. Each Division invests exclusively in shares of a single Fund of either General American Capital Company, Variable Insurance Products Fund, Variable Insurance Products Fund II, Van Eck Worldwide Insurance Trust, Russell Insurance Funds, American Century Variable Portfolios, Inc. or J.P. Morgan Series Trust II which are open-end, diversified management companies. The Funds of the General American Capital Company, sponsored by General American, are the
S & P 500 Index (formerly Equity Index), Money Market, Bond Index, Managed Equity, Asset Allocation, International Index (formerly International Equity), Mid-Cap Equity (formerly Special Equity), and the Small-Cap Equity Fund Divisions. The Funds of the Variable Insurance Products
Fund, managed by Fidelity Management & Research Company, are the Equity Income, Growth, Overseas, and the High Income Fund Divisions. The Funds of the Variable Insurance Products Fund II, managed by Fidelity
Management and Research Company is the Asset Manager Fund. The Funds of the Van Eck Worldwide Insurance Trust, managed by Van Eck Associates Corporation, are the Worldwide Hard Assets Fund, formerly known as the Gold and Natural Resources Fund and the Worldwide Emerging Markets Fund Divisions. The Funds of the Russell Variable Insurance Product, managed by Frank Russell Investment Management Company are the Multi-style
Equity, Core Bond, Aggressive Equity, and Non-US Fund Divisions. The Funds of the American Century Variable Portfolios, Inc. managed by American Century Investments are the Income & Growth, International, and Value Fund Divisions. The Funds of the J.P. Morgan Trust II, managed by J.P. Morgan Investment Management, Inc. are the Bond Portfolio and Small Company Portfolio Fund Divisions. Policyholders have the option of directing their premium payments into one or all of the Funds as well as into the general account of General American, which is not generally subject to regulation under the Securities Act of 1933 or the 1940 Act.
On January 6, 2000, Metropolitan Life Insurance Company (Metlife), headquartered in New York City, purchased 100% of GenAmerica Corporation (the Company) for $1.2 billion in cash. The acquisition was a result of liquidity problems encountered by the Company's wholly-owned subsidiary General American Life Insurance Company (General American) during 1999.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Separate Account in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A.   Investments

     The Separate Accounts' investments in the twenty-four Funds are valued daily based on the net asset values of the respective Fund shares held as reported to General American by General American Capital Company, Variable Insurance Products Fund, Variable Insurance Products Fund II, Van Eck Worldwide Insurance Trust, Russell Insurance Funds, American Century Portfolios, and J.P. Morgan Series Trust II. The specific identification method is used in determining the cost of shares sold on withdrawals by the Separate Account. Share transactions are recorded on the trade date, which is the same as the settlement date.

B.   Federal Income Taxes

     Under current federal income tax law, capital gains from sales of investments of the Separate Account are not taxable. Therefore, no federal income tax expense has been provided.

          GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
               NOTES TO FINANCIAL STATEMENTS
                     DECEMBER 31, 1999

C.   Distribution of Income and Realized Capital Gains

     General American Capital Company follows the federal income tax practice known as consent dividending, whereby substantially all of its net investment income and realized gains are deemed to be passed through to the Separate Account. As a result, General American Capital Company does not pay any dividends or capital gain distributions. During December of each year, accumulated investment income and capital gains of the underlying Capital Company Fund are allocated to the Separate Account by increasing the cost basis and recognizing a capital gain in the Separate Account. The Variable Insurance Products Fund, Variable Insurance Products Fund II, Van Eck Worldwide Insurance Trust, Russell Insurance Funds, American Century Variable Portfolios, and J.P. Morgan Series Trust II intend to pay out all of their net investment income and net realized capital gains each year. Dividends from the funds are distributed at least annually on a per share basis and are recorded on the ex dividend date. Normally, net realized capital gains, if any, are distributed each year for each fund. Such income and capital gain distributions are automatically reinvested in additional shares of the funds.

D.   Use of Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

NOTE 3 - POLICY CHARGES

Charges are deducted from premiums and paid to General American for providing the insurance benefits set forth in the contracts and any additional benefits added by rider, administering the policies, reimbursement of expenses incurred in distributing the policies, and assuming certain risks in connection with the policies.

Prior to the allocation of net premiums among General American's general account and the Fund Divisions of the Separate Account, premium payments are reduced by premium expense charges, which consist of a sales charge and a charge for premium taxes. The premium payment, less the premium expense charge, equals the net premium.

     Sales Charge:  A sales charge equal to 6% is deducted from each
     -------------
     VUL-95 premium paid. A sales charge of 5% in years one through ten and 2.25% thereafter is deducted from each VGSP premium paid. A maximum sales charge of 5% in years one through ten and a maximum 2.25% thereafter based on initial deposit is deducted from each Russell VUL premium paid. A sales charge equal to 15% up to the target premium and 5% on the excess in the first policy year is deducted from each VUL-98 and JSVUL-98 premium paid. The sales charge is 5% on all premiums in policy years two to ten, and 2% on all premiums in policy years eleven or later. This charge is deducted to partially reimburse General American for expenses incurred in distributing the policy and any additional benefits provided by rider. No sales charge is deducted from VUL-100 premiums.

     Premium Taxes:  Various state and political subdivisions impose a
     --------------
     tax on premiums received by insurance companies. Premium taxes vary from state to state. A deduction of 2% of each VUL-95 premium, 2.5% of each VGSP premium, 2.10% of each VUL-100 premium, 2.5% of each Russell VUL premium, and the actual tax rate for VUL-98 and JSVUL-98 is made from each premium payment for these taxes.
     In addition, a 1.25% deduction is taken from VUL-100 premiums and a 1.3% deduction is taken from VUL-98 and JSVUL-98 to cover the company's Federal income tax costs attributable to the amount of premium received.

Charges are deducted monthly from the cash value of each policy to compensate General American for (a) certain administrative costs; (b) insurance underwriting and acquisition expenses in connection with issuing a policy; (c) the cost of insurance, and (d) the cost of optional benefits added by rider.

              GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                   NOTES TO FINANCIAL STATEMENTS
                         DECEMBER 31, 1999


     Administrative Charge:  General American has responsibility for
     ----------------------
     the administration of the policies and the Separate Account. As reimbursement for administrative expenses related to the maintenance of each policy and the Separate Account, General American assesses a monthly administrative charge against each policy. This charge is $10 per month for a standard policy and $12 per month for a pension policy during the first 12 policy months and $4 (standard) and $6 (pension) per month for all policy months beyond the 12th for VUL-95 contracts. The charge is $4 per month for VGSP and Russell VUL contracts. The charge is $13 per month during the first 12 policy months and $6 per month thereafter for VUL-100 contracts. The charge is $25 per month in the first policy year and $6 per month in each subsequent policy year for VUL-98 and JSVUL-98 contracts.

     Insurance Underwriting and Acquisition Expense Charge:  An
     ------------------------------------------------------
     additional administrative charge is deducted from the policy cash value for VUL-95 as part of the monthly deduction during the first 12 policy months and for the first 12 policy months following an increase in the face amount. The charge is $0.08 per month multiplied by the face amount divided by 1,000. For VUL-100, the charge during the first 12 policy months is $0.16 per month multiplied by the face amount divided by 1,000, and in all policy years thereafter, the charge is $0.01 per month multiplied by the face amount divided by 1,000. For VUL-98 and JSVUL-98, there is a charge per $1,000 of face amount, determined by age, sex, and smoker class, payable for ten years following the policy issue or an increase in the face amount.

     Cost of Insurance:  The cost of insurance is deducted on each
     ------------------
     monthly anniversary date for the following policy month. Because the cost of insurance depends upon a number of variables, the cost
     varies for each policy month.   The cost of insurance is
     determined separately for the initial face amount and for any subsequent increases in face amount. General American determines the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each policy month.

     Optional Rider Benefits Charge:  This monthly deduction includes
     -------------------------------
     charges for any additional benefits provided by rider.

     Contingent Deferred Sales Charge:  During the first ten policy
     ---------------------------------
     years for VUL-95, VGSP, and Russell VUL, and the first fifteen years for VUL-100, General American also assesses a charge upon surrender or lapse of a policy, a requested decrease in face amount, or a partial withdrawal that causes the face amount to decrease. The amount of the charge assessed depends on a number of factors, including whether the event is a full surrender or lapse or only a decrease in face amount, the amount of premiums received to date by General American, and the policy year in which the surrender or other event takes place. For VUL-98 and JSVUL-98, the charge is bases on the annual target premium, rather than the premiums actually received by General American.

     Mortality and Expense Charge:  In addition to the above charges, a
     -----------------------------
     daily charge is made at the separate account level for the mortality and expense risks assumed by General American. General American deducts a daily charge from the Separate Account at the rate of .002319% for VUL-95, .0019111% for VGSP, .002455% for VUL-100,
     .001366% for Russell VUL, and .0015027% for VUL-98 and JSVUL-98 of the net assets of each division of the Separate Account, which equals an annual rate of .85%, .70%, .90%, .50%, .55%, and .55% for VUL-95,
     VGSP, VUL-100, Russell VUL, VUL 98, and JSVUL-98, respectively. VUL-95, VGSP, VUL-100, Russell VUL, VUL-98, and JSVUL-98 mortality and expense charges for 1999 were $583,872, $528,396, $524,079,
     $40,641, $54,323, and $5,931 respectively. The mortality risk assumed by General American is the risk that those insured may die sooner than anticipated and therefore, that General American will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the policy will exceed the amounts realized from the administrative charges assessed against the policy.

              GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                   NOTES TO FINANCIAL STATEMENTS
                         DECEMBER 31, 1999


NOTE 4 - INVESTMENT OBJECTIVES, MANAGER CHANGES AND NEW DIVISIONS

Effective April 30, 1998, the four divisions of the Frank Russell funds became available for Variable Universal Life (VUL-95) and Variable Universal Life (VUL 100).

On September 15, 1998, six new divisions and two new products - VUL-98 and JSVUL-98 were added to Separate Account Eleven. Three of the new divisions are the Income & Growth Fund, the International Fund, and the Value Fund. The underlying funds in these divisions are offered by American Century Variable Portfolios and managed by American Century Investments. Two of the new divisions are the Bond Portfolio Fund and the Small Company Portfolio Fund. The underlying funds in these divisions are offered by J.P. Morgan Trust II and managed by J.P. Morgan Investment Management, Inc. The Worldwide Emerging Markets Fund Division is offered by Van Eck World Wide Insurance Trust and managed by Van Eck Associates Corporation. The investment objectives of each of these new divisions are as follows:

Income & Growth Fund - To provide dividend growth, current income and
--------------------
capital appreciation by investing in common stocks.

International Fund - To provide capital growth by investing primarily in
------------------
an internationally diversified portfolio of common stocks that are considered by management to have prospects for appreciation.

Value Fund - To provide long-term capital growth by investing in
----------
securities that management believes to be undervalued at the time of purchase.

Bond Portfolio Fund - To provide a high total return consistent with
-------------------
moderate risk of capital and maintenance of liquidity.

Small Company Portfolio Fund - To provide a high total return from a
----------------------------
portfolio of equity securities of small companies.

Worldwide Emerging Markets Fund - To provide long-term capital
-------------------------------
appreciation by investing primarily in equity securities in emerging markets around the world.

Effective April 30, 1999, the three divisions of the American Century funds, the two divisions of the J. P. Morgan funds, and the Worldwide Emerging Markets Division offered by Van Eck Associates became available for Variable Universal Life (VUL-95), Variable General Select Plus
(VGSP), and Variable Universal Life (VUL-100).

             GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                  NOTES TO FINANCIAL STATEMENTS
                        DECEMBER 31, 1999

NOTE 5 - PURCHASES AND SALES

During the year ended December 31, 1999, purchases including net realized gain and income from distribution and proceeds from sales of General American Capital Company shares were as follows:

              S & P 500        MONEY           BOND          MANAGED         ASSET      INTERNATIONAL     MID-CAP      SMALL-CAP
                INDEX         MARKET           INDEX         EQUITY       ALLOCATION        INDEX         EQUITY         EQUITY
                FUND           FUND            FUND           FUND           FUND           FUND           FUND           FUND
             -----------    -----------     ----------     ----------     ----------    -------------   ----------     ----------
Purchases    $17,996,914    $20,864,176     $2,462,394     $1,821,337     $4,740,174     $1,395,034     $1,564,641     $1,455,784
             ===========    ===========     ==========     ==========     ==========     ==========     ==========     ==========
Sales        $ 5,552,782    $17,520,562     $  896,592     $  809,643     $2,550,835     $1,076,698     $1,568,690     $  678,628
             ===========    ===========     ==========     ==========     ==========     ==========     ==========     ==========

During the year ended December 31, 1999, purchases (including dividend reinvestment) and proceeds from sales of Variable Insurance Products Fund Shares were as follows:

              EQUITY INCOME        GROWTH             OVERSEAS           HIGH INCOME
                  FUND              FUND                FUND                FUND
              -------------      -----------         ----------          -----------
Purchases      $5,903,602        $13,832,577         $2,346,334          $3,304,883
               ==========        ===========         ==========          ==========
Sales          $2,961,663        $ 3,848,234         $1,263,050          $1,892,920
               ==========        ===========         ==========          ==========

During the year ended December 31, 1999, purchases (including dividend reinvestment) and proceeds from sales of Variable Insurance Products Fund II shares were as follows:

                           ASSET MANAGER
                               FUND
                           -------------
Purchases                    $1,731,627
                             ==========
Sales                        $  664,603
                             ==========

During the year ended December 31, 1999, purchases (including dividend reinvestment) and proceeds from sales of Van Eck Worldwide Insurance Trust shares were as follows:

                              WORLDWIDE          WORLDWIDE
                             HARD ASSETS         EMERGING
                                FUND           MARKETS FUND
                             -----------       ------------
Purchases                      $122,599          $529,983
                               ========          ========
Sales                          $ 72,844          $344,809
                               ========          ========

During the year ended December 31, 1999, purchases (including dividend reinvestment) and proceeds from sales of Russell Insurance Funds shares were as follows:

                  MULTI-STYLE          CORE BOND           AGGRESSIVE             NON-US
                  EQUITY FUND             FUND             EQUITY FUND             FUND
                  -----------          ----------          -----------          ----------
Purchases          $6,023,787          $5,542,508          $1,238,176           $1,216,509
                   ==========          ==========          ==========           ==========
Sales              $1,281,297          $1,342,535          $  630,824           $  703,797
                   ==========          ==========          ==========           ==========

During the period ended December 31, 1999, purchases (including dividend reinvestment) and proceeds from sales of American Century Variable Portfolios shares were as follows:

                    INCOME &           INTERNATIONAL
                   GROWTH FUND             FUND           VALUE FUND
                   -----------         -------------      ----------
Purchases          $1,164,782            $792,441          $399,886
                   ==========            ========          ========
Sales              $  514,040            $359,568          $293,873
                   ==========            ========          ========

During the period ended December 31, 1999, purchases (including dividend reinvestment) and proceeds from sales of J.P. Morgan Series Trust II shares were as follows:

                                           SMALL
                  BOND PORTFOLIO          COMPANY
                       FUND            PORTFOLIO FUND
                  --------------       --------------
Purchases            $154,493             $541,150
                     ========             ========
Sales                $ 14,002             $ 49,236
                     ========             ========

NOTE 6 - ACCUMULATION UNIT ACTIVITY

The following is a summary of the accumulation unit activity for the years ended December 31, 1999, 1998, and 1997:

                                                         S & P 500 INDEX                                 MONEY MARKET
                                                          FUND DIVISION                                  FUND DIVISION
                                              -----------------------------------          ---------------------------------------

                                                1999          1998         1997              1999           1998            1997
                                              --------      -------      --------          --------      ----------       --------
Variable Universal Life - 95:
  Deposits                                      40,318       53,610        70,404            56,074          63,693         98,719
  Withdrawals                                  (51,800)     (44,959)      (29,686)          (31,779)        (66,600)      (110,821)
  Outstanding units, beginning of year         244,956      236,305       195,587            43,796          46,703         58,805
                                              --------      -------      --------          --------      ----------       --------

  Outstanding units, end of year               233,474      244,956       236,305            68,091          43,796         46,703
                                              ========      =======      ========          ========      ==========       ========


Variable General Select Plus:
  Deposits                                     143,955      313,540       146,632           636,987       1,380,901        942,448
  Withdrawals                                 (105,975)     (55,730)     (305,772)         (500,114)     (1,744,430)      (900,950)
  Outstanding units, beginning of year         506,304      248,494       407,634           172,324         535,853        494,355
                                              --------      -------      --------          --------      ----------       --------

  Outstanding units, end of year               544,284      506,304       248,494           309,197         172,324        535,853
                                              ========      =======      ========          ========      ==========       ========


Variable Universal Life - 100:
  Deposits                                     195,193      384,015       212,106           343,675         825,392        738,912
  Withdrawals                                 (130,533)     (89,826)      (41,462)         (400,299)       (824,924)      (707,676)
  Outstanding units, beginning of year         587,054      292,865       122,221           166,596         166,128        134,892
                                              --------      -------      --------          --------      ----------       --------

  Outstanding units, end of year               651,714      587,054       292,865           109,972         166,596        166,128
                                              ========      =======      ========          ========      ==========       ========


Russell Variable Universal Life:<F*>
  Deposits                                                                                        0          36,281        435,785
  Withdrawals                                                                                     0         (44,828)      (427,238)
  Outstanding units, beginning of year                                                            0           8,547              0
                                                                                           --------      ----------       --------

  Outstanding units, end of year                                                                  0               0          8,547
                                                                                           ========      ==========       ========



<F*>The Russell Variable Universal Life product was introduced in 1997, and the first deposit was received
on May 6, 1997.                                                                                                        (continued)




NOTE 6 - ACCUMULATION UNIT ACTIVITY (CONTINUED)

The following is a summary of the accumulation unit activity for the years ended December 31, 1999, and 1998:


                                                                  S & P 500 INDEX                           MONEY MARKET
                                                                   FUND DIVISION                           FUND DIVISION
                                                              ----------------------                --------------------------

                                                                1999           1998                    1999              1998
                                                              -------         ------                ----------         -------
Variable Universal Life - 98:<F*>
  Deposits                                                    493,771         12,188                 1,665,714         190,317
  Withdrawals                                                 (59,617)          (256)               (1,553,256)        (40,880)
  Outstanding units, beginning of year                         11,932              0                   149,437               0
                                                              -------         ------                ----------         -------

  Outstanding units, end of year                              446,086         11,932                   261,895         149,437
                                                              =======         ======                ==========         =======


Joint and Survivor Variable Universal Life - 98:<F*>
  Deposits                                                     93,119            105                   206,783          27,427
  Withdrawals                                                 (23,926)            (2)                 (195,215)         (3,565)
  Outstanding units, beginning of year                            103              0                    23,862               0
                                                              -------         ------                ----------         -------

  Outstanding units, end of year                               69,296            103                    35,430          23,862
                                                              =======         ======                ==========         =======




<F*>The Variable Universal Life 98 and Joint And Survivor Variable Universal Life products were introduced in 1998,
and the first deposits were received on September 29, 1998 and October 14, 1998, respectively.                     (continued)





NOTE 6 - ACCUMULATION UNIT ACTIVITY, (CONTINUED)

The following is a summary of the accumulation unit activity for the years ended December 31, 1999, 1998, and 1997:

                                                           BOND INDEX                                MANAGED EQUITY
                                                          FUND DIVISION                               FUND DIVISION
                                              -----------------------------------          ---------------------------------

                                                1999          1998          1997             1999         1998         1997
                                              -------       -------       -------          -------      -------      -------
Variable Universal Life - 95:
  Deposits                                     19,306        25,406        45,996           12,253       16,942       20,213
  Withdrawals                                 (14,321)      (12,912)      (19,985)         (14,768)     (13,618)     (19,170)
  Outstanding units, beginning of year        109,948        97,454        71,443           96,034       92,710       91,667
                                              -------       -------       -------          -------      -------      -------

  Outstanding units, end of year              114,933       109,948        97,454           93,519       96,034       92,710
                                              =======       =======       =======          =======      =======      =======


Variable General Select Plus:
  Deposits                                     23,730        29,830        26,599           11,280       12,156       22,411
  Withdrawals                                  (9,825)       (9,429)     (398,540)          (6,022)      (8,587)     (10,526)
  Outstanding units, beginning of year         70,801        50,400       422,341           41,050       37,481       25,596
                                              -------       -------      --------          -------      -------      -------

  Outstanding units, end of year               84,706        70,801        50,400           46,308       41,050       37,481
                                              =======       =======      ========          =======      =======      =======


Variable Universal Life - 100:
  Deposits                                     63,648        84,402        38,781           34,949       40,129       38,918
  Withdrawals                                 (30,779)      (26,455)       (8,471)         (16,792)     (15,741)      (8,793)
  Outstanding units, beginning of year        113,583        55,636        25,326           68,790       44,402       14,277
                                              -------       -------      --------          -------      -------      -------

  Outstanding units, end of year              146,452       113,583        55,636           86,947       68,790       44,402
                                              =======       =======      ========          =======      =======      =======





                                                                                                                 (continued)






NOTE 6 - ACCUMULATION UNIT ACTIVITY (CONTINUED)

The following is a summary of the accumulation unit activity for the years ended December 31, 1999, and 1998:


                                                                   BOND INDEX                           MANAGED EQUITY
                                                                 FUND DIVISION                          FUND DIVISION
                                                              -------------------                    -------------------

                                                                1999         1998                     1999          1998
                                                              -------        ----                    ------         ----
Variable Universal Life - 98:<F*>
  Deposits                                                     65,154         558                    23,377          727
  Withdrawals                                                 (23,294)         (5)                   (2,443)         (13)
  Outstanding units, beginning of year                            553           0                       714            0
                                                              -------         ---                    ------          ---

  Outstanding units, end of year                               42,413         553                    21,648          714
                                                              =======         ===                    ======          ===


Joint and Survivor Variable Universal Life - 98:<F*>
  Deposits                                                      6,676          88                     3,213            0
  Withdrawals                                                    (270)         (2)                     (169)           0
  Outstanding units, beginning of year                             86           0                         0            0
                                                              -------         ---                    ------          ---

  Outstanding units, end of year                                6,492          86                     3,044            0
                                                              =======         ===                    ======          ===



<F*>The Variable Universal Life 98 and Joint And Survivor Variable Universal Life products were introduced in 1998, and the first deposits were received on September 29, 1998 and
October 14, 1998, respectively.                                                                              (continued)






NOTE 6 - ACCUMULATION UNIT ACTIVITY, (CONTINUED)

The following is a summary of the accumulation unit activity for the years ended December 31, 1999, 1998, and 1997:


                                                       ASSET ALLOCATION                           INTERNATIONAL  INDEX
                                                         FUND DIVISION                              FUND DIVISION<F*>
                                              ----------------------------------           -----------------------------------
                                                1999          1998         1997              1999         1998           1997
                                              -------       -------      -------           -------       -------       -------
Variable Universal Life - 95:
  Deposits                                     36,270        44,015       58,255            24,166        35,296        56,157
  Withdrawals                                 (37,511)      (32,243)     (49,785)          (30,239)      (36,243)      (45,488)
  Outstanding units, beginning of year        294,610       282,838      274,368           174,279       175,226       164,557
                                              -------       -------      -------           -------       -------       -------

  Outstanding units, end of year              293,369       294,610      282,838           168,206       174,279       175,226
                                              =======       =======      =======           =======       =======       =======


Variable General Select Plus:
  Deposits                                     62,080        29,160       21,682            15,664        42,140        35,709
  Withdrawals                                 (56,513)      (24,120)     (10,372)          (11,959)      (34,648)      (10,776)
  Outstanding units, beginning of year         77,547        72,507       61,197            77,550        70,058        45,125
                                              -------       -------      -------           -------       -------       -------

  Outstanding units, end of year               83,114        77,547       72,507            81,255        77,550        70,058
                                              =======       =======      =======           =======       =======       =======


Variable Universal Life - 100:
  Deposits                                     58,534        49,412       44,721            43,793        54,490        56,601
  Withdrawals                                 (25,963)      (16,133)     (11,617)          (41,530)      (20,835)      (15,926)
  Outstanding units, beginning of year         88,353        55,074       21,970           117,078        83,423        42,748
                                              -------       -------      -------           -------       -------       -------

  Outstanding units, end of year              120,924        88,353       55,074           119,341       117,078        83,423
                                              =======       =======      =======           =======       =======       =======


General American Life Insurance Company
 seed money:
  Deposits                                                                                       0             0             0
  Withdrawals                                                                                    0             0             0
  Outstanding units, beginning of year                                                     200,000       200,000       200,000
                                                                                           -------       -------       -------

  Outstanding units, end of year                                                           200,000       200,000       200,000
                                                                                           =======       =======       =======


<F*>This fund was formerly known as the International Equity Fund.


                                                                                                                   (continued)






NOTE 6 - ACCUMULATION UNIT ACTIVITY (CONTINUED)

The following is a summary of the accumulation unit activity for the years ended December 31, 1999, and 1998:


                                                                ASSET ALLOCATION                     INTERNATIONAL INDEX
                                                                  FUND DIVISION                       FUND DIVISION<F*>
                                                              ---------------------                  -------------------

                                                               1999            1998                   1999          1998
                                                              ------          -----                  ------         ----
Variable Universal Life - 98:<F**>
  Deposits                                                    77,838          1,037                  19,887          710
  Withdrawals                                                 (1,877)           (14)                 (2,009)         (17)
  Outstanding units, beginning of year                         1,023              0                     693            0
                                                              ------          -----                  ------          ---

  Outstanding units, end of year                              76,984          1,023                  18,571          693
                                                              ======          =====                  ======          ===


Joint and Survivor Variable Universal Life - 98:<F**>
  Deposits                                                    10,560              0                   4,680           83
  Withdrawals                                                   (432)             0                    (245)          (2)
  Outstanding units, beginning of year                             0              0                      81            0
                                                              ------          -----                  ------          ---

  Outstanding units, end of year                              10,128              0                   4,516           81
                                                              ======          =====                  ======          ===



<F*>This fund was formerly known as the International Equity Fund.
<F**>The Variable Universal Life 98 and Joint And Survivor Variable Universal Life products were introduced in 1998, and the first deposits were received on September 29, 1998 and
October 14, 1998, respectively.                                                                                      (continued)





NOTE 6 - ACCUMULATION UNIT ACTIVITY, (CONTINUED)

The following is a summary of the accumulation unit activity for the years ended December 31, 1999, 1998, and 1997 for the Mid-Cap Equity Fund Division and the year ended December 31, 1999, 1998 and period ended December 31, 1997 for the Small-Cap Equity Fund Division.


                                                          MID-CAP EQUITY                             SMALL-CAP EQUITY
                                                         FUND DIVISION<F*>                            FUND DIVISION
                                              -----------------------------------          ----------------------------------

                                                1999          1998          1997            1999          1998      1997<F**>
                                              -------       -------       -------          ------        ------     ---------
Variable Universal Life - 95:
  Deposits                                     23,187        33,622        50,013           8,482        19,324       35,503
  Withdrawals                                 (35,782)      (32,360)      (61,032)         (7,148)       (5,547)        (326)
  Outstanding units, beginning of period      175,383       174,121       185,140          48,954        35,177            0
                                              -------       -------       -------          ------        ------       ------

  Outstanding units, end of period            162,788       175,383       174,121          50,288        48,954       35,177
                                              =======       =======       =======          ======        ======       ======


Variable General Select Plus:
  Deposits                                     23,177        58,976        43,764          45,417        65,121       30,298
  Withdrawals                                 (31,804)      (28,754)      (14,054)        (23,263)      (23,984)        (271)
  Outstanding units, beginning of period      108,141        77,919        48,209          71,164        30,027            0
                                              -------       -------       -------          ------        ------       ------

  Outstanding units, end of period             99,514       108,141        77,919          93,318        71,164       30,027
                                              =======       =======       =======          ======        ======       ======


Variable Universal Life - 100:
  Deposits                                     46,286        56,900        36,664          43,499        70,656       23,110
  Withdrawals                                 (40,979)      (22,387)      (15,674)        (38,432)      (10,421)        (540)
  Outstanding units, beginning of period       87,742        53,229        32,239          82,805        22,570            0
                                              -------       -------       -------          ------        ------       ------

  Outstanding units, end of period             93,049        87,742        53,229          87,872        82,805       22,570
                                              =======       =======       =======          ======        ======       ======





<F*>This fund was formerly known as the Special Equity Fund.

<F**>The Small-Cap Equity Fund began operations on May 1, 1997.                                                (continued)






NOTE 6 - ACCUMULATION UNIT ACTIVITY (CONTINUED)

The following is a summary of the accumulation unit activity for the years ended December 31, 1999, and 1998:


                                                                 MID-CAP EQUITY                         SMALL-CAP EQUITY
                                                               FUND DIVISION<F*>                         FUND DIVISION
                                                              -------------------                    -------------------

                                                               1999          1998                     1999          1998
                                                              ------         ----                    ------         ----
Variable Universal Life - 98:<F**>
  Deposits                                                    27,940          595                    30,720          644
  Withdrawals                                                 (2,928)         (23)                   (4,697)         (25)
  Outstanding units, beginning of year                           572            0                       619            0
                                                              ------         ----                    ------          ---

  Outstanding units, end of year                              25,584          572                    26,642          619
                                                              ======         ====                    ======          ===


Joint and Survivor Variable Universal Life - 98:<F**>
  Deposits                                                     4,042          168                     6,826          168
  Withdrawals                                                   (574)          (5)                   (1,009)          (5)
  Outstanding units, beginning of year                           163            0                       163            0
                                                              ------         ----                    ------          ---

  Outstanding units, end of year                               3,631          163                     5,980          163
                                                              ======         ====                    ======          ===



<F*>This fund was formerly known as the Special Equity Fund.
<F**> The Variable Universal Life 98 and Joint And Survivor Variable Universal Life  products were introduced in 1998,
and the first deposits were received on September 29, 1998 and October 14, 1998, respectively.                 (continued)





NOTE 6 - ACCUMULATION UNIT ACTIVITY, (CONTINUED)

The following is a summary of the accumulation unit activity for the years ended December 31, 1999, 1998, and 1997:


                                                           EQUITY INCOME                                   GROWTH
                                                           FUND DIVISION                                FUND DIVISION
                                              ------------------------------------          ------------------------------------

                                                1999           1998          1997            1999           1998           1997
                                              -------        -------       -------          -------        -------       -------
Variable Universal Life - 95:
  Deposits                                     54,849         59,416        73,369           58,832         69,876       110,237
  Withdrawals                                 (72,847)       (47,519)      (68,932)         (78,887)       (72,411)      (69,361)
  Outstanding units, beginning of year        304,241        292,344       287,907          405,378        407,913       367,037
                                              -------        -------       -------          -------        -------       -------

  Outstanding units, end of year              286,243        304,241       292,344          385,323        405,378       407,913
                                              =======        =======       =======          =======        =======       =======


Variable General Select Plus:
  Deposits                                     97,662         99,382       107,293          158,244         99,249       151,169
  Withdrawals                                 (67,788)       (42,509)      (41,943)         (93,901)       (40,684)      (56,898)
  Outstanding units, beginning of year        283,014        226,141       160,791          386,583        328,018       233,747
                                              -------        -------       -------          -------        -------       -------

  Outstanding units, end of year              312,888        283,014       226,141          450,926        386,583       328,018
                                              =======        =======       =======          =======        =======       =======


Variable Universal Life - 100:
  Deposits                                     99,022        179,653       161,018          158,445        226,944       227,448
  Withdrawals                                 (79,710)      (166,343)      (42,604)        (109,918)      (114,919)      (64,065)
  Outstanding units, beginning of year        295,584        282,274       163,860          474,406        362,381       198,998
                                              -------        -------       -------          -------        -------       -------

  Outstanding units, end of year              314,896        295,584       282,274          522,933        474,406       362,381
                                              =======        =======       =======          =======        =======       =======






                                                                                                                     (continued)






NOTE 6 - ACCUMULATION UNIT ACTIVITY (CONTINUED)

The following is a summary of the accumulation unit activity for the year ended December 31, 1999, and 1998:


                                                                  EQUITY INCOME                            GROWTH
                                                                  FUND DIVISION                         FUND DIVISION
                                                              ---------------------                 ---------------------

                                                               1999            1998                   1999           1998
                                                              -------         -----                 -------         -----
Variable Universal Life - 98:<F*>
  Deposits                                                    113,215         2,270                 250,110         3,901
  Withdrawals                                                  (8,208)         (115)                (21,492)         (108)
  Outstanding units, beginning of year                          2,155             0                   3,793             0
                                                              -------         -----                 -------         -----

  Outstanding units, end of year                              107,162         2,155                 232,411         3,793
                                                              =======         =====                 =======         =====


Joint and Survivor Variable Universal Life - 98:<F*>
  Deposits                                                     16,121           247                  26,076            79
  Withdrawals                                                    (856)           (7)                 (1,917)           (2)
  Outstanding units, beginning of year                            240             0                      77             0
                                                              -------         -----                 -------         -----

  Outstanding units, end of year                               15,505           240                  24,236            77
                                                              =======         =====                 =======         =====




<F*>The Variable Universal Life 98 and Joint And Survivor Variable Universal Life  products were introduced in 1998, and the first deposits were received on September 29, 1998 and
October 14, 1998, respectively.                                                                               (continued)





NOTE 6 - ACCUMULATION UNIT ACTIVITY, (CONTINUED)

The following is a summary of the accumulation unit activity for the years ended December 31, 1999, 1998, and 1997:


                                                             OVERSEAS                                ASSET MANAGER
                                                          FUND DIVISION                              FUND DIVISION
                                              -----------------------------------          --------------------------------

                                                1999          1998          1997            1999         1998         1997
                                              -------       -------       -------          ------       ------       ------
Variable Universal Life-95:
  Deposits                                     32,130        46,762        73,211           6,173        7,584        1,053
  Withdrawals                                 (38,877)      (41,684)      (33,419)         (4,532)        (605)        (364)
  Outstanding units, beginning of year        247,641       242,563       202,771           9,111        2,132        1,443
                                              -------       -------       -------          ------       ------       ------

  Outstanding units, end of year              240,894       247,641       242,563          10,752        9,111        2,132
                                              =======       =======       =======          ======       ======       ======


Variable General Select Plus:
  Deposits                                     50,014        60,426        78,015          14,236        7,255        4,792
  Withdrawals                                 (24,381)      (48,932)      (24,003)         (4,489)        (423)      (1,323)
  Outstanding units, beginning of year        180,202       168,708       114,696          14,512        7,680        4,211
                                              -------       -------       -------          ------       ------       ------

  Outstanding units, end of year              205,835       180,202       168,708          24,259       14,512        7,680
                                              =======       =======       =======          ======       ======       ======


Variable Universal Life-100:
  Deposits                                     47,585        62,350        61,939          34,209       30,521       19,775
  Withdrawals                                 (52,739)      (27,368)      (16,003)        (21,189)      (9,795)      (6,893)
  Outstanding units, beginning of year        135,925       100,943        55,007          50,801       30,075       17,193
                                              -------       -------       -------          ------       ------       ------

  Outstanding units, end of year              130,771       135,925       100,943          63,821       50,801       30,075
                                              =======       =======       =======          ======       ======       ======






                                                                                                                (continued)





NOTE 6 - ACCUMULATION UNIT ACTIVITY (CONTINUED)

The following is a summary of the accumulation unit activity for the year ended December 31, 1999, and 1998:


                                                                    OVERSEAS                            ASSET MANAGER
                                                                 FUND DIVISION                          FUND DIVISION
                                                              -------------------                    -------------------

                                                               1999          1998                     1999          1998
                                                              ------         ----                    ------         ----
Variable Universal Life - 98:<F*>
  Deposits                                                    39,237          601                    53,511          697
  Withdrawals                                                 (3,669)         (18)                   (4,287)         (62)
  Outstanding units, beginning of year                           583            0                       635            0
                                                              ------          ---                    ------          ---

  Outstanding units, end of year                              36,151          583                    49,859          635
                                                              ======          ===                    ======          ===


Joint and Survivor Variable Universal Life - 98:<F*>
  Deposits                                                     3,258          168                       431            0
  Withdrawals                                                   (466)          (5)                     (302)           0
  Outstanding units, beginning of year                           163            0                         0            0
                                                              ------          ---                    ------          ---

  Outstanding units, end of year                               2,955          163                       129            0
                                                              ======          ===                    ======          ===





<F*>The Variable Universal Life 98 and Joint And Survivor Variable Universal Life  products were introduced in 1998, and the first deposits were received on September 29, 1998 and
October 14, 1998, respectively.                                                                              (continued)





NOTE 6 - ACCUMULATION UNIT ACTIVITY, (CONTINUED)

The following is a summary of the accumulation unit activity for the years ended December 31, 1999, 1998,and 1997:


                                                            HIGH INCOME                            WORLDWIDE HARD ASSET
                                                           FUND DIVISION                             FUND DIVISION<F*>
                                               -----------------------------------           --------------------------------

                                                 1999          1998          1997             1999         1998         1997
                                               -------       -------       -------           ------       ------       ------
Variable Universal Life-95:
  Deposits                                       2,853         6,498         8,197            865          3,234        5,256
  Withdrawals                                  (11,513)       (2,233)      (10,956)          (1,622)      (3,278)        (857)
  Outstanding units, beginning of period        22,837        18,572        21,331           10,282       10,326        5,927
                                               -------       -------       -------           ------       ------       ------

  Outstanding units, end of period              14,177        22,837        18,572            9,525       10,282       10,326
                                               =======       =======       =======           ======       ======       ======


Variable General Select Plus:
  Deposits                                      21,266        28,629        36,763            4,811          513        1,994
  Withdrawals                                  (47,125)       (5,891)       (8,788)            (312)        (937)      (3,232)
  Outstanding units, beginning of year          87,370        64,632        36,657            2,468        2,892        4,130
                                               -------       -------       -------           ------       ------       ------

  Outstanding units, end of year                61,511        87,370        64,632            6,967        2,468        2,892
                                               =======       =======       =======           ======       ======       ======


Variable Universal Life-100:
  Deposits                                     143,496        57,671        39,145            7,343        8,405        7,159
  Withdrawals                                  (64,124)      (17,259)       (9,470)          (6,724)      (3,275)      (2,531)
  Outstanding units, beginning of year         109,650        69,238        39,563           15,703       10,573        5,945
                                               -------       -------       -------           ------       ------       ------

  Outstanding units, end of year               189,022       109,650        69,238           16,322       15,703       10,573
                                               =======       =======       =======           ======       ======       ======

                                                 WORLDWIDE
                                             EMERGING MARKETS
                                            FUND DIVISION<F**>
                                           --------------------

                                                  1999
                                                 ------
Variable Universal Life-95:
  Deposits                                        4,159
  Withdrawals                                    (1,480)
  Outstanding units, beginning of period              0
                                                 ------

  Outstanding units, end of period                2,679
                                                 ======


Variable General Select Plus:
  Deposits                                        9,565
  Withdrawals                                       (62)
  Outstanding units, beginning of year                0
                                                 ------

  Outstanding units, end of year                  9,503
                                                 ======


Variable Universal Life-100:
  Deposits                                       11,327
  Withdrawals                                    (9,704)
  Outstanding units, beginning of year                0
                                                 ------

  Outstanding units, end of year                  1,623
                                                 ======


<F*>This fund was formerly known as the Gold & Natural Resources Fund.
<F**>The Worldwide Emerging Markets Fund began operations on September 15, 1998.                                  (continued)




NOTE 6 - ACCUMULATION UNIT ACTIVITY (CONTINUED)

The following is a summary of the accumulation unit activity for the year ended December 31, 1999, and 1998:

                                                                                                                       WORLDWIDE
                                                           HIGH INCOME              WORLDWIDE HARD ASSETS          EMERGING MARKETS
                                                          FUND DIVISION              FUND DIVISION<F**>              FUND DIVISION
                                                       ------------------           ---------------------        -------------------

                                                        1999        1998             1999          1998           1999    1998<F***>
                                                       ------      ------           ------        -------        ------   ----------
Variable Universal Life - 98:<F*>
  Deposits                                             44,520       1,163             950           11           1,992       159
  Withdrawals                                          (3,941)        (29)           (124)           0            (453)       (9)
  Outstanding units, beginning of year                  1,134           0              11            0             150         0
                                                       ------       -----            ----           --           -----       ---

  Outstanding units, end of year                       41,713       1,134             837           11           1,689       150
                                                       ======       =====            ====           ==           =====       ===


Joint and Survivor Variable Universal Life - 98:<F*>
  Deposits                                              6,839         175                                          345         0
  Withdrawals                                          (1,080)         (5)                                         (28)        0
  Outstanding units, beginning of year                    170           0                                            0         0
                                                       ------       -----                                        -----       ---

  Outstanding units, end of year                        5,929         170                                          317         0
                                                       ======       =====                                        =====       ===




<F*>The Variable Universal Life 98 and Joint And Survivor Variable Universal Life products were introduced in 1998, and the first deposits were received on September 29, 1998 and October 14, 1998, respectively.
<F**>This fund was formerly known as the Gold & Natural Resources Fund.
<F***> The Worldwide Emerging Markets Fund began operations on September 15, 1998.                                       (continued)




NOTE 6 - ACCUMULATION UNIT ACTIVITY (CONTINUED)

The following is a summary of the accumulation unit activity for the period ended December 31, 1999, 1998 and 1997:


                                                         MULTI-STYLE EQUITY                               CORE BOND
                                                          FUND DIVISION<F*>                            FUND DIVISION<F*>
                                               -----------------------------------           -----------------------------------

                                                 1999         1998           1997              1999         1998           1997
                                               -------       -------       -------           -------       -------        ------
Variable Universal Life - 95:<F**>
  Deposits                                      25,719        15,537             0             2,587         4,116             0
  Withdrawals                                   (2,365)         (679)            0              (335)          (46)            0
  Outstanding units, beginning of period        14,858             0             0             4,070             0             0
                                               -------       -------       -------           -------       -------        ------

  Outstanding units, end of period              38,212        14,858             0             6,322         4,070             0
                                               =======       =======       =======           =======       =======        ======


Variable General Select Plus:<F***>
  Deposits                                     167,069       456,763        47,597           310,229       450,004        21,805
  Withdrawals                                  (72,422)      (30,453)         (667)          (60,786)      (73,816)         (391)
  Outstanding units, beginning of period       473,240        46,930             0           397,602        21,414             0
                                               -------       -------       -------           -------       -------        ------

  Outstanding units, end of period             567,887       473,240        46,930           647,045       397,602        21,414
                                               =======       =======       =======           =======       =======        ======


Variable Universal Life - 100:<F****>
  Deposits                                      56,809         8,637             0            39,861           807             0
  Withdrawals                                  (22,765)       (1,360)            0           (32,644)         (123)            0
  Outstanding units, beginning of year           7,277             0             0               684             0             0
                                               -------       -------       -------           -------       -------        ------

  Outstanding units, end of year                41,321         7,277             0             7,901           684             0
                                               =======       =======       =======           =======       =======        ======


Russell Variable Universal Life: <F*****>
  Deposits                                       9,282        81,464       153,054             3,615        91,724        86,149
  Withdrawals                                   (8,686)       (9,164)       (1,563)          (10,478)      (10,534)       (2,024)
  Outstanding units, beginning of period       223,791       151,491             0           165,315        84,125             0
                                               -------       -------       -------           -------       -------        ------

  Outstanding units, end of period             224,387       223,791       151,491           158,452       165,315        84,125
                                               =======       =======       =======           =======       =======        ======




<F*>The Multi-style Equity Fund and Core Bond Fund began operations on January 2, 1997.
<F**>The Variable Universal Life - 95 product was introduced to the Frank Russell funds on April 30, 1998, and the first deposit was received on May 14, 1998.
<F***>The Variable General Select Plus product was introduced in 1997, and the first deposit was received on June 26, 1997.
<F****>The Variable Universal Life - 100 product was introduced to the Frank Russell funds on April 30, 1998, and the first deposit was received on May 22, 1998.
<F*****>The Russell Variable Universal Life product was introduced in 1997, and the first deposit was received on June 6, 1997.
                                                                                                                     (continued)




NOTE 6 - ACCUMULATION UNIT ACTIVITY (CONTINUED)

The following is a summary of the accumulation unit activity for the year ended December 31, 1999, and 1998:


                                                               MULTI-STYLE EQUITY                             CORE BOND
                                                                FUND DIVISION<F*>                         FUND DIVISION<F*>
                                                              ---------------------                    ---------------------

                                                               1999           1998                      1999           1998
                                                              ------          -----                    ------          -----
Variable Universal Life - 98:<F**>
  Deposits                                                    59,760          4,052                    36,182            788
  Withdrawals                                                 (8,199)          (101)                   (9,781)            (9)
  Outstanding units, beginning of year                         3,951              0                       779              0
                                                              ------          -----                    ------            ---

  Outstanding units, end of year                              55,512          3,951                    27,180            779
                                                              ======          =====                    ======            ===


Joint and Survivor Variable Universal Life - 98:<F**>
  Deposits                                                     7,599            410                     6,321            169
  Withdrawals                                                   (838)           (12)                     (255)            (5)
  Outstanding units, beginning of year                           398              0                       164              0
                                                              ------          -----                    ------            ---

  Outstanding units, end of year                               7,159            398                     6,230            164
                                                              ======          =====                    ======            ===





<F*>The Multi-style Equity Fund and Core Bond Fund began operations on January 2, 1997.
<F**>The Variable Universal Life 98 and Joint And Survivor Variable Universal Life products were introduced in 1998,
and the first deposits were received on September 29, 1998 and October 14, 1998, respectively.                   (continued)





NOTE 6 - ACCUMULATION UNIT ACTIVITY (CONTINUED)

The following is a summary of the accumulation unit activity for the period ended December 31, 1999, 1998 and 1997:


                                                         AGGRESSIVE EQUITY                                 NON-US
                                                         FUND DIVISION<F*>                            FUND DIVISION<F*>
                                               ----------------------------------           ---------------------------------

                                                 1999          1998         1997              1999          1998        1997
                                               -------       -------       ------           -------       -------      ------
Variable Universal Life - 95:<F**>
  Deposits                                       6,833        14,484            0             7,044        10,028           0
  Withdrawals                                   (1,715)         (592)           0            (1,673)         (208)          0
  Outstanding units, beginning of period        13,892             0            0             9,820             0           0
                                               -------       -------       ------           -------       -------      ------

  Outstanding units, end of period              19,010        13,892            0            15,191         9,820           0
                                               =======       =======       ======           =======       =======      ======


Variable General Select Plus:<F***>
  Deposits                                      62,730       192,091       25,379            33,941       188,887      28,863
  Withdrawals                                  (59,340)      (43,602)        (279)          (26,047)      (29,735)       (285)
  Outstanding units, beginning of period       173,589        25,100            0           187,730        28,578           0
                                               -------       -------       ------           -------       -------      ------

  Outstanding units, end of period             176,979       173,589       25,100           195,624       187,730      28,578
                                               =======       =======       ======           =======       =======      ======


Variable Universal Life - 100:<F****>
  Deposits                                      16,636         3,083            0            21,192         1,576           0
  Withdrawals                                   (4,051)         (414)           0           (12,838)         (127)          0
  Outstanding units, beginning of year           2,669             0            0             1,449             0           0
                                               -------       -------       ------           -------       -------      ------

  Outstanding units, end of year                15,254         2,669            0             9,803         1,449           0
                                               =======       =======       ======           =======       =======      ======


Russell Variable Universal Life: <F*****>
  Deposits                                       8,286        34,380       75,650             3,570        56,596      50,101
  Withdrawals                                   (3,252)       (3,034)        (494)           (6,141)       (5,688)     (1,018)
  Outstanding units, beginning of period       106,502        75,156            0            99,991        49,083           0
                                               -------       -------       ------           -------       -------      ------

  Outstanding units, end of period             111,536       106,502       75,156            97,420        99,991      49,083
                                               =======       =======       ======           =======       =======      ======


<F*>The Aggressive Equity Fund and Non-US Fund began operations on January 2, 1997.
<F**>The Variable Universal Life - 95 product was introduced to the Frank Russell funds on April 30, 1998, and the first deposit was received on May 14, 1998.
<F***>The Variable General Select Plus product was introduced in 1997, and the first deposit was received on June 26, 1997.
<F****>The Variable Universal Life - 100 product was introduced to the Frank Russell funds on April 30, 1998, and the first deposit was received on May 22, 1998.
<F*****>The Russell Variable Universal Life product was introduced in 1997, and the first deposit was received on June 6, 1997.
                                                                                                                   (continued)



NOTE 6 - ACCUMULATION UNIT ACTIVITY (CONTINUED)

The following is a summary of the accumulation unit activity for the year ended December 31, 1999 and 1998:


                                                               AGGRESSIVE EQUITY                           NON-US
                                                                FUND DIVISION<F*>                     FUND DIVISION<F*>
                                                              ---------------------                 ---------------------

                                                               1999           1998                   1999            1998
                                                              ------          -----                 ------          -----
Variable Universal Life - 98:<F**>
  Deposits                                                    36,276          3,760                 14,411            885
  Withdrawals                                                 (5,039)           (70)                (2,475)           (16)
  Outstanding units, beginning of year                         3,690              0                    869              0
                                                              ------          -----                 ------            ---

  Outstanding units, end of year                              34,927          3,690                 12,805            869
                                                              ======          =====                 ======            ===


Joint and Survivor Variable Universal Life - 98:<F**>
  Deposits                                                     3,172              0                  2,535            165
  Withdrawals                                                   (464)             0                   (262)            (5)
  Outstanding units, beginning of year                             0              0                    160              0
                                                              ------          -----                 ------            ---

  Outstanding units, end of year                               2,708              0                  2,433            160
                                                              ======          =====                 ======            ===




<F*>The Aggressive Equity Fund and Non-US Fund began operations on January 2, 1997.
<F**>The Variable Universal Life 98 and Joint And Survivor Variable Universal Life products were introduced in 1998, and the first deposits were received on September 29, 1998 and October 14, 1998, respectively.
                                                                                                              (continued)




NOTE 6 - ACCUMULATION UNIT ACTIVITY (CONTINUED)

The following is a summary of the accumulation unit activity for the year ended December 31, 1999:


                                                         INCOME & GROWTH             INTERNATIONAL                    VALUE
                                                        FUND DIVISION<F*>           FUND DIVISION<F*>           FUND DIVISION<F*>
                                                       -------------------         ------------------          ------------------

                                                              1999                        1999                        1999
                                                            -------                     -------                     -------
Variable Universal Life - 95:<F**>
  Deposits                                                    2,824                       1,001                           0
  Withdrawals                                                   (24)                         (3)                          0
  Outstanding units, beginning of year                            0                           0                           0
                                                            -------                     -------                     -------

  Outstanding units, end of year                              2,800                         998                           0
                                                            =======                     =======                     =======


Variable General Select Plus:<F**>
  Deposits                                                    1,838                       5,156                         805
  Withdrawals                                                   (21)                       (625)                        (10)
  Outstanding units, beginning of year                            0                           0                           0
                                                            -------                     -------                     -------

Outstanding units, end of year                                1,817                       4,531                         795
                                                            =======                     =======                     =======


Variable Universal Life - 100:<F**>
  Deposits                                                   19,391                      17,730                      10,510
  Withdrawals                                               (16,959)                    (10,629)                    (10,510)
  Outstanding units, beginning of year                            0                           0                           0
                                                            -------                     -------                     -------

  Outstanding units, end of year                              2,432                       7,101                           0
                                                            =======                     =======                     =======




<F*>The Income & Growth Fund, International Fund, and Value Fund began operations on September 15, 1998.
<F**>The Variable Universal Life - 95, Variable General Select Plus, and Variable Universal Life - 100 products were introduced to the American Century funds on April 30, 1999, and the first deposits were received on July 7, 1999, May 17, 1999, and June 18,
1999, respectively.

                                                                                                                   (continued)





NOTE 6 - ACCUMULATION UNIT ACTIVITY (CONTINUED)

The following is a summary of the accumulation unit activity for the period ended December 31, 1999 and 1998:


                                                      INCOME & GROWTH                INTERNATIONAL                     VALUE
                                                       FUND DIVISION                 FUND DIVISION                 FUND DIVISION
                                                   --------------------          ---------------------         --------------------

                                                    1999       1998<F*>           1999        1998<F*>          1999       1998<F*>
                                                   ------      --------          ------       --------         ------      --------
Variable Universal Life - 98:<F**>
  Deposits                                         48,580         631            24,488          92             9,149         360
  Withdrawals                                      (5,275)        (16)           (2,024)         (7)           (1,376)         (3)
  Outstanding units, beginning of period              615           0                85           0               357           0
                                                   ------         ---            ------          --            ------         ---

  Outstanding units, end of period                 43,920         615            22,549          85             8,130         357
                                                   ======         ===            ======          ==            ======         ===


Joint and Survivor Variable Universal Life - 98:
  Deposits                                          3,433           0             1,188           0               302           0
  Withdrawals                                        (541)          0              (114)          0               (62)          0
  Outstanding units, beginning of year                  0           0                 0           0                 0           0
                                                   ------         ---            ------          --            ------         ---

  Outstanding units, end of year                    2,892           0             1,074           0               240           0
                                                   ======         ===            ======          ==            ======         ===




<F*>The Income & Growth Fund, International Fund, and Value Fund began operations on September 15, 1998.
<F**>The Variable Universal Life 98 product was introduced in 1998, and the first deposit was received on September 29, 1998.
                                                                                                                      (continued)




NOTE 6 - ACCUMULATION UNIT ACTIVITY (CONTINUED)

The following is a summary of the accumulation unit activity for the year ended December 31, 1999:


                                                      BOND PORTFOLIO                  SMALL COMPANY
                                                     FUND DIVISION<F*>              FUND DIVISION<F*>
                                                   --------------------           --------------------

                                                           1999                          1999
                                                           -----                        ------
Variable Universal Life-95:<F**>
  Deposits                                                   896                         4,033
  Withdrawals                                               (543)                       (1,453)
  Outstanding units, beginning of year                         0                             0
                                                            ----                        ------

  Outstanding units, end of year                             353                         2,580
                                                            ====                        ======


Variable General Select Plus:<F**>
  Deposits                                                   932                        10,153
  Withdrawals                                                 (6)                          (62)
  Outstanding units, beginning of year                         0                             0
                                                            ----                        ------

  Outstanding units, end of year                             926                        10,091
                                                            ====                        ======


Variable Universal Life-100:<F**>
  Deposits                                                   340                         3,598
  Withdrawals                                                 (9)                          (16)
  Outstanding units, beginning of year                         0                             0
                                                            ----                        ------

  Outstanding units, end of year                             331                         3,582
                                                            ====                        ======

<F*>The Bond Portfolio Fund and Small Company Fund began operations on September 15, 1998.
<F**>The Variable Universal Life - 95, Variable General Select Plus, and Variable Universal Life - 100 products were introduced to the J. P. Morgan funds on April 30, 1999, and the first deposits were received on July 1, 1999, May 17, 1999, and May 19, 1999, respectively.

                                                                                                     (continued)



NOTE 6 - ACCUMULATION UNIT ACTIVITY (CONTINUED)

The following is a summary of the accumulation unit activity for the years ended December 31, 1999 and 1998:


                                                                  BOND PORTFOLIO                          SMALL COMPANY
                                                                  FUND DIVISION                           FUND DIVISION
                                                              ---------------------                 ------------------------

                                                               1999        1998<F*>                  1999           1998<F*>
                                                              ------       --------                 ------          --------
Variable Universal Life - 98:<F**>
  Deposits                                                    12,486          330                   22,053            292
  Withdrawals                                                   (680)          (2)                  (3,275)           (19)
  Outstanding units, beginning of period                         328            0                      273              0
                                                              ------          ---                   ------            ---

  Outstanding units, end of period                            12,134          328                   19,051            273
                                                              ======          ===                   ======            ===


Joint and Survivor Variable Universal Life - 98:
  Deposits                                                       528            0                    3,035              0
  Withdrawals                                                   (107)           0                     (326)             0
  Outstanding units, beginning of year                             0            0                        0              0
                                                              ------          ---                   ------            ---

  Outstanding units, end of year                                 421            0                    2,709              0
                                                              ======          ===                   ======            ===



<F*>The Bond Portfolio Fund and Small Company Fund began operations on September 15, 1998.
<F**>The Variable Universal Life 98 product was introduced in 1998, and the first deposit was received on September 29, 1998.

                                                                                                                  (continued)

NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT

Deposits into the Separate Account are used to purchase shares in the Capital Company, Variable Insurance Products Funds, Variable Insurance Products Fund II, Van Eck Worldwide Insurance Trust, Russell Insurance Funds, American Century Variable Portfolios, or J.P. Morgan Series Trust
II. Net deposits represent the amounts available for investment in such shares after deduction of sales charges, premium taxes, administrative costs, insurance, underwriting and acquisition expense, cost of insurance, and cost of optional benefits by rider. Realized and unrealized capital gains (losses) have been excluded from net deposits into the Separate Account because they have been included in increase (decrease) in net assets resulting from operations in the Statements of Changes in Net Assets.


Variable Universal Life - 95:
-----------------------------

                                                         S & P 500 INDEX                                MONEY MARKET
                                                          FUND DIVISION                                FUND DIVISION
                                             ----------------------------------------      ---------------------------------------


                                                1999           1998           1997           1999          1998           1997
                                             ----------    -----------    -----------      ---------    ----------    ------------
Total gross deposits                         $ 185,198     $1,456,349     $1,099,723       $ 70,185     $ 813,595     $ 1,794,475
Transfers between fund divisions and
  General American                              42,863        150,022        931,860        248,848      (578,617)     (1,471,521)
Surrenders and withdrawals                    (254,901)      (471,926)      (144,131)        (1,251)       (1,674)        (20,934)
                                             ---------     ----------     ----------       --------     ---------     -----------

Total gross deposits, transfers, and
  surrenders between fund divisions            (26,840)     1,134,445      1,887,452        317,782       233,304         302,020
                                             ---------     ----------     ----------       --------     ---------     -----------


Deductions:
  Premium load charges                          87,826        115,481         84,994         18,195        63,307         371,169
  Cost of insurance and administrative
    expenses                                    64,409        702,222        481,051          6,770       217,403         135,973
                                             ---------     ----------     ----------       --------     ---------     -----------

     Total deductions                          152,235        817,703        566,045         24,965       280,710         507,142
                                             ---------     ----------     ----------       --------     ---------     -----------


Net deposits into (withdrawals from)
  Separate Account                           $(179,075)    $  316,742     $1,321,407       $292,817     $ (47,406)    $  (205,122)
                                             =========     ==========     ==========       ========     =========     ===========


                                                                                                                  (continued)



NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT, (CONTINUED)


Variable Universal Life - 95:
-----------------------------




                                                           BOND INDEX                                MANAGED EQUITY
                                                         FUND DIVISION                                FUND DIVISION
                                             ---------------------------------------       -------------------------------------

                                                1999          1998           1997            1999          1998          1997
                                             ---------     ---------      ----------       --------     ---------     ----------

Total gross deposits                         $ 61,294      $443,018       $ 312,433        $62,997      $364,076      $ 359,432
Transfers between fund divisions and
  General American                            (33,145)       39,732         504,481          5,215         1,644         53,604
Surrenders and withdrawals                       (762)      (48,407)       (161,856)        (8,463)      (48,475)      (162,045)
                                             --------      --------       ---------        -------      --------      ---------

Total gross deposits, transfers, and
  surrenders between fund divisions            27,387       434,343         655,058         59,749       317,245        250,991
                                             --------      --------       ---------        -------      --------      ---------


Deductions:
  Premium load charges                         20,736        33,733          24,355         25,178        28,257         27,564
  Cost of insurance and administrative
    expenses                                    9,997       124,148         111,704         21,239       197,695        191,337
                                             --------      --------       ---------        -------      --------      ---------

     Total deductions                          30,733       157,881         136,059         46,417       225,952        218,901
                                             --------      --------       ---------        -------      --------      ---------


Net deposits into (withdrawals from)
  Separate Account                           $ (3,346)     $276,462       $ 518,999        $13,332      $ 91,293      $  32,090
                                             ========      ========       =========        =======      ========      =========



                                                                                                                  (continued)





NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT, (CONTINUED)


Variable Universal Life - 95:
-----------------------------




                                                        ASSET ALLOCATION                            INTERNATIONAL INDEX
                                                          FUND DIVISION                              FUND DIVISION<F*>
                                             ----------------------------------------      -------------------------------------

                                                1999           1998          1997            1999          1998          1997
                                             ----------    -----------    -----------      ---------    ----------    ----------

Total gross deposits                         $ 185,694     $1,409,425     $1,571,785       $ 92,422     $ 577,527     $ 674,809
Transfers between fund divisions and
  General American                            (110,411)      (240,301)      (542,327)       (38,915)     (287,016)     (244,489)
Surrenders and withdrawals                      (5,907)      (237,885)      (261,445)       (24,993)      (53,267)      (27,295)
                                             ---------     ----------     ----------       --------     ----------    ---------

Total gross deposits, transfers, and
  surrenders between fund divisions             69,376        931,239        768,013         28,514       237,244       403,025
                                             ---------     ----------     ----------       --------     ----------    ---------


Deductions:
  Premium load charges                          71,154        101,603        115,555         32,153        45,221        53,326
  Cost of insurance and administrative
    expenses                                    38,489        453,887        472,278         18,992       203,189       206,172
                                             ---------     ----------     ----------       --------     ----------    ---------

     Total deductions                          109,643        555,490        587,833         51,145       248,410       259,498
                                             ---------     ----------     ----------       --------     ----------    ---------


Net deposits into (withdrawals from)
  Separate Account                           $ (40,267)    $  375,749     $  180,180       $(22,631)    $ (11,166)    $ 143,527
                                             =========     ==========     ==========       ========     =========     =========


<F*>This fund was formerly known as the International Equity Fund.                                                (continued)




NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT, (CONTINUED)


Variable Universal Life - 95:
-----------------------------




                                                          MID-CAP EQUITY                             SMALL-CAP EQUITY
                                                         FUND DIVISION<F*>                            FUND DIVISION
                                             ---------------------------------------       ------------------------------------

                                                1999           1998           1997           1999          1998       1997<F**>
                                             ---------     ----------     ----------       ---------    ---------     ---------

Total gross deposits                         $ 73,750      $ 535,140      $ 731,205        $ 14,728     $ 92,984      $ 81,175
Transfers between fund divisions and
  General American                            (11,030)      (161,251)      (545,250)        (24,848)     123,494       386,732

Surrenders and withdrawals                    (23,853)       (60,979)       (30,828)              0      (13,142)            0
                                             --------      ---------      ---------        --------     --------      --------

Total gross deposits, transfers, and
  surrenders between fund divisions            38,867        312,910        155,127         (10,120)     203,336       467,907
                                             --------      ---------      ---------        --------     --------      --------


Deductions:
  Premium load charges                         28,879         40,775         55,258           4,367        7,292         6,341
  Cost of insurance and administrative
    expenses                                   17,499        229,610        226,846           1,828       23,300         4,229
                                             --------      ---------      ---------        --------     --------      --------

     Total deductions                          46,378        270,385        282,104           6,195       30,592        10,570
                                             --------      ---------      ---------        --------     --------      --------


Net deposits into (withdrawals from)
  Separate Account                           $ (7,511)     $  42,525      $(126,977)       $(16,315)    $172,744      $457,337
                                             ========      =========      =========        ========     ========      ========


<F*>This fund was formerly known as the Special Equity Fund.
<F**>The Small-Cap Equity Fund began operations on May 1, 1997.                                                   (continued)




NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT, (CONTINUED)


Variable Universal Life - 95:
-----------------------------




                                                          EQUITY-INCOME                                    GROWTH
                                                          FUND DIVISION                                FUND DIVISION
                                             ----------------------------------------      --------------------------------------

                                                1999           1998           1997            1999          1998          1997
                                             ----------    -----------    -----------      ----------   -----------   -----------

Total gross deposits                         $ 198,741     $1,154,929     $1,258,958       $ 241,466    $1,514,732    $1,700,056
Transfers between fund divisions and
  General American                            (227,879)       (50,446)      (346,404)       (157,307)     (487,503)      124,428
Surrenders and withdrawals                    (163,472)      (247,987)      (243,196)       (316,618)     (324,276)     (260,054)
                                             ---------     ----------     ----------       ---------    ----------    ----------

Total gross deposits, transfers, and
  surrenders between fund divisions           (192,610)       856,496        669,358        (232,459)      702,953     1,564,430
                                             ---------     ----------     ----------       ---------    ----------    ----------


Deductions:
  Premium load charges                          81,278         91,178         98,808         114,323       118,852       134,071
  Cost of insurance and administrative
    expenses                                    37,192        484,812        470,011          72,257       664,659       606,328
                                             ---------     ----------     ----------       ---------    ----------    ----------

     Total deductions                          118,470        575,990        568,819         186,580       783,511       740,399
                                             ---------     ----------     ----------       ---------    ----------    ----------


Net deposits into (withdrawals from)
  Separate Account                           $(311,080)    $  280,506     $  100,539       $(419,039)   $  (80,558)   $  824,031
                                             =========     ==========     ==========       =========    ==========    ==========



                                                                                                        (continued)




NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT, (CONTINUED)



Variable Universal Life - 95:
-----------------------------



                                                            OVERSEAS                                  ASSET MANAGER
                                                         FUND DIVISION                                FUND DIVISION
                                             ----------------------------------------      -----------------------------------

                                                1999          1998            1997           1999          1998         1997
                                             ---------     ----------     -----------      --------     ---------     --------

Total gross deposits                         $105,041      $ 792,155      $  927,173       $ 9,248      $ 28,935      $ 9,236
Transfers between fund divisions and
  General American                            (65,913)      (249,954)        262,454        (1,899)       85,499        3,098
Surrenders and withdrawals                     (1,091)       (84,661)       (121,639)            0        (1,077)           0
                                             --------      ---------      ----------       -------      --------      -------

Total gross deposits, transfers, and
  surrenders between fund divisions            38,037        457,540       1,067,988         7,349       113,357       12,334
                                             --------      ---------      ----------       -------      --------      -------


Deductions:
  Premium load charges                         47,051         60,018          71,458         3,698         2,699          706
  Cost of insurance and administrative
    expenses                                   28,789        304,803         302,840         1,120         8,127        1,874
                                             --------      ---------      ----------       -------      --------      -------

     Total deductions                          75,840        364,821         374,298         4,818        10,826        2,580
                                             --------      ---------      ----------       -------      --------      -------

Net deposits into (withdrawals from)
  Separate Account                           $(37,803)     $  92,719      $  693,690       $ 2,531      $102,531      $ 9,754
                                             ========      =========      ==========       =======      ========      =======



                                                                                                                 (continued)




NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT, (CONTINUED)



Variable Universal Life - 95:
-----------------------------



                                                         HIGH INCOME                              WORLDWIDE HARD ASSETS
                                                        FUND DIVISION                                FUND DIVISION<F*>
                                             --------------------------------------        ----------------------------------

                                                1999         1998            1997            1999          1998        1997
                                             ---------     --------       ---------        --------     ---------     -------

Total gross deposits                         $  5,222      $52,060        $ 61,425         $    12      $ 21,677      $29,642
Transfers between fund divisions and
  General American                            (20,051)      34,487         (76,243)         (1,088)      (21,580)      31,281
Surrenders and withdrawals                          0          (29)              0               0           (10)           0
                                             --------      -------        --------         -------      --------      -------

Total gross deposits, transfers, and
  surrenders between fund divisions           (14,829)      86,518         (14,818)         (1,076)           87       60,923
                                             --------      -------        --------         -------      --------      -------


Deductions:
  Premium load charges                          2,499        4,139           4,910             310         1,790        2,223
  Cost of insurance and administrative
    expenses                                    1,345       22,068          19,821             287         3,541        5,330
                                             --------      -------        --------         -------      --------      -------

     Total deductions                           3,844       26,207          24,731             597         5,331        7,553
                                             --------      -------        --------         -------      --------      -------

Net deposits into (withdrawals from)
  Separate Account                           $(18,673)     $60,311        $(39,549)        $(1,673)     $ (5,244)     $53,370
                                             ========      =======        ========         =======      ========      =======


<F*>This fund was formerly known as the Gold & Natural Resources Fund.                                            (continued)




NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT, (CONTINUED)



Variable Universal Life - 95:
-----------------------------


                                                        WORLDWIDE
                                                     EMERGING MARKETS       MULTI-STYLE EQUITY                 CORE BOND
                                                      FUND DIVISION            FUND DIVISION                 FUND DIVISION
                                                     ----------------     ---------------------          --------------------

                                                        1999<F**>           1999       1998<F*>           1999       1998<F*>
                                                        ---------         -------      --------          ------      --------

Total gross deposits                                    $    632          $11,094      $ 11,160          $1,310      $   558
Transfers between fund divisions and
  General American                                        26,701                0       129,908               0       42,124
Surrenders and withdrawals                               (20,109)               0        (1,571)              0            0
                                                        --------          -------      --------          ------      -------

Total gross deposits, transfers, and
  surrenders between fund divisions                        7,224           11,094       139,497           1,310       42,682
                                                        --------          -------      --------          ------      -------


Deductions:
  Premium load charges                                        22            3,558         1,059             314           33
  Cost of insurance and administrative expenses              271            1,703         2,418             261          479
                                                        --------          -------      --------          ------      -------

     Total deductions                                        293            5,261         3,477             575          512
                                                        --------          -------      --------          ------      -------


Net deposits into Separate Account                      $  6,931          $ 5,833      $136,020          $  735      $42,170
                                                        ========          =======      ========          ======      =======


<F*>The Variable Universal Life - 95 product became available to these funds on April 30, 1998.                   (continued)
<F**>The Variable Universal Life - 95 product became available to this fund on April 30, 1999.




NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT, (CONTINUED)



Variable Universal Life - 95:
-----------------------------



                                                           AGGRESSIVE EQUITY                 NON-US           INCOME & GROWTH
                                                             FUND DIVISION                FUND DIVISION        FUND DIVISION
                                                        ---------------------         --------------------    ---------------

                                                         1999        1998<F*>          1999       1998<F*>       1999<F**>
                                                        ------      ---------         ------      --------       ---------

Total gross deposits                                    $5,123      $  3,900          $8,286      $ 5,027         $  350
Transfers between fund divisions and
  General American                                           0       111,676               0       81,549          4,916
Surrenders and withdrawals                                   0          (721)              0            0              0
                                                        ------      --------          ------      -------         ------

Total gross deposits, transfers, and
  surrenders between fund divisions                      5,123       114,855           8,286       86,576          5,266
                                                        ------      --------          ------      -------         ------


Deductions:
  Premium load charges                                   1,837           512           1,307          536             45
  Cost of insurance and administrative expenses          1,058         2,054             596        1,957             93
                                                        ------      --------          ------      -------         ------

     Total deductions                                    2,895         2,566           1,903        2,493            138
                                                        ------      --------          ------      -------         ------


Net deposits into Separate Account                      $2,228      $112,289          $6,383      $84,083         $5,128
                                                        ======      ========          ======      =======         ======


<F*>The Variable Universal Life - 95 product became available to these funds on April 30, 1998.
<F**>The Variable Universal Life - 95 product became available to this fund on April 30, 1999.
                                                                                                        (continued)




NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT, (CONTINUED)



Variable Universal Life - 95:
-----------------------------


                                                                                                                 SMALL COMPANY
                                                       INTERNATIONAL              BOND PORTFOLIO                   PORTFOLIO
                                                       FUND DIVISION               FUND DIVISION                 FUND DIVISION
                                                      -------------              ----------------               ---------------

                                                          1999<F*>                    1999<F*>                      1999<F*>
                                                          --------                    --------                      --------

Total gross deposits                                       $  150                      $   18                      $    871
Transfers between fund divisions and
  General American                                          6,911                       3,471                        21,899
Surrenders and withdrawals                                      0                           0                       (18,684)
                                                           ------                      ------                      --------

Total gross deposits, transfers, and
  surrenders between fund divisions                         7,061                       3,489                         4,086
                                                           ------                      ------                      --------


Deductions:
  Premium load charges                                         16                           0                            22
  Cost of insurance and administrative expenses                14                           0                           269
                                                           ------                      ------                      --------

     Total deductions                                          30                           0                           291
                                                           ------                      ------                      --------


Net deposits into Separate Account                         $7,031                      $3,489                      $  3,795
                                                           ======                      ======                      ========


<F*>The Variable Universal Life - 95 product became available to these funds on April 30, 1999.                 (continued)




NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT, (CONTINUED)



Variable General Select Plus:
-----------------------------



                                                        S & P 500 INDEX                                MONEY MARKET
                                                         FUND DIVISION                                FUND DIVISION
                                           -----------------------------------------     -----------------------------------------

                                                1999          1998          1997            1999           1998           1997
                                           ------------   -----------   ------------     ----------   -------------   ------------

Total gross deposits                       $ 9,516,696    $1,357,475    $ 1,229,167      $3,414,103   $ 16,933,833    $11,949,827
Transfers between fund divisions and
  General American                              60,389     5,431,739      1,639,191          27,242    (20,254,746)    (6,333,824)
Surrenders and withdrawals                  (1,040,805)     (152,414)    (5,100,149)              0       (214,226)    (4,042,319)
                                           -----------    ----------    -----------      ----------   ------------    -----------

Total gross deposits, transfers, and
  surrenders between fund divisions          8,536,280     6,636,800     (2,231,791)      3,441,345     (3,535,139)     1,573,684
                                           -----------    ----------    -----------      ----------   ------------    -----------



Deductions:
  Premium load charges                         172,275        99,759         88,924         544,962      1,299,538        870,893
  Cost of insurance and administrative
    expenses                                    38,868       293,438        158,092           7,722        221,400        158,166
                                           -----------    ----------    -----------      ----------   ------------    -----------

     Total deductions                          211,143       393,197        247,016         552,684      1,520,938      1,029,059
                                           -----------    ----------    -----------      ----------   ------------    -----------

Net deposits into (withdrawals from)
  Separate Account                         $ 8,325,137    $6,243,603    $(2,478,807)     $2,888,661   $ (5,056,077)   $   544,625
                                           ===========    ==========    ===========      ==========   ============    ===========





                                                                                                                     (continued)




NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT, (CONTINUED)



Variable General Select Plus:
-----------------------------



                                                            BOND INDEX                               MANAGED EQUITY
                                                          FUND DIVISION                              FUND DIVISION
                                             ----------------------------------------      -----------------------------------

                                                 1999         1998           1997             1999        1998         1997
                                             -----------    ---------    ------------      ---------    ---------    ---------

Total gross deposits                         $1,499,923     $146,938     $   170,971       $686,238     $185,192     $225,421
Transfers between fund divisions and
  General American                              (51,332)     205,041         109,381         (5,378)        (477)      49,038
Surrenders and withdrawals                       (8,668)     (27,635)     (4,675,478)        (1,579)     (44,810)     (28,866)
                                             ----------     --------     -----------       --------     --------     --------

Total gross deposits, transfers, and
  surrenders between fund divisions           1,439,923      324,344      (4,395,126)       679,281      139,905      245,593
                                             ----------     --------     -----------       --------     --------     --------



Deductions:
  Premium load charges                           17,017       10,813          12,639         14,026       12,749       16,872
  Cost of insurance and administrative
    expenses                                      3,507       29,846          24,838          2,662       29,578       24,211
                                             ----------     --------     -----------       --------     --------     --------

     Total deductions                            20,524       40,659          37,477         16,688       42,327       41,083
                                             ----------     --------     -----------       --------     --------     --------

Net deposits into (withdrawals from)
  Separate Account                           $1,419,399     $283,685     $(4,432,603)      $662,593     $ 97,578     $204,510
                                             ==========     ========     ===========       ========     ========     ========





                                                                                                                  (continued)




NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT, (CONTINUED)



Variable General Select Plus:
-----------------------------



                                                        ASSET ALLOCATION                          INTERNATIONAL INDEX
                                                          FUND DIVISION                            FUND DIVISION<F*>
                                            ---------------------------------------      -----------------------------------

                                                1999          1998           1997           1999         1998        1997
                                            -----------    ----------     ---------      ---------    ---------    ---------

Total gross deposits                        $1,791,144     $ 231,397      $225,188       $347,511     $244,143     $273,454
Transfers between fund divisions and
  General American                              (4,461)      160,811        92,485        (30,925)     (26,160)     190,371
Surrenders and withdrawals                     (21,717)     (166,928)      (48,400)       (18,143)     (16,419)     (47,175)
                                            ----------     ---------      --------       --------     --------     --------

Total gross deposits, transfers, and
  surrenders between fund divisions          1,764,966       225,280       269,273        298,443      201,564      416,650
                                            ----------     ---------      --------       --------     --------     --------


Deductions:
  Premium load charges                          22,493        14,905        17,168         15,706       16,859       19,728
  Cost of insurance and administrative
    expenses                                     8,155        84,944        67,268          4,823       44,378       37,091
                                            ----------     ---------      --------       --------     --------     --------

     Total deductions                           30,648        99,849        84,436         20,529       61,237       56,819
                                            ----------     ---------      --------       --------     --------     --------


Net deposits into Separate Account          $1,734,318     $ 125,431      $184,837       $277,914     $140,327     $359,831
                                            ==========     =========      ========       ========     ========     ========




<F*>This fund was formerly known as the International Equity Fund.                                             (continued)




NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT, (CONTINUED)



Variable General Select Plus:
-----------------------------



                                                        MID-CAP EQUITY                            SMALL-CAP EQUITY
                                                       FUND DIVISION<F*>                            FUND DIVISION
                                            ---------------------------------------      -----------------------------------

                                               1999          1998           1997           1999          1998      1997<F**>
                                            ---------      ---------      ---------      ---------    ---------    ---------

Total gross deposits                        $190,421       $338,015       $376,253       $826,906     $263,673     $ 59,270
Transfers between fund divisions and
  General American                           (54,387)       458,678        301,956        (43,257)     330,151      326,392
Surrenders and withdrawals                   (16,526)       (25,379)       (53,267)             0            0            0
                                            --------       --------       --------       --------     --------     --------

Total gross deposits, transfers, and
  surrenders between fund divisions          119,508        771,314        624,942        783,649      593,824      385,662
                                            --------       --------       --------       --------     --------     --------


Deductions:
  Premium load charges                        22,927         24,362         29,256         24,112       19,071        4,711
  Cost of insurance and administrative
    expenses                                   5,491         67,262         40,346          2,329       19,764        3,518
                                            --------       --------       --------       --------     --------     --------

     Total deductions                         28,418         91,624         69,602         26,441       38,835        8,229
                                            --------       --------       --------       --------     --------     --------


Net deposits into Separate Account          $ 91,090       $679,690       $555,340       $757,208     $554,989     $377,433
                                            ========       ========       ========       ========     ========     ========

<F*>This fund was formerly known as the Special Equity Fund.
<F**>The Small-Cap Equity Fund began operations on May 1, 1997.

                                                                                                                (continued)




NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT, (CONTINUED)



Variable General Select Plus:
-----------------------------



                                                         EQUITY-INCOME                                      GROWTH
                                                         FUND DIVISION                                  FUND DIVISION
                                           -----------------------------------------      -----------------------------------------

                                               1999           1998          1997             1999            1998           1997
                                           -----------    -----------    -----------      -----------    -----------    -----------

Total gross deposits                       $2,525,240     $1,492,223     $1,043,306       $5,816,419     $1,297,862     $1,354,928
Transfers between fund divisions and
  General American                            (83,685)       748,006        658,129          361,192        891,558        957,813
Surrenders and withdrawals                    (50,381)      (183,143)      (148,279)         (74,872)      (255,377)      (268,257)
                                           ----------     ----------     ----------       ----------     ----------     ----------

Total gross deposits, transfers, and
  surrenders between fund divisions         2,391,174      2,057,086      1,553,156        6,102,739      1,934,043      2,044,484
                                           ----------     ----------     ----------       ----------     ----------     ----------


Deductions:
  Premium load charges                         80,926         82,617         78,543          108,587         84,087        101,854
  Cost of insurance and administrative
    expenses                                   21,370        216,335        163,469           34,735        250,176        206,497
                                           ----------     ----------     ----------       ----------     ----------     ----------

     Total deductions                         102,296        298,952        242,012          143,322        334,263        308,351
                                           ----------     ----------     ----------       ----------     ----------     ----------


Net deposits into Separate Account         $2,288,878     $1,758,134     $1,311,144       $5,959,417     $1,599,780     $1,736,133
                                           ==========     ==========     ==========       ==========     ==========     ==========




                                                                                                                      (continued)




NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT, (CONTINUED)



Variable General Select Plus:
-----------------------------



                                                           OVERSEAS                              ASSET MANAGER
                                                        FUND DIVISION                            FUND DIVISION
                                             ------------------------------------      ----------------------------------

                                               1999          1998          1997           1999        1998         1997
                                             ---------    ----------    ---------      ---------    --------     --------

Total gross deposits                         $616,304     $ 557,583     $763,625       $869,266     $ 27,818     $53,004
Transfers between fund divisions and
  General American                             86,786      (150,747)     265,722         (2,696)      93,342       3,027
Surrenders and withdrawals                    (16,745)      (55,531)     (56,432)             0            0      (2,184)
                                             --------     ---------     --------       --------     --------     -------

Total gross deposits, transfers, and
  surrenders between fund divisions           686,345       351,305      972,915        866,570      121,160      53,847
                                             --------     ---------     --------       --------     --------     -------


Deductions:
  Premium load charges                         46,057        40,327       57,640          4,522        1,654       3,927
  Cost of insurance and administrative
    expenses                                    8,922        79,907       71,616          1,055        6,502       3,625
                                             --------     ---------     --------       --------     --------     -------

     Total deductions                          54,979       120,234      129,256          5,577        8,156       7,552
                                             --------     ---------     --------       --------     --------     -------


Net deposits into Separate Account           $631,366     $ 231,071     $843,659       $860,993     $113,004     $46,295
                                             ========     =========     ========       ========     ========     =======



                                                                                                             (continued)




NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT, (CONTINUED)



Variable General Select Plus:
-----------------------------


                                                          HIGH INCOME                       WORLDWIDE HARD ASSETS
                                                         FUND DIVISION                        FUND DIVISION<F*>
                                             -----------------------------------      ---------------------------------

                                                1999         1998         1997          1999        1998         1997
                                             ---------    ---------    ---------      -------     --------    ---------

Total gross deposits                         $941,150     $241,925     $201,994       $51,609     $ 6,454     $ 22,621
Transfers between fund divisions and
  General American                             11,214      156,540      207,353             0      (6,638)       1,823
Surrenders and withdrawals                    (10,166)     (16,195)      (6,433)            0        (841)     (36,871)
                                             --------     --------     --------       -------     -------     --------

Total gross deposits, transfers, and
  surrenders between fund divisions           942,198      382,270      402,914        51,609      (1,025)     (12,427)
                                             --------     --------     --------       -------     -------     --------


Deductions:
  Premium load charges                         16,895       17,692       15,004           447         376        1,715
  Cost of insurance and administrative
    expenses                                    2,659       34,790       25,526           159       1,055          890
                                             --------     --------     --------       -------     -------     --------

     Total deductions                          19,554       52,482       40,530           606       1,431        2,605
                                             --------     --------     --------       -------     -------     --------

Net deposits into (withdrawals from)
  Separate Account                           $922,644     $329,788     $362,384       $51,003     $(2,456)    $(15,032)
                                             ========     ========     ========       =======     =======     ========


                                             WORLDWIDE
                                         EMERGING MARKETS
                                           FUND DIVISION
                                         -----------------

                                             1999<F**>
                                            -----------

Total gross deposits                         $159,565
Transfers between fund divisions and
  General American                             27,490
Surrenders and withdrawals                          0
                                             --------

Total gross deposits, transfers, and
  surrenders between fund divisions           187,055
                                             --------


Deductions:
  Premium load charges                             61
  Cost of insurance and administrative
    expenses                                      578
                                             --------

     Total deductions                             639
                                             --------

Net deposits into (withdrawals from)
  Separate Account                           $186,416
                                             ========

<F*>This fund was formerly known as the Gold & Natural Resources Fund.
<F**>The Variable General Select Plus product became available to these funds on April 30, 1999.                  (continued)




NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT, (CONTINUED)



Variable General Select Plus:
-----------------------------



                                                       MULTI-STYLE EQUITY                                 CORE BOND
                                                          FUND DIVISION                                 FUND DIVISION
                                             --------------------------------------       --------------------------------------

                                                 1999          1998        1997<F*>          1999           1998        1997<F*>
                                             -----------    -----------    --------       ----------     ----------     --------

Total gross deposits                         $3,354,781     $1,940,731     $ 80,451       $3,385,014     $1,482,889     $ 17,978
Transfers between fund divisions and
  General American                             (238,145)     4,822,163      532,364          109,400      3,101,165      215,118
Surrenders and withdrawals                            0           (187)           0                0              0            0
                                             ----------     ----------     --------       ----------     ----------     --------

Total gross deposits, transfers, and
  surrenders between fund divisions           3,116,636      6,762,707      612,815        3,494,414      4,584,054      233,096
                                             ----------     ----------     --------       ----------     ----------     --------


Deductions:
  Premium load charges                          192,138        204,842        5,866          162,629        117,137        1,346
  Cost of insurance and administrative
    expenses                                     33,513        255,638        8,425           21,037        182,736        2,474
                                             ----------     ----------     --------       ----------     ----------     --------

     Total deductions                           225,651        460,480       14,291          183,666        299,873        3,820
                                             ----------     ----------     --------       ----------     ----------     --------


Net deposits into Separate Account           $2,890,985     $6,302,227     $598,524       $3,310,748     $4,284,181     $229,276
                                             ==========     ==========     ========       ==========     ==========     ========


<F*>The Multi-style Equity Fund, Core Bond Fund, Aggressive Equity Fund, and Non-US Fund began operations on January 2, 1997.
                                                                                                                  (continued)




NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT, (CONTINUED)



Variable General Select Plus:
-----------------------------

                                                      AGGRESSIVE EQUITY                                  NON-US
                                                        FUND DIVISION                                 FUND DIVISION
                                            --------------------------------------       --------------------------------------

                                              1999          1998          1997<F*>         1999           1998         1997<F*>
                                            --------     ----------       --------       ---------     ----------      --------
Total gross deposits                        $686,381     $  502,264       $ 54,099       $ 453,079     $  264,324      $ 42,059
Transfers between fund divisions and
 General American                            (84,039)     1,704,740        281,507        (109,436)     1,609,166       276,242
Surrenders and withdrawals                         0           (116)             0               0           (119)            0
                                            --------     ----------       --------       ---------     ----------      --------

Total gross deposits, transfers, and
 surrenders between fund divisions           602,342      2,206,888        335,606         343,643      1,873,371       318,301
                                            --------     ----------       --------       ---------     ----------      --------


Deductions:
 Premium load charges                         47,306         71,141          3,761          26,226         34,958         3,283
 Cost of insurance and administrative
    expenses                                   6,671         47,691          3,632           7,300         38,906         3,028
                                            --------     ----------       --------       ---------     ----------      --------

  Total deductions                            53,977        118,832          7,393          33,526         73,864         6,311
                                            --------     ----------       --------       ---------     ----------      --------

Net deposits into Separate Account          $548,365     $2,088,056       $328,213       $ 310,117     $1,799,507      $311,990
                                            ========     ==========       ========       =========     ==========      ========

<F*>The Multi-style Equity Fund, Core Bond Fund, Aggressive Equity Fund, and Non-US Fund began operations on January 2, 1997.
                                                                                                                    (continued)





NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT, (CONTINUED)



Variable General Select Plus:
-----------------------------

                                             INCOME & GROWTH    INTERNATIONAL        VALUE         BOND PORTFOLIO    SMALL COMPANY
                                              FUND DIVISION     FUND DIVISION    FUND DIVISION     FUND DIVISION     FUND DIVISION
                                             ---------------    -------------    -------------     --------------    -------------

                                                1999<F*>          1999<F*>          1999<F*>          1999<F*>          1999<F*>
                                                --------          --------          --------          --------          --------
Total gross deposits                            $584,148          $306,558           $89,282          $128,073          $375,118
Transfers between fund divisions and
 General American                                 10,803             9,583                 0                 0            36,269
Surrenders and withdrawals                             0                 0                 0                 0                 0
                                                --------          --------           -------          --------          --------

Total gross deposits, transfers, and
 surrenders between fund divisions               594,951           316,141            89,282           128,073           411,387
                                                --------          --------           -------          --------          --------


Deductions:
 Premium load charges                                 57                57                70                 0                72
 Cost of insurance and administrative expenses        41               126                18                18               566
                                                --------          --------           -------          --------          --------

  Total deductions                                    98               183                88                18               638
                                                --------          --------           -------          --------          --------


Net deposits into Separate Account              $594,853          $315,958           $89,194          $128,055          $410,749
                                                ========          ========           =======          ========          ========

<F*>The Variable General Select Plus product became available to these funds on April 30, 1999.
                                                                                                                     (continued)




NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT, (CONTINUED)



Variable Universal Life - 100:
------------------------------

                                                         S & P 500 INDEX                                MONEY MARKET
                                                          FUND DIVISION                                FUND DIVISION
                                             ---------------------------------------      ---------------------------------------

                                               1999           1998           1997           1999           1998           1997
                                             ---------     ----------     ----------      ---------    -----------    -----------
Total gross deposits                         $ 497,709     $3,774,275     $1,995,433      $ 144,058    $ 9,507,851    $ 8,679,144
Transfers between fund divisions and
  General American                             (19,257)     5,484,204      2,177,143       (223,896)    (8,000,842)    (7,303,949)
Surrenders and withdrawals                    (140,100)      (299,771)       (68,513)             0        (11,635)        (3,421)
                                             ---------     ----------     ----------      ---------    -----------    -----------

Total gross deposits, transfers, and
  surrenders between fund divisions            338,352      8,958,708      4,104,063        (79,838)     1,495,374      1,371,774
                                             ---------     ----------     ----------      ---------    -----------    -----------


Deductions:
  Premium load charges                         157,232        126,277         66,092        121,639        296,413        286,729
  Cost of insurance and administrative
    expenses                                   140,651      1,411,705        671,147          9,414        639,686        599,119
                                             ---------     ----------     ----------      ---------    -----------    -----------

     Total deductions                          297,883      1,537,982        737,239        131,053        936,099        885,848
                                             ---------     ----------     ----------      ---------    -----------    -----------

Net deposits into (withdrawals from)
  Separate Account                           $  40,469     $7,420,726     $3,366,824      $(210,891)   $   559,275    $   485,926
                                             =========     ==========     ==========      =========    ===========    ===========

                                                                                                                      (continued)




NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT, (CONTINUED)



Variable Universal Life - 100:
------------------------------

                                                            BOND INDEX                                 MANAGED EQUITY
                                                           FUND DIVISION                                FUND DIVISION
                                               -------------------------------------        -------------------------------------

                                                 1999          1998           1997           1999           1998           1997
                                               -------       --------       --------        -------       --------       --------
Total gross deposits                           $27,523       $279,989       $184,259        $78,693       $488,098       $228,756
Transfers between fund divisions and
  General American                              (7,468)       613,426        265,500          3,494        247,910        432,012
Surrenders and withdrawals                      (1,636)       (10,480)        (4,282)        (2,376)       (59,153)       (13,613)
                                               -------       --------       --------        -------       --------       --------

Total gross deposits, transfers, and
  surrenders between fund divisions             18,419        882,935        445,477         79,811        676,855        647,155
                                               -------       --------       --------        -------       --------       --------


Deductions:
  Premium load charges                          10,567          9,514          6,186         16,793         16,604          7,603
  Cost of insurance and administrative
    expenses                                     7,925         83,804         57,817         14,086        178,243         96,349
                                               -------       --------       --------        -------       --------       --------

     Total deductions                           18,492         93,318         64,003         30,879        194,847        103,952
                                               -------       --------       --------        -------       --------       --------

Net deposits into (withdrawals from)
  Separate Account                             $   (73)      $789,617       $381,474        $48,932       $482,008       $543,203
                                               =======       ========       ========        =======       ========       ========

                                                                                                                      (continued)




NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT, (CONTINUED)



Variable Universal Life - 100:
------------------------------

                                                         ASSET ALLOCATION                            INTERNATIONAL INDEX
                                                          FUND DIVISION                               FUND DIVISION<F*>
                                              --------------------------------------       --------------------------------------

                                                1999           1998           1997           1999           1998           1997
                                              --------       --------       --------       --------       --------       --------
Total gross deposits                          $174,486       $652,869       $297,431       $ 30,589       $542,245       $380,598
Transfers between fund divisions and
  General American                             (14,732)       212,547        423,970        (74,184)        82,381        259,917
Surrenders and withdrawals                      (1,320)       (16,485)        (7,250)        (1,545)       (13,406)       (12,338)
                                              --------       --------       --------       --------       --------       --------

Total gross deposits, transfers, and
  surrenders between fund divisions            158,434        848,931        714,151        (45,140)       611,220        628,177
                                              --------       --------       --------       --------       --------       --------


Deductions:
  Premium load charges                          31,177         21,971         10,273         19,041         18,719         12,990
  Cost of insurance and administrative
    expenses                                    29,388        237,042        159,083         13,745        172,801        138,712
                                              --------       --------       --------       --------       --------       --------

     Total deductions                           60,565        259,013        169,356         32,786        191,520        151,702
                                              --------       --------       --------       --------       --------       --------

Net deposits into (withdrawals from)
  Separate Account                            $ 97,869       $589,918       $544,795       $(77,926)      $419,700       $476,475
                                              ========       ========       ========       ========       ========       ========

<F*>This fund was formerly known as the International Equity Fund.
                                                                                                                      (continued)




NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT, (CONTINUED)



Variable Universal Life - 100:
------------------------------

                                                          MID-CAP EQUITY                              SMALL-CAP EQUITY
                                                         FUND DIVISION<F*>                             FUND DIVISION
                                             ---------------------------------------      ---------------------------------------

                                                1999           1998           1997           1999           1998        1997<F**>
                                             ---------       --------       --------      ---------       --------      ---------
Total gross deposits                         $  60,351       $694,795       $405,467      $  37,239       $390,118       $ 48,912
Transfers between fund divisions and
  General American                            (121,007)       218,584        129,102       (118,733)       485,204        254,044
Surrenders and withdrawals                      (2,516)       (36,811)       (15,375)             0         (2,420)             0
                                             ---------       --------       --------      ---------       --------       --------

Total gross deposits, transfers, and
  surrenders between fund divisions            (63,172)       876,568        519,194        (81,494)       872,902        302,956
                                             ---------       --------       --------      ---------       --------       --------


Deductions:
  Premium load charges                          22,088         23,485         13,537         15,661         13,324          1,579
  Cost of insurance and administrative
    expenses                                    14,426        206,508        140,909          8,182        114,663          7,052
                                             ---------       --------       --------      ---------       --------       --------

     Total deductions                           36,514        229,993        154,446         23,843        127,987          8,631
                                             ---------       --------       --------      ---------       --------       --------

Net deposits into (withdrawals from)
  Separate Account                           $ (99,686)      $646,575       $364,748      $(105,337)      $744,915       $294,325
                                             =========       ========       ========      =========       ========       ========

<F*>This fund was formerly known as the Special Equity Fund.
<F**>The Small-Cap Equity Fund began operations on May 1, 1997.
                                                                                                                      (continued)





NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT, (CONTINUED)



Variable Universal Life - 100:
------------------------------

                                                          EQUITY INCOME                                   GROWTH
                                                          FUND DIVISION                                FUND DIVISION
                                              --------------------------------------      ---------------------------------------

                                                1999          1998           1997            1999          1998           1997
                                              --------    -----------     ----------      ---------     ----------     ----------
Total gross deposits                          $191,931    $ 2,136,531     $1,996,233      $ 345,160     $2,942,824     $2,402,233
Transfers between fund divisions and
  General American                             (87,709)    (1,236,416)       792,184        122,542        694,369      1,492,743
Surrenders and withdrawals                      (9,312)      (127,426)       (44,826)      (341,338)      (279,188)      (114,282)
                                              --------    -----------     ----------      ---------     ----------     ----------

Total gross deposits, transfers, and
  surrenders between fund divisions             94,910        772,689      2,743,591        126,364      3,358,005      3,780,694
                                              --------    -----------     ----------      ---------     ----------     ----------


Deductions:
  Premium load charges                          62,308         78,973         66,340        101,279        103,369         80,190
  Cost of insurance and administrative
    expenses                                    45,170        940,207        572,720        106,234      1,188,418        842,557
                                              --------    -----------     ----------      ---------     ----------     ----------

     Total deductions                          107,478      1,019,180        639,060        207,513      1,291,787        922,747
                                              --------    -----------     ----------      ---------     ----------     ----------

Net deposits into (withdrawals from)
  Separate Account                            $(12,568)   $  (246,491)    $2,104,531      $ (81,149)    $2,066,218     $2,857,947
                                              ========    ===========     ==========      =========     ==========     ==========

                                                                                                                      (continued)




NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT, (CONTINUED)



Variable Universal Life - 100:
------------------------------

                                                             OVERSEAS                                  ASSET MANAGER
                                                          FUND DIVISION                                FUND DIVISION
                                              --------------------------------------        -------------------------------------

                                                1999           1998           1997           1999           1998           1997
                                              --------       --------       --------        -------       --------       --------
Total gross deposits                          $ 60,624       $630,759       $508,810        $36,199       $317,439       $147,295
Transfers between fund divisions and
  General American                              86,259        143,337        313,710          2,278        146,214        109,004
Surrenders and withdrawals                      (4,693)       (59,595)       (22,505)        (1,984)       (26,187)        (5,778)
                                              --------       --------       --------        -------       --------       --------

Total gross deposits, transfers, and
  surrenders between fund divisions            142,190        714,501        800,015         36,493        437,466        250,521
                                              --------       --------       --------        -------       --------       --------


Deductions:
  Premium load charges                          21,350         21,503         17,197         11,474         10,729          4,955
  Cost of insurance and administrative
    expenses                                    16,685        195,007        165,254         10,603        117,605         74,461
                                              --------       --------       --------        -------       --------       --------

     Total deductions                           38,035        216,510        182,451         22,077        128,334         79,416
                                              --------       --------       --------        -------       --------       --------


Net deposits into Separate Account            $104,155       $497,991       $617,564        $14,416       $309,132       $171,105
                                              ========       ========       ========        =======       ========       ========

                                                                                                                      (continued)





NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT, (CONTINUED)



Variable Universal Life - 100:
------------------------------


                                                           HIGH INCOME                             WORLDWIDE HARD ASSETS
                                                          FUND DIVISION                              FUND DIVISION<F*>
                                              --------------------------------------        -------------------------------------

                                                1999           1998           1997           1999           1998           1997
                                              --------       --------       --------        -------        -------        -------
Total gross deposits                          $ 61,798       $469,183       $300,761        $ 4,754        $60,696        $63,004
Transfers between fund divisions and
  General American                             174,344        256,832        224,109         (3,654)        10,164         18,216
Surrenders and withdrawals                           0        (12,240)       (20,348)             0         (2,562)        (4,909)
                                              --------       --------       --------        -------        -------        -------

Total gross deposits, transfers, and
  surrenders between fund divisions            236,142        713,775        504,522          1,100         68,298         76,311
                                              --------       --------       --------        -------        -------        -------


Deductions:
  Premium load charges                          23,688         15,948         10,110          1,670          2,007          2,147
  Cost of insurance and administrative
    expenses                                    15,033        130,579        105,718          1,229         17,277         19,651
                                              --------       --------       --------        -------        -------        -------

     Total deductions                           38,721        146,527        115,828          2,899         19,284         21,798
                                              --------       --------       --------        -------        -------        -------

Net deposits into (withdrawals from)
  Separate Account                            $197,421       $567,248       $388,694        $(1,799)       $49,014        $54,513
                                              ========       ========       ========        =======        =======        =======

<F*>This fund was formerly known as the Gold & Natural Resources Fund.
                                                                                                                      (continued)





NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT, (CONTINUED)



Variable Universal Life - 100:
------------------------------

                                                 WORLDWIDE
                                              EMERGING MARKETS         MULTI-STYLE EQUITY                        CORE BOND
                                               FUND DIVISION             FUND DIVISION                         FUND DIVISION
                                              ----------------      -------------------------            -------------------------

                                                 1999<F**>           1999            1998<F*>             1999            1998<F*>
                                                 ---------          -------          --------            ------           --------
Total gross deposits                              $    52           $29,816           $11,281            $7,874            $1,071
Transfers between fund divisions and
  General American                                  2,925              (584)           62,902               (56)            7,124
Surrenders and withdrawals                         (3,567)              114               (69)            1,463                 0
                                                  -------           -------           -------            ------            ------

Total gross deposits, transfers, and
  surrenders between fund divisions                  (590)           29,346            74,114             9,281             8,195
                                                  -------           -------           -------            ------            ------


Deductions:
  Premium load charges                                  7             6,946               460               886                40
  Cost of insurance and administrative expenses        88             5,732             5,703               475             1,266
                                                  -------           -------           -------            ------            ------

     Total deductions                                  95            12,678             6,163             1,361             1,306
                                                  -------           -------           -------            ------            ------

Net deposits into (withdrawals from)
  Separate Account                                $  (685)          $16,668           $67,951            $7,920            $6,889
                                                  =======           =======           =======            ======            ======

<F*>The Variable Universal Life - 100 product became available to these funds on April 30, 1998.
<F**>The Variable Universal Life - 100 product became available to this fund on April 30, 1999.
                                                                                                                      (continued)




NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT, (CONTINUED)



Variable Universal Life - 100:
------------------------------

                                                                 AGGRESSIVE EQUITY                                 NON-US
                                                                   FUND DIVISION                                FUND DIVISION
                                                               ----------------------                      -----------------------

                                                                1999         1998<F*>                       1999          1998<F*>
                                                               ------        --------                      -------        --------
Total gross deposits                                           $5,962        $(3,957)                      $ 5,131        $ 1,368
Transfers between fund divisions and
  General American                                               (656)        20,863                          (194)        12,106
Surrenders and withdrawals                                          0              0                        (1,225)             0
                                                               ------        -------                       -------        -------

Total gross deposits, transfers, and
  surrenders between fund divisions                             5,306         16,906                         3,712         13,474
                                                               ------        -------                       -------        -------


Deductions:
  Premium load charges                                          1,972            167                         1,252            103
  Cost of insurance and administrative expenses                 2,098          3,404                         1,797          1,186
                                                               ------        -------                       -------        -------

     Total deductions                                           4,070          3,571                         3,049          1,289
                                                               ------        -------                       -------        -------


Net deposits into Separate Account                             $1,236        $13,335                       $   663        $12,185
                                                               ======        =======                       =======        =======

<F*>The Variable Universal Life - 100 product became available to these funds on April 30, 1998.
                                                                                                                      (continued)





NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT, (CONTINUED)



Variable Universal Life - 100:
------------------------------

                                                                                                                     SMALL COMPANY
                                             INCOME & GROWTH     INTERNATIONAL         VALUE         BOND PORTFOLIO    PORTFOLIO
                                              FUND DIVISION      FUND DIVISION     FUND DIVISION     FUND DIVISION   FUND DIVISION
                                             ---------------     -------------     -------------     --------------  -------------

                                                 1999<F*>           1999<F*>          1999<F*>          1999<F*>        1999<F*>
                                                 --------           --------          --------          --------        --------
Total gross deposits                             $  7,302           $ 4,437           $(2,632)           $  68          $ 1,074
Transfers between fund divisions and
  General American                                (13,611)           89,802                 0                0           30,306
Surrenders and withdrawals                           (872)             (524)              704                0                0
                                                 --------           -------           -------            -----          -------

Total gross deposits, transfers, and
  surrenders between fund divisions                (7,181)           93,715            (1,928)              68           31,380
                                                 --------           -------           -------            -----          -------


Deductions:
  Premium load charges                                428                90                 0                7               39
  Cost of insurance and administrative expenses       169                15                 2               29               72
                                                 --------           -------           -------            -----          -------

     Total deductions                                 597               105                 2               36              111
                                                 --------           -------           -------            -----          -------

Net deposits into (withdrawals from)
  Separate Account                               $ (7,778)          $93,610           $(1,930)           $  32          $31,269
                                                 ========           =======           =======            =====          =======

<F*>The Variable Universal Life - 100 product became available to these funds on April 30, 1999.
                                                                                                                    (continued)





NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT, (CONTINUED)



Russell Variable Universal Life:<F*>
------------------------------------



                                                        MONEY MARKET                              MULTI-STYLE EQUITY
                                                       FUND DIVISION                                FUND DIVISION
                                                ---------------------------          --------------------------------------------

                                                   1998             1997               1999             1998            1997<F**>
                                                ---------       -----------          --------        ----------        ----------
Total gross deposits                            $ 415,709       $ 4,627,386          $ 11,757        $1,037,690        $   19,255
Transfers between fund divisions and
  General American                               (469,090)       (4,374,607)                0           154,284         1,937,967
Surrenders and withdrawals                              0                 0                 0           (13,263)             (328)
                                                ---------       -----------          --------        ----------        ----------

Total gross deposits, transfers, and
  surrenders between fund divisions               (53,381)          252,779            11,757         1,178,711         1,956,894
                                                ---------       -----------          --------        ----------        ----------


Deductions:
  Premium load charges                             27,188            72,762            11,910            75,029             1,369
  Cost of insurance and administrative expenses    10,537            72,945            11,989           108,054            19,567
                                                ---------       -----------          --------        ----------        ----------

     Total deductions                              37,725           145,707            23,899           183,083            20,936
                                                ---------       -----------          --------        ----------        ----------

Net deposits into (withdrawals from)
  Separate Account                              $ (91,106)      $   107,072          $(12,142)       $  995,628        $1,935,958
                                                =========       ===========          ========        ==========        ==========

                                                                           CORE BOND
                                                                         FUND DIVISION
                                                        -----------------------------------------------

                                                         1999                1998             1997<F**>
                                                        -------           ----------          ---------
Total gross deposits                                    $ 2,104           $  932,874          $  3,472
Transfers between fund divisions and
  General American                                            0              167,553           914,278
Surrenders and withdrawals                                    0              (15,205)                0
                                                        -------           ----------          --------

Total gross deposits, transfers, and
  surrenders between fund divisions                       2,104            1,085,222           917,750
                                                        -------           ----------          --------


Deductions:
  Premium load charges                                    2,839               62,053                 0
  Cost of insurance and administrative expenses           9,047              102,484            21,735
                                                        -------           ----------          --------

     Total deductions                                    11,886              164,537            21,735
                                                        -------           ----------          --------

Net deposits into (withdrawals from)
  Separate Account                                      $(9,782)          $  920,685          $896,015
                                                        =======           ==========          ========

<F*>Russell Variable Universal Life product was introduced in 1997, and the first deposit was received on June 6, 1997.
<F**>The Multi-style Equity Fund and Core Bond Fund began operations on January 2, 1997.
                                                                                                                     (continued)




NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT, (CONTINUED)



Russell Variable Universal Life:<F*>
------------------------------------


                                                         AGGRESSIVE EQUITY                                 NON-US
                                                           FUND DIVISION                                FUND DIVISION
                                               --------------------------------------       --------------------------------------

                                                 1999          1998         1997<F**>        1999           1998         1997<F**>
                                               -------       --------       ---------       -------       --------       ---------
Total gross deposits                           $ 6,989       $397,370       $ 12,641        $ 2,513       $514,239       $  8,990
Transfers between fund divisions and
  General American                                   0         54,038        987,308              0         91,705        532,277
Surrenders and withdrawals                           0         (3,526)           (94)             0         (6,050)          (137)
                                               -------       --------       --------        -------       --------       --------

Total gross deposits, transfers, and
  surrenders between fund divisions              6,989        447,882        999,855          2,513        599,894        541,130
                                               -------       --------       --------        -------       --------       --------


Deductions:
  Premium load charges                           7,446         28,279            822          3,137         36,821            548
  Cost of insurance and administrative
    expenses                                     3,346         35,589          6,442          5,864         50,919         10,345
                                               -------       --------       --------        -------       --------       --------

     Total deductions                           10,792         63,868          7,264          9,001         87,740         10,893
                                               -------       --------       --------        -------       --------       --------

Net deposits into (withdrawals from)
  Separate Account                             $(3,803)      $384,014       $992,591        $(6,488)      $512,154       $530,237
                                               =======       ========       ========        =======       ========       ========

<F*>Russell Variable Universal Life product was introduced in 1997, and the first deposit was received on June 6, 1997.
<F**>The Aggressive Equity Fund and Non-US Fund began operations on January 2, 1997.
                                                                                                                      (continued)



NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT, (CONTINUED)



Variable Universal Life Insurance - 98:<F*>
-------------------------------------------

                                                                 S & P 500 INDEX                              MONEY MARKET
                                                                  FUND DIVISION                               FUND DIVISION
                                                             -----------------------                   --------------------------

                                                               1999           1998                        1999            1998
                                                             --------       --------                   -----------     ----------
Total gross deposits                                         $445,984       $  4,307                   $ 3,382,823     $2,186,833
Transfers between fund divisions and
  General American                                            306,257        136,331                    (1,591,945)      (337,148)
Surrenders and withdrawals                                       (611)             0                        (5,968)             0
                                                             --------       --------                   -----------     ----------

Total gross deposits, transfers, and
  surrenders between fund divisions                           751,630        140,638                     1,784,910      1,849,685
                                                             --------       --------                   -----------     ----------


Deductions:
  Premium load charges                                        178,933            555                     1,942,937        262,833
  Cost of insurance and administrative expenses                77,279          2,864                        65,472         52,876
                                                             --------       --------                   -----------     ----------

     Total deductions                                         256,212          3,419                     2,008,409        315,709
                                                             --------       --------                   -----------     ----------

Net deposits into (withdrawals from)
  Separate Account                                           $495,418       $137,219                   $  (223,499)    $1,533,976
                                                             ========       ========                   ===========     ==========

<F*>The Variable Universal Life Insurance 98 product was introduced in 1998, and the first deposit was received on September 29, 1998.
                                                                                                                      (continued)



NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT, (CONTINUED)



Variable Universal Life Insurance - 98:<F*>
-------------------------------------------

                                                                   BOND INDEX                               MANAGED EQUITY
                                                                  FUND DIVISION                              FUND DIVISION
                                                            ------------------------                   -----------------------

                                                               1999            1998                     1999             1998
                                                            ----------        ------                   -------          ------
Total gross deposits                                        $  23,548         $   86                   $14,479          $  186
Transfers between fund divisions and
  General American                                           (187,277)         5,616                    11,989           8,181
Surrenders and withdrawals                                       (195)             0                         0               0
                                                            ---------         ------                   -------          ------

Total gross deposits, transfers, and
  surrenders between fund divisions                          (163,924)         5,702                    26,468           8,367
                                                            ---------         ------                   -------          ------


Deductions:
  Premium load charges                                          7,871             14                    10,119              27
  Cost of insurance and administrative expenses                 3,174             52                     3,388             154
                                                            ---------         ------                   -------          ------

     Total deductions                                          11,045             66                    13,507             181
                                                            ---------         ------                   -------          ------

Net deposits into (withdrawals from)
  Separate Account                                          $(174,969)        $5,636                   $12,961          $8,186
                                                            =========         ======                   =======          ======

<F*>The Variable Universal Life Insurance 98 product was introduced in 1998, and the first
deposit was received on September 29, 1998.                                                                       (continued)





NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT, (CONTINUED)



Variable Universal Life Insurance - 98:<F*>
-------------------------------------------

                                                                 ASSET ALLOCATION                        INTERNATIONAL INDEX
                                                                  FUND DIVISION                           FUND DIVISION<F**>
                                                            -------------------------                  -----------------------

                                                              1999              1998                     1999            1998
                                                            -------           -------                  -------          ------
Total gross deposits                                        $23,556           $   294                  $22,587          $  398
Transfers between fund divisions and
  General American                                           33,414            11,801                   37,150           7,529
Surrenders and withdrawals                                        0                 0                     (173)              0
                                                            -------           -------                  -------          ------

Total gross deposits, transfers, and
  surrenders between fund divisions                          56,970            12,095                   59,564           7,927
                                                            -------           -------                  -------          ------


Deductions:
  Premium load charges                                        8,354                30                    8,623              44
  Cost of insurance and administrative expenses               4,085               166                    3,251             192
                                                            -------           -------                  -------          ------

     Total deductions                                        12,439               196                   11,874             236
                                                            -------           -------                  -------          ------


Net deposits into Separate Account                          $44,531           $11,899                  $47,690          $7,691
                                                            =======           =======                  =======          ======


<F*>The Variable Universal Life Insurance 98 product was introduced in 1998, and the first deposit was received on September 29, 1998.
<F**>This fund was formerly known as the International Equity Fund.                                               (continued)





NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT, (CONTINUED)



Variable Universal Life Insurance - 98:<F*>
-------------------------------------------

                                                                 MID-CAP EQUITY                            SMALL-CAP EQUITY
                                                               FUND DIVISION<F**>                           FUND DIVISION
                                                            ----------------------                     -----------------------

                                                              1999           1998                        1999            1998
                                                            --------        ------                     -------          ------
Total gross deposits                                        $18,623         $  269                     $20,399          $  506
Transfers between fund divisions and
  General American                                           21,442          6,292                      16,055           6,347
Surrenders and withdrawals                                     (330)             0                        (277)              0
                                                            -------         ------                     -------          ------

Total gross deposits, transfers, and
  surrenders between fund divisions                          39,735          6,561                      36,177           6,853
                                                            -------         ------                     -------          ------


Deductions:
  Premium load charges                                       11,545             34                      10,879              68
  Cost of insurance and administrative expenses               3,828            247                       4,124             265
                                                            -------         ------                     -------          ------

     Total deductions                                        15,373            281                      15,003             333
                                                            -------         ------                     -------          ------


Net deposits into Separate Account                          $24,362         $6,280                     $21,174          $6,520
                                                            =======         ======                     =======          ======

<F*>The Variable Universal Life Insurance 98 product was introduced in 1998, and the first deposit was received on September 29, 1998.
<F**>This fund was formerly known as the Special Equity Fund.
                                                                                                                  (continued)





NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT, (CONTINUED)



Variable Universal Life Insurance - 98:<F*>
-------------------------------------------

                                                                  EQUITY INCOME                                  GROWTH
                                                                  FUND DIVISION                              FUND DIVISION
                                                            -------------------------                  ------------------------

                                                               1999             1998                      1999            1998
                                                            ---------         -------                  ---------        -------

Total gross deposits                                        $ 69,744          $ 2,126                  $264,768         $ 3,312
Transfers between fund divisions and
  General American                                           159,840           22,773                   639,837          43,658
Surrenders and withdrawals                                       (44)               0                    (2,741)              0
                                                            --------          -------                  --------         -------

Total gross deposits, transfers, and
  surrenders between fund divisions                          229,540           24,899                   901,864          46,970
                                                            --------          -------                  --------         -------


Deductions:
  Premium load charges                                        32,639              235                    99,411             248
  Cost of insurance and administrative expenses               13,365            1,202                    38,779           1,227
                                                            --------          -------                  --------         -------

     Total deductions                                         46,004            1,437                   138,190           1,475
                                                            --------          -------                  --------         -------


Net deposits into Separate Account                          $183,536          $23,462                  $763,674         $45,495
                                                            ========          =======                  ========         =======

<F*>The Variable Universal Life Insurance 98 product was introduced in 1998, and the first deposit was received on September 29, 1998.
                                                                                                                    (continued)





NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT, (CONTINUED)



Variable Universal Life Insurance - 98:<F*>
-------------------------------------------

                                                                     OVERSEAS                               ASSET MANAGER
                                                                  FUND DIVISION                             FUND DIVISION
                                                            ------------------------                   -----------------------

                                                              1999             1998                       1999           1998
                                                            -------           ------                   ---------        ------
Total gross deposits                                        $46,521           $  550                   $ 25,593         $1,890
Transfers between fund divisions and
  General American                                           32,045            6,272                     94,012          6,091
Surrenders and withdrawals                                        0                0                       (403)             0
                                                            -------           ------                   --------         ------

Total gross deposits, transfers, and
  surrenders between fund divisions                          78,566            6,822                    119,202          7,981
                                                            -------           ------                   --------         ------


Deductions:
  Premium load charges                                       18,594               55                      7,359            111
  Cost of insurance and administrative expenses               5,846              195                      4,946            635
                                                            -------           ------                   --------         ------

     Total deductions                                        24,440              250                     12,305            746
                                                            -------           ------                   --------         ------


Net deposits into Separate Account                          $54,126           $6,572                   $106,897         $7,235
                                                            =======           ======                   ========         ======

<F*>The Variable Universal Life Insurance 98 product was introduced in 1998, and the first deposit was received on September 29, 1998.
                                                                                                                   (continued)




NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT, (CONTINUED)



Variable Universal Life Insurance - 98:<F*>
-------------------------------------------

                                                                                                             WORLWIDE
                                                                   HIGH INCOME                              HARD ASSETS
                                                                  FUND DIVISION                            FUND DIVISION
                                                            -------------------------                  --------------------

                                                              1999              1998                   1999            1998
                                                            --------          -------                  ----            ----
Total gross deposits                                        $24,835           $   582                  $584            $ 74
Transfers between fund divisions and
  General American                                           26,973            11,663                   211              56
Surrenders and withdrawals                                     (193)                0                     0               0
                                                            -------           -------                  ----            ----

Total gross deposits, transfers, and
  surrenders between fund divisions                          51,615            12,245                   795             130
                                                            -------           -------                  ----            ----


Deductions:
  Premium load charges                                       12,198                84                   359              12
  Cost of insurance and administrative expenses               3,939               300                   236               4
                                                            -------           -------                  ----            ----

     Total deductions                                        16,137               384                   595              16
                                                            -------           -------                  ----            ----


Net deposits into Separate Account                          $35,478           $11,861                  $200            $114
                                                            =======           =======                  ====            ====

<F*>The Variable Universal Life Insurance 98 product was introduced in 1998, and the first deposit was received on September 29, 1998.
                                                                                                                  (continued)





NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT, (CONTINUED)



Variable Universal Life Insurance - 98:<F*>
-------------------------------------------

                                                                   WORLDWIDE                                 MULTI-STYLE
                                                               EMERGING MARKETS                                 EQUITY
                                                                 FUND DIVISION                              FUND DIVISION
                                                           -------------------------                   -----------------------

                                                           1999<F**>           1998                      1999           1998
                                                           ---------          ------                   --------        -------
Total gross deposits                                        $3,360            $   45                   $ 68,210        $26,946
Transfers between fund divisions and
  General American                                           3,702             1,753                     78,386         12,531
Surrenders and withdrawals                                       0                 0                       (198)             0
                                                            ------            ------                   --------        -------

Total gross deposits, transfers, and
  surrenders between fund divisions                          7,062             1,798                    146,398         39,477
                                                            ------            ------                   --------        -------


Deductions:
  Premium load charges                                       1,161                 7                     30,461          3,877
  Cost of insurance and administrative expenses                861                91                     11,758          1,140
                                                            ------            ------                   --------        -------

     Total deductions                                        2,022                98                     42,219          5,017
                                                            ------            ------                   --------        -------


Net deposits into Separate Account                          $5,040            $1,700                   $104,179        $34,460
                                                            ======            ======                   ========        =======

<F*>The Variable Universal Life Insurance 98 product was introduced in 1998, and the first deposit was received on September 29, 1998.
<F**>The Variable Universal Life Insurance 98 product became available to these funds on April 30, 1999.
                                                                                                                   (continued)





NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT, (CONTINUED)



Variable Universal Life Insurance - 98:<F*>
-------------------------------------------

                                                                                                              AGGRESSIVE
                                                                    CORE BOND                                   EQUITY
                                                                  FUND DIVISION                              FUND DIVISION
                                                            ------------------------                   ------------------------

                                                               1999            1998                      1999             1998
                                                            --------          ------                   -------          -------
Total gross deposits                                        $ 20,212          $2,978                   $41,552          $23,310
Transfers between fund divisions and
  General American                                           (72,338)          4,298                    39,906           10,915
                                                            --------          ------                   -------          -------

Total gross deposits and transfers
  between fund divisions                                     (52,126)          7,276                    81,458           34,225
                                                            --------          ------                   -------          -------


Deductions:
  Premium load charges                                         9,225             420                    19,244            3,441
  Cost of insurance and administrative expenses                2,396              98                     5,509              755
                                                            --------          ------                   -------          -------

     Total deductions                                         11,621             518                    24,753            4,196
                                                            --------          ------                   -------          -------

Net deposits into (withdrawals from)
  Separate Account                                          $(63,747)         $6,758                   $56,705          $30,029
                                                            ========          ======                   =======          =======

<F*>The Variable Universal Life Insurance 98 product was introduced in 1998, and the first deposit was received on September 29, 1998.
                                                                                                                    (continued)






NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT, (CONTINUED)



Variable Universal Life Insurance - 98:<F*>
-------------------------------------------

                                                                      NON-US                                  INCOME & GROWTH
                                                                  FUND DIVISION                                FUND DIVISION
                                                              ----------------------                      -----------------------

                                                                1999           1998                       1999<F**>         1998
                                                              -------         ------                      ---------        ------
Total gross deposits                                          $24,901         $3,248                       $51,993         $  126
Transfers between fund divisions and
  General American                                             24,138          5,871                        27,806          6,880
                                                              -------         ------                       -------         ------

Total gross deposits, transfers, and
  surrenders between fund divisions                            49,039          9,119                        79,799          7,006
                                                              -------         ------                       -------         ------


Deductions:
  Premium load charges                                          8,263            448                        17,313             29
  Cost of insurance and administrative expenses                 3,119            184                         7,281            132
                                                              -------         ------                       -------         ------

     Total deductions                                          11,382            632                        24,594            161
                                                              -------         ------                       -------         ------


Net deposits into Separate Account                            $37,657         $8,487                       $55,205         $6,845
                                                              =======         ======                       =======         ======


<F*>The Variable Universal Life Insurance 98 product was introduced in 1998, and the first deposit was received on September 29, 1998.
<F**>The Variable Universal Life Insurance 98 product became available to this fund on April 30, 1999.
                                                                                                                      (continued)





NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT, (CONTINUED)



Variable Universal Life Insurance - 98:<F*>
-------------------------------------------

                                                                  INTERNATIONAL                                    VALUE
                                                                  FUND DIVISION                                FUND DIVISION
                                                             ------------------------                     -----------------------

                                                             1999<F**>           1998                     1999<F**>         1998
                                                             ---------           ----                     ---------        ------
Total gross deposits                                          $10,629            $258                      $25,993         $   93
Transfers between fund divisions and
  General American                                             14,268             713                        1,261          3,740
Surrenders and withdrawals                                          0               0                            0              0
                                                              -------            ----                      -------         ------

Total gross deposits, transfers, and
  surrenders between fund divisions                            24,897             971                       27,254          3,833
                                                              -------            ----                      -------         ------


Deductions:
  Premium load charges                                          4,785              44                        7,137             17
  Cost of insurance and administrative expenses                 3,739              74                        1,689             30
                                                              -------            ----                      -------         ------

     Total deductions                                           8,524             118                        8,826             47
                                                              -------            ----                      -------         ------


Net deposits into Separate Account                            $16,373            $853                      $18,428         $3,786
                                                              =======            ====                      =======         ======

<F*>The Variable Universal Life Insurance 98 product was introduced in 1998, and the first deposit was received on September 29, 1998.
<F**>The Variable Universal Life Insurance 98 product became available to these funds on April 30, 1999.
                                                                                                                      (continued)






NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT, (CONTINUED)



Variable Universal Life Insurance - 98:<F*>
-------------------------------------------

                                                                                                               SMALL COMPANY
                                                                  BOND PORTFOLIO                                 PORTFOLIO
                                                                  FUND DIVISION                                FUND DIVISION
                                                             -----------------------                      -----------------------

                                                             1999<F**>         1998                       1999<F**>         1998
                                                             ---------        ------                      ---------        ------
Total gross deposits                                          $ 9,118         $  117                       $18,644         $   54
Transfers between fund divisions and
  General American                                              1,306          3,219                        26,022          3,034
                                                              -------         ------                       -------         ------

Total gross deposits and transfers
  between fund divisions                                       10,424          3,336                        44,666          3,088
                                                              -------         ------                       -------         ------


Deductions:
  Premium load charges                                          3,529             14                         5,354             12
  Cost of insurance and administrative expenses                   860             23                         3,005            154
                                                              -------         ------                       -------         ------

     Total deductions                                           4,389             37                         8,359            166
                                                              -------         ------                       -------         ------


Net deposits into Separate Account                            $ 6,035         $3,299                       $36,307         $2,922
                                                              =======         ======                       =======         ======

<F*>The Variable Universal Life Insurance 98 product was introduced in 1998, and the first deposit was received on September 29, 1998.
<F**>The Variable Universal Life Insurance 98 product became available to these funds on April 30, 1999.
                                                                                                                      (continued)






NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT, (CONTINUED)



Joint and Survivor Variable Universal Life Insurance - 98:<F*>
--------------------------------------------------------------

                                                                 S & P 500 INDEX                               MONEY MARKET
                                                                  FUND DIVISION                               FUND DIVISION
                                                             -----------------------                     ------------------------

                                                               1999            1998                        1999            1998
                                                             --------         ------                     ---------       --------
Total gross deposits                                         $148,524         $    0                     $ 646,197       $327,992
Transfers between fund divisions and
  General American                                            183,394          1,201                      (251,824)       (21,803)
                                                             --------         ------                     ---------       --------

Total gross deposits and transfers
  between fund divisions                                      331,918          1,201                       394,373        306,189
                                                             --------         ------                     ---------       --------


Deductions:
  Premium load charges                                         21,033              0                       327,573         50,777
  Cost of insurance and administrative expenses                15,334             24                        16,814         14,164
                                                             --------         ------                     ---------       --------

     Total deductions                                          36,367             24                       344,387         64,941
                                                             --------         ------                     ---------       --------


Net deposits into Separate Account                           $295,551         $1,177                     $  49,986       $241,248
                                                             ========         ======                     =========       ========

<F*>The Joint and Survivor Variable Universal Life Insurance 98 product was introduced in 1998, and the first deposit was received on October 14, 1998.
                                                                                                                      (continued)






NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT, (CONTINUED)



Joint and Survivor Variable Universal Life Insurance - 98:<F*>
--------------------------------------------------------------



                                                                BOND INDEX                MANAGED EQUITY        ASSET ALLOCATION
                                                               FUND DIVISION              FUND DIVISION           FUND DIVISION
                                                          ----------------------          --------------        ----------------

                                                           1999            1998               1999                    1999
                                                          -------          ----              -------                 -------
Total gross deposits                                      $10,088             0              $ 5,156                 $ 6,904
Transfers between fund divisions and
  General American                                             55          $905               19,546                  17,414
                                                          -------          ----              -------                 -------

Total gross deposits and transfers
  between fund divisions                                   10,143           905               24,702                  24,318
                                                          -------          ----              -------                 -------


Deductions:
  Premium load charges                                        934             0                  702                   1,074
  Cost of insurance and administrative expenses               636            24                  320                   1,595
                                                          -------          ----              -------                 -------

     Total deductions                                       1,570            24                1,022                   2,669
                                                          -------          ----              -------                 -------


Net deposits into Separate Account                        $ 8,573          $881              $23,680                 $21,649
                                                          =======          ====              =======                 =======

<F*>The Joint and Survivor Variable Universal Life Insurance 98 product was introduced in 1998, and the first deposit was received on October 14, 1998.
                                                                                                                 (continued)






NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT, (CONTINUED)



Joint and Survivor Variable Universal Life Insurance - 98:<F*>
--------------------------------------------------------------

                                                               INTERNATIONAL INDEX                             MID-CAP EQUITY
                                                                  FUND DIVISION                                FUND DIVISION
                                                              ----------------------                       ----------------------

                                                               1999             1998                        1999            1998
                                                              -------           ----                       -------         ------
Total gross deposits                                          $12,937           $  0                       $20,543         $    0
Transfers between fund divisions and
  General American                                                734            905                             0          1,752
                                                              -------           ----                       -------         ------

Total gross deposits and transfers
  between fund divisions                                       13,671            905                        20,543          1,752
                                                              -------           ----                       -------         ------


Deductions:
  Premium load charges                                          1,043              0                         2,004              0
  Cost of insurance and administrative expenses                   420             24                           695             54
                                                              -------           ----                       -------         ------

     Total deductions                                           1,463             24                         2,699             54
                                                              -------           ----                       -------         ------


Net deposits into Separate Account                            $12,208           $881                       $17,844         $1,698
                                                              =======           ====                       =======         ======

<F*>The Joint and Survivor Variable Universal Life Insurance 98 product was introduced in 1998, and the first deposit was received on October 14, 1998.
                                                                                                                      (continued)





NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT, (CONTINUED)



Joint and Survivor Variable Universal Life Insurance - 98:<F*>
--------------------------------------------------------------

                                                                 SMALL-CAP EQUITY                               EQUITY INCOME
                                                                  FUND DIVISION                                 FUND DIVISION
                                                              ----------------------                       ----------------------

                                                                1999           1998                          1999           1998
                                                              -------         ------                       -------         ------
Total gross deposits                                          $19,313         $    0                       $18,515         $    0
Transfers between fund divisions and
  General American                                                347          1,692                         8,184          2,609
                                                              -------         ------                       -------         ------

Total gross deposits and transfers
  between fund divisions                                       19,660          1,692                        26,699          2,609
                                                              -------         ------                       -------         ------


Deductions:
  Premium load charges                                          2,807              0                         2,920              0
  Cost of insurance and administrative expenses                   837             53                         1,537             76
                                                              -------         ------                       -------         ------

     Total deductions                                           3,644             53                         4,457             76
                                                              -------         ------                       -------         ------


Net deposits into Separate Account                            $16,016         $1,639                       $22,242         $2,533
                                                              =======         ======                       =======         ======

<F*>The Joint and Survivor Variable Universal Life Insurance 98 product was introduced in 1998, and the first deposit was received on October 14, 1998.
                                                                                                                      (continued)





NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT, (CONTINUED)



Joint and Survivor Variable Universal Life Insurance - 98:<F*>
--------------------------------------------------------------

                                                            GROWTH                       OVERSEAS                 ASSET MANAGER
                                                         FUND DIVISION                 FUND DIVISION              FUND DIVISION
                                                     ---------------------        ----------------------         -------------

                                                       1999           1998          1999           1998               1999
                                                     -------          ----        -------         ------              ----
Total gross deposits                                 $43,496          $  0        $15,097         $    0              $144
Transfers between fund divisions and
  General American                                    11,264           905          1,000          1,706                 0
                                                     -------          ----        -------         ------              ----

Total gross deposits and transfers
  between fund divisions                              54,760           905         16,097          1,706               144
                                                     -------          ----        -------         ------              ----


Deductions:
  Premium load charges                                 8,888             0          1,866              0                 0
  Cost of insurance and administrative expenses        4,308            24            608             53                26
                                                     -------          ----        -------         ------              ----

     Total deductions                                 13,196            24          2,474             53                26
                                                     -------          ----        -------         ------              ----


Net deposits into Separate Account                   $41,564          $881        $13,623         $1,653              $118
                                                     =======          ====        =======         ======              ====

<F*>The Joint and Survivor Variable Universal Life Insurance 98 product was introduced in 1998, and the first deposit was received on October 14, 1998.
                                                                                                                (continued)





NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT, (CONTINUED)



Joint and Survivor Variable Universal Life Insurance - 98:<F*>
--------------------------------------------------------------

                                                                   HIGH INCOME                               MULTI-SYTLE EQUITY
                                                                  FUND DIVISION                                FUND DIVISION
                                                              ----------------------                       ----------------------

                                                               1999            1998                          1999           1998
                                                              -------         ------                       -------         ------
Total gross deposits                                          $10,880         $    0                       $ 9,127         $    0
Transfers between fund divisions and
  General American                                                  0          1,711                         4,922          4,306
                                                              -------         ------                       -------         ------

Total gross deposits and transfers
  between fund divisions                                       10,880          1,711                        14,049          4,306
                                                              -------         ------                       -------         ------


Deductions:
  Premium load charges                                            913              0                         4,155              0
  Cost of insurance and administrative expenses                   724             53                         1,262            133
                                                              -------         ------                       -------         ------

     Total deductions                                           1,637             53                         5,417            133
                                                              -------         ------                       -------         ------


Net deposits into Separate Account                            $ 9,243         $1,658                       $ 8,632         $4,173
                                                              =======         ======                       =======         ======

<F*>The Joint and Survivor Variable Universal Life Insurance 98 product was introduced in 1998, and the first deposit was received on October 14, 1998.
                                                                                                                      (continued)





NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT, (CONTINUED)



Joint and Survivor Variable Universal Life Insurance - 98:<F*>
--------------------------------------------------------------

                                                                             WORLDWIDE
                                                                         EMERGING MARKETS                   CORE BOND
                                                                           FUND DIVISION                  FUND DIVISION
                                                                         ----------------             ----------------------

                                                                               1999                     1999           1998
                                                                             -------                  -------         ------
Total gross deposits                                                         $(3,046)                 $   263         $    0
Transfers between fund divisions and
  General American                                                                 0                      128          1,708
                                                                             -------                  -------         ------

Total gross deposits and transfers
  between fund divisions                                                      (3,046)                     391          1,708
                                                                             -------                  -------         ------


Deductions:
  Premium load charges                                                             0                    1,166              0
  Cost of insurance and administrative expenses                                  146                      295             50
                                                                             -------                  -------         ------

     Total deductions                                                            146                    1,461             50
                                                                             -------                  -------         ------


Net deposits into (withdrawals from) Separate Account                        $(3,192)                 $(1,070)        $1,658
                                                                             =======                  =======         ======

<F*>The Joint and Survivor Variable Universal Life Insurance 98 product was introduced in 1998, and the first deposit was received on October 14, 1998.
                                                                                                                 (continued)





NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT, (CONTINUED)



Joint and Survivor Variable Universal Life Insurance - 98:<F*>
--------------------------------------------------------------

                                                                        AGGRESSIVE EQUITY                      NON-US
                                                                          FUND DIVISION                    FUND DIVISION
                                                                        -----------------              ---------------------

                                                                               1999                     1999           1998
                                                                             -------                   ------         ------
Total gross deposits                                                          $5,046                   $3,039         $    0
Transfers between fund divisions and
  General American                                                                 3                     (110)         1,774
                                                                              ------                   ------         ------

Total gross deposits and transfers
  between fund divisions                                                       5,049                    2,929          1,774
                                                                              ------                   ------         ------


Deductions:
  Premium load charges                                                         2,119                    1,260              0
  Cost of insurance and administrative expenses                                  537                      298             52
                                                                              ------                   ------         ------

     Total deductions                                                          2,656                    1,558             52
                                                                              ------                   ------         ------


Net deposits into Separate Account                                            $2,393                   $1,371         $1,722
                                                                              ======                   ======         ======

<F*>The Joint and Survivor Variable Universal Life Insurance 98 product was introduced in 1998, and the first deposit was received on October 14, 1998.
                                                                                                                 (continued)





NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT, (CONTINUED)



Joint and Survivor Variable Universal Life Insurance - 98:<F*>
--------------------------------------------------------------

                                                                          INCOME & GROWTH      INTERNATIONAL         VALUE
                                                                           FUND DIVISION       FUND DIVISION     FUND DIVISION
                                                                          ---------------      -------------     -------------

                                                                               1999                1999            1999<F**>
                                                                              ------              ------           ---------
Total gross deposits                                                          $2,399              $1,597            $1,014
Transfers between fund divisions and
  General American                                                             4,943                   0                 0
                                                                              ------              ------            ------

Total gross deposits and transfers
  between fund divisions                                                       7,342               1,597             1,014
                                                                              ------              ------            ------


Deductions:
  Premium load charges                                                         1,930                 510               422
  Cost of insurance and administrative expenses                                  613                 338               119
                                                                              ------              ------            ------

     Total deductions                                                          2,543                 848               541
                                                                              ------              ------            ------


Net deposits into Separate Account                                            $4,799              $  749            $  473
                                                                              ======              ======            ======

<F*>The Joint and Survivor Variable Universal Life Insurance 98 product was introduced in 1998, and the first deposit was received on October 14, 1998.
                                                                                                                (continued)





NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT, (CONTINUED)



Joint and Survivor Variable Universal Life Insurance - 98:<F*>
--------------------------------------------------------------

                                                                          BOND PORTFOLIO              SMALL COMPANY
                                                                          FUND DIVISION               FUND DIVISION
                                                                          --------------              -------------

                                                                               1999                        1999
                                                                              ------                       ----
Total gross deposits                                                          $1,551                       $981

Deductions:
  Premium load charges                                                           632                        211
  Cost of insurance and administrative expenses                                  237                        315
                                                                              ------                       ----

     Total deductions                                                            869                        526
                                                                              ------                       ----


Net deposits into Separate Account                                            $  682                       $455
                                                                              ======                       ====

<F*>The Joint and Survivor Variable Universal Life Insurance 98 product was introduced in 1998, and the first deposit was received on October 14, 1998.



                            GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                    SCHEDULE OF INVESTMENTS
                                       DECEMBER 31, 1999


                                                   No. of Shares               Market Value
                                                  ---------------             --------------

S & P 500 Index Fund
 General American Capital Company <F*>                   999,187                $60,824,360

Money Market Fund
 General American Capital Company <F*>                   489,328                  9,910,022

Bond Index Fund
 General American Capital Company <F*>                   250,830                  6,136,371

Managed Equity Fund
 General American Capital Company <F*>                   173,817                  6,380,710

Asset Allocation Fund
 General American Capital Company <F*>                   401,176                 18,584,088

International Index Fund <F**>
 General American Capital Company <F*>                   507,022                 13,006,687

Mid-Cap Equity Fund <F***>
 General American Capital Company <F*>                   337,135                  8,364,930

Small-Cap Equity Fund
 General American Capital Company <F*>                    69,740                  2,918,058

Equity-Income Fund
 Variable Insurance Products Fund                        939,971                 24,166,662

Growth Fund
 Variable Insurance Products Fund                      1,014,256                 55,713,063

Overseas Fund
 Variable Insurance Products Fund                        548,542                 15,052,006

Asset Manager Fund
 Variable Insurance Products Fund II                     129,586                  2,419,380

High Income Fund
 Variable Insurance Products Fund                        386,909                  4,375,944

Worldwide Hard Assets Fund <F****>
 Van Eck Worldwide Insurance Trust                        28,930                    317,077

Worldwide Emerging Markets Fund
 Van Eck Worldwide Insurance Trust                        18,240                    260,096

<F*>These funds use consent dividending.  See Note 2C.
<F**>This fund was formerly known as the International Equity Fund.
<F***>This fund was formerly known as the Special Equity Fund.
<F****>This fund was formerly known as the Gold & Natural Resources Fund
See accompanying notes to financial statements.                               (continued)





                            GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                SCHEDULE OF INVESTMENTS (CONTINUED)
                                       DECEMBER 31, 1999


                                                   No. of Shares               Market Value
                                                  ---------------             --------------

Multi-Style Equity Fund
 Russell Insurance Funds                               1,014,829                $17,038,971

Core Bond Fund
 Russell Insurance Funds                               1,018,988                  9,823,042

Aggressive Equity Fund
 Russell Insurance Funds                                 364,662                  4,871,881

Non-US Fund
 Russell Insurance Funds                                 353,166                  5,011,427

Income & Growth Fund
 American Century Variable Portfolios                     92,034                    736,269

International Fund
 American Century Variable Portfolios                     48,347                    604,334

Value Fund
 American Century Variable Portfolios                     16,164                     96,178

Bond Portfolio
 J.P. Morgan Series Trust II                              12,590                    141,513

Small Company Portfolio
 J.P. Morgan Series Trust II                              35,632                    596,119






See accompanying notes to financial statements.

LEGAL COUNSEL

     Stephen E. Roth
     Sutherland, Asbill & Brennan, Washington, D.C.

INDEPENDENT AUDITORS

     KPMG LLP

If distributed to prospective investors, this report must be preceded or accompanied by a current prospectus.

The prospectus is incomplete without reference to the financial data contained in the annual report.

              GENERAL AMERICAN LIFE INSURANCE
                 COMPANY AND SUBSIDIARIES

             Consolidated Financial Statements

                 December 31, 1999 and 1998

        (With Independent Auditors' Report Thereon)

                      INDEPENDENT AUDITORS' REPORT

Board of Directors and Members of General American Life Insurance
Company:

We have audited the accompanying consolidated balance sheets of General American Life Insurance Company and subsidiaries as of December 31, 1999 and 1998, and the related consolidated statements of operations, comprehensive income, stockholder equity, and cash flows for each of the years in the three-year period ended December 31, 1999. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of General American Life Insurance Company and subsidiaries as of December 31, 1999 and 1998, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 1999, in conformity with generally accepted accounting principles.



St. Louis, Missouri
February 4, 2000

General American Life Insurance Company and Subsidiaries
CONSOLIDATED BALANCE SHEETS
(dollars in millions, except share data)

                                                                         As of December 31
                                                                         -----------------
                                                                        1999           1998
                                                                     ---------       --------
ASSETS
----------------------------------------------------------------
Fixed maturities:
   Available-for-sale, at fair value                                 $ 6,826.1       11,068.3
Mortgage loans, net                                                    1,678.9        2,337.5
Real estate, net                                                         127.2          129.9
Equity securities, at fair value                                          49.3           48.6
Policy loans                                                           2,243.9        2,151.0
Short-term investments                                                   292.4          195.3
Other invested assets                                                    898.8          457.6
                                                                     ---------       --------
            Total investments                                         12,116.6       16,388.2
Cash and cash equivalents                                                790.0          591.1
Accrued investment income                                                153.9          205.6
Reinsurance recoverables                                                 863.3          905.0
Other contract deposits                                                  325.5        4,094.8
Deferred tax asset, net                                                  197.6              -
Deferred policy acquisition costs                                      1,286.1          773.8
Other assets                                                             781.1          675.7
Separate account assets                                                6,915.6        5,214.8
                                                                     ---------       --------
            Total assets                                             $23,429.7       28,849.0
                                                                     =========       ========

LIABILITIES AND STOCKHOLDER EQUITY
----------------------------------------------------------------
Policy and contract liabilities:
   Future policy benefits                                            $ 5,995.6        5,589.5
   Policyholder account balances:
      Universal life                                                   3,032.1        2,960.9
      Annuities                                                        3,709.8        3,714.5
   Pension funds and interest sensitive contract liabilities             556.8        7,581.3
   Policy and contract claims                                            702.1          591.1
   Dividends payable to policyholders                                    120.6          121.7
                                                                     ---------       --------
            Total policy and contract liabilities                     14,117.0       20,559.0
Amounts payable to reinsurers                                             79.2          201.4
Long-term debt and notes payable                                         216.6          221.9
Other liabilities and accrued expenses                                   825.0          912.4
Deferred tax liability, net                                                  -           75.4
Separate account liabilities                                           6,892.0        5,194.9
                                                                     ---------       --------
            Total liabilities                                         22,129.8       27,165.0
Minority interests                                                       420.0          383.1
Stockholder equity:
   Common stock, $1 par value, 5,000,000 shares authorized,
      3,000,000 shares issued and outstanding                              3.0            3.0
   Additional paid in capital                                             71.1            3.0
   Retained earnings                                                   1,074.1        1,242.0
   Accumulated other comprehensive (loss) income                        (268.3)          52.9
                                                                     ---------       --------
            Total stockholder equity                                     879.9        1,300.9
                                                                     ---------       --------
            Total liabilities and stockholder equity                 $23,429.7       28,849.0
                                                                     =========       ========

See accompanying notes to consolidated financial statements.

General American Life Insurance Company and Subsidiaries
CONSOLIDATED STATEMENTS OF OPERATIONS
(dollars in millions)
                                                                  Years ended December 31
                                                                  -----------------------
                                                               1999        1998        1997
                                                             --------     -------     -------
REVENUES
-------------------------------------------------------
Insurance premiums                                           $2,207.6     2,028.0     1,671.3

Other considerations                                            183.2       173.6       135.8

Net investment income                                         1,157.2     1,135.8       945.5
Ceded commissions                                                21.7        39.9        44.9
Other income                                                    386.0       323.0       362.3
Net realized investment (losses) gains                         (200.6)       13.7        28.5
                                                             --------     -------     -------
            Total revenues                                    3,755.1     3,714.0     3,188.3
                                                             --------     -------     -------

BENEFITS AND EXPENSES
-------------------------------------------------------
Policy benefits                                               1,978.4     1,832.9     1,517.7
Interest credited to policyholder account balances              533.9       516.8       399.4
                                                             --------     -------     -------
            Total policyholder benefits                       2,512.3     2,349.7     1,917.1

Dividends to policyholders                                      191.6       192.1       182.1
Policy acquisition costs                                        154.0       240.7       171.1
Other insurance and operating expenses                          917.5       713.7       712.8
Interest expense                                                 17.7        17.9        20.2
Demutualization expense                                          13.3           -           -
Fees to exit funding agreement business                         141.4           -           -
                                                             --------     -------     -------

            Total benefits and expenses                       3,947.8     3,514.1     3,003.3
                                                             --------     -------     -------

            (Loss) income before provision for income taxes    (192.7)      199.9       185.0
                                                             --------     -------     -------

Income tax (benefit) provision:

   Current                                                      (23.6)       35.2        65.8
   Deferred                                                     (40.7)       18.4        (0.1)
                                                             --------     -------     -------
            Total income tax (benefit) provision                (64.3)       53.6        65.7
                                                             --------     -------     -------

            (Loss) income before minority interest             (128.4)      146.3       119.3

Minority interest in earnings of consolidated subsidiaries      (24.8)      (29.2)      (22.1)
                                                             --------     -------     -------
            Net (loss) income                                $ (153.2)      117.1        97.2
                                                             ========     =======     =======

See accompanying notes to consolidated financial statements.

General American Life Insurance Company and Subsidiaries
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
(dollars in millions)
                                                                   Years ended December 31
                                                                   -----------------------
                                                               1999         1998         1997
                                                             -------       -----        -----
Net (loss) income                                            $(153.2)       117.1        97.2

Other comprehensive (loss) income                             (321.2)       (54.0)       75.6
                                                             -------        -----       -----

         Comprehensive (loss) income                         $(474.4)        63.1       172.8
                                                             =======        =====       =====

See accompanying notes to consolidated financial statements.

General American Life Insurance Company and Subsidiaries
CONSOLIDATED STATEMENTS OF STOCKHOLDER EQUITY
(dollars in millions)
                                                                                    ACCUMULATED
                                                                                       OTHER
                                                            ADDITIONAL             COMPREHENSIVE      TOTAL
                                                  COMMON     PAID-IN    RETAINED       (LOSS)       STOCKHOLDER
                                                  STOCK      CAPITAL    EARNINGS       INCOME         EQUITY
                                                  ------    ----------  --------   -------------    -----------
Balance at December 31, 1996                       $  -           -       966.5          31.3          997.8
Net income                                                                 97.2                         97.2
Other comprehensive income                                                               75.6           75.6
Issuance of common stock                            3.0         3.0        (6.0)                           -
Dividend to parent                                                         (4.5)                        (4.5)
Other, net                                                                  4.4                          4.4
                                                   ----        ----     -------        ------        -------

Balance at December 31, 1997                        3.0         3.0     1,057.6         106.9        1,170.5
Net income                                                                117.1                        117.1
Other comprehensive loss                                                                (54.0)         (54.0)
Parent's share of subsidiary's
   issuance of non-voting stock                                            68.6                         68.6
Other, net                                                                 (1.3)                        (1.3)
                                                   ----        ----     -------        ------        -------

Balance at December 31, 1998                        3.0         3.0     1,242.0          52.9        1,300.9
Net loss                                                                 (153.2)                      (153.2)
Other comprehensive loss                                                               (321.2)        (321.2)
Parent's share of subsidiaries'
   capital stock transactions                                              25.3                         25.3
Capital contribution from parent                               68.1                                     68.1
Dividends                                                                 (40.0)                       (40.0)
                                                   ----        ----     -------        ------        -------

Balance at December 31, 1999                       $3.0        71.1     1,074.1        (268.3)         879.9
                                                   ====        ====     =======        ======        =======

See accompanying notes to consolidated financial statements.

General American Life Insurance Company and Subsidiaries
CONSOLIDATED STATEMENTS OF CASH FLOWS
(dollars in millions)
                                                                                      Years ended December 31
                                                                                      -----------------------
                                                                                 1999            1998          1997
                                                                              ---------        -------        -------
CASH FLOWS FROM OPERATING ACTIVITIES
----------------------------------------------------------------
Net (loss) income                                                             $  (153.2)         117.1           97.2
Adjustments to reconcile net income to net cash provided by
   (used in) operating activities:
      Change in:
         Accrued investment income                                                 50.9          (37.4)         (20.6)
         Reinsurance recoverables and
            other contract deposits                                               463.9          496.1          203.7
         Deferred policy acquisition costs                                       (165.9)        (102.1)        (113.0)
         Other assets                                                             (39.5)        (172.1)         (61.8)
         Future policy benefits                                                   406.2          655.5          693.1
         Policy and contract claims                                               111.0          132.5          105.5
         Other liabilities and accrued expenses                                   (78.1)          48.2          319.8
      Deferred income tax provision                                               (40.7)          18.4           (0.1)
      Policyholder considerations                                                (183.2)        (173.6)        (135.8)
      Interest credited to policyholder account balances                          533.9          516.8          399.4
      Amortization and depreciation                                               (32.5)          34.6           32.7
      Net realized investment losses (gains)                                      200.6          (13.7)         (28.5)
      Other, net                                                                   12.0            7.4            0.4
                                                                              ---------        -------        -------
Net cash provided by operating activities                                       1,085.4        1,527.7        1,492.0
                                                                              ---------        -------        -------

CASH FLOWS FROM INVESTING ACTIVITIES
----------------------------------------------------------------
Proceeds from investments sold or redeemed:
      Fixed maturities available-for-sale                                      10,891.4        2,027.4        2,070.7
      Mortgage loans                                                            1,442.8          370.4          594.2
      Equity securities                                                            10.3            2.1           31.6
Cost of investments purchased:
   Fixed maturities available-for-sale                                         (8,110.5)      (4,251.1)      (4,463.1)
   Mortgage loan originations                                                    (800.2)        (594.5)        (439.0)
   Equity securities                                                              (19.2)         (17.4)         (47.3)
Maturity of fixed maturities available-for-sale                                   310.6          145.3          281.7
Increase in policy loans, net                                                     (92.9)         (77.9)        (153.4)
Increase in short-term and other invested assets, net                            (521.8)        (215.2)        (130.4)
Investments in subsidiaries                                                        81.3          (24.5)          (6.0)
                                                                              ---------        -------        -------
Net cash provided by (used in) investing activities                             3,191.8       (2,635.4)      (2,261.0)
                                                                              ---------        -------        -------

CASH FLOWS FROM FINANCING ACTIVITIES
----------------------------------------------------------------
Net policyholder account and contract (withdrawals) deposits                   (4,186.7)       1,108.8        1,024.5
Proceeds from subsidiary stock offering                                           124.9          221.8              -
Issuance of debt                                                                      -            2.3            1.9
Repayment of debt                                                                  (0.7)          (0.4)         (80.6)
Dividends                                                                         (45.8)          (3.8)          (2.1)
Other, net                                                                         28.9           27.5           46.8
                                                                              ---------        -------        -------
Net cash (used in) provided by financing activities                            (4,079.4)       1,356.2          990.5
                                                                              ---------        -------        -------

Effect of exchange rate changes                                                     1.1          (16.3)          (5.3)
                                                                              ---------        -------        -------
Net increase in cash and cash equivalents                                         198.9          232.2          216.2
Cash and cash equivalents at beginning of year                                    591.1          358.9          142.7
                                                                              ---------        -------        -------
Cash and cash equivalents at end of year                                      $   790.0          591.1          358.9
                                                                              =========        =======        =======

See accompanying notes to consolidated financial statements.

General American Life Insurance Company and Subsidiaries

(1)  BASIS OF PRESENTATION AND SUMMARY OF
     SIGNIFICANT ACCOUNTING POLICIES

ACQUISITION BY METLIFE
On January 6, 2000, Metropolitan Life Insurance Company (MetLife), headquartered in New York City, purchased 100% of GenAmerica Corporation (GenAmerica), General American Life Insurance Company's (General American or the Company) parent, for $1.2 billion in cash. The acquisition was a result of liquidity problems encountered by General American.

On August 10, 1999, at management's request, the Missouri Department of Insurance placed the Company under an order of administrative supervision (the order). The immediate cause of the order was the Company's inability to immediately satisfy approximately $4 billion in institutional funding agreement contract surrenders. The funding agreements guaranteed the holder a return on principal at a stated interest rate for a specified period of time. The contracts also allowed the holder to "put" the contract to the Company for a payout of principal and interest within designated time periods of 7, 30 or 90 days. The Company had reinsured 50% of the funding agreement contracts with ARM Financial Group, Inc. (ARM).

In July 1999, Moody's Investors Services, Inc. downgraded the claims paying ability rating of ARM due to the relative illiquidity of certain of its invested assets, which resulted in the Company recapturing the obligations and assets related to the funding agreements reinsured by ARM. As a result of the recapture, Moody's downgraded the Company's claims paying ability rating. Upon announcement of the downgrade, a large number of funding agreement holders surrendered their contracts. The Company was unable to liquidate sufficient assets in an orderly fashion without incurring significant losses and therefore management requested the order.

In connection with the acquisition, MetLife offered each holder of a General American funding agreement the option to exchange its funding agreement for a MetLife funding agreement with substantially identical terms and conditions or receive cash equal to the principal amount plus accrued interest. In consideration of this exchange offer, the Company transferred to MetLife assets having a market value equal to the market value of the funding agreement liabilities, approximately $5.7 billion.
As a result of its efforts to raise liquidity to meet the funding agreement requests and the transfer of assets to MetLife, the Company incurred
approximately $214.7 million in pretax capital losses.   In addition to the
capital losses, the Company incurred $141.4 million in fees associated with the recapture and transfer of the funding agreement business. With the transfer, the Company fully exited the funding agreement business.

GenAmerica will operate as a wholly-owned stock subsidiary of MetLife.
The $1.2 billion purchase price was paid to GenAmerica's parent General American Mutual Holding Company (GAMHC) and deposited in an account for the benefit of the Company's policyholders. Ultimately, these funds, minus adjustments, will be distributed to participating General American policyholders, with accumulated interest and GAMHC will be dissolved.

General American Life Insurance Company and Subsidiaries

REORGANIZATION
In September 1996, the Board of Directors of General American adopted the Plan which authorized the reorganization (Reorganization) of the Company into a mutual insurance holding company structure. The Missouri Department of Insurance held a public hearing on the Reorganization on December 19, 1996 and approved the Plan on January 24, 1997. The policyholders of the Company approved the Plan on January 28, 1997 and the Reorganization became effective on April 24, 1997 (effective date). The Company was the first company to obtain approval and to form a mutual insurance holding company under the Missouri Mutual Holding Company Statute.

Pursuant to the Reorganization, the Company (i) formed GAMHC as a mutual insurance holding company under the insurance laws of the State of Missouri, (ii) formed GenAmerica as an intermediate stock holding company under the general laws of the State of Missouri, and (iii) amended and restated its Charter and Articles of Incorporation to authorize the issuance of capital stock and the continuance of its existence as a stock life insurance company under the same name. GAMHC may, among other things, elect all of the directors of GenAmerica and approve matters submitted for shareholder approval. As of the effective date of the Reorganization, the membership interests and the contractual rights of the policyholders of the Company were separated - the membership interests automatically became, by operation of law, membership interests in GAMHC and the contractual rights remained with the Company. Each person who became the owner of a designated policy or contract of insurance or annuity issued by the Company after the effective date of the Reorganization (subject to certain exceptions and conditions set forth in the Articles of Incorporation of GAMHC) became a member of GAMHC and had a membership interest in GAMHC by operation of law so long as such policy or contract remains in force. The membership interests in GAMHC follow, and are not severable, from the insurance or annuity policy or contract from which the membership interest in GAMHC is derived.

On the effective date, the Company issued three million shares of its authorized shares of capital stock to GAMHC. GAMHC then contributed all of these to GenAmerica in exchange for one thousand shares of its common stock. As a result, GenAmerica directly owned the Company, and GAMHC indirectly owned the Company, through GenAmerica. The Reorganization was accounted for at historical cost in a manner similar to a pooling of interests.

The consolidated financial statements include the assets, liabilities, and results of operations of the Company and the following wholly owned insurance subsidiaries: Cova Corporation (COVA), an insurance holding company, Paragon Life Insurance Company, Security Equity Life Insurance Company, General Life Insurance Company of America, General Life Insurance Company (GLIC), GenAm Benefits Insurance Company, and its 48.3 percent owned subsidiary, Reinsurance Group of America, Incorporated (RGA), an insurance holding company. In addition, the financial statements include the assets, liabilities, and results of operations of the following wholly owned non-insurance subsidiaries: Red Oak Realty Company, White Oak Royalty Company, GenMark, Inc., and its 60.4 percent owned subsidiary, Conning Corporation (Conning).

The Company's principal lines of business, conducted through General American or one of its subsidiaries, are: Individual Life Insurance, Annuities, Group Life and Health Insurance, Asset Management, and Reinsurance. The Company distributes its products and services primarily through a nationwide network of general agencies, independent brokers, and group sales and claims offices. The Company and its subsidiaries are licensed to do business in all fifty states, ten Canadian provinces, Puerto Rico, and the District of Columbia. Through its subsidiaries, the Company has operations in Europe, Pacific Rim countries, Latin America, and Africa.

INITIAL PUBLIC OFFERING
In December 1997, Conning successfully completed an Initial Public Offering of 2.875 million shares of its common stock. Conning received net proceeds of approximately $34.5 million from the offering. The

General American Life Insurance Company and Subsidiaries

Company owned 60.4 and 62.7 percent of the total shares outstanding of Conning's common stock at December 31, 1999 and 1998 respectively. The publicly held stock of Conning is listed on the NASDAQ National Market System.

OTHER OFFERINGS
At RGA's annual stockholders' meeting on May 27, 1998, a new class of non-voting common stock was authorized. In June 1998, RGA completed a secondary public offering in which it sold 7,417,500 million shares of non-voting common stock traded on the New York Stock Exchange under the symbol RGA.A. The offering provided net proceeds of approximately $221.8 million, which have been utilized to finance the continued growth of RGA's operations domestically and internationally. After the subsequent offering, the Company's ownership percentage decreased from 63.8% to 53.3%.

On September 14, 1999 RGA held a special shareholder's meeting at which an amendment to its restated articles of incorporation, as amended, was approved which converted 7,417,496 shares of non-voting common stock into 7,194,971 shares of voting common stock, with cash paid in lieu of any fractional shares. After the non-voting stock conversion, the Company's ownership percentage was 53.5%.

On November 23, 1999, RGA completed a private placement of securities in which it sold 4,784,689 shares of its common stock, $0.01 par value per share to MetLife. The price per share was $26.125, and the aggregate value of the transaction was approximately $125 million. Proceeds from the private placement will be used for general corporate purposes, including the immediate capital needs associated with the Company's primary businesses. After the private offering, the Company's ownership percentage was 48.3%.

SIGNIFICANT ACCOUNTING POLICIES
The accompanying consolidated financial statements are prepared on the basis of generally accepted accounting principles (GAAP) and include the accounts of the Company and its majority owned subsidiaries. Less than majority-owned entities in which the Company has at least a 20 percent interest are reported on the equity basis. The Company continues to consolidate the financial statements of RGA even though its ownership percentage has declined to below 50 percent since the Company has retained control of RGA through a majority representation on RGA's Board of Directors at December 31, 1999 and through January 6, 2000. All significant intercompany accounts and transactions have been eliminated in consolidation. The preparation of financial statements requires the use of estimates by management, which affect the amounts reflected in the financial statements. Actual results could differ from those estimates. Accounts that the Company deems to be sensitive to changes in estimates include future policy benefits and policy and contract claims, deferred acquisition costs, and investment and deferred tax valuation allowances.

The significant accounting policies of the Company are as follows:

RECOGNITION OF REVENUE
For traditional life insurance policies, including participating businesses, premiums are recognized when due, less allowances for estimated uncollectible balances. For limited payment contracts, net premiums are recorded as revenue, and the difference between the gross premium and the net premium is deferred and recognized in income in a constant relationship to insurance in force over the estimated policy life.


For universal life and annuity products, contract charges for mortality, surrender, and expense, other than front-end expense charges, are reported as income when charged to policyholders' accounts.

Other income represents the fees generated from the Company's non-insurance operations, primarily service and contract fees relating to concessions, asset management, system development, and third-party administration. Amounts are recognized when earned.

General American Life Insurance Company and Subsidiaries

INVESTED ASSETS

FIXED MATURITIES AND EQUITY SECURITIES: All of the Company's securities are classified as available-for-sale. Fixed maturities available-for-sale are reported at fair value and are so classified based on the possibility that such securities could be sold prior to maturity if that action enables the Company to execute its investment philosophy and appropriately match investment results to operating and liquidity needs. Equity securities are carried at fair value.

Realized gains or losses on the sale of securities are determined on the basis of specific identification. Unrealized gains and losses are recorded, net of related income tax effects as well as related adjustments to deferred acquisition costs, in accumulated other comprehensive income, a separate component of stockholder equity.

The Company recognizes its proportionate share of the resultant gains or losses on the issuance or repurchase of its subsidiaries' stock as a direct credit or charge to retained earnings.

MORTGAGE LOANS: Mortgage loans on real estate are stated at an unpaid principal balance, net of unamortized discounts, and valuation allowances for possible impairment in value. The Company discontinues the accrual of interest on mortgage loans which are more than 90 days delinquent. Interest received on nonaccrual mortgage loans is generally reported as interest income.

POLICY LOANS, REAL ESTATE AND OTHER INVESTED ASSETS: Policy loans are carried at an unpaid principal balance and are generally secured by the cash surrender value of the underlying contracts. Investment real estate which the Company intends to hold for the production of income is carried at depreciated cost, net of writedowns for other than temporary declines in fair value and encumbrances. Properties held for sale (primarily acquired through foreclosure) are carried at the lower of depreciated cost (fair value at foreclosure plus capital additions less accumulated depreciation and encumbrances) or fair value. Adjustments to carrying value of properties held for sale are recorded in a valuation reserve when the fair value is below depreciated cost. The accumulated depreciation and encumbrances on real estate amounted to $44.0 million and $52.4 million at December 31, 1999 and 1998, respectively. Direct valuation allowances amounted to $4.7 million and $7.3 million at December 31, 1999 and 1998, respectively. Other invested assets are principally recorded at fair value.

SHORT-TERM INVESTMENTS: Short-term investments, consisting primarily of money market instruments and other debt issues purchased with an original maturity of less than a year, are carried at amortized cost, which approximates fair value.

INVESTED ASSET IMPAIRMENT AND VALUATION ALLOWANCES: Invested assets are considered impaired when the Company determines that collection of all amounts due under the contractual terms is doubtful. The Company adjusts invested assets to their estimated net realizable value at the point at which it determines an impairment is other than temporary. In addition, the Company has established valuation allowances for mortgage loans and other invested assets. Valuation allowances for other than temporary impairments in value are netted against the asset categories to which they apply. Additions to valuation allowances are included in realized gains and losses.

General American Life Insurance Company and Subsidiaries

CASH AND CASH EQUIVALENTS: For purposes of reporting cash flows, cash and cash equivalents represent cash, demand deposits, and highly liquid short-term investments, which include U.S. Treasury bills, commercial paper, and repurchase agreements with original or remaining maturities of 90 days or less when purchased.

INVESTMENT INCOME
Fixed maturity premium and discounts are amortized into income using the scientific yield method over the term of the security. Amortization of the premium or discount on mortgage-backed securities is recognized using a scientific yield method which considers the estimated timing and amount of prepayments of underlying mortgage loans. Actual prepayment experience is periodically reviewed and effective yields are adjusted when differences arise between the prepayments originally anticipated and the actual prepayments received and those prepayments currently anticipated. When such differences occur, the net investment in the mortgage-backed security is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the security with a corresponding charge or credit to interest income (the "retrospective method").

POLICY AND CONTRACT LIABILITIES
For traditional life insurance policies, future policy benefits are computed using a net level premium method taking into account actuarial assumptions as to mortality, persistency, and interest established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on industry standards and the Company's historical experience which, together with interest and expense assumptions, provide a margin for adverse deviation. Interest rate assumptions generally range from 2.5 percent to 11.0 percent. When the liabilities for future policy benefits plus the present value of expected future gross premiums are insufficient to provide for expected policy benefits and expenses, unrecoverable deferred policy acquisition costs are written off and thereafter a premium deficiency reserve is established through a charge to earnings.

For participating policies, future policy benefits are computed using a net level premium method based on the guaranteed cash value basis for mortality and interest. Mortality rates are similar to those used for statutory valuation purposes. Interest rates generally range from 2.5 percent to 6.0 percent. Dividend liabilities are established when earned.

Policyholder account balances for universal life and annuity policies are equal to the policyholder account value before deduction of any surrender charges. The policyholder account value represents an accumulation of gross premium payments plus credited interest less expense, mortality charges, and withdrawals. These expense charges are recognized in income as earned.

The range of weighted average interest crediting rates used by the Company's life insurance subsidiaries were as follows:

                           1999              1998              1997
Universal life          4.00-8.00%        5.25-7.10%        6.00-7.10%
Annuities               3.00-9.10%        4.00-9.20%        5.70-9.30%

Accident and health benefits for active lives are calculated using the net level premium method and assumptions as to future morbidity, withdrawals, and interest, which provide a margin for adverse deviation. Benefit liabilities for disabled lives are calculated using the present value of future benefits and experience assumptions for claim termination, expense, and interest which also provide a margin for adverse deviation.

General American Life Insurance Company and Subsidiaries

POLICY AND CONTRACT CLAIMS
The Company establishes a liability for unpaid claims based on estimates of the ultimate cost of claims incurred, which is comprised of aggregate case basis estimates, average claim costs for reported claims, and estimates of incurred but not reported losses based on past experience. Policy and contract claims include a provision for both life and accident and health claims. Management believes the liabilities for unpaid claims are adequate to cover the ultimate liability; however, due to the underlying risks and the high degree of uncertainty associated with the determination of the liability for unpaid claims, the amounts which will ultimately be paid to settle these liabilities cannot be precisely determined and may vary from the estimated amount included in the consolidated balance sheets.

DEFERRED POLICY ACQUISITION COSTS
The costs, which vary with and are primarily related to the production of new and renewal business, have been deferred to the extent that such costs are deemed recoverable from future profitability of the underlying business. Such costs include commissions, premium taxes, as well as certain other costs of policy issuance and underwriting.

For limited payment and other nonparticipating traditional life insurance policies, the deferred policy acquisition costs are amortized, with interest, in proportion to the ratio of the expected annual premium revenue to the expected total premium revenue. Expected future premium revenue is estimated utilizing the same assumptions used for computing liabilities for future policy benefits for these policies.

For participating life insurance, universal life, and annuity type contracts, the deferred policy acquisition costs are amortized over a period of not more than thirty years in relation to the present value of estimated gross profits arising from interest margin, cost of insurance, policy administration, and surrender charges.

The range of average rates of assumed interest used by the Company's insurance subsidiaries in estimated gross margins were as follows:

                           1999              1998              1997
Participating life           7.76%             8.25%             8.17%
Universal life          6.00-9.20%        6.25-7.50%        6.25-7.79%
Annuities               3.00-7.00%        7.00-7.83%        7.00-7.84%

The estimates of expected gross margins are evaluated regularly and are revised if actual experience or other evidence indicates that revision is appropriate. Upon revision, total amortization recorded to date is adjusted by a charge or credit to current earnings. Deferred policy acquisition costs are adjusted for the impact on estimated gross margins as if the net unrealized gains and losses on securities had actually been realized.

REINSURANCE AND OTHER CONTRACT DEPOSITS
In the normal course of business, the Company seeks to limit its exposure to loss on any single insured by ceding risks to other insurance enterprises or reinsurers under various types of contracts including coinsurance and excess coverage. The Company's retention level per individual life ranges between $50 thousand and $2.5 million depending on the entity writing the policy.

The Company assumes and retrocedes financial reinsurance contracts, which represent low mortality risk reinsurance treaties. These contracts are reported as deposits and are included in other contract deposits in the consolidated balance sheets. The amount of revenue reported on these contracts represents fees and the cost of insurance under the terms of the reinsurance agreement.

General American Life Insurance Company and Subsidiaries

Reinsurance activities are accounted for consistent with terms of the underlying contracts. Premiums ceded to other companies have been reported as a reduction of premiums. Amounts applicable to reinsurance ceded for future policy benefits and claim liabilities have been reported as assets for these items, and commissions and expense allowances received in connection with reinsurance ceded have been accounted for in income as earned. Reinsurance does not relieve the Company from its primary responsibility to meet claim obligations. The Company evaluates the financial conditions of its reinsurers annually.

FEDERAL INCOME TAXES
The Company and certain of its U.S. subsidiaries file consolidated federal income tax returns. Any acquired life insurance company is not included in the consolidated return until the acquired company has been a member of the consolidated group for five years. Prior to satisfying the five-year requirement, the subsidiary files a separate federal return. RGA Barbados, a subsidiary of RGA, also files a U.S. tax return. The Company's foreign subsidiaries are taxed under applicable local statutes. No deferred tax liabilities have been recognized for the foreign subsidiaries per Accounting Principles Board (APB) Opinion 23, Accounting for Income Taxes - Special Areas.

The Company uses the asset and liability method to record deferred income
taxes.   Accordingly, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases, using enacted tax rates, expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The Company has not recognized a deferred tax liability for the excess of financial statement carrying amount over the tax basis of its less-than-80 percent owned domestic subsidiaries as the tax law provides a means by which the reported amount of that investment can be recovered tax-free and the Company expects that it will ultimately use that means.

SEPARATE ACCOUNT BUSINESS
The assets and liabilities of the separate account represent segregated funds administered and invested by the Company for purposes of funding variable life insurance and annuity contracts for the exclusive benefit of the contractholders.

The Company charges the separate account for cost of insurance and administrative expense associated with a contract and charges related to early withdrawals by contractholders. The assets and liabilities of the separate account are carried at fair value. The Company's participation in the separate account (seed money) is carried at fair value in the separate account, and amounted to $27.2 million and $19.9 million at December 31, 1999 and 1998, respectively.

FAIR VALUE OF FINANCIAL INSTRUMENTS
Fair value estimates are made at a specific point in time, based on relevant market information and information about the financial instrument. These estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumptions could significantly affect the estimates and such estimates should be used with care. The following assumptions were used to estimate the fair value of each class of financial instrument for which it was practicable to estimate fair value:

INVESTMENT SECURITIES: Fixed maturities are valued using quoted market prices, if available. For securities not actively traded, fair values are estimated using values obtained from independent pricing services or in the case of private placements are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of investments. The fair values of equity securities are based on quoted market prices.

General American Life Insurance Company and Subsidiaries

DERIVATIVES: Derivatives are valued using quoted market prices, if available. For derivatives not actively traded, fair values are estimated using values obtained from independent pricing services.

MORTGAGE LOANS: The fair values of mortgage loans are estimated using discounted cash flow analyses and interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations.

POLICY LOANS: The fair value of policy loans approximates the carrying value. The majority of these loans are indexed, with a yield tied to a stated return.

POLICYHOLDER ACCOUNT BALANCES ON INVESTMENT TYPE CONTRACTS: Fair values for the Company's liabilities under investment-type contracts are estimated using cash surrender values. For contracts with no defined maturity date, the carrying value approximates fair value.

PENSION FUNDS AND INTEREST SENSITIVE CONTRACT LIABILITIES: Fair values for the Company's interest sensitive contract liabilities are estimated using cash surrender values. For contracts with no defined maturity date, the carrying value approximates fair value.

SEPARATE ACCOUNT ASSETS AND LIABILITIES: The separate account assets and liabilities are carried at fair value as determined by the market value of the underlying segregated investments.

SHORT-TERM INVESTMENTS AND CASH AND CASH EQUIVALENTS: The carrying amount approximates fair value.

LONG-TERM DEBT AND NOTES PAYABLE: The fair value of long-term debt and notes payable is estimated using discounted cash flow calculations based on interest rates currently being offered for similar instruments.

Refer to Note 3 & Note 4 for additional information on fair value of financial instruments.

NEW ACCOUNTING STANDARDS
In June 1997, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards (SFAS) No. 133, Accounting for Derivative Instruments and Hedging Activities, effective for fiscal years beginning after June 15, 2000, and is effective for interim periods in the initial year of adoption. SFAS No. 133 requires companies to record derivatives on the balance sheet as assets or liabilities, measured at fair value. It also requires that gains or losses resulting from changes in the values of those derivatives be reported depending on the use of the derivative and whether it qualifies for hedge accounting. The Company has not yet determined the effect of the implementation of SFAS No. 133 on the results of operation, financial position, or liquidity. The Company plans to adopt the provisions of SFAS No. 133 in 2001.

RECLASSIFICATION
The Company has reclassified the presentation of certain prior period information to conform to the 1999 presentation.

(2)  ACQUISITIONS AND DIVESTITURES

On September 30, 1999, the Company sold its 100 percent ownership in Consultec, LLC to ACS Enterprise Solutions, Inc. Proceeds received net of expenses were $65.7 million and the realized gain, net of tax, on the sale was $28.4 million.

General American Life Insurance Company and Subsidiaries

(3)  INVESTMENTS

Fixed Maturities and Equity Securities
The amortized cost and estimated fair value of fixed maturities and equity securities at December 31, 1999 and 1998 are as follows (in millions):

                                             1999
---------------------------------------------------------------------------------------------
                                                                GROSS       GROSS   ESTIMATED
                                                AMORTIZED  UNREALIZED  UNREALIZED        FAIR
                                                     COST       GAINS      LOSSES       VALUE
                                                ---------  ----------  ----------   ---------
Available-for-sale:
   U. S. Treasury securities                     $   88.6         0.2        (4.8)       84.0
   Government agency
      obligations                                   686.8        55.3       (54.8)      687.3
   Corporate securities                           4,298.6       104.6      (318.2)    4,085.0
   Mortgage-backed securities                       970.3         1.2      (106.7)      864.8
   Asset-backed securities                        1,441.5         1.0      (337.5)    1,105.0
                                                 --------       -----      ------     -------
Total fixed maturities
   available-for-sale                            $7,485.8       162.3      (822.0)    6,826.1
                                                 ========       =====      ======     =======

Equity securities                                $   42.7         9.5        (2.9)       49.3
                                                 ========       =====      ======     =======

                                             1998
---------------------------------------------------------------------------------------------
                                                                GROSS       GROSS   ESTIMATED
                                                AMORTIZED  UNREALIZED  UNREALIZED        FAIR
                                                     COST       GAINS      LOSSES       VALUE
                                                ---------  ----------  ----------   ---------
Available-for-sale:
   U. S. Treasury securities                    $    20.7         0.4          --        21.1
   Government agency
      obligations                                 1,151.5       122.5       (11.2)    1,262.8
   Corporate securities                           6,889.9       380.1      (164.1)    7,105.9
   Mortgage-backed securities                     1,812.4        34.0       (38.5)    1,807.9
   Asset-backed securities                          861.7        13.1        (4.2)      870.6
                                                ---------       -----      ------    --------

Total fixed maturities
   available-for-sale                           $10,736.2       550.1      (218.0)   11,068.3
                                                =========       =====      ======    ========

Equity securities                               $    39.1         9.5          --        48.6
                                                =========       =====      ======    ========

The Company manages its credit risk associated with fixed maturities by diversifying its portfolio. At December 31, 1999, the Company held no corporate debt securities or foreign government debt securities of a single issuer, which had a carrying value in excess of ten percent of stockholder equity.

General American Life Insurance Company and Subsidiaries

The amortized cost and estimated fair value of fixed maturity investments at December 31, 1999 are shown by contractual maturity for all securities except, U.S. Government agencies mortgage-backed securities which are distributed by maturity year based on the Company's estimate of the rate of future prepayments of principal over the remaining lives of the securities (in millions). These estimates are developed using prepayment speeds provided in broker consensus data. Such estimates are derived from prepayment speed experience at the interest rate levels projected for the applicable underlying collateral and can be expected to vary from actual experience. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                            ESTIMATED
                                                AMORTIZED        FAIR
                                                     COST       VALUE
                                                ---------   ---------

Due in one year or less                          $  147.8       149.0
Due after one year through five years             1,122.9     1,086.1
Due after five years through ten years            1,641.7     1,482.9
Due after ten years through twenty years          3,603.1     3,243.3
Mortgage-backed securities                          970.3       864.8
                                                 --------     -------

Total                                            $7,485.8     6,826.1
                                                 ========     =======

The sources of net investment income follow (in millions):

                                         1999        1998        1997
                                     --------     -------       -----

Fixed maturities                     $  749.6       744.3       561.7
Mortgage loans                          175.4       188.8       194.5
Real estate                              25.0        25.7        34.1
Equity securities                         2.0         1.2         1.3
Policy loans                            144.9       152.2       148.3
Short-term investments                   46.5        22.4        16.6
Other                                    33.0        18.9        14.0
                                     --------     -------       -----

Investment revenue                    1,176.4     1,153.5       970.5
Investment expenses                     (19.2)      (17.7)      (25.0)
                                     --------     -------       -----

Net investment income                $1,157.2     1,135.8       945.5
                                     ========     =======       =====

General American Life Insurance Company and Subsidiaries

Net realized gains (losses) from sales of investments consist of the following (in millions):

                                         1999        1998        1997
                                      -------       -----       -----
Fixed maturities:
   Realized gains                     $  70.4        19.0        24.0
   Realized losses                     (330.8)      (14.0)      (16.8)
Equity securities:
   Realized gains                        48.2         2.0         1.8
   Realized losses                       (0.4)       (0.2)       (1.5)
Other investments, net                   12.0         6.9        21.0
                                      -------       -----       -----

Net realized investment gains         $(200.6)       13.7        28.5
                                      =======       =====       =====

Included in net realized losses are permanent write-downs of approximately $67.6 million and $5.5 million during 1999 and 1998, respectively.

A summary of the components of the net unrealized appreciation
(depreciation) on invested assets carried at fair value is as follows (in millions):


                                                        1999        1998
                                                     -------      ------
Unrealized (depreciation) appreciation:
   Fixed maturities available-for-sale               $(659.7)      332.1
   Equity securities                                     6.6         9.5
   Derivatives                                         (33.8)       (5.3)
Effect of unrealized appreciation (depreciation) on:
   Deferred policy acquisition costs                   186.0      (155.7)
   Present value of future profits                      14.6        (0.5)
Deferred income taxes                                  169.7       (69.1)
Other                                                    1.5        (2.9)
Minority interest, net of taxes                         69.4       (19.6)
                                                     -------      ------

Net unrealized (depreciation) appreciation           $(245.7)       88.5
                                                     =======      ======

The Company has securities on deposit with various state insurance departments and regulatory authorities with an amortized cost of approximately $881.8 million and $545.7 million at December 31, 1999 and 1998, respectively.

The Company's credit review procedures are designed to promote timely identification of investments that require a higher-than-normal degree of scrutiny. Each quarter a review is performed of impaired assets. Factors considered in the evaluation include the collateral values, credit quality of the issuer, amount of the exposure, our ability to reduce exposure in situations of deteriorating credit worthiness, and loss probabilities. Once a charge-off is taken, income is no longer accrued, all cash is applied to principal. The Company's total impaired assets amount to $31.8 million and $35.6 million at December 31, 1999 and 1998, respectively.

General American Life Insurance Company and Subsidiaries

MORTGAGE LOANS
The Company originates mortgage loans on income-producing properties, such as apartments, retail and office buildings, light warehouses, and light industrial facilities. Loan to value ratios at the time of loan approval are 75 percent or less. The Company minimizes risk through a thorough credit approval process and through geographic and property type diversification.

During 1999, the Company entered into an agreement whereby approximately $625.6 million of mortgage loans were sold by the Company for securitization and resale by a financial institution as mortgage pass-through certificates. The sale of these mortgage loans resulted in a net gain of approximately $0.6 million. These amounts are reflected within net investment income in the consolidated statement of operations.

The Company's mortgage loans were distributed as follows (in millions):

                                                     1999                                1998
                                     --------------------                --------------------
                                                  PERCENT                             PERCENT
                                     CARRYING          OF                CARRYING          OF
                                        VALUE       TOTAL                   VALUE       TOTAL
                                     --------------------                --------------------
Arizona                              $  125.6         7.4%               $  167.6         7.1%
California                              298.0        17.4                   395.3        16.6
Colorado                                150.5         8.8                   228.1         9.6
Florida                                 134.0         7.9                   171.6         7.2
Georgia                                 137.6         8.1                   176.1         7.4
Illinois                                 91.9         5.4                   162.2         6.8
Maryland                                 78.2         4.6                   102.9         4.3
Missouri                                 98.1         5.7                    93.5         3.9
Texas                                   157.8         9.2                   197.4         8.3
Washington                               69.1         4.0                    99.6         4.2
Other                                   367.2        21.5                   581.7        24.6
                                     --------------------                --------------------

Subtotal                              1,708.0       100.0%                2,376.0       100.0%
                                                    =====                               =====
Valuation reserve                       (29.1)                              (38.5)
                                     --------                            --------

Total                                $1,678.9                            $2,337.5
                                     ========                            ========

                                                     1999                                1998
                                     --------------------                --------------------
                                                  PERCENT                             PERCENT
                                     CARRYING          OF                CARRYING          OF
                                        VALUE       TOTAL                   VALUE       TOTAL
                                     --------------------                --------------------
Property type:
   Apartment                         $  143.0         8.4%               $   77.1         3.2%
   Retail                               490.8        28.7                   872.2        36.7
   Office building                      604.6        35.4                   747.8        31.5
   Industrial                           391.6        22.9                   422.6        17.8
   Other commercial                      78.0         4.6                   256.3        10.8
                                     --------------------                --------------------

Subtotal                              1,708.0       100.0%                2,376.0       100.0%
                                                    =====                               =====
Valuation reserve                       (29.1)                              (38.5)
                                     --------                            --------

Total                                $1,678.9                            $2,337.5
                                     ========                            ========

General American Life Insurance Company and Subsidiaries

An impaired loan is measured at the present value of expected future cash flows or, alternatively, the observable market price or the fair value of the collateral.

Mortgage loans which have been non-income producing for the preceding twelve months were $6.5 million and $20.1 million at December 31, 1999 and 1998, respectively. At December 31, 1999 and 1998, the recorded investment in mortgage loans that were considered impaired was $48.8 million and $100.7 million, respectively, with related allowances for credit losses of $4.0 million and $12.6 million, respectively. The average recorded investment in impaired loans during 1999 and 1998 was $74.8 million and $110.2 million, respectively.

For the years ended December 31, 1999, 1998, and 1997, the Company recognized $3.6 million, $6.8 million, and $9.7 million, respectively, of interest income on those impaired loans, which included $3.6 million, $7.0 million, and $9.9 million, respectively, of interest income recognized using the cash basis method of income recognition.

As of December 31, 1999, the Company has outstanding fixed rate
Commercial mortgage loan commitments totaling $68.9 million with a market value of $67.0 million at rates ranging from 7.125% to 8.50%, and total variable rate commitments totaling $143.3 million with a market value of $140.9 million.

SECURITIES LENDING
The Company participates in a securities lending program. In the Company's agreements, collateral is held on certain fixed maturity securities loaned to other institutions through a lending agreement.
The minimum collateral on securities loaned is 102% of the market value of the loaned securities, marked to market daily. The Company retains full ownership of the loaned securities and is indemnified by the lending agent in the event a borrower becomes insolvent or fails to return the securities. The amount on loan at December 31, 1999 and 1998 was $60.3 million and $122.5 million, respectively, and was appropriately collateralized.

DERIVATIVES
The Company has a variety of reasons to use derivative instruments, such as to attempt to protect the Company against possible changes in the market value of its portfolio as a result of interest rate changes and to manage the portfolio's effective yield, maturity, and duration. The Company does not invest in derivatives for speculative purposes. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising an option contract or taking delivery of a security underlying a futures contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the option of futures contract.

Summarized below are the specific types of derivative instruments used by the Company:

INTEREST RATE SWAPS: The Company manages interest rate risk on certain contracts, primarily through the utilization of interest rate swaps. Under interest rate swaps, the Company agrees with counterparties to exchange, at specified intervals, the payments between floating and fixed-rate interest amounts calculated by reference to notional amounts. Net interest payments are recognized within net investment income in the consolidated statements of operations.

At December 31, 1999, the Company had 19 outstanding interest rate swap agreements which expire at various dates through 2024. Under 18 of the agreements, the Company receives a fixed rate ranging from 6.065 percent to 6.842 percent on a notional amount of $1.5 billion and pays a floating rate based on London Interbank Offered Rate (LIBOR). Under the remaining outstanding interest rate swap agreement, the Company receives a floating rate based on LIBOR on a notional amount of $2 million and pays a fixed rate of 6.495 percent. The estimated fair value of the agreements at December 31, 1999 was a net loss of approximately $33.8 million, which is recognized in accumulated other comprehensive income.

General American Life Insurance Company and Subsidiaries

At December 31, 1998, the Company had 35 outstanding interest rate swap agreements which expire at various dates through 2025. Under 19 outstanding interest rate swap agreements, the Company receives a floating rate based on LIBOR on a notional amount of $116.0 million and pays a fixed rate ranging from 3.13 percent to 8.56 percent. Under 15 of the agreements, the Company receives a fixed rate ranging from 5.79 percent to 7.57 percent on a notional amount of $80.5 million and pays a floating rate based on LIBOR. On the remaining swap agreement, the Company receives a floating rate based on LIBOR on a notional amount of $5 million and pays a floating rate based on LIBOR. The estimated fair value of the agreements at December 31, 1998 was a net loss of approximately $4.7 million, which is recognized in accumulated other comprehensive income.

CURRENCY, SWAPS AND CROSS CURRENCY SWAPS: Under foreign currency swaps, the Company agrees with other parties to exchange at specified intervals, the difference between two currencies on an exchange rate basis the interest amounts calculated by reference to an agreed notional principal amount. Under cross currency swaps, the Company swaps the difference between two currencies and between floating and fixed-rate interest amounts calculated by reference to notional amounts. The Company uses this technique for foreign denominated assets to match dollar denominated liabilities of various fixed income products. Net interest payments are recognized within net investment income in the consolidated statements of operations.

At December 31, 1999, the Company held no currency or cross currency swaps. At December 31, 1998 the Company had one outstanding currency swap agreement and five outstanding cross currency swaps which expire at various dates through 2016. The notional amount was $34.2 million. The 1998 estimated fair value of the agreements was a net loss of $5.5 million and is recognized in accumulated other comprehensive income.

TOTAL RETURN SWAP: The Company uses the total return swap to construct a structured product that resembles an equity linked note. The total return swap is used to obtain equity participation. The Company agrees with other parties to pay at specified intervals, floating-rate interest amounts calculated by reference to an agreed notional principal amount. In return the Company receives equity participation, which is calculated by reference to an agreed equity market index and a notional principal amount. If the amount is positive at the termination date, the Company receives such amount. If the amount is negative at the termination date, the Company pays out such amount to the counterparty.

At December 31, 1999, the Company held no total return swap agreements. At December 31, 1998, the Company had one outstanding total return swap, which expires in 2028. The notional amount was $14.0 million and the estimated fair value of the agreement was a net profit of $1.9 million, which is recognized in accumulated other comprehensive income.

FUTURES: A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price.
The Company generally invests in futures on U.S. Treasury Bonds, U.S. Treasury Notes, and the S&P 500 Index and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

At December 31, 1999, the Company held no futures contracts.  At
December 31, 1998, futures contracts outstanding were as follows (in millions):


               Net Sold     Notional     Fair      Unrealized
               Position      Amount      Value        Gain
               --------     --------     -----     -----------
                 (0.3)       $33.1       $32.9        $0.2

The 1998 unrealized gain was recognized in accumulated other comprehensive income.

General American Life Insurance Company and Subsidiaries

The Company is exposed to credit related risk in the event of nonperformance by counterparties to financial instruments but does not expect any counterparties to fail to meet their obligations. Where appropriate, master netting agreements are arranged and collateral is obtained in the form of rights to securities to lower the Company's exposure to credit risk. It is the Company's policy to deal only with highly rated companies. At December 31, 1999 and 1998, there were not any significant concentrations with counterparties.

(4)  FAIR VALUE OF FINANCIAL INSTRUMENTS

The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties. The following table presents the carrying amounts and estimated fair values of the Company's financial instruments at December 31, 1999 and 1998 (in millions). Refer to Note 3 for the estimated fair values of the Company's derivative instruments.

                                                        1999                             1998
                                        --------------------             --------------------
                                                   ESTIMATED                        ESTIMATED
                                        CARRYING        FAIR             CARRYING        FAIR
                                           VALUE       VALUE                VALUE       VALUE
                                        --------------------             --------------------
Assets:
   Fixed maturities                     $6,826.1     6,826.1             11,068.3    11,068.3
   Mortgage loans                        1,678.9     1,691.7              2,337.5     2,472.5
   Policy loans                          2,243.9     2,243.9              2,151.0     2,151.0
   Short-term investments                  292.4       292.4                195.3       195.3
   Other invested assets                   898.8       898.8                457.6       457.6
   Separate account assets               6,915.6     6,915.6              5,214.8     5,214.8
Liabilities:
   Policyholder account balances
      relating to investment
      Contracts                         $5,179.4     5,279.8              5,044.8     4,929.7
   Pension funds and other
      interest sensitive liabilities       556.8       551.2              7,581.3     7,592.0
   Long-term debt and
      notes payable                        216.6       209.8                221.9       216.6
   Separate account liabilities          6,892.0     6,892.0              5,194.9     5,194.9
                                        ========     =======             ========    ========

(5)  REINSURANCE

The Company is a reinsurer to the life and health industry. The effect of reinsurance on premiums and other considerations is as follows
(in millions):

                                                           1999           1998           1997
                                                       --------        -------        -------
Direct                                                 $1,139.5        1,210.8        1,159.1
Assumed                                                 1,667.7        1,422.3          996.9
Ceded                                                    (416.4)        (431.5)        (348.9)
                                                       --------        -------        -------

Net insurance premiums and other
   considerations                                      $2,390.8        2,201.6        1,807.1
                                                       ========        =======        =======

General American Life Insurance Company and Subsidiaries

(6)  FEDERAL INCOME TAXES
Income tax (benefit) expense attributable to income from operations consists of the following (in millions):


                                                          1999            1998           1997
                                                        ------            ----           ----
Current income tax (benefit) expense                    $(23.6)           35.2           65.8
Deferred income tax (benefit) expense                    (40.7)           18.4           (0.1)
                                                        ------            ----           ----

Provision for income taxes                              $(64.3)           53.6           65.7
                                                        ======            ====           ====

Income tax (benefit) expense attributable to income from operations differed from the amounts computed by applying the U.S. federal income tax rate of 35 percent to pre-tax income as a result of the following (in millions):

                                                           1999           1998           1997
                                                         ------          -----           ----
Computed "expected" tax (benefit) expense                $(67.4)          70.0           64.8
Increase (decrease) in income tax resulting
   from:
      Surplus (benefit) tax on mutual life
         insurance companies                                -             (7.5)           5.3
      Foreign tax rate in excess of U.S. tax
         rate                                               1.0            0.8            0.6
      Tax preferred investment income                     (11.4)         (10.9)          (6.6)
      State tax net of federal benefit                      1.7            1.6            0.8
      Corporate owned life insurance                       (3.3)          (3.6)           -
      Foreign tax credit                                    -             (1.3)          (0.6)
      Goodwill amortization                                 1.9            1.5            1.0
      Difference in book vs. tax basis in
         domestic subsidiaries                              1.6            2.8            2.2
      Valuation allowance for loss
         carryforwards                                      5.7            -              -
      Capitalized acquisition costs                         2.4            -              -
      Other, net                                            3.5            0.2           (1.8)
                                                         ------           ----           ----

Provision for income taxes                               $(64.3)          53.6           65.7
                                                         ======           ====           ====

Total income taxes were allocated as follows:

                                                           1999           1998           1997
                                                        -------          -----          -----
Provision for income taxes                              $ (64.3)          53.6           65.7
Income tax from stockholder equity:
   Unrealized investment (loss) gain
      recognized for financial reporting
      purposes                                           (237.0)         (22.6)          55.9
   Foreign currency translation                             7.8           (9.4)         (12.1)
   Other                                                   (2.4)          (1.4)          (0.5)
                                                        -------          -----          -----

Provision for income taxes                              $(295.9)          20.2          109.0
                                                        =======          =====          =====

General American Life Insurance Company and Subsidiaries

The tax effects of temporary differences that give rise to significant portions of deferred tax assets and liabilities at December 31, 1999 and 1998 are presented below (in millions):

                                                                          1999           1998
                                                                        ------          -----
Deferred tax assets:
   Reserve for future policy benefits                                   $158.9           90.9
   Deferred acquisition costs capitalized for tax                        147.4          128.8
   Employee benefits                                                      41.5           28.2
   Investments                                                            46.2            -
   Net operating and capital loss                                         57.2           46.8
   Unrealized loss on investments                                        163.9            -
   Other, net                                                             95.5           98.5
                                                                        ------          -----

Gross deferred tax assets                                                710.6          393.2
   Less valuation allowance                                                7.2            1.5
                                                                        ------          -----

Total deferred tax assets after valuation allowance                     $703.4          391.7
                                                                        ======          =====

                                                                          1999           1998
                                                                       -------          -----
Deferred tax liabilities:
   Unrealized gain on investments                                      $   -             79.1
   Deferred acquisition costs capitalized for financial
      reporting                                                          385.0          274.5
   Investments                                                             -              3.7
   Other, net                                                            120.8          109.8
                                                                       -------          -----

Total deferred tax liabilities                                           505.8          467.1
                                                                       -------          -----

Total deferred tax (asset) liability                                   $(197.6)          75.4
                                                                       =======          =====

The Company has not recognized a deferred tax liability for the undistributed earnings of its wholly owned domestic and foreign subsidiaries because the Company currently does not expect those unremitted earnings to become taxable to the Company in the foreseeable future. In addition, the Company has not recognized a deferred tax liability of approximately $106 million for the excess of financial statement carrying amount over the tax basis of its less-than-80-percent owned domestic subsidiaries. This is because the unremitted earnings of foreign subsidiaries will not be repatriated in the foreseeable future, or because the excess of the financial statement carrying amount over the tax basis of its less-that-80 percent owned domestic subsidiaries will not become taxable as the tax law provides a means by which the reported amount of that investment can be recovered tax-free and the Company expects that it will ultimately use that means.

The Company believes that it is more likely than not that the deferred tax assets established will be realized except for the amount of the valuation allowance. As of December 31, 1999 and 1998, the Company has provided for a 100 percent valuation allowance against the deferred tax asset related to the net operating losses of the Company's foreign subsidiaries including RGA's Australian, Argentine, South African and UK subsidiaries and NaviSys' Mexican subsidiary. At December 31, 1999, the Company's subsidiaries had capital loss carryforwards of $89.4 million, and net operating loss carryforwards of $146.7 million. The capital and net operating losses are expected to be utilized during the period allowed for carryforwards.

General American Life Insurance Company and Subsidiaries

The Company has been audited by the Internal Revenue Service for the years through and including 1994. The Company is currently being audited for the years 1995 and 1996. The Company believes that any adjustments that might be required for open years will not have a material effect on the Company's consolidated financial statements. During 1999, 1998, and 1997 the Company paid income taxes totaling approximately $77.0 million, $59.6 million, and $70.8 million, respectively.

(7)  DEFERRED POLICY ACQUISITION COSTS

A summary of the policy acquisition costs deferred and amortized is as follows (in millions):

                                                           1999           1998           1997
                                                       --------         ------         ------
Balance at beginning of year                           $  773.8          695.3          652.3
Transfer of present value of future profits                --             --             19.3
Prior year adjustment due to change in
   reserving methods                                       --             (0.2)          --
Policy acquisition costs deferred                         324.6          332.9          267.0
Policy acquisition cost amortized                        (214.4)        (280.0)        (211.9)
Interest credited                                          60.4           39.3           40.8
Deferred policy acquisition costs relating to
   change in unrealized (gain) loss on
   investments available-for-sale                         341.7          (13.5)         (72.2)
                                                       --------         ------         ------

Balance at end of year                                 $1,286.1          773.8          695.3
                                                       ========         ======         ======

(8)  ASSOCIATE BENEFIT PLANS AND POSTRETIREMENT BENEFITS

The Company has a defined benefit plan covering substantially all associates. The benefits are based on years of service and each associate's compensation level. The Company's funding policy is to contribute annually the maximum amount deductible for federal income tax purposes. Contributions provide for benefits attributed to service to date and for those expected to be earned in the future.

Associates of the Company also are offered several non-qualified, defined benefit, and defined contribution plans for directors and management associates. The plans are unfunded and are deductible for federal income tax purposes when the benefits are paid. Effective April 30, 1999, the liabilities that relate to these plans are managed at GenAmerica Management Corporation, a subsidiary of GenAmerica. The Company recognized expense of $12.9 million, $8.2 million, and $7.7 million for the years ended December 31, 1999, 1998, and 1997, respectively, related to these plans.

In addition to pension benefits, the Company provides certain health care and life insurance benefits for retired employees. Substantially all employees may become eligible for these benefits if they reach retirement age while working for the Company. Alternatively, retirees may elect certain prepaid health care benefit plans.

The Company uses the accrual method to account for the costs of its retiree plans and amortizes its transition obligation for retirees and fully eligible or vested employees over 20 years. The unamortized transition obligation was $13.4 million and $14.4 million at December 31, 1999 and 1998, respectively.

General American Life Insurance Company and Subsidiaries

The Board of Directors has adopted an associate incentive plan applicable to full-time salaried associates with at least one year of service. Contributions to the plan are determined annually by the Board of Directors and are based upon salaries of eligible associates. Full vesting occurs after five years of continuous service. The Company's contribution to the plan was $4.3 million, $10.4 million, and $10.4 million for 1999, 1998, and 1997 respectively.

At December 31, 1999, plan assets were invested 79.2% in the S&P Stock Fund, 6.9% in the Small-Cap Stock Fund, 9.1% in the Separately Managed Account Fund, and 4.8% in the Long-Term Bond Fund. At December 31, 1998 plan assets were invested 70.1% in the S&P 500 Stock Fund, 7.4% in the Small-Cap Stock Fund, 17.3% in the Separately Managed Account Fund, and 5.2% in the Long-Term Bond Fund. These assets are invested in General American separate accounts and held in a trust by an unrelated third party administrator.

The following tables summarize the Company's associate benefit plans and postretirement benefits (in millions):

                                                    Pension Benefits         Other Benefits
                                                   ------------------       -----------------
                                                     1999        1998        1999        1998
                                                   ------       -----       -----        ----
Change in benefit obligation:
   Benefit obligation at beginning of year         $149.1       129.8       $45.7        37.7
   Service cost                                       6.5         5.8         1.7         1.7
   Interest cost                                     10.3         9.2         2.8         2.9
   Participant contributions                         --          --           0.2         0.2
   Plan amendments                                    0.3        (0.4)       --          (1.3)
   Curtailments                                       2.4        --          --          --
   Special termination benefits                       1.2        --          --          --
   Benefits paid                                     (8.0)       (6.6)       (1.9)       (1.4)
   Actuarial (gain) loss                             (1.9)       11.3        (7.8)        5.9
                                                   ------       -----       -----        ----

Benefit obligation at end of year                   159.9       149.1        40.7        45.7
                                                   ------       -----       -----        ----

Change in plan assets:
   Fair value of plan assets at
      beginning of year                             174.8       150.5        --          --
   Actual return on plan assets                      10.5        29.2        --          --
   Employer contributions                             2.1         1.7         1.7         1.2
   Associates contributions                          --          --           0.2         0.2
   Benefits paid                                     (8.0)       (6.6)       (1.9)       (1.4)
                                                   ------       -----       -----        ----

Fair value of plan assets at end of year           $179.4       174.8       $--          --
                                                   ======       =====       =====        ====

General American Life Insurance Company and Subsidiaries

                                                     Pension Benefits                             Other Benefits
                                            1999           1998           1997           1999           1998           1997
                                          ------          -----          -----         ------          -----          -----
Reconciliation of funded status:
   Funded status                          $ 19.4           25.7           20.7         $(40.7)         (45.7)         (37.7)
   Unrecognized actuarial gain             (12.3)         (14.5)          (8.2)          (9.6)          (1.9)          (7.8)
   Unrecognized transition
      obligation                             0.2            0.3            1.1           13.4           14.4           16.8
   Unrecognized prior service
      cost                                  (0.3)          (0.8)          (2.2)          --             --             --
                                          ------          -----          -----         ------          -----          -----
Net amount recognized at end
   of year                                   7.0           10.7           11.4          (36.9)         (33.2)         (28.7)
                                          ------          -----          -----         ------          -----          -----
Amounts recognized in the
   statement of financial
   position consist of:
      Prepaid benefit cost                  40.6           37.9           35.9           --             --             --
      Accrued benefit liability            (38.2)         (32.2)         (28.2)         (36.9)         (33.2)         (28.7)
      Intangible asset                       0.1            0.9            0.9           --             --             --
      Accumulated other
         comprehensive loss                  4.5            4.1            2.8           --             --             --
                                          ------          -----          -----         ------          -----          -----
Net amount recognized at end
   of year                                $  7.0           10.7           11.4         $(36.9)         (33.2)         (28.7)
                                          ======          =====          =====         ======          =====          =====
Other comprehensive loss
   (income) attributable to
   change in additional
   minimum liability
   recognition                            $  0.3            1.3           (0.5)        $ --             --             --
                                          ======          =====          =====         ======          =====          =====

General American Life Insurance Company and Subsidiaries

                                                     Pension Benefits                              Other Benefits
                                            1999           1998           1997           1999           1998           1997
                                          ------          -----          -----           ----           ----           ----
Additional year-end
   information for plans with
   benefit obligations in
   excess of plan assets:
      Benefit obligation                    47.6           36.6           32.2           40.7           45.7           37.7

Additional year-end
   information for pension
   plans with accumulated
   benefit obligations in
   excess of plan assets:
      Projected benefit
         obligation                         40.5           36.6           32.2           --             --             --
      Accumulated benefit
         obligation                         37.8           32.1           28.0           --             --             --
      Fair value of plan assets              0.1            0.1           --             --             --             --
                                          ======          =====          =====           ====           ====           ====

Components of net periodic
   benefit cost:
      Service cost                           6.5            5.8            5.9            1.7            1.7            1.7
      Interest cost                         10.3            9.2            8.6            2.8            2.9            2.5
      Expected return on plan
         assets                            (15.3)         (13.2)         (11.1)          --             --             --
      Amortization of prior
         service cost                       (0.1)          (0.1)           0.1           --             --             --
      Amortization of
         transitional
         obligation                          0.1            0.1            0.3            1.0            1.0            1.1
      Recognized actuarial
         loss (gain)                         0.6            0.4            0.4           (0.1)          --             (0.2)
                                          ------          -----          -----           ----           ----           ----

   Net periodic benefit cost              $  2.1            2.2            4.2            5.4            5.6            5.1
                                          ======          =====          =====           ====           ====           ====
Additional loss recognized due to:
   Curtailment                            $  2.3            0.1           --             --             --             --
   Special Termination Benefit               1.4           --             --             --             --             --
                                          ======          =====          =====           ====           ====           ====
Weighted-average assumptions as
   of December 31:
      Discount rate                         7.50%          6.75%          7.25%          7.50%          6.75%          7.25%
      Expected long-term rate of
         return on plan assets              9.00%          9.00%          9.00%          --             --             --
      Rate of compensation
         increase (qualified plan)          4.95%          4.20%          4.20%          --             --             --
                                          ======          =====          =====           ====           ====           ====

General American Life Insurance Company and Subsidiaries

ASSUMED HEALTH CARE COST TREND: For measurement purposes, a 7.0% annual rate of increase in the per capita cost of covered health care benefits was assumed for 1999. The rate assumed to decrease gradually to 5% for 2003 and remain at that level thereafter.

Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plan. A one-percentage point change in assumed health care cost trend rates would have the following effects (in thousands):

                                           One Percentage   One Percentage
                                           Point Increase   Point Decrease
                                           --------------   --------------
Effect on total service and interest cost
   components for 1999                          $0.9            (0.7)
Effect on end of year 1999
   postretirement benefit obligation            $5.8            (4.7)

(9)  DEBT

The Company's long-term debt and notes payable consists of the following (in millions):

                                                             Face Value at December 31,
Description                              Rate      Maturity       1999      1998
-----------                              ----      --------       ----      ----
Long-term debt:
   General American surplus note         7.625%  January 2024    $107.0     107.0
   RGA senior note                       7.250%    April 2006     100.0     100.0
Notes payable:
   RGA Australia Hldgs.                  5.180%    April 2000       9.5       8.9
                                                                 ------     -----

Total long-term debt and notes payable                           $216.5     215.9
                                                                 ======     =====

The difference between the face value of debt and the carrying value per the consolidated balance sheets is unamortized discount.

General American's surplus note pays interest on January 15 and July 15 of each year. The note is not subject to redemption prior to maturity. Payment of principal and interest on the note may be made only with the approval of the Missouri Director of Insurance.

The RGA senior note pays interest semiannually on April 1 and October 1. The ability of RGA to make debt principal and interest payments as well as make dividend payments to shareholders is ultimately dependent on the earnings and surplus of its subsidiaries and the investment earnings on the undeployed debt proceeds. The transfer of funds from the insurance subsidiaries to RGA is subject to applicable insurance laws and regulations. Principal repayments are due in April 2000 and are expected to be renewed under the terms of the line of credit. This agreement contained various restrictive covenants which primarily pertain to limitations on the quality and types of investments, minimum requirements of net worth, and minimum rating requirements.

Interest paid on debt during 1999, 1998, and 1997 amounted to $17.8 million, $17.0 million, and $20.0 million, respectively.

As of December 31, 1999, the Company was in compliance with all covenants under its debt agreements.

General American Life Insurance Company and Subsidiaries

(10)  COMPREHENSIVE INCOME

In June 1997, the Financial Accounting Standards Board issued SFAS No. 130, Reporting Comprehensive Income, effective for years beginning after December 15, 1997. SFAS No. 130 establishes standards for reporting and display of comprehensive income but does not affect results of operations. Effective January 1, 1998, the Company adopted SFAS No. 130. The components of comprehensive income, other than net income, are as follows (in millions):

                                                                                                                 1999
                                                                        ---------------------------------------------
                                                                                                   TAX           NET-
                                                                          BEFORE-TAX         (EXPENSE)         OF-TAX
                                                                              AMOUNT          BENEFIT          AMOUNT
                                                                        ---------------------------------------------
Foreign currency translation adjustments                                  $  19.5              (6.8)             12.7
Unrealized gains (losses) on securities:
   Unrealized holding gains (losses) arising during
      period                                                               (753.1)            266.9            (486.2)
   Less: Reclassification adjustment for gains
      (losses) realized in net income                                      (233.5)             81.5            (152.0)
                                                                        ---------------------------------------------
         Net unrealized gains (losses) on securities                       (519.6)            185.4            (334.2)
Minimum benefit liability                                                    (1.0)              1.3               0.3
                                                                        ---------------------------------------------
         Total other comprehensive (loss) income                          $(501.1)            179.9            (321.2)
                                                                        =============================================

                                                                                                                 1998
                                                                        ---------------------------------------------
                                                                                                   TAX           NET-
                                                                          BEFORE-TAX         (EXPENSE)         OF-TAX
                                                                              AMOUNT          BENEFIT          AMOUNT
                                                                        ---------------------------------------------
Foreign currency translation adjustments                                   $(20.6)              7.2            (13.4)
Unrealized gains (losses) on securities:
Unrealized holding gains (losses) arising during
      period                                                                (56.6)             19.3            (37.3)
   Less: Reclassification adjustment for gains
      (losses) realized in net income                                         4.7              (1.7)             3.0
                                                                        --------------------------------------------
         Net unrealized gains (losses) on securities                        (61.3)             21.0            (40.3)
Minimum benefit liability                                                    (0.3)             --               (0.3)
                                                                        --------------------------------------------
         Total other comprehensive (loss) income                           $(82.2)             28.2            (54.0)
                                                                        ============================================

                                   29

General American Life Insurance Company and Subsidiaries

                                                                                                                 1997
                                                                        ---------------------------------------------
                                                                                                 TAX             NET-
                                                                        BEFORE-TAX         (EXPENSE)           OF-TAX
                                                                            AMOUNT           BENEFIT           AMOUNT
                                                                        ---------------------------------------------
Foreign currency translation adjustments                                   $(14.3)             10.6              (3.7)
Unrealized gains (losses) on securities:
Unrealized holding gains (losses) arising during
      period                                                                132.3             (49.1)             83.2
   Less: Reclassification adjustment for gains
      (losses) realized in net income                                         7.4              (2.6)              4.8
                                                                        ---------------------------------------------
         Net unrealized gains (losses) on securities                        124.9             (46.5)             78.4
Minimum benefit liability                                                     0.9                --               0.9
                                                                        ---------------------------------------------
         Total other comprehensive (loss) income                           $111.5             (35.9)             75.6
                                                                        =============================================


The following schedule reflects the change in net accumulated other comprehensive (loss) income for the periods ending December 31, 1999 and 1998 (in millions):

                                                                                            CURRENT
                                                                       BALANCE AS            PERIOD        BALANCE AS
                                                                      OF 12/31/98            CHANGE       OF 12/31/99
                                                                      -----------           -------       -----------
Foreign currency adjustments                                               $(32.9)             12.7             (20.2)
Unrealized gains (losses) on securities                                      88.5            (334.2)           (245.7)
Minimum benefit liability                                                    (2.7)              0.3              (2.4)
                                                                      -----------           -------       -----------

         Total accumulated other comprehensive
            (loss) income                                                  $ 52.9            (321.2)           (268.3)
                                                                      -----------           -------       -----------
                                                                                            CURRENT
                                                                       BALANCE AS            PERIOD        BALANCE AS
                                                                      OF 12/31/97            CHANGE       OF 12/31/98
                                                                      -----------           -------       -----------
Foreign currency adjustments                                               $(19.5)            (13.4)            (32.9)
Unrealized gains (losses) on securities                                     128.8             (40.3)             88.5
Minimum benefit liability                                                    (2.4)             (0.3)             (2.7)
                                                                      -----------           -------       -----------

         Total accumulated other comprehensive
            (loss) income                                                  $106.9             (54.0)             52.9
                                                                      ===========           =======       ===========

General American Life Insurance Company and Subsidiaries

(11)  REGULATORY MATTERS

The Company and its insurance subsidiaries are subject to financial statement filing requirements in their respective state of domicile, as well as the states in which they transact business. Such financial statements, generally referred to as statutory financial statements, are prepared on a basis of accounting which varies in some respects from GAAP. Statutory accounting practices include: (1) charging of policy acquisition costs to income as incurred; (2) establishment of a liability for future policy benefits computed using required valuation standards; (3) nonprovision of deferred federal income taxes resulting from temporary differences between financial reporting and tax bases of assets and liabilities; (4) recognition of statutory liabilities for asset impairments and yield stabilization on fixed maturity dispositions prior to maturity with asset valuation reserves based on statutorily determined formulas; and (5) valuation of investments in bonds at amortized cost.

Combined net income and policyholders' surplus of the Company and its consolidated insurance subsidiaries, for the years ended and at December 31, 1999, 1998, and 1997, as determined in accordance with statutory accounting practices, are as follows (in millions):


                                         1999        1998        1997
                                      -------     -------       -----
   Net (loss) income                  $(190.8)       60.8        39.7
   Policyholders' surplus               741.3     1,147.4       844.1
                                      =======     =======       =====

For the year ended December 31, 1999, General American has changed its method for recording equity in earnings of subsidiaries on a statutory basis to reflect such earnings as a direct charge or credit to surplus, and not a component of investment income.

Under Risk-Based Capital (RBC) requirements, General American and its insurance subsidiaries are required to measure their solvency against certain parameters. As of December 31, 1999, the Company's insurance subsidiaries exceeded the established RBC minimums. In addition, the Company's insurance subsidiaries exceeded the minimum statutory capital and surplus requirements of their respective states of domicile.

The Company's insurance subsidiaries are subject to limitations on the payment of dividends to the Company. Generally, dividends during any year may not be paid without prior regulatory approval, in excess of the lessor of (and with respect to life and health subsidiaries in Missouri, in excess of the greater of): (a) ten percent of the insurance subsidiaries' statutory surplus as of the preceding December 31 or (b) the insurance subsidiaries' statutory gain from operations for the preceding year.

General American Life Insurance Company and Subsidiaries

(12)  PARTICIPATING POLICIES AND DIVIDENDS TO POLICYHOLDERS

Over 18.9 percent and 22.8 percent of the Company's business in force relates to participating policies as of December 31, 1999 and 1998, respectively. These participating policies allow the policyholders to receive dividends based on actual interest, mortality, and expense experience for the related policies. These dividends are distributed to the policyholders through an annual dividend, using current dividend scales which are approved by the Board of Directors.

(13)  CONTINGENT LIABILITIES

The Company was named as a defendant in a lawsuit that was filed in 1996 in Arizona State Court. The lawsuit claimed benefits under a disability policy and damages for bad faith termination of such benefits. In November 1998, the jury entered a verdict against the Company, awarding the plaintiff approximately $59 million in damages, including $58 million in punitive damages. In January 1999, the Company filed a motion for judgment notwithstanding the verdict, a motion for a new trial, and a request for reduction of the punitive damages awarded. The Trial Court reduced the punitive damage award to $18 million. The Company has appealed the verdict and the award of the Court.

The Company was named as a defendant in a lawsuit filed in a federal district court in Phoenix, Arizona along with Paul Revere Life Insurance Company. The lawsuit claimed that Paul Revere denied benefits which was a breach of the implied duty of good faith and that both companies were liable due to being in a joint venture relationship. The jury found for the plaintiff and assessed punitive damages against the company in the sum of $10.2 million and against Paul Revere in the sum of $6.8 million. Both companies have filed post-trial motions aimed at setting aside the jury verdict and/or reducing the jury awards. The Company intends to vigorously appeal the verdict if it is allowed to stand.

The Company was named as defendant in the following purported class action lawsuits: Chain v. General American Life Insurance Company (filed in the U.S. District Court for the Northern District of Mississippi in
1996); Newburg Trust v. General American Life Insurance Company (filed in the U.S. District Court for the District of Massachusetts in 1996); and Ludwig, Sippil, DAllesandro and Cunningham v. General American Life Insurance Company (filed in the U.S. District Court for the Southern District of Illinois in 1997). These lawsuits allege that the Company engaged in deceptive sales practices in connection with the sale of certain life insurance policies. None of these lawsuits has been certified as a class action. Although the claims asserted in each lawsuit are not identical, the plaintiffs seek unspecified actual and punitive damages under similar claims, including breach of contract, fraud, intentional or negligent misrepresentation, breach of fiduciary duty and unjust enrichment. The Company filed a motion to dismiss all of the claims in each of the lawsuits. The Court in each of these lawsuits has dismissed certain of the plaintiffs' claims while allowing others to proceed. These three cases have been consolidated with one individual case in the U.S. District Court for the Eastern District of Missouri. The Company has negotiated a settlement agreement with counsel for plaintiffs which resolves all matters concerning the relief for the class. There is, however, no agreement on the attorneys' fees or expenses of class counsel. This settlement is in the process of being finalized. It will then be submitted to the Court for review and approval along with the issue of attorneys' fees and expenses. If the settlement is not approved the Company intends to continue to oppose the lawsuits vigorously.

In addition to the matters discussed above, the Company is involved in pending and threatened litigation in the normal course of its business. While the outcome of these matters cannot be predicted with certainty, at the present time and based on information currently available, management does not believe that the Company's liability arising from pending or threatened litigation will have a material adverse affect on the Company's financial condition or results of operations.

General American Life Insurance Company and Subsidiaries

(14)  RELATED PARTY TRANSACTIONS

In 1999, GenAmerica made capital contributions to the Company of $38.0 million, $10.1 million of NaviSys Incorporated's (NaviSys) equity, and $20.0 million of NaviSys' bonds. The $38.0 million contribution consisted of a promissory note from ARM, and was expensed by the Company after it became uncollectible.

The following related party transactions occurred in the connection with MetLife's acquisition of GenAmerica.

     The Company paid and expensed approximately $20 million to MetLife as consideration for MetLife's willingness to accept the funding agreement business of General American as described in Note 1.

     The Company paid $40 million to MetLife during 1999 which ultimately was returned to GAMHC at the closing on January 6, 2000. This transaction has been recorded as a dividend by the Company to GAMHC in the accompanying financial statements.

     Subsequent to December 31, 1999 an additional $40 million was paid to MetLife on behalf of GAMHC.

     During 1999, GenAmerica paid and expensed $12 million of investment advisory fees for which GAMHC and GenAmerica were jointly and severably liable.

RGA also has reinsurance transactions between MetLife and certain of its subsidiaries. Under these agreements, RGA reflected earned premiums of approximately $108 million and $113 million in 1999 and 1998, respectively. The earned premiums reflect the net of business assumed from and ceded to MetLife and its subsidiaries. Underwriting gain
(loss) on this business was approximately $12 million and $13 million in 1999 and 1998, respectively.

(15)  SUBSEQUENT EVENTS

On January 1, 2000, the Company exited the Group Health business through the Asset Purchase Agreement and related reinsurance arrangements with Great-West Life & Annuity Insurance Company (Great-West). This agreement also includes any life business that is directly associated to the health business.

The Company is required to reimburse Great-West for up to $10 million in net operating losses incurred during 2000. These amounts have been fully accrued in the 1999 consolidated financial statements of the Company. The Company must also compensate Great-West for certain receivables related to this business should they be deemed uncollectible.

On January 18, 2000, MetLife proposed to acquire all of Conning's outstanding shares of common stock not already controlled by MetLife for $10.50 per share in cash. MetLife acquired a beneficial interest of approximately 61% in Conning as a result of its January 6, 2000 acquisition of GenAmerica. Conning has received MetLife's proposal and the Conning Board of Directors is evaluating the proposed transaction.

General American Life Insurance Company and Subsidiaries

On January 24, 2000, Conning announced that it had learned of a complaint purporting to be a shareholder class action suit that has been filed in the Supreme Court of the State of New York, naming Conning and MetLife as co-defendants. The complaint follows the January 18, 2000 announcement of MetLife's proposal to acquire all of the outstanding shares of common stock not already controlled by MetLife for $10.50 per share in cash. The complaint alleges that MetLife's proposal to acquire the remaining equity interest in Conning fails to offer a fair price to Conning's shareholders and lacks adequate procedural protections. Additionally, the complaint alleges that as a result of MetLife's proposal, the defendants have engaged in acts of self-dealing and breeches of fiduciary duty in connection with the proposed transaction. Conning was subsequently served with the complaint and believes the plaintiff's claims are without merit.

PART II

UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities and Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore, or hereafter duly adopted pursuant to authority conferred in that section.

RULE 484 UNDERTAKING

Section 351.355 of the Missouri General and Business Corporation Law, in brief, allows a corporation to indemnify any person who is a party or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, against expenses, including attorneys' fees, judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation. When any person was or is a party or is threatened to be made a party in an action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the Fact that he is or was a director, officer, employee, or agent of the corporation, indemnification may be paid unless such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the corporation. In the event of such a determination indemnification is allowed if a court determines that the person is fairly and reasonably entitled to indemnity. A corporation has the power to give any further indemnity to any person who is or was a director, officer, employee, or agent, provided for in the articles of incorporation or as authorized by any by-law which has been adopted by vote of the shareholders, provided that no such indemnity shall indemnify any person's conduct which was finally adjudged to have been knowingly fraudulent, deliberately dishonest, or willful misconduct.

In accordance with Missouri law, General American's Board of Directors, at its meeting on 19 November 1987, and the policyholders of General American at the annual meeting held on 26 January 1988, adopted the following resolutions:

     "BE IT RESOLVED THAT

     1. The company shall indemnify any person who is, or was a director, officer, or employee of the company, or is or was serving at the request of the company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against any and all expenses (including attorneys' fees), judgments, fines, and amounts paid in settlement, actually and reasonably incurred by him or her in connection with any civil, criminal, administrative, or investigative action, proceeding, or claim

     (including an action by or in the right of the company), by reason of the fact that he or she was serving in such capacity if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the company; provided that such person's conduct is not finally adjudged to have been knowingly fraudulent, deliberately dishonest, or willful misconduct.

     2. The indemnification provided herein shall not be deemed exclusive of any other rights to which a director, officer, or employee may be entitled under any agreement, vote of policyholders or disinterested directors, or otherwise, both as to action in his or her official capacity and as to action in another capacity which holding such office, and shall continue as to a person who has ceased to be a director, officer, or employee and shall inure to the benefit of the heirs, executors and administrators of such a person."

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.





REPRESENTATIONS PURSUANT TO SECTION 26(E)

General American Life Insurance Company hereby represents that the fees and charges deducted under the Policies described in the prospectus are, in the aggregate, reasonable in relation to the services rendered, the expenses expected, and the risks assumed by General American Life
Insurance Company.

CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following Papers and
Documents:


     The facing sheet.
     Joint and Survivor Variable Universal Life 98 Prospectus,
       consisting of 220 pages.
     The undertaking to file reports required by Section 15(d) of the
       1934 Act.
     The undertaking pursuant to Rule 484 of the 1933 Act.
     Representations pursuant to Section 26(e) of the 1940 Act.
     The signatures.


1. The following exhibits (which correspond in number to the numbers under paragraph A of the instructions for exhibits to Form
     N-8B-2):

     (1) Resolution of the Board of Directors of General American authorizing establishment of the Separate Account <F1>
     (2)  Not applicable
     (3)  (a)  Principal Underwriting Agreement <F1>
          (b)  Proposed form of Selling Agreement <F1>
          (c)  Commission Schedule <F1>
     (4)  Not applicable
     (5)  Form of Joint and Survivor Variable Universal Life 98
          Policy <F2>

     (6)  (a)  Amended Charter and Articles of Incorporation of
               General American <F3>
          (b)  Amended and Restated By-Laws of General American <F3>

     (7)  Not applicable

     (8)  (a)  Form of Agreement to Purchase Shares of General
               American Capital Company <F1>
          (b)  Participation Agreement with Variable Insurance
               Products Fund <F4>
          (c)  Participation Agreement with Variable Insurance
               Products Fund II <F4>

          (d)  Form of Participation Agreement with J.P. Morgan
               Series Trust II <F2>

          (e) Form of Participation Agreement with VanEck Worldwide Insurance Trust <F4>
          (f) Form of Shareholder Services Agreement with American Century Variable Portfolios <F2>
          (g)  Participation Agreement with SEI Insurance Products
               Trust <F4>

     (9)  Not applicable

     (10) (a) Form of Application, one application required for each insured. <F2>

2. Memorandum describing General American's issuance, transfer, and redemption procedures for the Policies and General American's procedure for conversion to a fixed benefit policy.
3. The following exhibits are numbered to correspond to the numbers in the instructions as to exhibits for Form S-6
          (1)  See above

          (2)  Opinion of Christopher A. Martin, Counsel of General
               American <F5>

          (3)  No financial statements will be omitted from the
               Prospectuses pursuant to prospectus instructions 1(b)
               or (c)
          (4)  Not applicable
          (5)  Not applicable
[FN]
---------------------

<F1> Incorporated by reference to Post-Effective Amendment No. 16, File
     No. 33-10146 (VUL 95), April 28, 2000.
<F2> Incorporated by reference to Pre-Effective Amendment No. 1 to the
     Registration Statement, File No. 333-53477 (VUL 98), July 31,
     1998.
<F3> Incorporated by reference to the initial filing of 333-53673
     (JSVUL 98) on May 27, 1998.
<F4> Incorporated by reference to Post-Effective Amendment No. 3 to the
     Registration Statement, File No. 333-53477 (VUL 98), April 28,
     2000.
<F5> Filed herewith.

                         SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, General American Life Insurance Company and General American Separate Account Eleven represent that this Post-Effective Amendment meets all the requirements for effectiveness under Rule 485(b) of that Act and have duly caused this amended Registration Statement to be signed on their behalf by the undersigned thereunto duly authorized, and the seal of General American Life Insurance Company to be hereunto affixed and attested, all in the City of St. Louis, State of Missouri, on the 28th day of April 2000.


                                         GENERAL AMERICAN SEPARATE
                                         ACCOUNT ELEVEN (Registrant)

(Seal)                                   BY:  GENERAL AMERICAN LIFE
                                              INSURANCE COMPANY (for
                                              Registrant and as Depositor)



Attest:  /s/ Robert J. Banstetter    By:  /s/ Kevin C. Eichner
        --------------------------       --------------------------
         Robert J. Banstetter, Sr.        Kevin C. Eichner
         Secretary                        President
                                          General American Life
                                          Insurance Company

Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


Signature                               Title                    Date
---------                               -----                    ----


/s/ Richard A. Liddy               Chairman, Chief               4/28/00
------------------------------     Executive Officer
Richard A. Liddy                   (Principal Executive
                                   Officer)


/s/ Kevin C. Eichner               President                     4/28/00
------------------------------
Kevin C. Eichner


/s/ Barry C. Cooper                Vice President                4/28/00
------------------------------     Controller
Barry C. Cooper                    (Principal Accounting
                                   Officer)



------------------------------
August A. Busch, III<F*>           Director


------------------------------
William E. Cornelius<F*>           Director


------------------------------
John C. Danforth<F*>               Director


------------------------------
Bernard A. Edison<F*>              Director



/s/ Richard A. Liddy
------------------------------
Richard A. Liddy                   Director                      4/28/00



------------------------------
William E. Maritz<F*>              Director


------------------------------
Craig D. Schnuck<F*>               Director

------------------------------
William P. Stiritz<F*>             Director


------------------------------
Andrew C. Taylor<F*>               Director





------------------------------
Robert L. Virgil, Jr.<F*>          Director


------------------------------
Virginia V. Weldon<F*>             Director


------------------------------
Ted C. Wetterau<F*>                Director



By  /s/ Christopher A. Martin                                    4/28/00
   ---------------------------
   Christopher A. Martin

[FN]
<F*> Original powers of attorney authorizing the Registrant's Secretary and Assistant Secretaries as well as Matthew P. McCauley, William L. Hutton, and Christopher A. Martin to sign this Registration Statement and Amendments thereto on behalf of the Board of Directors of General American Life Insurance Company are incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement, File No. 333-53477 (VUL 98), April 28, 2000.

The Board of Directors
General American Life Insurance Company


                    Re:  Joint and Survivor Variable Universal Life 98


We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" in the Registration Statement and Prospectus for General American Separate Account Eleven.



                              KPMG LLP



St. Louis, Missouri
April 28, 2000